Prospectus
May 1, 2023

SECUREDESIGNS® VARIABLE ANNUITY
Important Privacy Notice Included
Variable annuity contracts issued by
First Security Benefit Life Insurance and Annuity Company of New York
and offered by Security Distributors, LLC
32-69594-00 2023/05/01
6959

SECUREDESIGNS® VARIABLE ANNUITY
Individual Flexible Purchase Payment Deferred Variable Annuity Contract
Variable Annuity Account B
Issued By:	Mailing Address:
First Security Benefit Life Insurance and Annuity Company of New York 121 State Street Albany, New York 12207 1-800-355-4570 www.fsbl.com	First Security Benefit Life Insurance and Annuity Company of New York P.O. Box 750497 Topeka, Kansas 66675-0497

This Prospectus describes the SecureDesigns Variable Annuity—an Individual Flexible Purchase Payment Deferred Variable Annuity Contract (the “Contract”) offered by First Security Benefit Life Insurance and Annuity Company of New York (the “Company”). The Contract is available for individuals as a non-tax qualified contract. The Contract is also available for individuals in connection with a retirement plan qualified under Section 403(b), 408, or 408A of the Internal Revenue Code. The Contract may be available through third-party financial intermediaries who charge an advisory fee for their services. This fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee from your Contract Value, then this deduction will reduce death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax. The Contract is designed to give you flexibility in planning for retirement and other financial goals. This Prospectus is used with both prospective purchasers and current Owners.
You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company, called Variable Annuity Account B (the “Separate Account”), or to the Fixed Account (if it is available under your Contract). Each Subaccount invests in a corresponding mutual fund (each, an “Underlying Fund”). The Underlying Funds currently available under the Contract are listed and described in Appendix A to this Prospectus (entitled “Underlying Funds Available Under the Contract”).
This Prospectus sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. This Prospectus should be kept for future reference. Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. Neither the refund nor the Contract Value will include any Credit Enhancements, if applicable. You should review this Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Expenses for this Contract, if purchased with the Extra Credit Rider, may be higher than expenses for a contract without the Extra Credit Rider. The amount of Credit Enhancement may be more than offset by additional fees and charges. All or a portion of your Credit Enhancement may be recaptured upon cancellation of your Contract under the free look provision, surrender, withdrawal, or death.

The Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency. The value of your Contract can go up and down and you could lose money.

Date: May 1, 2023
6959
32-69594-00 2023/05/01Protected by U.S. Patent No. 7,251,623 B1.

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Definitions

Various terms commonly used in this Prospectus are defined as follows:
Accumulation Unit — A unit of measure used to calculate Contract Value.
Administrative Office — First Security Benefit Life Insurance and Annuity Company of New York, P.O. Box 750497, Topeka, Kansas 66675-0497.
Annuitant — The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, “Annuitant” means both Annuitants unless otherwise stated.
Annuity (“annuity”) — A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Designated Beneficiary during the period specified in the Annuity Options.
Annuity Options — Options under the Contract that prescribe the provisions under which a series of annuity payments are made.
Annuity Period — The period beginning on the Annuity Start Date during which annuity payments are made.
Annuity Start Date — The date when annuity payments begin.
Annuity Unit — A unit of measure used to calculate variable annuity payments under Annuity Options 1 through 6.
Automatic Investment Program — A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.
Bonus Credit — For certain Contracts issued between September 1, 2005 and December 31, 2007, an amount added to Contract Value under the Bonus Credit Rider.
Company — First Security Benefit Life Insurance and Annuity Company of New York. The Company is also identified herein as “we,” “our,” or “us.”
Contract — The flexible purchase payment deferred variable annuity contract described in this Prospectus.
Contract Date — The date the Contract begins as shown in your Contract. Contract anniversaries are measured from the Contract Date. The Contract Date is usually the date that the initial Purchase Payment is credited to the Contract.
Contract Debt — The unpaid loan balance including accrued loan interest.
Contract Value — The total value of your Contract which includes amounts allocated to the Subaccounts and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.
Contract Year — Each twelve-month period measured from the Contract Date.
Credit Enhancement — An amount added to Contract Value under the Extra Credit Rider.
Designated Beneficiary — The person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner prior to the Annuity Start Date.
Fixed Account — An account that is part of the Company’s General Account to which you may allocate all or a portion of your Contract Value to be held for accumulation at fixed rates of interest (which may not be less than the Guaranteed Rate) declared periodically by the Company.
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General Account — All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.
Guaranteed Rate — The minimum interest rate earned on Contract Value allocated to the Fixed Account, which accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state.
Internal Revenue Code or the Code — The Internal Revenue Code of 1986, as amended.
Owner — The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.
Purchase Payment — An amount initially paid to the Company as consideration for the Contract and any subsequent amounts paid to the Company under the Contract.
Separate Account — Variable Annuity Account B, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.
Subaccount — A division of the Separate Account which invests in a corresponding Underlying Fund.
Underlying Fund — A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.
Valuation Date — Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. Each Valuation Date closes at the end of regular trading on the New York Stock Exchange (normally, 3:00 p.m. Central time). The New York Stock Exchange is scheduled to be closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Valuation Period — A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next Valuation Date.
Withdrawal Value — The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any Contract Debt, any applicable withdrawal charges, any pro rata account administration charge and any uncollected premium taxes. If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. The Withdrawal Value during the Annuity Period under Annuity Option 5 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.
Important Information You Should Consider About the Contract

	FEES AND EXPENSES	Location in Prospectus
Charges for Early Withdrawals
If you withdraw money from your Contract within 7 years following your last
Purchase Payment, you may be assessed a surrender charge of up to 7% (as a percentage of the portion of the withdrawal amount consisting of Purchase
Payments, including any Bonus Credits), declining to 0% in the eighth year.
For example, if you were to withdraw $100,000 during a surrender charge period, you would be assessed a charge of up to $7,000.
Fee Table Fee Table – Examples Charges and Deductions – Contingent Deferred Sales Charge
Transaction Charges	Other than surrender charges (if any), there are no charges for other transactions (e.g., transferring money between investment options).	Not Applicable
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	FEES AND EXPENSES			Location in Prospectus
Ongoing Fees and Expenses (annual charges)
The table below describes the current fees and expenses of the Contract that you may pay each year, depending on the options you choose. Interest on any
Contract loans is not reflected. The fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, the fees and expenses would be higher.
Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

Fee Table
Fee Table – Examples
Charges and Deductions
– Mortality and Expense
Risk Charge
Charges and Deductions
– Administration Charge
Charges and Deductions
– Account Adminis-
tration Charge
Charges and Deductions
– Optional Rider Charges
Appendix A – Underlying
Funds Available Under
the Contract

	Annual Fee	Minimum	Maximum
	Base Contract[1]	0.76%	1.01%
	Investment options[2] (Underlying Fund fees and expenses)	0.53%	4.43%
	Optional benefits available for an additional charge[3] (for a single optional benefit, if elected)	0.25%	0.70%
1
As a percentage of Contract Value allocated to the Separate Account. This amount includes the account administration charge.
2
As a percentage of Underlying Fund average net assets.
3
As a percentage of Contract Value.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost: $1,185.43	Highest Annual Cost: $4,500.73
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of
Base Contract charge and
Underlying Fund fees and
expenses
•No optional benefits
•No sales charges or advisory fees
•No additional Purchase Payments,
transfers or withdrawals
•No Contract loans
•No Credit Enhancement amounts

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of Base
Contract charge, optional benefits,
and Underlying Fund fees and
expenses
•No sales charges or advisory fees
•No additional Purchase Payments,
transfers or withdrawals
•No Contract loans
•No Credit Enhancement amounts

	RISKS	Location in Prospectus
Risk of Loss	You can lose money by investing in this Contract, including loss of principal.	Principal Risks of Investing in the Contract
Not a Short-Term Investment
•This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
•Surrender charges may apply to withdrawals. If you take a withdrawal, a surrender charge may reduce the value of your Contract or the amount of money that you actually receive. Withdrawals may also reduce or terminate
Contract guarantees.
•The benefits of tax deferral, long-term income, and living benefit guarantees mean the Contract is more beneficial to investors with a long time horizon.
Charges and Deductions – Contingent Deferred Sales Charge The Contract – General
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Risks Associated with Investment Options
•An investment in this Contract is subject to the risk of poor investment performance. Performance can vary depending on the performance of the investment options that you choose under the Contract.
•Each investment option (including the Fixed Account, if available) has its own unique risks.
•You should review the investment options before making an investment decision.
Appendix A – Underlying Funds Available Under the Contract
Insurance Company Risks
An investment in the Contract is subject to the risks related to us, First Security
Benefit Life Insurance and Annuity Company of New York. Any obligations
(including under the Fixed Account option), guarantees or benefits of the
Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about First Security Benefit Life Insurance and Annuity Company of New York,
including our financial strength ratings, is available upon request by calling
1-800-888-2461 or visiting www.fsbl.com.
Information About the Company, the Separate Account, and the Underlying Funds – First Security Benefit Life Insurance and Annuity Company of New York
	RESTRICTIONS	Location in Prospectus
Investments
•Certain investment options may not be available under your Contract.
•Certain Subaccounts prohibit you from transferring out and back within a period of calendar days.
•We reserve the right to limit your transfers to 14 in a Contract Year, to suspend transfers and limit the transfer amounts, and to limit transfers in circumstances of frequent or large transfers.
•There are certain restrictions on transfers between the Fixed Account and
Subaccounts.
•We reserve the right to add, remove or substitute the Underlying Funds available as investment options under the Contract.
The Contract – Transfers of Contract Value – Frequent Transfer Restrictions The Fixed Account – Transfers and Withdrawals from the Fixed Account Other Information – Changes to Investments
Optional Benefits
•Optional benefits are only available at Contract issue. You cannot change or cancel the benefits that you select after they are issued.
•Certain optional benefits are subject to age restrictions.
•Certain optional benefits previously offered with the Contract are no longer available for purchase. We reserve the right to stop offering for purchase any currently available optional benefit at any time.
•Optional benefits may limit or restrict the investment options that you may select under the Contract. We may change these restrictions in the future.
•We do not have the right to modify or terminate an optional benefit.
Withdrawals, however, may reduce the value of an optional benefit by an amount greater than the value withdrawn or result in termination of the benefit.
Benefits Under the Contract – Optional Riders Appendix B - Riders Available for Purchase Only Prior to February 1, 2010
	TAXES	Location in Prospectus
Tax Implications
•If you elect to pay third-party advisory fees from your Contract Value, then the deduction will reduce the death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
•Consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.
•If you purchased the Contract through a tax-qualified plan or IRA, you do not get any additional tax benefit under the Contract.
•Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59½.
The Contract – Withdrawals to Pay Advisory Fees Charges and Deductions – Deduction of Advisory Fees Federal Tax Matters Federal Tax Matters – Qualified Plans
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	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation
Your investment professional may receive compensation for selling this
Contract to you, in the form of commissions, additional payments, and non-cash compensation. We may share the revenue we earn on this Contract with your investment professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or is compensated less.
Other Information – Sale of the Contract
Exchanges
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange a contract you already own if you determine, after comparing the features, fees and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Additional Compensation Paid to Selected Selling Broker-Dealers
Overview of the Contract

Purpose of the Contract — The Contract is a variable annuity contract. It is designed for retirement planning purposes. You make investments in the Contract’s investment options during the accumulation phase. The value of your investments is used to calculate your benefits under the Contract. At the end of the accumulation phase, we use that accumulated value to calculate the payments that we make during the annuity phase. These payments can provide or supplement your retirement income. Generally speaking, the longer your accumulation phase, the greater your accumulated value may be for setting your benefits and annuity payouts. The Contract also includes a death benefit to help financially protect your Designated Beneficiary.
This Contract may be appropriate for you if you have a long investment time horizon. Each Purchase Payment is subject to a withdrawal charge for seven years from the date of that Purchase Payment. This means that a Purchase Payment made in year eight of the Contract will be subject to a withdrawal charge until year 15 of the Contract. Because of the withdrawal charge and the possibility of income tax and tax penalties on early withdrawals, the Contract should not be viewed as an investment vehicle offering low cost liquidity. Your financial goal in acquiring the Contract should focus on a long-term insurance product, offering the prospect of investment growth.
Phases of the Contract — The contract has two phases: (1) an accumulation phase (for savings) and (2) an annuity (payout) phase (for income).
Accumulation Phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. To accumulate value during the accumulation phase, you invest your Purchase Payments and earnings in the Subaccounts that are available under the Contract, which, in turn, invest in Underlying Funds with different investment strategies, objectives, and risk/reward profiles. You may allocate all or part of your Purchase Payments and Contract Value to the Subaccounts. Amounts that you allocate to a Subaccount will increase or decrease in dollar value depending in part on the investment performance of the Underlying Fund in which such Subaccount invests. The Fixed Account option (if available under your Contract), which guarantees the principal and a minimum interest rate, may also be available for investment. If the Fixed Account is available under your Contract, you may allocate all or part of your Purchase Payments to the Fixed Account, which is part of the Company's General Account.
A list of the Underlying Funds currently available under the Contract is provided in Appendix A: Underlying Funds Available Under the Contract.
Annuity (Payout) Phase. The Annuity phase occurs after the Annuity Start Date and is when you or a designated payee begin receiving regular Annuity payments from your Contract. The Contract provides several Annuity Options. You should carefully review the Annuity Options with your financial or tax adviser. The payments may be fixed or variable or a combination of both. Variable payments will vary based on the performance of the Subaccounts you select. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed annuity.
Please note that if you annuitize, your investments will be converted to income payments and you generally will no longer be able to withdraw money at will from your Contract. However, there are certain payout options which provide for withdrawals. Optional benefits (e.g., the Annual Stepped Up Death Benefit) terminate upon annuitization.
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Contract Features —
Accessing Your Money. Before your Contract is annuitized, you can withdraw money from your Contract at any time. If you take a withdrawal, you may have to pay a surrender charge and/or income taxes, including a tax penalty, if you are younger than age 59½.
Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2) surrender of the Contract; (3) receiving a payment from us; or (4) payment of a death benefit.
Death Benefit. For Contract Owners aged 80 or younger on the Contract issue date, the Contract includes a standard death benefit that will pay the higher of Contract Value or total Purchase Payments (adjusted for any outstanding Contract Debt, any pro rata account administration charge, prior withdrawals, including any withdrawal charges, and any uncollected premium tax) upon your or the Annuitant’s death. For Contract Owners aged 81 and older on the Contract issue date, the standard death benefit will be equal to the Contract Value only. If you elect to purchase an optional rider that provides an enhanced death benefit for an additional charge, you have the opportunity to leave your beneficiary a death benefit greater than the standard death benefit.
Loans. If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may be able to borrow money under your Contract using the Contract Value as the only security for the loan. A loan must be taken and repaid prior to the Annuity Commencement Date.
Extra Credit Rider. For an additional cost during the first seven Contract Years, the Company adds to your Contract Value an amount known as a Credit Enhancement, which is based on a percentage of any Purchase Payments made in the first Contract Year. In the past, we offered a version of this rider at no cost. All or a portion of your Credit Enhancement may be recaptured upon free look, surrender, withdrawal, or death.
0-Year or 4-Year Alternate Withdrawal Charge. For an additional cost, this rider makes available an alternative, shorter withdrawal charge schedule. The withdrawal charge varies depending on the Purchase Payment age and will apply in lieu of the Contract’s seven-year withdrawal charge schedule.
Optional Living Benefits. Prior to February 1, 2010, we offered various optional living benefits that, for additional charges, offer protection against market risk (the risk that your investments may decline in value or underperform your expectations) and may guarantee a minimum lifetime income.
Advisory Fees. Deductions from your Contract Value to pay third-party advisory fees are treated as withdrawals under the Contract, but no surrender charge (if applicable) is assessed on such withdrawals, and the deduction of advisory fees will not count toward the annual free withdrawal amount. If you elect to pay advisory fees from your Contract Value, then the deduction will reduce the death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
Additional Services — We offer several additional services:

Dollar Cost Averaging. You direct us to systematically transfer Contract Value among the Subaccounts and the Fixed Account (if available) on a monthly, quarterly, semiannual, or annual basis.
Asset Reallocation Option. You direct us to automatically reallocate your Contract Value to return to your original percentage investment allocations on a periodic basis.
Systematic Withdrawals. You receive regular automatic withdrawals from your Contract, on a monthly, quarterly, annual or semi-annual basis, provided that each payment must amount to at least $100 (unless we consent otherwise).
Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, surrendering, or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract Value between investment options. State premium taxes may also be deducted. The fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, the fees and expenses would be higher.
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Transaction Expenses
Charge
Sales Load on Purchase Payments	None
Maximum Surrender Charge (as a percentage of amount withdrawn attributable to Purchase Payments)	7%[1]
Transfer Fee (per transfer)	None
1 We also refer to this charge as a contingent deferred sales charge, withdrawal charge, and sales charge. The amount of the surrender charge is determined by reference to how long your Purchase Payments or Bonus Credits have been held under the Contract. Free withdrawals are available equal to (1) 10% of Purchase Payments, excluding any Credit Enhancements and/or Bonus Credits, in the first Contract Year, and (2)
10% of Contract Value as of the first Valuation Date of the Contract Year in each subsequent Contract Year. See “Full and Partial Withdrawals”
and “Contingent Deferred Sales Charge” for more information.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Underlying Fund fees and expenses). If you choose to purchase an optional rider, you will pay additional charges, as shown below.
Annual Contract Expenses
Charge
Administrative Expenses	$30.00[1]
Net Loan Interest Charge (as an annual percentage of Contract Value allocated to the Loan Account)[2]	4.40%
Base Contract Expenses (as a percentage of average Contract Value)[3]	1.00%
Riders Available for Purchase with the Contract*
Annual Stepped Up Death Benefit Rider	0.25%
4% Extra Credit Rider[4]	0.55%
Alternate Withdrawal Charge (0-Year)	0.70%
Alternate Withdrawal Charge (4-Year)	0.60%[5]
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Riders No Longer Available – Available for Purchase ONLY Prior to February 1, 2010
3% Guaranteed Minimum Income Benefit	0.25%
5% Guaranteed Minimum Income Benefit	0.40%
	Current	Maximum
Guaranteed Minimum Withdrawal Benefit Rider[6]	0.55%	1.10%
3% Extra Credit[4]	0.40%
5% Extra Credit[4]	0.70%
*
If you purchase any optional riders, the charge will be deducted from your Contract Value. Total rider charges cannot exceed 2.00% of
Contract Value for riders elected prior to February 1, 2010 (1.00% for Contracts issued prior to June 19, 2006 with a 0-Year Alternate
Withdrawal Charge Rider).
1
We call this the account administration charge in your Contract, as well as in other places in this prospectus. An account administration charge of $30 is deducted at each Contract anniversary and a pro rata account administration charge is deducted (1) upon full withdrawal of
Contract Value; (2) upon the Annuity Start Date; and (3) upon payment of a death benefit. The account administration charge will be waived if your Contract Value is $50,000 or more on the date it is to be deducted. This fee is presented as part of the Base Contract Expenses in the section entitled “Important Information You Should Consider About Your Contract” earlier in this prospectus.
2
The net loan cost of 4.4% is the difference between the amount of interest the Company charges you for a loan (7.4%) and the amount of interest the Company credits to the Loan Account (3%).
3
This charge is comprised of both an annual mortality and expense risk charge and an annual administration charge. The administration charge is equal to an annual rate of 0.15% and is deducted daily. The mortality and expense risk charge is 0.85% but is reduced for larger
Contract Values as follows: At least $25,000 but less than $100,000 – 0.70%; $100,000 or more – 0.60%. The minimum mortality and expense risk charge of 0.60% is deducted daily. Any mortality and expense risk charge above the minimum charge is deducted from your
Contract Value on a monthly basis. During the Annuity Period, the annual mortality and expense risk charge is 1.25%, in lieu of the amounts described above, and is deducted daily. See the discussion under Base Contract Expenses – “Mortality and Expense Risk Charge” later in this Prospectus.
4
The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.
5
If the Company issued your rider before September 1, 2005, the charge for the 4-year Alternate Withdrawal Charge Rider is 0.55%.
6
The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% on an annual basis. Please see the discussion under “Guaranteed Minimum
Withdrawal Benefit” In Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010. The current charge for such rider is used in calculating the maximum rider charge of 1.70% (1.55% if your Contract was issued before September 1,
2005; provided however, that you may not select riders with total charges in excess of 1.00% if one of the riders you select is the 0-Year
Alternate Withdrawal Charge Rider).

The next table below shows the minimum and maximum total operating expenses charged by the Underlying Funds you may pay periodically during the time that you own the Contract. A complete list of Underlying Funds available under the Contract, including their annual expenses, may be found in Appendix A to this Prospectus.
Annual Underlying Fund Expenses
	Minimum	Maximum
Annual Underlying Fund Expenses (expenses deducted from Underlying Fund assets include management fees, distribution (12b-1) fees, service fees and other expenses)	0.53%	4.43%
Net Annual Underlying Fund Expenses (after contractual waivers/reimbursements)[1]	0.47%	1.99%
1
Certain of the Underlying Funds have entered into contractual expense waiver or reimbursement arrangements that reduce fund expenses during the period of the arrangement. These arrangements vary in length and are in place at least through April 30, 2024.

Examples — These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, Annual Contract Expenses and annual Underlying Fund fees and expenses but do not include state premium taxes, which may be applicable to your Contract. The Examples do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such fees were reflected, the costs would be higher.
These Examples assume that you invest $100,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and you elect the most expensive combination of optional benefits available for an additional charge. The first Example assumes the most
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expensive Annual Underlying Fund Expenses. The second Example assumes the least expensive Annual Underlying Fund Expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Based on the Most Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$13,289.80	$25,853.38	$37,105.23	$64,214.78
If you do not surrender; or if you annuitize your Contract at the end of the applicable time period.	$7,064.75	$20,743.67	$33,843.07	$64,214.78
Based on the Least Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$9,631.26	$15,628.90	$20,831.54	$35,410.06
If you do not surrender; or if you annuitize your Contract at the end of the applicable time period	$3,269.70	$9,982.64	$16,933.79	$35,410.06
Principal Risks of Investing in the Contract

Risk of Investment Loss — The Contract involves risks, including possible loss of principal. You bear the risk of any decline in the Contract Value resulting from the performance of the Subaccounts you have chosen. Your losses could be significant. This risk could have a significant negative impact on certain benefits and guarantees under the Contract.
This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. This Contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Short-Term Investment Risk/Withdrawal Risk — This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. If you plan to withdraw money or surrender the Contract for short-term needs, it may not be the right contract for you. A withdrawal charge may be assessed on withdrawals and surrenders, and it could be substantial. Each Purchase Payment is subject to a withdrawal charge for seven years from the date of that Purchase Payment. This means that a Purchase Payment made in year eight of the Contract will be subject to a withdrawal charge until year 15 of the Contract. If you make a withdrawal prior to age 59½, there may be adverse tax consequences, including a 10% IRS penalty tax. A withdrawal could reduce the value of certain optional benefits by an amount greater than the amount withdrawn and could result in termination of the benefit. A total withdrawal (surrender) will result in the termination of your Contract and any benefits. The benefits of tax deferral, long-term income, and living benefit protections mean that this Contract is more beneficial to investors with a long time horizon.
Subaccount Risk — Amounts that you invest in the Subaccounts are subject to the risk of poor investment performance. You assume the investment risk. Generally, if the Subaccounts that you select make money, your Contract Value goes up, and if they lose money, your Contract Value goes down. Each Subaccount’s performance depends on the performance of its Underlying Fund. Each Underlying Fund has its own investment risks, and you are exposed to the Underlying Fund’s investment risks when you invest in a Subaccount. You are responsible for selecting Subaccounts that are appropriate for you based on your own individual circumstances, investment goals, financial situation, and risk tolerance. The investment risks are described in the prospectuses for the Underlying Funds.
Managed Volatility Fund Risk — Certain Underlying Funds utilize managed volatility strategies. These risk management techniques help us manage our financial risks associated with the Contract’s guaranteed rider benefits, like living and death benefits, because they reduce the incidence of extreme outcomes, including the probability of large gains or losses. However, these strategies can also limit your participation in rising equity markets, which may limit the potential growth of your Contract Value and guaranteed rider benefits and may therefore conflict with your personal investment objectives. In addition, the cost of these hedging strategies may negatively impact performance.
Purchase Payment Risk — Your ability to make subsequent Purchase Payments is subject to restrictions. We reserve the right to refuse any Purchase Payment, to further limit your ability to make subsequent Purchase Payments with advance notice, and to require our prior approval before accepting Purchase Payments. There is no guarantee that you will always be permitted to make Purchase Payments.
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Financial Strength and Claims-Paying Ability Risk — All guarantees under the Contract that are paid from our General Account (including under any Fixed Account option) are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
Cybersecurity and Business Disruption Risk — Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is vulnerable to systems failures and cyber-attacks. Systems failures and cyber-attacks may adversely affect us, your Contract, and your Contract Value. In addition to cybersecurity risks, we are exposed to the risk that natural and man-made disasters, pandemics (like COVID-19), catastrophes, geopolitical disputes and military actions may significantly disrupt our business operations and our ability to administer the Contract. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with systems failures, cyber-attacks, or natural and man-made disasters, pandemics and catastrophes. We note that there may be an increased risk of cyberattacks during periods of geopolitical or military conflicts (such as Russia’s invasion of the Ukraine and the resulting response by the United States and other countries). For more information about these risks, see “More About the Contract – Cyber Security and Certain Business Continuity Risks.”
Credit Enhancement Risk — Expenses for a Contract with a Credit Enhancement may be higher than for a Contract without a Credit Enhancement. The amount of the Purchase Payment credit may be more than offset by the fees and charges associated with the credit. In addition, Credit Enhancements are excluded from the calculation of the optional living and death benefits. This means that, unlike Purchase Payments, Credit Enhancements do not increase the value of such benefits.
Tax Consequences Risk — Withdrawals are generally taxable (to the extent of any earnings on the Contract), and prior to age 59½ a tax penalty may apply. In addition, even if the Contract is held for years before any withdrawal is made, the withdrawals are taxable as ordinary income rather than capital gains.
Advisory Fee Deduction Risk — If you elect to pay third-party advisory fees from your Contract Value, then the deduction will reduce the death benefit and guaranteed rider benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
Information About the Company, the Separate Account, and the Underlying Funds

First Security Benefit Life Insurance and Annuity Company of New York — First Security Benefit Life Insurance and Annuity Company of New York is a stock life insurance company organized under the insurance laws of the State of New York on November 8, 1994. The Company offers fixed and variable annuity contracts in New York and is admitted to do business in that state. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Principal Underwriter for the Contract is Security Distributors, LLC (“SDL”), One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, an affiliate of the Company, is registered as a broker-dealer with the SEC and is a wholly-owned subsidiary of Security Benefit Life Insurance Company and is a member of the Financial Regulatory Authority (“FINRA”).
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.fsbl.com or visiting the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
Published Ratings — The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company and Standard & Poor’s. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best’s Ratings. These ratings reflect their current opinion of
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the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor’s Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings, which are subject to change, are opinions as to an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.
Separate Account — The Company established the Separate Account under New York law on January 22, 1996. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. Such Separate Account assets are not subject to claims of the Company’s creditors.
The Separate Account consists of accounts referred to as Subaccounts. The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles. See “Changes to Investments.”
The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of the Company. We do not guarantee the investment results of the Separate Account.
Underlying Funds — Each Underlying Fund is an open-end management investment company or a series thereof and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policies of the Underlying Fund. Each Underlying Fund has its own investment objectives and policies.
As described in more detail in the Underlying Fund prospectuses, certain Underlying Funds employ managed volatility strategies that are intended to reduce the Underlying Fund’s overall volatility and downside risk, and those Underlying Funds may help us manage the risks associated with providing certain guaranteed rider benefits under the Contract. Investing in Underlying Funds with managed volatility strategies may impact the value of certain guaranteed benefits under the Contract. During rising markets, the hedging strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in an Underlying Fund without a managed volatility strategy. In addition, the cost of these hedging strategies may negatively impact performance. On the other hand, investing in an Underlying Fund with a managed volatility strategy may be helpful in a declining market with higher market volatility because the strategy will often reduce your equity exposure in such circumstances. In such cases, your Contract Value may decline less than would have been the case if you had not invested in an Underlying Fund with a managed volatility strategy.
Certain Underlying Funds (sometimes called “alternative funds”) invest in positions that emphasize alternative investment strategies and/or nontraditional asset classes. These alternative investments involve a mix of strategies that offer potential diversification or market exposure benefits, but such alternative investment strategies may be riskier than traditional investment strategies. The strategies often involve speculative investment techniques, such as leverage and complex derivative instruments.
One of the Underlying Funds is a money market fund. There is no assurance that this Underlying Fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on the corresponding Subaccount may become low and possibly negative.
Shares of the Underlying Funds currently are not publicly traded. They are available only as investment options in variable annuity or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. Certain Underlying Funds have similar investment objectives and policies as other mutual funds managed by the same adviser. The investment results of the Underlying Funds, however, may be higher or lower than the results of such other funds. There can be no assurance,
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and no representation is made, that the investment results of any of the Underlying Funds will be comparable to the investment results of any other fund, even if both the Underlying Fund and the other fund are managed by the same adviser.
Information regarding each Underlying Fund, including its (i) name, (ii) type or investment objective, (iii) investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance, is available in an appendix to this Prospectus. See Appendix A: Underlying Funds Available Under the Contract. We cannot assure that any Underlying Fund will achieve its objective. Each Underlying Fund has issued a prospectus that contains more detailed information about the Underlying Fund. Read these prospectuses carefully before investing. Paper or electronic copies of the Underlying Fund prospectuses may be obtained by calling us at 1-800-888-2461, e-mailing us at FSBLProspectusRequests@securitybenefit.com or visiting https://dfinview.com/SecurityBenefit/TAHD/336277405?site=PFSBL.
Certain Payments the Company and its Affiliates Receive with Regard to the Underlying Funds. The Company (and its affiliates) receives payments from some of the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof. The Company negotiates these payments and thus they differ by Underlying Fund (sometimes substantially), and the amounts the Company (or its affiliates) receives can be significant. Where these payments are made, the advisers, sub-advisers, or distributors (or affiliate thereof) of those Underlying Funds have increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments can be used by the Company for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and in the Company’s role as an intermediary for the Underlying Funds. The Company and its affiliates may profit from these payments.
12b-1 Fees. The Company and/or its affiliate, SDL, the principal underwriter for the Contract, receive 12b-1 fees from certain of the Underlying Funds that are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). 12b-1 fees are paid out of Underlying Fund assets as part of the Underlying Fund’s total annual operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that would otherwise be available for investment, and will reduce the Underlying Fund’s investment returns. Currently, the Company and SDL receive 12b-1 fees ranging from 0.05% to 0.35% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in Underlying Funds that pay 12b-1 fees.
Payments from Underlying Fund Service Providers. The Company (or its affiliates) also receives payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Underlying Fund assets. Owners, through their indirect investment in the Underlying Funds, bear the costs of these investment advisory fees (see the Underlying Funds’ prospectuses for more information). These payments usually are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Currently, the Company and its affiliates receive payments that range from 0.10% to 0.55% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in an Underlying Fund.
Other Payments. In the case of certain of the Underlying Funds, the Underlying Fund’s adviser, sub-adviser, distributor, or affiliates provide the Company (or its affiliates) and/or broker-dealers that sell the Contract (“selling firms”) with wholesaling services to assist the Company in the distribution of the Contract, pay the Company (or its affiliates) and/or selling firms amounts to participate in their national and regional sales conferences and meetings with their sales desks, and/or provide the Company (or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compensation as an incentive for them to market the Underlying Funds when offering or distribution the Contract and to cooperate with their promotional efforts for the Underlying Funds.
For details about the compensation payments the Company makes in connection with the sale of the Contract, see “Sale of the Contract.”
Total Payments. Currently, the Company and its affiliates, including SDL, receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof in the form of 12b-1 fees and/or other payments described above that range in total from a minimum of 0.25% to a maximum of 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Funds.
Selection of Underlying Funds. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s (or sub-adviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its
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sub-adviser, or an affiliate will make payments to the Company or its affiliates, as described above. These payment arrangements may create an incentive for us to select funds that pay us higher amounts. The Company also considers whether the Underlying Fund’s adviser is one of its affiliates, and whether the Underlying Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant assets. The Company does not recommend or endorse any particular Underlying Fund and does not provide investment advice.
Charges and Deductions

Certain charges will be deducted in connection with the Contract, as described below.
Transaction Expenses
Contingent Deferred Sales Charge — We also refer to this charge as the surrender charge, sales charge, or withdrawal charge in this Prospectus. The Company does not deduct sales charges from Purchase Payments before crediting them to your Contract Value. However, except as set forth below, the Company may assess a contingent deferred sales charge on a full or partial withdrawal, including systematic withdrawals, depending on how long your Purchase Payments have been held under the Contract. Purchase Payments include any Bonus Credits for purposes of assessing the withdrawal charge. As such, any Bonus Credits are subject to withdrawal charges on the same basis as Purchase Payments in the event of a full or partial withdrawal of any such Bonus Credits. Purchase Payments do not include Credit Enhancements for the purpose of assessing the withdrawal charge.
The Company will waive the withdrawal charge on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the free withdrawal amount. The free withdrawal amount is equal in the first Contract Year to 10% of Purchase Payments, excluding any Credit Enhancements and/or Bonus Credits made during the year and for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year.
The withdrawal charge applies to the portion of any withdrawal consisting of Purchase Payments and/or Bonus Credits that exceeds the free withdrawal amount. The withdrawal charge does not apply to withdrawals of earnings. Withdrawals are considered to come first from Purchase Payments, then Bonus Credits in the order they were received and then from earnings. Free withdrawal amounts do not reduce Purchase Payments and/or Bonus Credits for the purpose of determining future withdrawal charges. Also, under the Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, withdrawals of up to the Annual Withdrawal Amount are not subject to a withdrawal charge but reduce the free withdrawal amount otherwise available in that Contract Year.
The amount of the charge will depend on how long your Purchase Payments and/or Bonus Credits have been held under the Contract. Each Purchase Payment and Bonus Credit is considered to have a certain “age,” depending on the length of time since the Purchase Payment or Bonus Credit was effective. A Purchase Payment or Bonus Credit is “age one” in the year beginning on the date the Purchase Payment or Bonus Credit is applied by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:
Purchase Payment or Bonus Credit Age (in years)	Withdrawal Charge
1	7%
2	7%
3	6%
4	5%
5	4%
6	3%
7	2%
8 and over	0%
The Company will deduct the withdrawal charge from your withdrawal payment, unless you request that the charge be deducted from remaining Contract Value and provided there is sufficient Contract Value available. If we deduct the withdrawal charge from your remaining Contract Value, the withdrawal charge is also subject to a withdrawal charge.
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Example of Withdrawal Charge Deducted from Withdrawal Payment and Deducted from Remaining Contract Value. Assume:
(i)
A withdrawal of $20,000 is requested in Contract Year 2
(ii)
The remaining free withdrawal amount in Contract Year 2 is $10,000
If the Owner requests that the withdrawal charge be deducted from the withdrawal payment, the withdrawal charge would be $700, calculated as follows:
(Withdrawal Amount – Remaining Free Withdrawal Amount) x Withdrawal Charge %
($20,000 - $10,000) x 7% = $700
The $700 withdrawal charge is deducted from the withdrawal payment before the Company sends it to the Owner. The Contract Value decreases by $20,000 and the Owner receives a total payment of $19,300 ($20,000 - $700).
If the Owner requests that the withdrawal charge be deducted from the remaining Contract Value, the withdrawal charge would be $752.69, calculated as follows:
(Withdrawal Amount - Remaining Free Withdrawal Amount)	x	Withdrawal Charge %
1– Withdrawal Charge %
($20,000 - $10,000) x (7% / (1 - 7%))
$10,000 x (7% / 93%)
$10,000 x 7.5269% = $752.69
The $752.69 withdrawal charge is deducted from the Contract Value. The Contract Value decreases by $20,752.69 ($20,000 + $752.69) and the Owner receives a total payment of $20,000.
In no event will the amount of any withdrawal charge, when added to such charge previously assessed against any amount withdrawn from the Contract, exceed 7% of Purchase Payments and Bonus Credits paid under the Contract. In addition, no withdrawal charge will be imposed upon: (1) payment of death benefit proceeds; or (2) Annuity Options that provide for payments for life, or a period of at least seven years. The Company will assess the withdrawal charge against the Subaccounts and the Fixed Account in the same proportion as the withdrawal proceeds are allocated.
The withdrawal charge is designed to reimburse the Company for costs and other expenses associated with the promotion and sale of the Contract, such as paying sales commissions to broker-dealers. It is expected that actual expenses will be greater than the amount of the withdrawal charge. To the extent that all sales expenses are not recovered from the charge, such expenses may be recovered from other charges, including amounts derived indirectly from the mortality and expense risk charge.
Premium Tax Charge — Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner’s state of residence, the Annuitant’s state of residence, and the insurance tax laws and the Company’s status in a particular state. The Company may assess a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. If assessed, the Company will deduct this charge upon the Annuity Start Date. The Company may deduct premium tax upon a full or partial withdrawal (including a systematic withdrawal or a withdrawal made to pay the fees of your investment adviser) if a premium tax has been incurred and is not refundable. No premium tax is currently imposed in the State of New York. The Company reserves the right to deduct premium taxes when due or any time thereafter.
Deduction of Advisory Fees — You may enter into a separate investment advisory agreement with an investment adviser that provides asset allocation services in connection with your Contract. We are not affiliated with those investment advisers, and we do not supervise or perform due diligence on investment advisers who may provide such asset allocation services. By entering into an agreement with the investment adviser for asset allocation services and executing the Company's investment adviser authorization form, you authorize the investment adviser to allocate your Contract Value among certain Subaccounts and make changes in your allocations from time to time, and you may authorize us to deduct amounts from your Contract Value to pay the investment adviser's fee in the
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amounts and at the times directed by the investment adviser in writing. You may terminate your investment adviser authorization at any time by sending written and signed notice of termination to our Administrative Office or submitting an electronic notice of termination to AAWF-NF@securitybenefit.com.
We will treat each deduction as a partial withdrawal from your Contract. However, no surrender charges will apply to such deductions, and the deductions will not count toward the annual free withdrawal amount. The Company will deduct the amount of the withdrawal from the Contract Value in the Subaccounts and the Fixed Account, according to the Owner’s or authorized investment adviser’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account. The investment advisory fee is paid to the investment adviser and is not a Contract charge retained by us. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay the investment adviser's fees may be subject to federal and state income tax and a 10% federal penalty tax.
The investment advisory fee is described more fully in the disclosure statement provided by the investment adviser. You should consult with your representative for details regarding the investment advisory services, including fees and expenses. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges.
Withdrawals from your Contract Value to pay advisory fees will reduce the death benefits and other guaranteed benefits under the Contract, perhaps significantly. See “Death Benefit” for an example of how withdrawals to pay advisory fees impact the Contract Value and standard death benefit.
Annual Contract Expenses
Administrative Expenses
Account Administration Charge — The Company deducts an account administration charge of $30 from Contract Value at each Contract anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. The Company will deduct a pro rata account administration charge (1) upon a full withdrawal; (2) upon the Annuity Start Date; and (3) upon payment of a death benefit. This charge is not deducted during the Annuity Period. The purpose of the charge is to compensate the Company for the expenses associated with administration of the Contract.
Base Contract Expenses
Mortality and Expense Risk Charge — The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0.60%, on an annual basis, of each Subaccount’s average daily net assets. If you are subject to mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value at the time the charge is deducted, as set forth in the table below.
Contract Value	Annual Mortality and Expense Risk Charge
Less than $25,000	0.85%
At least $25,000 but less than $100,000	0.70%
$100,000 or more	0.60%
During the Annuity Period, the mortality and expense risk charge is as follows:
Annuity Option	Annual Mortality and Expense Risk Charge
Annuity Options 5 & 6	See table immediately above.
Annuity Options 1-4, 7 & 8	1.25%
The expense risk is the risk that the Company’s actual expenses in issuing and administering the Contracts and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company’s actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The
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Company also assumes a mortality risk in connection with the death benefit under the Contract (i.e., for deaths occurring sooner than the Company’s actuarial tables predict).
The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses. See “Determination of Contract Value” for more information about how the Company deducts the mortality and expense risk charge.
Administration Charge — The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount’s average daily net assets. The purpose of this charge is to compensate the Company for the expenses associated with administration of the Contracts and operation of the Subaccounts.
The Company assesses the administration charge in order to facilitate making certain Underlying Funds available as investment options under the Contract. The Company applies the fee on all Subaccounts, but may impose a higher fee on Subaccounts that we add in the future that invest in Underlying Funds that do not provide the Company or its affiliates with the amount of revenue it requires in order for the Company to meet its revenue targets. See “Certain Payments the Company and its Affiliates Receive With Regard to the Underlying Funds” for more information on payments the Company and its affiliates may receive from the Underlying Funds and their affiliates. These payments may be used for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and, in its role as intermediary for, the Underlying Funds. The Company may profit from the administration charge, and may use any profit derived from this fee for any lawful purpose, including distribution expenses.
Loan Interest Charge — The Company charges an effective annual interest rate on a loan equal to 7.4%. The Company also will credit the amount in the Loan Account with an effective annual interest rate equal to 3.0%. The net cost of a loan is the interest rate charged by the Company less the interest rate credited.
Other Charges — The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See “Tax Status of the Company and the Separate Account” and “Charge for the Company’s Taxes.”
Variations in Charges — The Company may reduce or waive the amount of the contingent deferred sales charge and certain other charges for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment or projected Purchase Payments or the Contract is sold in connection with a group or sponsored arrangement.
Optional Rider Charges — In addition to the charges and deductions discussed above, you may purchase certain optional Riders under the Contract. The Company makes each Rider available only at issue.
The Company deducts a monthly charge from Contract Value for any Riders elected by the Owner. The Company will deduct the monthly Rider charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date. The charge for the Extra Credit Rider, however, is deducted only during the seven-year period beginning on the Contract Date. The amount of each rider charge is equal to a percentage, on an annual basis, of your Contract Value. Each rider and its charge are listed below. Currently, you may not select riders with total charges in excess of 1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider.
As noted in the table, certain riders are no longer available for purchase. For more information on these riders, see Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010.
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Optional Rider Expenses (as a percentage of Contract Value)
	Annual Rider Charge
Riders Available for Purchase with the Contract
Annual Stepped Up Death Benefit Rider	0.25%
4% Extra Credit Rider[1]	0.55%
0-Year Alternate Withdrawal Charge Rider	0.70%
4-Year Alternate Withdrawal Charge Rider	0.60%[2]
Riders Available for Purchase ONLY Prior to February 1, 2010
3% Guaranteed Minimum Income Benefit Rider	0.25%
5% Guaranteed Minimum Income Benefit Rider	0.40%
	Current	Maximum
Guaranteed Minimum Withdrawal Benefit Rider[3]	0.55%	1.10%
3% Extra Credit Rider[1]	0.40%
5% Extra Credit Rider[1]	0.70%
1
The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.
2
If the Company issued your rider before September 1, 2005, the charge for the 4-year Alternate Withdrawal Charge Rider is 0.55%.
3
The Company may increase the Rider charge for the Guaranteed Minimum Withdrawal Benefit Rider only if you elect a reset; the Company guarantees the Rider charge upon reset will not exceed 1.10% on an annual basis. Please see the discussion under “Guaranteed Minimum
Withdrawal Benefit” In Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010. The current charge for such Rider is used in calculating the maximum Rider charge of 1.70% and 1.00% with the 0-Year Alternate Withdrawal Charge
Rider. For Contracts issued before September 1, 2005, total rider charges cannot exceed 1.55% and 1.00% with the 0-Year Alternate
Withdrawal Charge Rider.

Underlying Fund Expenses — Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund’s net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund’s prospectus, are not specified or fixed under the terms of the Contract and may vary from year to year.
The Contract

General — The Company issues the Contract offered by this Prospectus. It is a flexible purchase payment deferred variable annuity. To the extent that you allocate all or a portion of your Purchase Payments to the Subaccounts, the Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Purchase Payments and the amount of interest credited on Contract Value that you have allocated to the Fixed Account.
The Contract is available for purchase by an individual as a non-tax qualified contract (“Non-Qualified Contract”). The Contract is also eligible for purchase in connection with certain tax qualified retirement plans that meet the requirements of Section 403(b), 408, or 408A of the Internal Revenue Code ("Qualified Plan"). Certain federal tax advantages are currently available to retirement plans that qualify as (1) annuity purchase plans of public school systems and certain tax-exempt organizations under Section 403(b) or (2) traditional and Roth individual retirement accounts or annuities, including traditional IRAs established by an employer under a simplified employee pension plan or a SIMPLE IRA plan, under Section 408. Joint Owners are permitted only on a Contract issued pursuant to a Non-Qualified Contract. If you are purchasing the Contract as an investment vehicle for a Section 403(b), 408, or 408A Qualified Plan, you should consider that the Contract does not provide any additional tax advantages beyond those already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
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Important Information About Your Benefits Under the Contract — The benefits under the Contract are paid by us from our General Account assets and/or your Contract Value held in the Separate Account. It is important that you understand that payment of benefits from the Separate Account is not guaranteed and depends upon certain factors discussed below.
Assets in the Separate Account. Your Contract permits you to allocate Purchase Payments and Contract Value to various Subaccounts. You bear all of the investment risk for allocations to the Subaccounts. Your Contract Value in the Subaccounts is part of the assets of the Separate Account. These assets are segregated and cannot be charged with liabilities arising from any other business that we may conduct.
Assets in the General Account. Your Contract may permit you to allocate Purchase Payments and Contract Value to the Fixed Account. Amounts allocated to the Fixed Account, plus any guarantees under the Contract that exceed your Contract Value (such as those associated with the guaranteed death benefit and any enhanced death benefits provided by rider, a guaranteed minimum withdrawal benefit rider, or a guaranteed minimum income benefit rider), are paid from our General Account. We issue other types of insurance policies and financial products as well, and we pay our obligations under these products from our assets in the General Account.
Any amounts that we are obligated to pay under the Contract from the General Account are subject to our financial strength and claims-paying ability. An insurance company’s financial strength and claims-paying ability may be affected by, among other factors, adverse market developments. Adverse market developments may result in, among other things, realized losses on General Account investments, unrealized losses on such investments (which may or may not result in accounting impairments), increased reserve requirements, and a reduction of capital both absolutely and relative to minimum, regulatory required capital (some of which are cash items and some of which are non-cash items). Adverse market developments are an inherent risk to our, and any insurer’s, General Account.
Application for a Contract — If you wish to purchase a Contract, you may submit an application and an initial Purchase Payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject an application or Purchase Payment for any reason, subject to the Company’s underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.
The maximum age of an Owner or Annuitant for which a Contract will be issued is age 85. If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.
Purchase Payments — The minimum initial Purchase Payment for the purchase of a Contract is $10,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $500. The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is $50. The Company may reduce the minimum Purchase Payment requirement under certain circumstances. The Company will not accept, without prior Company, approval aggregate Purchase Payments in an amount that exceeds $1,000,000 under any variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner. The Company has the right to refuse any Purchase Payment and to cease accepting Purchase Payments.
The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company, in good order. In this regard “good order” means that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. The application form will be provided by the Company. If you submit your application and/or initial Purchase Payment to your registered representative, the Company will not begin processing the application and the initial Purchase Payment until the Company receives them from your representative’s broker-dealer.
Sometimes the Purchase Payment is not preceded by or accompanied by a complete application. The application includes your affirmative consent permitting the Company to hold your initial Purchase Payment beyond five Valuation Dates in its effort to complete your application. If your application is incomplete, and the Company is unable to resolve the problem within five Valuation Dates, the Company will notify you of the reasons for the delay. If you affirmatively revoke the consent given with your application to hold your initial Purchase Payment pending resolution of the problem, we will return your Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
The Company will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office; however, subsequent Purchase Payments received at or after close of a Valuation Date (normally 3:00 p.m. Central time) will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, any such Purchase Payment will not be processed until it is in good order. In this regard, “good order” means that the Purchase Payment is preceded or
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accompanied by sufficient information to properly credit such Purchase Payment. Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent Purchase Payments may be paid under an Automatic Investment Program. The initial Purchase Payment required must be paid before the Company will accept the Automatic Investment Program. If you submit a subsequent Purchase Payment to your registered representative, the Company will not begin processing the Purchase Payment until the Company receives it from your representative’s broker-dealer.
If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about the Owner’s account to government regulators. In addition, the Company may be required to block the Owner’s account and thereby refuse to pay any request for transfers, full or partial withdrawals (including systematic withdrawals), or death benefits until instructions are received from the appropriate regulator.
Allocation of Purchase Payments — In an application for a Contract, you select the Subaccounts and/or the Fixed Account to which Purchase Payments will be allocated. Purchase Payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no Purchase Payment allocation is permitted that would result in less than $25.00 per payment being allocated to any one Subaccount. The allocations must be a whole dollar amount or a whole percentage. Available allocation alternatives include the Subaccounts and the Fixed Account (if available).
You may change the Purchase Payment allocation instructions by submitting a proper written request to the Company’s Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option (each, an “Automatic Allocation Program”) by telephone provided the proper form is properly completed, signed, and received by the Company at its Administrative Office. Changes in the allocation of future Purchase Payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts and/or the Fixed Account in the manner described in “Transfers of Contract Value.”
Fund Liquidations. If your allocation instructions include a Subaccount that has become no longer available due to a fund liquidation, upon advance notice to you and unless you otherwise instruct us, we will allocate the applicable portion of any subsequent Purchase Payments to the Invesco V.I. Government Money Market Subaccount, and any automatic allocation instructions for scheduled transfers that include a Subaccount that is no longer available due to a fund liquidation will be terminated. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Subaccount that is no longer available due to a fund liquidation), you will need to submit a new form to us. If you request a transfer of Contract Value to a Subaccount that is no longer available due to a fund liquidation, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Closed Subaccounts. We reserve the right to close Subaccounts. If we close a Subaccount (a “Closed Subaccount”), you may be prevented from allocating Purchase Payments or Contract Value to that Subaccount. The table below lists the Closed Subaccounts, and the effective date on which the Subaccounts were closed or will close.
Closed Subaccounts	Effective Date
Lord Abbett Series Developing Growth VC	May 5, 2021
In the event that we receive a request to allocate Purchase Payments or Contract Value to a Closed Subaccount, we will handle that transaction as follows:
New Applications. If we receive an application for a Contract with an allocation to a Closed Subaccount, we will consider the application to be incomplete and we will attempt to contact the applicant to get revised instructions. The Company will hold the Purchase Payment in its General Account and may take up to five Valuation Dates to resolve the problem. If the Company is unable to resolve the problem within five Valuation Dates, the Company will notify the applicant of the reasons for the delay. If the applicant affirmatively revokes the consent given with their application to hold the initial Purchase Payment pending resolution of the problem, we will return the applicant’s Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
Existing Contracts. Except as provided below, if we receive a Purchase Payment for an existing Contract with an allocation a Closed Subaccount, we will allocate the applicable portion of the payment to the Invesco V.I. Government Money Market Subaccount. If you have automatic allocation instructions designating allocation to a
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Closed Subaccount pursuant to an Automatic Allocation Program as of the date that a Subaccount is closed, your automatic allocation instructions will be terminated as of the close of business on that date. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Closed Subaccount), you will need to submit a new form to our Administrative Office. If you request a transfer of Contract Value to a Closed Subaccount, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Notwithstanding the foregoing:
•
If you had Contract Value allocated to the Lord Abbett Series Developing Growth VC Subaccount on May 5, 2021, your Contract Value will remain invested in that Subaccount and you may continue to allocate Purchase Payments or transfer Contract Value to or from that Subaccount, subject to transfer restrictions. Automatic allocation instructions involving the Lord Abbett Series Developing Growth VC Subaccount pursuant to an Automatic Allocation Program will remain in effect.
Dollar Cost Averaging Option — For no additional charge, prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount’s Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.
A Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly, quarterly, semiannual or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount is $25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.
After the Company has received a Dollar Cost Averaging request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly, quarterly, semiannual or annual anniversary, whichever corresponds to the period selected, as of the date of receipt at the Administrative Office of a Dollar Cost Averaging request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the six transfers per Contract Year that generally are allowed as discussed under “Transfers and Withdrawals from the Fixed Account."
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received by the Company. You may instruct the Company at any time to terminate the option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging form must be completed and sent to the Administrative Office. The Company requires that you wait at least one month if transfers were made on a monthly basis, or one quarter if transfers were made on a quarterly, semiannual or annual basis, before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option. If you elect the Dollar Cost Averaging Option, you may also elect the Asset Reallocation Option.
You may also dollar cost average Contract Value to or from the Fixed Account, subject to certain restrictions described under “Transfers and Withdrawals from the Fixed Account.” You may not have in effect at the same time Dollar Cost Averaging and Asset Reallocation Options, if the Fixed Account is included in one of these two options.
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Asset Reallocation Option — For no additional charge, prior to the Annuity Start Date, you may authorize the Company to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a monthly, quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.
To elect this option an Asset Reallocation request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.
Upon receipt of the Asset Reallocation form, the Company will effect a transfer or, in the case of a new Contract, will allocate the initial Purchase Payment among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will transfer Contract Value to maintain that allocation on each monthly, quarterly, semiannual or annual anniversary, as applicable, as of the date of the Company’s receipt of the Asset Reallocation request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the six transfers per Contract Year that generally are allowed as discussed under “Transfers and Withdrawals from the Fixed Account."
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received at the Company’s Administrative Office. You may instruct the Company at any time to terminate this option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation form must be completed and sent to the Company’s Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee, for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option. If you elect the Asset Reallocation Option, you may also elect the Dollar Cost Averaging Option.
Contract Value allocated to the Fixed Account may be included in the Asset Reallocation Option, subject to certain restrictions described in “Transfers and Withdrawals from the Fixed Account.” You may not have in effect at the same time Dollar Cost Averaging and Asset Reallocation Options, if the Fixed Account is included in one of these two options.
Transfers of Contract Value — You may transfer Contract Value among the Subaccounts upon proper written request to the Company’s Administrative Office both before and after the Annuity Start Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Electronic Transfer Privilege section of the application or the proper form has been completed, signed and received at the Company’s Administrative Office. The minimum transfer amount is $500, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.
The Company generally effects transfers between or from the Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after the close of a Valuation Date (normally 3:00 p.m. Central Time) will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, a transfer request will not be processed until it is in good order. In this regard, “good order” means that the transfer request is preceded or accompanied by sufficient information to properly execute the transfer.
You may also transfer Contract Value to the Fixed Account; however, transfers from the Fixed Account to the Subaccounts are restricted as described in “The Fixed Account.”
Frequent Transfer Restrictions. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of an Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio management of the Underlying Funds in which the Subaccounts invest (such as requiring the Underlying Fund to maintain a high level of cash or causing an Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher, which are reflected in Underlying Fund performance. In addition, because other
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insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of an affected Underlying Fund, Owners and Participants with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.
The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner or Participant has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and consider, among other things, the following factors:
•
the total dollar amount being transferred;
•
the number of transfers you made within a period of time;
•
transfers to and from (or from and to) the same Subaccount;
•
whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and
•
whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.
There is a risk that some Owners and Participants may engage in transfer activity in a manner that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants, which may have a negative impact on such other Owners and Participants. If the Company determines that your transfer patterns among the Subaccounts are disruptive to the Underlying Funds or potentially disadvantageous to Owners and Participants, the Company may send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a disclosed period beginning on the date of the letter.
In addition, if you make a transfer from any of the Subaccounts listed below, then you may not make a transfer to that same Subaccount for a period of calendar days equal to the amount listed in the table below in the column titled “Transfer Block Restriction.” The Transfer Block Restriction applies only on Subaccount transfer amounts greater than $5,000. The calendar day after the date of the transfer out of the particular Subaccount is considered day 1 for the purpose of computing the period before a transfer to the same Subaccount may be made. For example, if you transfer money out of the Guggenheim VIF SMid Cap Value Subaccount on April 16, the 30 day restriction begins on April 17 and ends on May 16, which means you could transfer back into the Guggenheim VIF SMid Cap Value Subaccount on May 17. This restriction does not apply to transfers made pursuant to the Dollar Cost Averaging and Asset Reallocation Options.
Subaccount	Transfer Block Restriction (# of Calendar Days)
AB Discovery Value, AB VPS Dynamic Asset Allocation	30 days
American Century VP Ultra®, American Century VP Value, American Century VP Mid Cap Value	30 days
American Funds IS® Asset Allocation, American Funds IS® Capital World Bond, American
Funds IS® Global Growth, American Funds IS® Growth-Income, American Funds IS®
International, American Funds IS® New World
30 days
BlackRock Equity Dividend V.I., BlackRock Global Allocation V.I., BlackRock High Yield V.I.	30 days
BNY Mellon IP MidCap Stock, BNY Mellon IP Small Cap Stock Index, BNY Mellon IP Technology Growth, BNY Mellon VIF Appreciation	60 days
ClearBridge Variable Aggressive Growth, ClearBridge Variable Small Cap Growth	30 days
Delaware Ivy VIP Asset Strategy	60 days
Fidelity® VIP Equity-Income, Fidelity® VIP Growth & Income, Fidelity® VIP Growth Opportunities, Fidelity® VIP High Income, Fidelity® VIP Overseas	60 days
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Subaccount	Transfer Block Restriction (# of Calendar Days)
Franklin Allocation VIP Fund, Franklin Income VIP Fund, Franklin Mutual Global Discovery VIP Fund, Franklin Small Cap Value VIP Fund, Franklin Strategic Income VIP Fund	30 days
Guggenheim VIF All Cap Value, Guggenheim VIF Alpha Opportunity, Guggenheim VIF
Floating Rate Strategies, Guggenheim VIF Global Managed Futures Strategy, Guggenheim
VIF High Yield, Guggenheim VIF Large Cap Value, Guggenheim VIF Long Short Equity,
Guggenheim VIF Managed Asset Allocation, Guggenheim VIF SMid Cap Value,
Guggenheim VIF Multi-Hedge Strategies, Guggenheim VIF Small Cap Value, Guggenheim
VIF StylePlus Large Core, Guggenheim VIF StylePlus Large Growth, Guggenheim VIF
StylePlus Mid Growth, Guggenheim VIF StylePlus Small Growth, Guggenheim VIF Total
Return Bond, Guggenheim VIF World Equity Income
30 days
Invesco V.I. Discovery Mid Cap Growth, Invesco V.I. Global, Invesco V.I. Main Street Small
Cap, Invesco V.I. Core Plus Bond, Invesco V.I. Comstock, Invesco V.I. Equity and Income,
Invesco V.I. EQV International Equity, Invesco V.I. Global Real Estate, Invesco V.I.
Government Securities, Invesco V.I. Health Care, Invesco V.I. Main Street Mid Cap, Invesco
V.I. Value Opportunities, Invesco V.I. American
30 days
Invesco V.I. Government Money Market	Unlimited
Janus Henderson VIT Enterprise, Janus Henderson VIT Research	30 days
Lord Abbett Series Bond-Debenture VC, Lord Abbett Series Developing Growth VC	30 days
LVIP JPMorgan Core Bond	30 days
MFS® VIT II Research International, MFS® VIT Total Return, MFS® VIT Utilities	30 days
Morgan Stanley VIF Emerging Markets Equity	30 days
Morningstar Aggressive Growth ETF Asset Allocation Portfolio, Morningstar Balanced ETF
Asset Allocation Portfolio, Morningstar Conservative ETF Asset Allocation Portfolio,
Morningstar Growth ETF Asset Allocation Portfolio, Morningstar Income and Growth ETF
Asset Allocation Portfolio
30 days
Neuberger Berman AMT Sustainable Equity	30 days
PIMCO VIT All Asset, PIMCO VIT CommodityRealReturn Strategy, PIMCO VIT Emerging
Markets Bond, PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged), PIMCO VIT
Low Duration, PIMCO VIT Real Return, PIMCO VIT Total Return
30 days
Putnam VT Small Cap Value	30 days
Royce Micro-Cap	30 days
T. Rowe Price Health Sciences	30 days
Templeton Developing Markets VIP Fund, Templeton Global Bond VIP Fund	30 days
Western Asset Variable Global High Yield Bond	30 days
In addition to the Company’s own frequent transfer procedures, the Underlying Funds may have adopted their own policies and procedures with respect to frequent transfer of their respective shares, and the Company reserves the right to enforce these policies and procedures. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures the Company has adopted. In particular, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund’s manager, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected.
You should be aware that the Company currently may not have the contractual obligation or the operational capacity to apply the Underlying Funds’ frequent transfer policies and procedures. However, under SEC rules, the Company is required to: (1) enter into a written agreement with each Underlying Fund or its principal underwriter that obligates the Company to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners and Participants, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners and Participants who violate the frequent transfer policies established by the Underlying Fund.
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Managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and the Company will inform the Owner or Participant in writing at his or her address of record.
To the extent permitted by applicable law, the Company also reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund’s policies and procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right to implement, administer, and collect redemption fees imposed by one or more of the Underlying Funds in the future. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners, Participants, or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company may change its parameters to monitor for factors other than transfer block restrictions. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner or Participant, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).
The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.
Owners and Participants seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company’s ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners and Participants determined to be engaged in transfer activity that may adversely affect other Owners, Participants, or Underlying Fund shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners and Participants without special arrangement, waiver, or exception, aside from allocations to the Invesco V.I. Government Money Market Subaccount, which does not limit or restrict transfers. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
The Company does not limit or restrict transfers to or from the Invesco V.I. Government Money Market Subaccount. As stated above, market timing and frequent transfer activities may disrupt portfolio management of the Underlying Funds, hurt Underlying Fund performance, and drive Underlying Fund expenses higher, which are reflected in Underlying Fund performance.
Because the Company does not reserve the unfettered right to prohibit transfers, it cannot guarantee that it can restrict or deter all harmful transfer activity, Owners and Participants bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and Participants and, as a result, the Company will inadvertently treat those Owners and Participants differently than Owners and Participants it does not permit to engage in harmful transfer activity. Moreover, due to the Company’s operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds, some Owners and Participants may be treated differently than others. Consequently, there is a risk that some Owners and Participants may be able to engage in market timing while others suffer the adverse effects of such trading activities.
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Contract Value — The Contract Value is the sum of the amounts under your Contract held in each Subaccount and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.
On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See “Determination of Contract Value.” Contract Value allocated to the Subaccounts is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.
Determination of Contract Value — Your Contract Value will vary depending upon several factors, including:
•
Investment performance of the Subaccounts to which you have allocated Contract Value,
•
Interest credited to the Fixed Account,
•
Payment of Purchase Payments,
•
The amount of any outstanding Contract Debt,
•
Full and partial withdrawals (including systematic withdrawals and withdrawals to pay advisory fees), and
•
Charges assessed in connection with the Contract, including charges for any optional Riders selected.
The amounts allocated to a Subaccount will be invested in shares of the corresponding Underlying Fund. The investment performance of each Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.
Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of an Owner’s interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount, including any Credit Enhancements, allocated to the particular Subaccount by the price for the Subaccount’s Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.
In addition, other transactions such as loans, full or partial withdrawals (including systematic withdrawals and withdrawals to pay advisory fees), transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units attributable to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction request (subject to any applicable requirements that the transaction be in good order, as described herein). The price of each Subaccount is determined on each Valuation Date as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 3:00 p.m. Central time. Transactions received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” The price of each Subaccount may be determined earlier if trading on the NYSE is restricted or as permitted by the SEC.
The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.
The price of each Subaccount’s units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the corresponding Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, (4) the minimum mortality and expense risk charge under the Contract of 0.60%, (5) the administration charge under the Contract of 0.15%, and (6) the deduction of the Underlying Fund’s fees and expenses.
The minimum mortality and expense risk charge of 0.60% and the administration charge of 0.15% are factored into the Accumulation Unit value or “price” of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional riders (the “Excess Charge”) on a monthly basis. Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The
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Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjustment is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment. The Company deducts the Excess Charge only upon reinvestment of the monthly subaccount adjustment and does not assess an Excess Charge upon a full or partial withdrawal from the Contract. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date. See the Statement of Additional Information for a more detailed discussion of how the Excess Charge is deducted.
Cut-Off Times — Any financial transactions involving your Contract, including those submitted by telephone, must be received by us prior to any announced closing of regular trading on the NYSE (the “cut-off time”) to be processed on the current Valuation Date. The NYSE normally closes at 3:00 p.m. Central time so financial transactions normally must be received prior to that time. Financial transactions received at or after the applicable cut-off time will be processed on the following Valuation Date. Financial transactions include loans, transfers, full and partial withdrawals (including systematic withdrawals and withdrawals to pay investment advisory fees), death benefit payments, and Purchase Payments.
Full and Partial Withdrawals — An Owner may make a partial withdrawal of Contract Value or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including a systematic withdrawal, may be taken from Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to limitations under the applicable plan for Qualified Plans and applicable law. Withdrawals (other than systematic withdrawals) after the Annuity Start Date are permitted only under Annuity Option 5. See “Annuity Period.” A full or partial withdrawal request will be effective as of the end of the Valuation Period that it is received by the Company at its Administrative Office; however, if the request is received on a Valuation Date at or after the cut-off time, the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, a withdrawal will not be processed until it is in good order. In this regard, “good order” means that the withdrawal request is accompanied by a properly completed Withdrawal Request form (including the Owner’s signature and the written consent of any effective assignee or irrevocable beneficiary, if applicable)
The proceeds received upon a full withdrawal will be the Contract’s Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which the withdrawal is processed, less any outstanding Contract Debt, any applicable withdrawal charge (if the withdrawal is made from Purchase Payments that have been held in the Contract for less than seven years), a pro rata account administration charge and any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See “Contingent Deferred Sales Charge,” “Account Administration Charge,” and “Premium Tax Charge.”
If an Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. See the discussion of vesting of Credit Enhancements under “Extra Credit.”
The Company requires the signature of all Owners on any request for withdrawal. The Company requires a guarantee of all such signatures to effect the transfer or exchange of all of the Contract or any part of the Contract in excess of $25,000 for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, national securities exchange or savings association. Notarization is not an acceptable form of signature guarantee. The Company further requires that any request to transfer or exchange all or part of the Contract for another investment be made upon a transfer form provided by the Company which is available upon request.
A partial withdrawal or a withdrawal made to pay the fees of your investment adviser may be requested for a specified percentage or dollar amount of Contract Value. A request for a partial withdrawal (including systematic withdrawals) will result in a payment by the Company of the amount specified in the partial withdrawal request, less any applicable withdrawal or premium tax charge. Any withdrawal charge on partial withdrawals (including systematic withdrawals) from Purchase Payments that have been held in the Contract for less than seven years will be deducted from the requested payment amount as will any premium tax charge. Alternatively, you may request that any withdrawal and/or premium tax charge be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. Upon payment, your Contract Value will be reduced by an amount equal to the payment, or if you requested that any charges be deducted from your remaining Contract Value, your Contract Value also will be reduced by the amount of any such withdrawal charge or any premium tax charge in addition to the payment amount. See “Premium Tax Charge.” Contract Value will also be reduced by a percentage of any Credit Enhancements that have not yet vested. See “Extra Credit.” No partial withdrawal will be processed which would result in a withdrawal of Contract Value from the Loan Account.
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If a partial withdrawal (other than a systematic withdrawal) causes your Contract Value to be less than $2,000 immediately after the Withdrawal and no Purchase Payments have been made in the prior three years, we may terminate the Contract and send you the Withdrawal proceeds. No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.
The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts and the Fixed Account, according to the Owner’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.
A full or partial withdrawal, including a systematic withdrawal, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be subject to a 10% penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 403(b) of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. For more information, see “Restrictions on Withdrawals from Qualified Plans.” The tax consequences of a withdrawal under the Contract should be carefully considered. See “Federal Tax Matters.”
Withdrawals to Pay Advisory Fees — The deduction of advisory fees from your Contract Value is treated as a withdrawal under the Contract. No surrender charges will be assessed on a withdrawal to pay advisory fees and the deduction of advisory fees will not count toward the annual free withdrawal amount. Deductions from your Contract Value to pay advisory fees will reduce death benefits and any guaranteed benefit values, perhaps significantly. See “Benefits Under the Contract – Optional Riders.”
Withdrawals to pay advisory fees may still be treated as withdrawals for tax purposes by the Company and/or the IRS. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay advisory fees to a financial intermediary may be subject to federal and state income taxes and a 10% federal penalty tax. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges and the impact of deducting advisory fees from your Contract Value.
Systematic Withdrawals — For no additional charge, the Company currently offers a feature under which you may select systematic withdrawals. Under this feature, an Owner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Start Date by sending a properly completed Scheduled Systematic Withdrawal form to the Company at its Administrative Office. This option may be elected at any time. An Owner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts and/or the Fixed Account, as a fixed period, as level payments, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a beneficiary. An Owner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannual or annual. The Owner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable.
Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus premium tax. Contract Value will also be reduced by a percentage of any Credit Enhancements that have not yet vested. See “Extra Credit.”
If an Owner is enrolled in the Dollar Cost Averaging or Asset Reallocation Options, the Owner may not elect to receive systematic withdrawals from any Subaccount that is part of the Dollar Cost Averaging or Asset Reallocation Options.
In no event will the amount of a systematic withdrawal exceed the Contract Value less any applicable withdrawal charges, any uncollected premium taxes, any pro rata account administration charge, and any reduction for Credit Enhancements that have not yet vested (the “Withdrawal Value”). The Contract will automatically terminate if a systematic withdrawal causes the Contract’s Withdrawal Value to equal zero.
The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal, including any applicable withdrawal charge, will be allocated to your Contract Value in the Subaccounts and the Fixed Account, as you have directed. If you do not specify the allocation, the Company will deduct the systematic withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.
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The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59½. See “Federal Tax Matters.”
Free-Look Right — You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract (60 days from the date of receipt if you are purchasing the Contact to replace another life insurance or annuity contract or with the proceeds of another such contract). Purchase Payments received during the Free-Look period will be allocated according to your instructions contained in the application or more recent instructions, if any. If you return your Contract during the Free-Look Period, the Company will then deem void the returned Contract and will refund to you , as of the Valuation Date on which the Company receives your Contract, Purchase Payments allocated to the Fixed Account (not including any Credit Enhancements if the Extra Credit Rider was in effect). The Company will also refund any Contract Value allocated to the Subaccounts based upon the value of Accumulation Units next determined after we receive your Contract, plus any charges deducted from such Contract Value, less any such Contract Value attributable to Credit Enhancements. Because the Company will deduct the current value of any Credit Enhancements from the amount of Contract Value refunded to you, the Company will bear the investment risk associated with Credit Enhancements during the Free-Look Period.
Death Benefit — You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, any Joint Annuitant, and any Joint Owner as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.
If an Owner dies prior to the Annuity Start Date while this Contract is in force, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of the Owner’s death and instructions regarding payment to the Designated Beneficiary. If there are Joint Owners, the death benefit proceeds will be calculated upon receipt of due proof of death of either Owner and instructions regarding payment.
If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See “Distribution Requirements.” If any Owner is not a natural person, the death benefit proceeds will be calculated as of the date the Company receives due proof of death of the Annuitant prior to the Annuity Start Date and instructions regarding payment. If the death of an Owner occurs on or after the Annuity Start Date, any applicable death benefit will terminate at the Annuity Start Date without value. See “Annuity Options.”
The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If the age of each Owner (or Annuitant, if the Owner is not a natural person) was 80 or younger on the Contract Date and an Owner dies prior to the Annuity Start Date while this Contract is in force, the amount of the death benefit will be the greater of:
1.
The sum of all Purchase Payments and, if applicable, Credit Enhancements applied to the Fixed Account, less any reductions caused by previous withdrawals, including withdrawal charges, or
2.
The Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company (less any Credit Enhancements applied to the Subaccounts during the 12 months prior to the date of the Owner’s death).
If any Owner (or Annuitant, if the Owner is not a natural person) was age 81 or older on the Contract Date, the death benefit will be as set forth in item 2 above.
If you purchased one of the optional riders that provides an enhanced death benefit, your death benefit will be determined in accordance with the terms of the rider. See the discussion of the Annual Stepped Up Death Benefit Rider. Your death benefit proceeds under the rider will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax and, if the proceeds are based upon Contract Value, any Credit Enhancements applied during the 12 months preceding the Owner’s date of death. No Credit Enhancements will be recaptured from the Death Benefit that are attributable to amounts allocated to the Fixed Account.
The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Participant has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner
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specified on the form. If the Company does not receive at its Administrative Office within six months of the date of the Owner’s death instructions regarding the death benefit payment, the death benefit will be as set forth in item 2 above. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. Under a Qualified Contract, most non-spouse Designated Beneficiaries will be required to receive all proceeds within ten years. A tax adviser should be consulted in considering Annuity Options. See “Federal Tax Matters” and “Distribution Requirements” for a discussion of the tax consequences in the event of death.
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of 3 to 5 years from the Contract’s Annuity Start Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but the Designated Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Designated Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Designated Beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your Designated Beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing or other approved means at our Administrative Office.
Example of the Standard Death Benefit. Assume:
(i)
The initial Purchase Payment is $100,000
(ii)
The Owner takes one withdrawal of $10,000 over the life of the Contract
(iii)
At the time of the Owner’s death, the Contract Value is $89,000
(iv)
There is no outstanding Contract Debt and no unvested Credit Enhancements at the time of the Owner’s death
If the Owner was 80 years old or younger on the Contract Date, the standard death benefit is the greater of the Contract Value or total Purchase Payments less any withdrawals (including withdrawal charges). The Contract Value is $89,000, and the amount of total Purchase Payments less withdrawals and withdrawal charges is $90,000. Thus, the death benefit is $90,000.
If the Owner was 81 years or older on the Contract Date, the standard death benefit is the Contract Value, which is $89,000.
Example of the Impact of Advisory Fee Withdrawals on Contract Value and the Standard Death Benefit over Time. Assume:
(i)
The initial Purchase Payment is $100,000 and no additional Purchase Payments are added to the Contract.
(ii)
The Contract Value grows at an annual rate of 3%.
(iii)
An advisory fee withdrawal of $1,000 is taken each Contract Year at the end of the Contract Year.
Beginning of Contract Year	Contract Value Prior to Advisory Fee Withdrawal	Advisory Fee Withdrawal	Contract Value After Advisory Fee Withdrawal	Death Benefit After Advisory Fee Withdrawal
1	$100,000.00	$1,000.00	$102,000.00	$102,000.00
2	$102,000.00	$1,000.00	$104,060.00	$104,060.00
3	$104,060.00	$1,000.00	$106,181.80	$106,181.80
4	$106,181.80	$1,000.00	$108,367.25	$108,367.25
5	$108,367.25	$1,000.00	$110,618.27	$110,618.27
6	$110,618.27	$1,000.00	$112,936.82	$112,936.82
7	$112,936.82	$1,000.00	$115,324.92	$115,324.92
8	$115,324.92	$1,000.00	$117,784.67	$117,784.67
9	$117,784.67	$1,000.00	$120,318.21	$120,318.21
10	$120,318.21	$1,000.00	$122,927.76	$122,927.76
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Beginning of Contract Year	Contract Value Prior to Advisory Fee Withdrawal	Advisory Fee Withdrawal	Contract Value After Advisory Fee Withdrawal	Death Benefit After Advisory Fee Withdrawal
11	$122,927.76	$1,000.00	$125,615.59	$125,615.59
12	$125,615.59	$1,000.00	$128,384.06	$128,384.06
13	$128,384.06	$1,000.00	$131,235.58	$131,235.58
14	$131,235.58	$1,000.00	$134,172.65	$134,172.65
15	$134,172.65	$1,000.00	$137,197.83	$137,197.83
16	$137,197.83	$1,000.00	$140,313.76	$140,313.76
17	$140,313.76	$1,000.00	$143,523.18	$143,523.18
18	$143,523.18	$1,000.00	$146,828.87	$146,828.87
19	$146,828.87	$1,000.00	$150,233.74	$150,233.74
20	$150,233.74	$1,000.00	$153,740.75	$153,740.75
21	$153,740.75	$1,000.00	$157,352.97	$157,352.97
As the table above demonstrates, withdrawals to pay advisory fees taken over time will decrease the Contract Value. If the death benefit is equal to the Contract Value, such death benefit will also decrease as a result of withdrawals to pay advisory fees.
Distribution Requirements — The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
For Contracts issued in connection with a Non-Qualified Contract, if the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue this Contract in force until the earliest of the spouse’s death or the Annuity Start Date or receive the death benefit proceeds. If the surviving spouse elects to continue the Contract, no death benefit will be paid and the Contract Value will not be adjusted to reflect the amount of any death benefit; provided, however, the Designated Beneficiary will be entitled to receive the death benefit proceeds in accordance with the terms of the Contract upon the death of the surviving spouse.
For any Designated Beneficiary of a Non-Qualified Contract other than a surviving spouse, only those options may be chosen that provide for complete distribution of such Owner’s interest in the Contract within five years of the death of the Owner. If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Owner’s death over a period not extending beyond his or her life or life expectancy. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.
For Contracts issued in connection with a Qualified Plan, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.
Please note that any death benefit we may pay in excess of the Contract Value is subject to our financial strength and claims-paying ability.
Death of the Annuitant — If the Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant’s death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.
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Benefits Under the Contract

The following table summarizes information about the optional and standard benefits under the Contract that are currently available or have previously been offered. Please note that this table does not fully describe the terms and conditions of each benefit. You should refer to the applicable sections of this Prospectus for additional information.
Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Standard Death Benefit – Contract Issue Age 80 or Younger	Provides a death benefit equal to the greater of all Purchase Payments (less any withdrawals, including withdrawal charges), or the Contract Value.	There is no charge for this option.
•The death benefit will be reduced by any outstanding Contract
Debt, any pro rata account administration charge and any
uncollected premium tax.
•Purchase Payments do not include any Credit Enhancements
and/or Bonus Credits.
•The Contract Value will be reduced by any Credit Enhancements applied during the 12 months prior to the date of the Owner’s death.

Standard Death Benefit – Contract Issue Age 81 and Older	Provides a death benefit equal to the Contract Value.	There is no charge for this option.
•The death benefit will be reduced by any outstanding Contract
Debt, any pro rata account administration charge and any
uncollected premium tax.
•The Contract Value will be reduced by any Credit Enhancements applied during the 12 months prior to the date of the Owner’s death.

Systematic Withdrawals	Allows you to set periodic automatic payments from your contract value.	There is no charge for this option.	•Each payment must be at least $100 (unless we consent otherwise). •Withdrawals may be subject to income tax and penalties.
Dollar Cost Averaging Option	Allows the systematic transfer of a specified dollar amount or percentage of Contract Value among Subaccounts and the Fixed Account.	There is no charge for this option.
•The minimum amount that may be transferred to any one
Subaccount is $25.00.
•The Company may discontinue, modify, or suspend Dollar Cost
Averaging at any time.
•Transfers can be made for a fixed period of time, until the total amount elected has been transferred, or until the Contract Value in the Subaccount from which transfers are made has been depleted.
•After termination of Dollar Cost Averaging for any reason, before reinstating Dollar Cost Averaging, you must wait at least one month if transfers were monthly, at least one quarter if transfers were quarterly, at least six months if transfers were semiannual, and at least one year if transfers were annual.

Asset Reallocation Option	Allows you to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts.	There is no charge for this option.	•The Company may discontinue, modify, or suspend the Asset Reallocation Option at any time.
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Optional Benefits Currently Available
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions/Limitations
Annual Stepped Up Death Benefit	Provides an enhanced death benefit equal the greatest of (1) Purchase Payments (less any withdrawals, including withdrawal charges), (2) Contract Value, or (3) the Stepped Up Death Benefit.	0.25%
•We will recapture any Credit Enhancements, if applicable, during the 12 months preceding the Owner’s date of death.
•The death benefit is no longer eligible to “step up” on any Contract anniversary following your 81st birthday.
•If proof of death and instructions regarding payment are not received by the Company within twelve months of the Owner’s date of death, the death benefit will equal the Contract Value on the
Valuation Date such proof and instructions are received.
•Available if the Owner is 79 or younger on the Contract Date.
•Available at Contract issue only.
•The benefit will terminate at the Annuity Start Date.
•The death benefit will be reduced by any outstanding Contract
Debt, pro rata account administration charge, and premium tax.
•Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

Alternate Withdrawal Charge (0-Year)	Makes available a shorter withdrawal charge schedule in lieu of the Contract’s 7-year withdrawal charge schedule.	0.70%
•We may recapture any Credit Enhancement in the event of a full or partial withdrawal.
•Available at Contract issue only.
•Depending on the Annuity Option chosen, a rider fee may be
imposed for the life of the Contract.

Alternate Withdrawal Charge (4-Year)[1]	Makes available a shorter withdrawal charge schedule in lieu of the Contract’s 7-year withdrawal charge schedule.	0.60%
•We may recapture any Credit Enhancement in the event of a full or partial withdrawal.
•Available at Contract issue only.
•This rider may provide a benefit only if a withdrawal is taken in the five to seven Contract years after the applicable Purchase Payment date because for the first four years after the Purchase Payment date, the withdrawal charges are the same as they would be under the 7-year schedule.

4% Extra Credit	Provides a Credit Enhancement equal to 4% of Purchase Payments, which will be added to the Contract Value for each Purchase Payment made in the first Contract Year.	0.55%
•Credit Enhancements are only applied to Purchase Payments
received in the first Contract Year. If Purchase Payments are made in subsequent Contract Years, the charge for this benefit will increase proportionately in relation to those Purchase Payments and no additional Credit Enhancement will be applied.
•You may not select an Annuity Start Date prior to seven years from the effective date of the rider.
•Credit Enhancements are not fully vested until the seventh Contract anniversary. Until that date, all or a portion of the Credit
Enhancement(s) will be forfeited under certain circumstances.
•Available if the Owner is age 80 or younger on the Contract Date.
•Available at Contract issue only.

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Optional Benefits (No Longer Available For Election)
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions/Limitations
Automatic Bonus Credit (Available May 1, 2005 through December 31, 2007)	Provided a Bonus Credit, which was automatically added to Contract Value, equal to 2% of each Purchase Payment made in the first Contract Year.	There was no charge for this benefit.
•Bonus Credits are only applied to Purchase Payments received in the first Contract Year.
•Bonus Credit is subject to any applicable withdrawal charge.
•Available for Contracts purchased in connection with the transfer or exchange of a variable annuity contract issued by another
insurance company, provided the initial Purchase Payment was received no later than February 28, 2008.
•Not available with the 0-Year Alternate Withdrawal Charge Rider.
•If you also elected a 4-Year Alternate Withdrawal Charge Rider, your Bonus Credit was equal to 1%, not 2%, of each Purchase
Payment received in the first Contract Year.
•Available if any Owner was age 80 or younger on the Contract
Date.

Guaranteed Minimum Withdrawal Benefit
Permits you to withdraw up to a
specified amount each Contract
Year, regardless of the
performance of your Contract
Value, until the Remaining Benefit
Amount is reduced to $0. You
may periodically increase the
Benefit Amount through resets.
		Current: 0.55%
•You are only eligible to reset the remaining Benefit Amount every five years.
•The rider charge may be increased in the event that you elect a reset.
•While rider is in effect, we reserve right to restrict subsequent
Purchase Payments.
•Certain withdrawals could significantly reduce or even terminate the benefits.
•Available if each Owner and Annuitant is age 85 or younger when the rider is purchased.
•If a withdrawal (including a withdrawal to pay advisory fees)
exceeds the Annual Withdrawal Amount, the withdrawal will reduce the benefit proportionately, but if the withdrawal does not exceed the Annual Withdrawal Amount, the withdrawal will reduce the benefit by the dollar amount of the withdrawal. A proportionate withdrawal could significantly reduce the benefit by substantially more than the actual amount of the withdrawal.

		Max: 1.10%[1]
Guaranteed Minimum Income Benefit (3%)	Provides a minimum amount (“Minimum Income Benefit”), based on a 3% crediting rate, for the purchase of a fixed Annuity only.	0.25%
•You may only apply the Minimum Income Benefit to purchase
certain fixed annuity options.
•You may not exercise this benefit or convert it to an income stream until your 10th Contract anniversary.
•Certain withdrawals could significantly reduce or even terminate the benefits.
•Available if the Owner is age 79 or younger on the Contract Date.
•Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

Guaranteed Minimum Income Benefit (5%)	Provides a minimum amount (“Minimum Income Benefit”), based on a 5% crediting rate, for the purchase of a fixed Annuity only.	0.40%
•You may only apply the Minimum Income Benefit to purchase
certain fixed annuity options.
•You may not exercise this benefit or convert it to an income stream until your 10th Contract anniversary.
•If you elected the benefit at 5%, the Company credits a maximum rate of 4% for amounts allocated to the Invesco V.I. Government
Money Market, the Fixed Account, and the Loan Account.
•Certain withdrawals could significantly reduce or even terminate the benefits.
•Available if the Owner is age 79 or younger on the Contract Date.

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Optional Benefits (No Longer Available For Election)
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions/Limitations
Extra Credit Rider (3%)	Provides a Credit Enhancement equal to 3% of Purchase Payments, which will be added to the Contract Value for each Purchase Payment made in the first Contract Year.	0.40%
•Credit Enhancements are only applied to Purchase Payments
received in the first Contract Year.
•You may not select an Annuity Start Date prior to seven years from the effective date of the rider.
•Credit Enhancements are subject to recapture under certain
circumstances.
•Available if the Owner is age 80 or younger on the Contract Date.

Extra Credit Rider (5%)	Provides a Credit Enhancement equal to 5% of Purchase Payments, which will be added to the Contract Value for each Purchase Payment made in the first Contract Year.	0.70%
•Credit Enhancements are only applied to Purchase Payments
received in the first Contract Year.
•You may not select an Annuity Start Date prior to seven years from the effective date of the rider.
•Credit Enhancements are subject to recapture under certain
circumstances.
•Available if the Owner is age 80 or younger on the Contract Date.

1
The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% on an annual basis. Please see the discussion under “Guaranteed Minimum
Withdrawal Benefit” In Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010.

Optional Riders — Upon your application for the Contract, you may select one or more of the following riders:
•
Annual Stepped Up Death Benefit;
•
Extra Credit at 4%; or
•
0-Year or 4-Year Alternate Withdrawal Charge.
The Company makes each rider available only at issue. You cannot change or cancel the rider(s) that you select after they are issued. See a detailed description of the riders below.
The deduction of advisory fees from your Contract Value to pay a financial intermediary is treated as a withdrawal under the Contract. Such deductions will reduce death benefits and any guaranteed benefit values, perhaps significantly. Consult your financial intermediary as to the impact of deducting advisory fees from your Contract Value prior to making an election.
For information on riders that are no longer available for purchase, please see Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010 and Appendix C – Bonus Credit Rider.
Please note that any amount that we may pay or make available under any optional rider that is in excess of Contract Value is subject to our financial strength and claims-paying ability.
Annual Stepped Up Death Benefit — For an additional charge, as reflected in the Fee Table and the table of benefits above, this rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge, and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit (except the death benefit calculated under number 1 below) also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death. However, the Company will not reduce death benefit proceeds by the amount of any Credit Enhancement applied to the Fixed Account. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.
The sum of all Purchase Payments and, if applicable, Credit Enhancements applied to the Fixed Account, less any withdrawals (including systematic withdrawals) and withdrawal charges;
2.
The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or
3.
The Stepped Up Death Benefit.
37

The Stepped Up Death Benefit is the largest result determined for the following calculation as of the date of receipt of instructions regarding payment of the death benefit:
•
The Contract Value on each Contract anniversary that occurs prior to the oldest Owner attaining age 81; plus
•
Any Purchase Payments received by the Company since the applicable Contract anniversary; less
•
An adjustment for any withdrawals (including systematic withdrawals and withdrawals to pay investment advisory fees) and withdrawal charges made since the applicable anniversary. In the event of a withdrawal (including systematic withdrawals and withdrawals to pay investment advisory fees), the Stepped Up Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any applicable withdrawal charges, premium taxes and/or forfeited Credit Enhancements, by the Contract Value immediately prior to the withdrawal.
If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be as set forth in number 2 above.
This rider is available only if the age of the Owner at the time the Contract is issued is 79 or younger. See the discussion under “Death Benefit.”
Example of the Annual Stepped Up Death Benefit. Assume:
(i)
The initial Purchase Payment is $50,000, and no additional Purchase Payments are added to the Contract.
(ii)
The Owner is 60 years old when the Contract is issued.
(iii)
The Owner takes no withdrawals between the date the Contract was issued and the date of the Owner’s death.
At the time the Contract is issued, the Stepped Up Death Benefit amount is the initial Purchase Payment or $50,000. Due to positive market performance, the Contract Value on the first Contract anniversary is $65,000. The Owner’s Stepped Up Death Benefit amount increases from $50,000 to $65,000. Due to negative market performance, the Contract Value has decreased to $49,000 on the second Contract anniversary. The Stepped Up Death Benefit amount remains at $65,000.
The Owner dies during the third Contract Year. At the time of the Owner’s death, the Contract Value is $55,000. The amount payable at death would be the greatest of (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this case, $50,000); (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company (in this case, $55,000); or (3) the Stepped Up Death Benefit (in this case, $65,000). Thus, $65,000 is the death benefit.
Example of a Reduction in the Stepped Up Death Benefit Amount as a Result of a Withdrawal. Assume:
(i)
The initial Purchase Payment is $50,000, and no additional Purchase Payments are added to the Contract.
(ii)
The Owner is 60 years old when the Contract is issued.
At the time the Contract is issued, the Stepped Up Death Benefit amount is the initial Purchase Payment or $50,000. Due to positive market performance, the Contract Value on the first Contract anniversary is $65,000. The Owner’s Stepped Up Death Benefit amount increases from $50,000 to $65,000. Due to negative market performance, the Contract Value has decreased to $49,000 on the second Contract anniversary. The Stepped Up Death Benefit amount remains at $65,000.
The Owner takes a free withdrawal of $4,900 in the third Contract Year. The Contract Value prior to the withdrawal is $35,000. As a result of the withdrawal, the Stepped Up Death Benefit is reduced as follows:
Withdrawal amount / Contract Value prior to withdrawal
$4,900 / $35,000 = 0.14 or 14%
Stepped Up Death Benefit x 14%
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$65,000 x 14% = $9,100
$65,000 - $9,100 = $55,900
The Stepped Up Death Benefit following the withdrawal is $55,900.
Example of a Reduction in the Stepped Up Death Benefit Amount as a Result of a Withdrawal to Pay Advisory Fees. Assume:
(i)
The initial Purchase Payment is $100,000, and no additional Purchase Payments are added to the Contract.
(ii)
The Stepped Up Death Benefit prior to the advisory fee withdrawal is $125,000.
The Owner makes a $1,000 withdrawal to pay advisory fees. The Stepped Up Death Benefit is reduced as follows:
Stepped Up Death Benefit Prior to Advisory Fee Withdrawal	x [1 -	(Advisory Fee Withdrawal	/	Contract Value Prior to Advisory Fee Withdrawal)]

$125,000 x [1 - ($1,000 / $100,000)]
$125,000 x [1 - .01] = $123,750
The $1,000 withdrawal causes the Stepped Up Death Benefit to decrease by $1,250.
Extra Credit — For an additional charge, as reflected in the Fee Table, this rider makes available a Credit Enhancement, which is an amount added to your Contract Value by the Company. You may purchase this rider only at issue. A Credit Enhancement of 4% of Purchase Payments, as elected in the application, will be added to Contract Value for each Purchase Payment made in the first Contract Year. Prior to February 1, 2010, a Credit Enhancement of 3% or 5% was also available for election. Any Credit Enhancement will be allocated among the Subaccounts in the same proportion as your Purchase Payment.
This rider is available only if the age of the Owner on the Contract Date is age 80 or younger at issue. If you elect this rider, you may not select an Annuity Start Date that is prior to seven years from the effective date of the rider.
Example of the Credit Enhancement Applied to Initial and Subsequent Purchase Payments. Assume:
(i)
The Owner purchased the Contract with the 4% Extra Credit Rider.
(ii)
The initial Purchase Payment is $100,000.
The amount of the Credit Enhancement added to the Contract Value would be $4,000 ($100,000 x 4%). Thus, the Contract Value at issue would be $104,000.
Six months later the Owner makes a Purchase Payment of $50,000. The additional Purchase Payment will increase the Contract Value by $52,000, the amount of the $50,000 Purchase Payment plus $2,000 ($50,000 x 4%).
In the event of a full or partial withdrawal, the Company will recapture all or part of any Credit Enhancement that has not yet vested. An amount equal to 1/7 of the Credit Enhancement will vest as of each Contract Date anniversary and the Credit Enhancement will be fully vested at the end of seven years from that date. The amount to be forfeited in the event of a withdrawal is equal to a percentage of the Credit Enhancement that has not yet vested. The percentage is determined for each withdrawal as of the date of the withdrawal by dividing:
1.
The amount of the withdrawal, including any applicable withdrawal charges, premium taxes and/or forfeited Credit Enhancements, less the free withdrawal amount, by
2.
The Contract Value immediately prior to the withdrawal.
The Company will recapture Credit Enhancements on withdrawals only to the extent that total withdrawals in a Contract Year, including systematic withdrawals, exceed the free withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements and/or Bonus
39

Credits made during the year and, for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year. In addition, the Company does not recapture Credit Enhancements on withdrawals made to pay the fees of your registered investment adviser.
The Company may recapture Credit Enhancements in the event of a full or partial withdrawal as discussed above. In addition, if you exercise your right to return the Contract during the Free-Look period, your Contract Value will be reduced by the value of any Credit Enhancements applied. In the event of a withdrawal under the terms of the Waiver of Withdrawal Charge Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding such a withdrawal. See “Waiver of Withdrawal Charge.” Death benefit proceeds may exclude all or part of any Credit Enhancements. See “Death Benefit” and the discussions of the death benefit riders.
Example of Credit Enhancement Vesting and Recapture upon Withdrawal in Excess of the Free Withdrawal Amount. Assume:
(i)
The Owner purchased the Contract with the 4% Extra Credit Rider.
(ii)
The initial Purchase Payment is $175,000.
The amount of the Credit Enhancement added to the Contract Value would be $7,000 ($175,000 x 4%). Thus, the Contract Value at issue would be $182,000.
An amount equal to 1/7 of the Credit Enhancement vests each Contract anniversary, and the Credit Enhancement is fully vested seven years from the date the Contract was issued. Assuming no withdrawals in excess of the free withdrawal amount are taken during the first seven Contract Years, the table below shows how the $7,000 Credit Enhancement vests each year:
Beginning of Contract Year	Vested Credit Enhancement	Unvested Credit Enhancement
1	$0.00	$7,000
2	$1,000	$6,000
3	$2,000	$5,000
4	$3,000	$4,000
5	$4,000	$3,000
6	$5,000	$2,000
7	$6,000	$1,000
8	$7,000	$0.00
Due to negative market performance, in Contract Year 3, the Contract Value is $100,000, and the free withdrawal amount is $10,000. The Owner requests a withdrawal of $20,000, $10,000 more than the free withdrawal amount. The Credit Enhancement recapture is calculated as follows:
(Withdrawal Amount – Free Withdrawal Amount)	x	Unvested Credit Enhancement
(Contract Value Prior to Withdrawal – Unvested Credit Enhancement)
($20,000 - $10,000)	x	$5,000	=	$526.32
($100,000 - $5,000)
The Company expects to make a profit from the charge for this rider and funds payment of the Credit Enhancements through the rider charge and the vesting schedule. The Extra Credit Rider may make sense for you only if you expect your average annual return (net of expenses of the Contract and the Underlying Funds) to exceed the applicable amount set forth in the table below, and you do not expect to make Purchase Payments to the Contract after the first Contract Year. The returns below represent the amount that must be earned each year during the seven-year period beginning on the Contract Date to break even on the rider. The rate of return assumes that all Purchase Payments are made during the first Contract Year when the Credit Enhancement is applied to Purchase Payments. If Purchase Payments are made in subsequent Contract Years, the applicable rider charge will increase in correlation to Purchase Payments and no offsetting Credit Enhancement will be available. As a result, the rate of return required to break even would be higher.
If your actual returns are greater than the amounts set forth below and you make no Purchase Payments after the first Contract Year, you will profit from the purchase of the rider. If your actual returns are less or if you make
40

additional Purchase Payments after the first Contract Year, you will be worse off than if you had not purchased the rider. Please note that the returns below are net of Contract and Underlying Fund expenses so that you would need to earn the amount in the table plus the amount of applicable expenses to break even on the rider.
Interest Rate	Rate of Return (net of expenses)
3%*	-5.00%
4%	-1.50%
5%*	0.80%
* Effective February 1, 2010, the 3% and 5% Credit Enhancements are no longer available for election with the Extra Credit Rider.
The Internal Revenue Code generally requires that interests in a Qualified Contract be nonforfeitable, and it is unclear whether the Credit Enhancement feature is consistent with those requirements. Consult a tax advisor before purchasing this rider as part of a Qualified Contract.
Prior to May 1, 2010, on a non-discriminatory basis the Company paid the additional Credit Enhancement in connection with a Contract purchased by customers of such broker-dealers who exchanged their current contract for this Contract and paid a withdrawal charge on the exchange. When such a customer purchased a Credit Enhancement of 5%, the Company added an additional Credit Enhancement to the customer’s initial Purchase Payment. The Company determined the amount of any additional Credit Enhancement by subtracting the 5% Credit Enhancement from the withdrawal charge amount assessed on the customer’s exchanged annuity contract. The Company required that it be notified when a purchase was made that qualified under this provision. There was no charge for this additional Credit Enhancement above the charge for the Extra Credit Rider at 5%. Any additional Credit Enhancement amount was subject to recapture in the event that the Owner exercised his or her right to return the Contract during the Free-Look period and was subject to a withdrawal charge.
Alternate Withdrawal Charge  — For an additional charge, as reflected in the Fee Table and the table of benefits above these riders make available an alternative withdrawal charge schedule. You may select one of the following schedules at the time of purchase of one of the riders, which are available only at issue. If you purchase one of these riders, the withdrawal charge schedule below will apply in lieu of the 7-year withdrawal charge schedule described under “Contingent Deferred Sales Charge.”
0-Year Schedule		4-Year Schedule
Purchase Payment Age (in years)	Withdrawal Charge	Purchase Payment Age (in years)	Withdrawal Charge
0 and over	0%	1	7%
		2	7%
		3	6%
		4	5%
		5 and over	0%
If you purchase the 4-Year Alternate Withdrawal Charge Rider and you have also purchased the Extra Credit Rider, you may forfeit all or part of any Credit Enhancement in the event of a full or partial withdrawal. The amount of the Credit Enhancement forfeiture is calculated in accordance with the Extra Credit Rider. See “Extra Credit.” You should consider whether purchasing an Extra Credit Rider (which recaptures all or a portion of the related Credit Enhancements upon any withdrawal within seven years) with the Alternate Withdrawal Charge Rider  4-Year Schedule is appropriate based on your circumstances. If you do not plan to take withdrawals in excess of the free withdrawal amount within seven years of the date of a purchase Payment, this rider is not appropriate for you. See “Extra Credit.”
The 4-Year Alternate Withdrawal Charge Rider provides a potential benefit only if a withdrawal is taken in the five to seven years after the applicable Purchase Payment date because for the first four years after the Purchase Payment date, the withdrawal charges are the same as they would be under the seven-year schedule. The Company expects to make a profit from the charge for these riders.
Example of the 0-Year Alternate Withdrawal Charge. Assume:
(i)
The Owner purchased the Contract with the 0-Year Alternate Withdrawal Charge Rider.
(ii)
The Owner requests a withdrawal of $25,000 in Contract Year 2.
41

(iii)
The free withdrawal amount for Contract Year 2 is $10,000.
Without the 0-Year Alternate Withdrawal Charge Rider, the charge applicable to the $25,000 withdrawal would be $1,050, calculated as follows: ($25,000 - $10,000) x 7% Withdrawal Charge, and the Owner would receive $23,950 ($25,000 - $1,050). With the 0-Year Alternate Withdrawal Charge Rider, there is no Withdrawal Charge, and the Owner receives the full $25,000.
Example of the 4-Year Alternate Withdrawal Charge. Assume:
(i)
The Owner purchased the Contract with the 4-Year Alternate Withdrawal Charge Rider.
(ii)
The Owner requests a withdrawal of $25,000 in Contract Year 5.
(iii)
The free withdrawal amount for Contract Year 5 is $10,000.
Without the 4-Year Alternate Withdrawal Charge Rider, the charge applicable to the $25,000 withdrawal would be $600, calculated as follows: ($25,000 - $10,000) x 4% Withdrawal Charge, and the Owner would receive $24,400 ($25,000 - $600). With the 4-Year Alternate Withdrawal Charge Rider, there is no Withdrawal Charge, and the Owner receives the full $25,000.
Riders Previously Available for Purchase — A number of other riders previously offered with the Contract are no longer available for purchase. Please refer to Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010 and Appendix C – Bonus Credit Rider for a description of these riders.
Annuity Period

General — You select the Annuity Start Date at the time of application. The Annuity Start Date must not be earlier than the 12-month anniversary of the Contract Date and may not be deferred beyond the later of the Annuitant’s 90th birthday or the tenth annual Contract anniversary, although the terms of a Qualified Plan and the laws of New York may require that you start annuity payments at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the later of the Annuitant’s 70th birthday or the tenth annual Contract anniversary. If you do not select an Annuity Option, annuity payments will not begin until you make a selection, which may be after the Annuity Start Date. Any applicable death benefit will terminate at the Annuity Start Date without value. See “Selection of an Option.” If there are Joint Annuitants, the birth date of the older Annuitant will be used to determine the latest Annuity Start Date.
On the Annuity Start Date, the proceeds under the Contract will be applied to provide an annuity under one of the options described below. Each option is available as a variable, fixed, or combination of variable and fixed Annuity for use with the Subaccounts. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts. The proceeds under the Contract will be equal to your Contract Value as of the Annuity Start Date, reduced by any applicable premium taxes and a pro rata account administration charge, if applicable.
The Contract currently provides for six Annuity Options. The Company may make other Annuity Options available upon request. The Company may discontinue the availability of one or more of these options at any time but will always offer a variable annuity option. Annuity payments under Annuity Options 1 through 6 are based upon annuity rates that vary with the Annuity Option selected. In the case of Annuity Options 1 through 4 and 6, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant’s life expectancy based upon the Annuitant’s age as of the Annuity Start Date and the Annuitant’s gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually, for the variable annuity.
Annuity Options 1 through 4 and 6 provide for payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant’s death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15 or 20 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.
You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $100. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency. For example, if you select monthly payments
42

and your payment amount would be $75 per month, the Company could elect to change your payment frequency to quarterly as less frequent payments will result in a larger payment amount (assuming the same amount is applied to purchase the annuity).
You may designate or change an Annuity Start Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at the Company’s Administrative Office.
Once annuity payments have commenced under Annuity Options 1 through 4 and 6, an Annuitant or Owner cannot change the Annuity Option and cannot make partial withdrawals or surrender his or her annuity for the Withdrawal Value. An Owner also cannot change the Annuity Option or make partial withdrawals or surrender his or her annuity for the Withdrawal Value if he or she has elected fixed annuity payments under Option 5.
If an Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Annuity Option 5, an Owner may elect to withdraw the present value of future annuity payments, commuted at the assumed interest rate, subject to a reduction for any applicable withdrawal charge and any uncollected premium tax. If the Owner elects a partial withdrawal under Annuity Option 5, future variable annuity payments will be reduced as a result of such withdrawal. The Company will make payment in the amount of the partial withdrawal requested and will reduce the amount of future annuity payments by a percentage that is equal to the ratio of (i) the partial withdrawal, plus any applicable withdrawal charge and any uncollected premium tax, over (ii) the present value of future annuity payments, commuted at the assumed interest rate. The number of Annuity Units used in calculating future variable annuity payments is reduced by the applicable percentage. The tax treatment of partial withdrawals taken after the Annuity Start Date is uncertain. Consult a tax adviser before requesting a withdrawal after the Annuity Start Date. The Owner may not make systematic withdrawals under Annuity Option 5. See “Value of Variable Annuity Payments: Assumed Interest Rate” for more information with regard to how the Company calculates variable annuity payments.
An Owner or Annuitant may transfer Contract Value among the Subaccounts during the Annuity Period, as was available during the accumulation phase, if variable annuity payments have been selected. The Contract specifies annuity tables for Annuity Options 1 through 6, described below. The tables, adjusted to reflect the assumed interest rate, contain the guaranteed minimum dollar amount (per $1,000 applied) of the first annuity payment for a variable Annuity.
Annuity Options —
Option 1 — Life Income. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant’s death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. There is no minimum number of payments guaranteed under this option. Payments will cease upon the death of the Annuitant regardless of the number of payments received.
Option 2 — Life Income with Guaranteed Payments of 5, 10, 15 or 20 Years. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the Annuitant’s death after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider, you may apply the Minimum Income Benefit to purchase a fixed Life Income Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and an interest rate of 2½% in lieu of the rate described above.
Option 3 — Life with Installment or Unit Refund Option. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Annuity Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made. For example, if the Annuity start amount was $100,000 and the calculated monthly annuity payment was $550, 182 payments ($100,000 / $550) would be guaranteed for the life of the Annuitant. This means if the Annuitant dies before 182 payments have been made, the remaining annuity payments will be continued to the Designated Beneficiary.
Option 4 —
A. Joint and Last Survivor. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66
43

2/3% or 50% of annuity payments as elected by the Owner at the time the Annuity Option is selected. The number of Annuity Units used to determine the annuity payment is reduced as of the first annuity payment following the Annuitant’s death. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Option 1, there is no minimum number of payments guaranteed under this Option 4A. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
B. Joint and Last Survivor with Guaranteed Payments of 5, 10, 15 or 20 Years. You may also select Option 4 with guaranteed payments. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, Annuity Payments continue to the surviving Annuitant at the same level with the promise that if, at the death of the both Annuitants, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the last death of the Annuitants after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider, you may apply the Minimum Income Benefit to purchase a fixed Joint and Last Survivor Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and an interest rate of 2½% in lieu of the rate described above.
Option 5 —Period Certain. Periodic annuity payments will be made for a stated period, which may be 10, 15 or 20 years, as elected by the Owner. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary.
Option 6 — Joint and Contingent Survivor Option. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Options 1 and 4A, there is no minimum number of payments guaranteed under this Option. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
Value of Variable Annuity Payments: Assumed Interest Rate. The annuity tables in the Contract which are used to calculate variable annuity payments for Annuity Options 1 through 6 are based on an “assumed interest rate” of 3.5%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the net performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the net performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.
The Company calculates variable annuity payments under Options 1 through 6 using Annuity Units. The value of an Annuity Unit for each Subaccount is determined as of each Valuation Date and was initially $1.00. The Annuity Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Annuity Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Underlying Fund; (2) any dividends or distributions paid by the corresponding Underlying Fund; (3) the mortality and expense risk and administration charges; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.
The Company determines the number of Annuity Units used to calculate each variable annuity payment as of the Annuity Start Date. As discussed above, the Contract specifies annuity rates for Options 1 through 6 for each $1,000 applied to an Annuity Option. The proceeds under the Contract as of the Annuity Start Date, are divided by 1,000 and the result is multiplied by the rate per 1,000 specified in the annuity tables to determine the initial annuity payment for a variable annuity.
On the Annuity Start Date, the Company divides the initial variable annuity payment by the value as of that date of the Annuity Unit for the applicable Subaccount to determine the number of Annuity Units to be used in calculating subsequent annuity payments. If variable annuity payments are allocated to more than one Subaccount, the number of Annuity Units will be determined by dividing the portion of the initial variable annuity payment allocated to a Subaccount by the value of that Subaccount’s Annuity Unit as of the Annuity Start Date. The initial variable annuity payment is allocated to the Subaccounts in the same proportion as the Contract Value is allocated as of the Annuity Start Date. The number of Annuity Units will remain constant for subsequent annuity payments, unless the Owner transfers Annuity Units among Subaccounts or makes a withdrawal under Option 5.
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Subsequent variable annuity payments are calculated by multiplying the number of Annuity Units allocated to a Subaccount by the value of the Annuity Unit as of the date of the annuity payment. If the annuity payment is allocated to more than one Subaccount, the annuity payment is equal to the sum of the payment amount determined for each Subaccount.
Selection of an Option — You should carefully review the Annuity Options with your financial or tax adviser. If you have questions about the calculation of the payment amount under a particular Annuity Option, you can contact the Company at 1-800-888-2461. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular Qualified Plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that distributions begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 73. In addition, under a Qualified Plan, not all Annuity Options will satisfy required minimum distribution rules, particularly as those rules apply to your beneficiary after your death. Beginning with Owner deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must complete distributions within ten years of the Owner’s death in order to satisfy required minimum distribution rules. Consult a tax adviser before electing an Annuity Option. The Company does not allow the Annuity Start Date to be deferred beyond the later of the Annuitant’s 90th birthday or the tenth annual Contract Anniversary.
The Fixed Account

You may allocate all or a portion of your Purchase Payments and transfer Contract Value to the Fixed Account. Amounts allocated to the Fixed Account become part of the Company’s General Account, which supports the Company’s insurance and annuity obligations. The Company’s General Account is subject to regulation and supervision by the New York Department of Insurance. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the “1933 Act”) and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. This disclosure, however, is subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see “The Contract.”
Amounts allocated to the Fixed Account become part of the General Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over investment of the assets of its General Account. Please note that any amounts we guarantee in connection with the Fixed Account are subject to our financial strength and claims-paying ability.
Interest — Contract Value allocated to the Fixed Account earns interest at a fixed rate or rates that are paid by the Company. The Contract Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least a specified minimum rate (“Guaranteed Rate”). The Guaranteed Rate accrues daily and ranges from an annual effective rate of 1% to 3% based upon New York requirements. Such interest will be paid regardless of the actual investment experience of the Fixed Account. The principal, after charges and deductions, also is guaranteed. In addition, the Company may, in its discretion, pay interest at a rate (“Current Rate”) that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from time to time. Because the Company may declare a Current Rate in its sole discretion, you assume the risk that interest credited to Contract Value in the Fixed Account may not exceed the Guaranteed Rate.
Contract Value allocated or transferred to the Fixed Account will earn interest at the Guaranteed Rate (or Current Rate, if any), in effect on the date such portion of Contract Value is allocated or transferred to the Fixed Account. The Current Rate paid on any such portion of Contract Value allocated or transferred to the Fixed Account will be guaranteed for rolling periods of one or more years (each a “Guarantee Period”). The Company currently offers only Guarantee Periods of one year. Upon expiration of any Guarantee Period, a new Guarantee Period of the same duration begins with respect to that portion of Contract Value, which will earn interest at the Current Rate, if any, declared on the first day of the new Guarantee Period.
Because the Company may, in its sole discretion, anticipate changing the Current Rate from time to time, Contract Value allocated or transferred to the Fixed Account at one point in time may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account at another point in time. For example,
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amounts allocated to the Fixed Account in June may be credited with a different current rate than amounts allocated to the Fixed Account in July. In addition, if Guarantee Periods of different durations are offered, Contract Value allocated or transferred to the Fixed Account for a Guarantee Period of one duration may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account for a Guarantee Period of a different duration. Therefore, at any time, various portions of your Contract Value in the Fixed Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or transferred to the Fixed Account and the duration of the Guarantee Period. The Company bears the investment risk for the Contract Value allocated to the Fixed Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Account.
For purposes of determining the interest rates to be credited on Contract Value in the Fixed Account, transfers from the Fixed Account pursuant to the Dollar Cost Averaging or Asset Reallocation Options will be deemed to be taken in the following order: (1) from any portion of Contract Value allocated to the Fixed Account for which the Guarantee Period expires during the calendar month in which the withdrawal, loan, or transfer is effected; (2) then in the order beginning with that portion of such Contract Value which has the longest amount of time remaining before the end of its Guarantee Period and (3) ending with that portion which has the least amount of time remaining before the end of its Guarantee Period. For more information about transfers and withdrawals from the Fixed Account, see “Transfers and Withdrawals From the Fixed Account.”
If permitted by your Contract, the Company may discontinue accepting Purchase Payments or transfers into the Fixed Account at any time.
Death Benefit — The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value allocated to the Fixed Account as for a Contract that has Contract Value allocated to the Subaccounts. See “Death Benefit.”
Contract Charges — Premium taxes, if any, and the account administration, optional rider and withdrawal charges will be the same for Owners who allocate Purchase Payments or transfer Contract Value to the Fixed Account as for those who allocate Purchase Payments or transfer Contract Value to the Subaccounts. For Contract Value that is allocated to the Fixed Account, any optional rider charges are deducted from Current Interest. The charges for mortality and expense risks will not be assessed against the Fixed Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Account. In addition, you will not pay directly or indirectly the investment advisory fees and other operating expenses of the Underlying Funds to the extent Contract Value is allocated to the Fixed Account; however, you will not participate in the investment experience of the Subaccounts.
Transfers and Withdrawals from the Fixed Account — You may transfer amounts from the Subaccounts to the Fixed Account and from the Fixed Account to the Subaccounts, subject to the following limitations. Transfers from the Fixed Account are allowed only (1) during the calendar month in which the applicable Guarantee Period expires, (2) pursuant to the Dollar Cost Averaging Option, provided that such transfers are scheduled to be made over a period of not less than six months, and (3) pursuant to the Asset Reallocation Option, provided that, upon receipt of the Asset Reallocation request, Contract Value is allocated among the Fixed Account and the Subaccounts in the percentages selected by the Owner without violating the restrictions on transfers from the Fixed Account set forth in (1) above. Accordingly, if you desire to implement the Asset Reallocation Option, you should do so at a time when Contract Value may be transferred from the Fixed Account to the Subaccounts without violating the restrictions on transfers from the Fixed Account. Once you implement an Asset Reallocation Option, the restrictions on transfers will not apply to transfers made pursuant to the Option.
The minimum amount that you may transfer from the Fixed Account to the Subaccounts is the lesser of (i) $500 or (ii) the amount of Contract Value for which the Guarantee Period expires in the calendar month that the transfer is effected. Transfers of Contract Value pursuant to the Dollar Cost Averaging and Asset Reallocation Options are not currently subject to any minimums. The Company reserves the right to limit the number of transfers permitted each Contract Year to 14 transfers, to suspend transfers and to limit the amount that may be subject to transfers. See “Transfers of Contract Value.”
If Purchase Payments are allocated (except Purchase Payments made pursuant to an Automatic Investment Program), or Contract Value is transferred, to the Fixed Account, any transfers from the Fixed Account in connection with the Dollar Cost Averaging or Asset Reallocation Options will automatically terminate as of the date of such Purchase Payment or transfer. You may reestablish Dollar Cost Averaging or Asset Reallocation by submitting a written request to the Company. However, if for any reason a Dollar Cost Averaging Option is canceled, you may only
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reestablish the option after the expiration of the next anniversary that corresponds to the period selected in establishing the option.
You may also make full or partial withdrawals to the same extent as if you had allocated Contract Value to the Subaccounts. However, no partial withdrawal request will be processed which would result in the withdrawal of Contract Value from the Loan Account. See “Full and Partial Withdrawals” and “Systematic Withdrawals.” In addition, to the same extent as Owners with Contract Value in the Subaccounts, the Owner of a Contract used in connection with a Qualified Plan may obtain a loan if so permitted under the terms of the Qualified Plan. See “Loans.”
Payments from the Fixed Account — Full and partial withdrawals, loans, and transfers from the Fixed Account may be delayed for up to six months after a request in good order is received by the Company at its Administrative Office. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Account.
More About the Contract

Ownership — The Owner is the person named as such in the application or in any later change shown in the Company’s records. While living, the Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows. The Owner may be an entity that is not a living person such as a trust or corporation referred to herein as “Non-natural Persons.” See “Federal Tax Matters.”
Joint Owners. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly.
Designation and Change of Beneficiary — The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner’s estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company’s records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of both the Owner and any Joint Owner prior to the Annuity Start Date. Because the death benefit of the Contract goes to the first person on the above list who is alive on the date of death of any Owner, careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Owner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at its Administrative Office. The change will not be binding on the Company until it is received and recorded at its Administrative Office. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.
Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary. Some qualified plans do not allow the designation of any primary beneficiary other than a spouse unless the spouse consents to such designation and the consent is witnessed by a plan representative or a notary public. Not all Annuity Options will satisfy required minimum distribution rules for every Beneficiary.
Dividends — The Contract does not share in the surplus earnings of the Company, and no dividends will be paid.
Payments from the Separate Account — The Company generally will pay any full or partial withdrawal (including systematic withdrawals and withdrawals to pay investment advisory fees) or death benefit proceeds from Contract Value allocated to the Subaccounts within seven days after a proper request is received at the Company’s Administrative Office. However, the Company can postpone such a payment from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:
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During which the NYSE is closed other than customary weekend and holiday closings,
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During which trading on the NYSE is restricted as determined by the SEC,
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During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or
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For such other periods as the SEC may by order permit for the protection of investors.
The Company reserves the right to delay payments of any full or partial withdrawal until all of your Purchase Payment checks have been honored by your bank.
If, pursuant to SEC rules, the Invesco V.I. Government Money Market Fund chooses to suspend payments of redemption proceeds by imposing a temporary “redemption gate,” we will delay payment of any transfer, full or partial withdrawal, or death benefit from the Invesco V.I. Government Money Market Subaccount until the Fund redemption gate has been lifted.
Proof of Age and Survival — The Company may require proof of age or survival of any person on whose life annuity payments depend.
Misstatements — If you misstate the age or sex of an Annuitant or Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).
Cyber Security and Certain Business Continuity Risks — Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your Contract to lose value. There can be no assurance that we or the Underlying Funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future. We note that there may be an increased risk of cyberattacks during periods of geopolitical or military conflicts (such as Russia’s invasion of the Ukraine and the resulting response by the United States and other countries).
Cyber-attacks and other disruptive events including, but not limited to, natural disasters, public health crises (like COVID-19), and geopolitical disputes and military actions that affect us, the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely impact our ability to conduct business, including if our employees or the employees of our service providers are unable or unwilling to perform their responsibilities as a result of any such event, and these disruptions may also impact your Contract Value. For instance, such disruptions may interfere with our processing of Contract transactions, including the processing of orders from our website or with the Underlying Funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. In the event of such a disruption, although our employees and the employees of our third-party service providers are able to work remotely, those remote work arrangements may result in our business operations being less efficient than under normal circumstances and could lead to delays in processing Contract transactions, including the processing of orders from Owners. For more information on the risks associated with owning the Contract, see “Principal Risks of Investing in the Contract.”
Loans — If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may be able to borrow money under your Contract using the Contract Value as the only security for the loan. You may obtain a loan by submitting a proper written request to the Company. A loan must be taken and repaid prior to the Annuity Start Date. The minimum loan that may be taken is $1,000. The maximum amount of all loans on all contracts combined is generally equal to the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Contract Values or $10,000, whichever is greater (the $10,000 limit is not available for Contracts issued under a 403(b) Plan subject to the Employee Retirement Income Security Act of 1974 (ERISA)). For loans issued under plans that are subject to ERISA, the maximum amount of all loans is the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of your
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Contract Value. In any case, the maximum loan balance outstanding at any time may not exceed 80% of Contract Value, and the Company reserves the right to limit to one the number of loans outstanding at any time. The Internal Revenue Code requires aggregation of all loans made to an individual employee under a single employer plan. However, since the Company has no information concerning outstanding loans with other providers, we are only be able to use information available under annuity contracts issued by us, and you will be responsible for determining your loan limits considering loans from other providers. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that loans you request comply with applicable tax requirements and to decline requests that are not in compliance. Reference should be made to the terms of your particular Qualified Plan for any additional loan restrictions.
Upon receipt by the Company of a written loan application and agreement and subject to the Company’s approval (which approval or disapproval may be postponed for up to six months after receipt of the loan application), Contract Value in an amount equal to the loan amount is withdrawn from the Subaccounts and/or the Fixed Account proportionately as it is currently invested in the Subaccounts and/or the Fixed Account and transferred into an account called the “Loan Account,” which is an account within the Fixed Account. Amounts allocated to the Loan Account earn 3.0% on an annual basis.
Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. The Company will charge interest on the loan at an annual effective rate of 7.4%. The net cost of a loan is the interest rate charged by the Company less the interest rate credited. We are not responsible for determining whether this interest rate is “reasonable” as required by ERISA for loans under ERISA covered 403(b) plans.
Loans must be repaid within five years, unless the loan is used to acquire your principal residence, in which case the loan must be repaid within 30 years. In either event, your loan must be repaid prior to the Annuity Start Date. You must make loan repayments on at least a quarterly basis, and you may prepay your loan at any time. There is no required minimum payment. You must label each loan payment as such. If not labeled as a loan payment, amounts received by the Company will be treated as Purchase Payments. Upon receipt of a loan payment, the Company will transfer Contract Value from the Loan Account to the Fixed Account and/or the Subaccounts according to your current instructions with respect to Purchase Payments in an amount equal to the amount by which the payment reduces the amount of the loan outstanding.
If you do not make any required loan payment by the end of the calendar quarter following the calendar quarter in which the missed payment was due, the TOTAL OUTSTANDING LOAN BALANCE will be deemed to be in default. The total outstanding loan balance, which includes accrued interest, will be reported to the Internal Revenue Service (“IRS”) on form 1099-R for the year in which the default occurred.This deemed distribution may be subject to a 10% penalty tax, which is imposed upon distributions prior to the Owner attaining age 59½. Once a loan has defaulted, regularly scheduled loan payments will not be accepted by the Company. No new loans will be allowed while a loan is in default. Interest will continue to accrue on a loan in default. Contract Value equal to the amount of the accrued interest may be transferred to the Loan Account. If a loan continues to be in default, the total outstanding balance may be deducted from Contract Value on or after the Contract Owner attains age 59½. The Contract will terminate automatically if the outstanding loan balance of a loan in default equals or exceeds the Withdrawal Value. The Contract Value will be used to repay the loan and any applicable withdrawal charges. Because of the adverse tax consequences associated with defaulting on a loan, you should carefully consider your ability to repay the loan and should consult with a tax adviser before requesting a loan.
While the amount to secure the loan is held in the Loan Account, you forego the investment experience of the Subaccounts and the Current Rate of interest on the Fixed Account. The Contract Value at surrender and the death proceeds payable will be reduced by the amount of any outstanding Contract Debt plus accrued interest. Loans, therefore, can affect the Contract Value and benefits linked to the Contract Value, whether or not the loan is repaid. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal, upon payment of the death benefit, and upon annuitization. In addition, no partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account. If a Guaranteed Growth Death Benefit Rider or Guaranteed Minimum Income Benefit Rider is in effect, amounts allocated to the Loan Account will earn the minimum rate of interest guaranteed under the Fixed Account for the purpose of calculating the benefit under any such Rider. Until the loan is repaid, the Company reserves the right to restrict any transfer of the Contract which would otherwise qualify as a transfer permitted in the Internal Revenue Code.
In the event that you elect to exchange your Contract for a contract of another company, you will need to either pay off your loan prior to the exchange or incur tax consequences in that you will be deemed to have received a taxable distribution in the amount of the outstanding loan balance. You should consult with your tax advisor on the effect of a loan.
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Restrictions on Withdrawals from Qualified Plans — Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee (i) reaches age 59½, (ii) has a severance from employment, (iii) dies, (iv) becomes disabled, or (v) incurs a hardship. Furthermore, distributions of gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, purchasing a residence, paying certain tuition expenses, paying for funeral expenses, paying for casualty losses on your principal residence, or paying amounts needed to avoid eviction or foreclosure that may only be met by the distribution.
If you own a Contract purchased as a tax-sheltered Section 403(b) annuity contract, you will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to the Owner’s December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a rollover under the Internal Revenue Code. An Owner of a Contract may be able to transfer your Contract’s Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under your employer’s Section 403(b) arrangement.
Your particular Qualified Plan or 403(b) plan or program may have additional restrictions on distributions that may also be followed for your Contract. The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See “Federal Tax Matters.”
If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
Generally, a Qualified Plan under Code sections 401(a), 403(b) or 457 may not permit the distribution or withdrawal of amounts accumulated under the Plan until after a fixed number of years, the attainment of a stated age or upon the occurrence of a specific event such as hardship, disability, retirement, death or termination of employment. Therefore, if you own a Contract purchased in connection with one of these Qualified Plans, you may not be entitled to make a full or partial withdrawal (including systematic withdrawals), as described in this Prospectus, unless one of the above-described conditions has been satisfied. For this reason, you should refer to the terms of your particular Qualified Plan, the Internal Revenue Code and other applicable law for any limitation or restriction on distributions and withdrawals, including the 10% penalty tax that may be imposed in the event of a distribution from a Qualified Plan before the participant reaches age 59½. See the discussion under “Tax Penalties.”
Federal Tax Matters

Introduction — The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code (“Code”). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company’s understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (“IRS”) as of the date of this Prospectus, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent
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complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. The Company does not make any guarantee regarding the tax status of, or tax consequences arising from, any Contract or any transaction involving the Contract.
Tax Status of the Company and the Separate Account —
General. The Company intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.
Charge for the Company’s Taxes. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contract for the Company’s federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company’s tax status.
Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.
Optional Benefit Riders. It is possible that the Internal Revenue Service may take the position that fees deducted for certain optional benefit riders are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if withdrawn prior to age 59½. Although we do not believe that the fees associated or any optional benefit provided under the Contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the Contract.
Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Diversification Standards. Each Underlying Fund will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. Pursuant to these regulations, on the last day of each calendar quarter (or on any day within 30 days thereafter), no more than 55% of the total assets of an Underlying Fund may be represented by any one investment, no more than 70% may be represented by any two investments, no more than 80% may be represented by any three investments, and no more than 90% may be represented by any four investments. For purposes of Section 817(h), securities of a single issuer generally are treated as one investment but obligations of the U.S. Treasury and each U.S. Governmental agency or instrumentality generally are treated as securities of separate issuers. The Separate Account, through the Underlying Fund, intends to comply with the diversification requirements of Section 817(h).
Owner Control. In certain circumstances, owners of Non-Qualified variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable currently in the variable contract owner’s gross income. The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating Purchase Payments and Contract Values. While the Company does not think that such will be the case, these differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. The Company nonetheless reserves the right to modify the Contract, as it deems appropriate, to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Underlying Funds will be able to operate as currently described in the Prospectus, or that the Underlying Funds will not have to change their investment objectives or investment policies.
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Income Taxation of Annuities in General—Non-Qualified Contracts — Section 72 of the Code governs the taxation of annuities. In general, a contract owner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See “Contracts Owned by Non-Natural Persons,” “Diversification Standards,” and “Owner Control.” Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies the Company of that election.
Withdrawals Prior to the Annuity Start Date. Code Section 72 provides generally that amounts received upon a total or partial withdrawal (including systematic withdrawals and withdrawals to pay investment advisory fees) from a Non-Qualified Contract prior to the Annuity Start Date generally will be treated as gross income to the extent that the cash value of the Contract immediately before the withdrawal (determined without regard to any withdrawal charge in the case of a partial withdrawal) exceeds the “investment in the contract.” The “investment in the contract” is that portion, if any, of Purchase Payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient’s gross income. The taxable portion is taxed as ordinary income. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a Contract.
Amounts distributed from a Contract because of your death or the death of the Annuitant are generally treated as income to the recipient. If distributed in a lump sum, such payments are taxed in the same manner as if the Contract had been surrendered, and if distributed under an Annuity Option, they are taxed in the same manner as annuity payments. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay advisory fees to a financial intermediary may be subject to federal and state income taxes and a 10% federal penalty tax. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges. Amounts distributed as loans are generally not taxable, as loans are only permitted for Contracts issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code. Such loan amounts become taxable in the event of default. See “Loans.”
Surrenders. Upon a complete surrender, the receipt is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed as ordinary income.
Annuity Payments. For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the “exclusion ratio,” which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the “excludable amount,” which establishes the non-taxable portion of each payment. The non-taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable annuity payment is taxable. Once the excludable portion of annuity payments to date equals the investment in the Contract, the balance of the annuity payments will be fully taxable.
Penalty Tax on Certain Surrenders and Withdrawals. With respect to amounts withdrawn or distributed before the taxpayer reaches age 59½, a penalty tax is imposed equal to 10% of the portion of such amount which is includable in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the “primary annuitant,” who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer’s becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.
If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59½, or (b) before the taxpayer reaches age 59½.
Partial Annuitization. If part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity
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payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.
Additional Considerations —
Distribution-at-Death Rules. In order to be treated as an annuity contract, a Non-Qualified contract must provide the following two distribution rules: (a) if any owner dies on or after the Annuity Start Date, and before the entire interest in the Contract has been distributed, the remainder of the owner’s interest will be distributed at least as quickly as the method in effect on the owner’s death; and (b) if any owner dies before the Annuity Start Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole designated beneficiary is the spouse of the deceased owner, the contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.
The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Designated Beneficiary is the deceased owner’s spouse.
Gift of Annuity Contracts. Generally, gifts of non-tax qualified Contracts prior to the Annuity Start Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor’s income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.
Contracts Owned by Non Natural Persons. If the Contract is held by a non-natural person (for example, a corporation) the income on that Contract (generally the increase in net surrender value less the Purchase Payments) is includable in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.
Multiple Contract Rule. For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all Non-Qualified deferred annuity contracts issued by the same insurer to the same contract owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract’s Annuity Start Date, such as a partial surrender, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.
In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Start Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the “exclusion ratio” under the contract.
Transfers, Assignments or Exchanges of a Contract. A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, the selection of certain Annuity Start Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. If contemplating any such transfer, assignment, selection or exchange, the Owner should contact a competent tax adviser with respect to the potential effects of such a transaction.
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Qualified Plans — The Contract may be used with Qualified Plans that meet the requirements of Section 403(b), 408 or 408A of the Code. If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantage beyond that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. These Qualified Plans may permit the purchase of the Contract to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the Participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, the Company may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the plan or the Employee Retirement Income Security Act of 1974 (ERISA). Consequently, an Owner’s Beneficiary designation or elected payment option may not be enforceable.
The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or, for certain plans, could cause the plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the plan or subject the Owner or Beneficiary to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their Beneficiaries. These requirements may not be incorporated into the Company’s Contract administration procedures. Owners, Participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law.
The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:
Section 403(b). Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of Purchase Payments from gross income for tax purposes. The Contract may be purchased in connection with a Section 403(b) annuity plan.
Section 403(b) annuities must generally be provided under a plan which meets certain minimum participation, coverage, and nondiscrimination requirements. Each employee’s interest in a retirement plan qualified under Code Section 403(b) must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches age 73 (70½ if the employee reached age 70½ before January 1, 2020; 72 if the employee reached age 72 between January 1, 2020 and December 31, 2022) or retires (“required beginning date”). Periodic distributions must not extend beyond the life of the employee or the lives of the employee and a designated beneficiary (or over a period extending beyond the life expectancy of the employee or the joint life expectancy of the employee and a designated beneficiary).
If an employee dies before reaching his or her required beginning date, the employee’s entire interest in the plan must generally be distributed beginning before the close of the calendar year following the year of the employee’s death to a designated beneficiary over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the employee’s surviving spouse, distributions may be delayed until the employee would have reached age 73 (70½ if the employee reached age 70½ before January 1, 2020; 72 if the employee reached age 72 between January 1, 2020 and December 31, 2022). Please note that for employees who die on or after January 1, 2020, most non-spouse Beneficiaries will no longer be able to satisfy these rules by “stretching” payouts over their lifetimes. Instead, those Beneficiaries will have to take their post-death distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries,” which include disabled and chronically ill individuals, individuals who are not more than ten years younger than the deceased individual, and children who have not reached the age of majority. Not all Annuity Options will satisfy minimum distribution rules for every designated beneficiary. Employees and Beneficiaries should consult a tax adviser if they may be affected by these changes.
If an employee dies after reaching his or her required beginning date, the employee’s interest in the plan must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the employee’s death.
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A Section 403(b) annuity contract may be purchased with employer contributions, employee contributions or a combination of both. An employee’s rights under a Section 403(b) contract attributable to employee contributions must be nonforfeitable. The contribution limit is similar to the limits on contributions to qualified retirement plans and depends upon, among other things, whether the annuity contract is purchased with employer or employee contributions.
Amounts used to purchase Section 403(b) annuities generally are excludable from the taxable income of the employee. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the employee. However, employee salary reduction contributions can be made to certain 403(b) annuities on an after-tax basis. See Roth 403(b) below.
A Section 403(b) annuity contract must prohibit the distribution of employee contributions (including earnings thereon) until the employee: (i) attains age 59½, (ii) has a severance from employment; (iii) dies; (iv) becomes disabled; or (v) incurs a financial hardship. Additional restrictions may be imposed by a particular 403(b) Plan or program.
Distributions from a Section 403(b) annuity contract may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See “Rollovers.”
If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
Section 408. Traditional Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities (“traditional IRAs”). The Contract may be purchased as an IRA. The IRAs described in this section are called “traditional IRAs” to distinguish them from “Roth IRAs,” which are described below.
IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of (i) $6,500 (for 2023) or (ii) 100% of the individual’s taxable compensation (for 2023).
Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $1,000 for each tax year. However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual’s adjusted gross income for the year ($116,000 to $136,000 for a married couple filing a joint return and $73,000 to $83,000 for a single taxpayer in 2023). If the individual’s spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $218,000 to $228,000 (for 2023). Non-deductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.
Sale of the Contract for use with IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.
In general, traditional IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 403(b) of the Code; however, the required beginning date for traditional IRAs is generally the April 1 following the calendar year that the contract owner reaches age 73 (70½ if the owner reached age 70½ before January 1, 2020; 72 if the owner reached age 72 between January 1, 2020 and December 31, 2022)—the contract owner’s retirement date, if any, will not affect his or her required beginning date. See “Section 403(b).” Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual’s income is the amount of the distribution that bears the same ratio as the individual’s nondeductible contributions bears to the expected return under the IRA.
Distributions from a traditional IRA may be eligible for a tax-free rollover to any kind of eligible retirement plan, including another traditional IRA. In certain cases, a distribution of non-deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See “Rollovers.”
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The IRS has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.
Section 408A. Roth IRAs. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $138,000 to $153,000 in adjusted gross income for 2023 ($218,000 to $228,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA. Distributions from Roth 403(b) plans can be rolled over to a Roth IRA regardless of income.
Regular contributions to a Roth IRA are not deductible, and rollovers and conversions from other retirement plans are taxable when completed, but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. However, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Rollovers of Roth contributions were already taxed when made and are not generally subject to tax when rolled over to a Roth IRA. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner’s lifetime. Generally, however, the amount remaining in a Roth IRA after the Contract Owner’s death must begin to be distributed by the end of the first calendar year after death, and made in amounts that satisfy IRS required minimum distribution regulations. Beginning with deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must complete distributions within ten years of the Owner’s death.
Rollovers. A “rollover” is the tax-free transfer of a distribution from one “eligible retirement plan” to another. Distributions which are rolled over are not included in the employee’s gross income until some future time.
If any portion of the balance to the credit of an employee in a Section 403(b) or other eligible retirement plan (other than Roth sources) is paid in an “eligible rollover distribution” and the payee transfers any portion of the amount received to an “eligible retirement plan,” then the amount so transferred is not includable in income. Also, pre-tax distributions from an IRA may be rolled over to another kind of eligible retirement plan. An “eligible rollover distribution” generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution, death distributions (except to a surviving spouse) and certain corrective distributions, will not qualify as an eligible rollover distribution. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.
For an employee (or employee's spouse or former spouse as beneficiary or alternate payee), an “eligible retirement plan” will be another Section 403(b) plan, a qualified retirement plan, or a traditional individual retirement account or annuity described in Code Section 408. For a non-spouse beneficiary, an “eligible retirement plan” is an IRA established by the direct rollover. For a Roth 403(b) account, a rollover, including a direct rollover, can only be made to a Roth IRA or to the same kind of account in another plan (such as a Roth 403(b) to a Roth 403(b), but not a Roth 403(b) to a Roth 401(k)) or to a Roth IRA. Anyone attempting to rollover Roth 403(b) contributions should seek competent tax advice. Additionally, a rollover for a Roth IRA can only be made to another Roth IRA.
A Section 403(b) plan must provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.
Only one indirect rollover may be made from an IRA, including traditional IRAs, Roth IRAs, SIMPLE-IRAs and SEP-IRAs, to another IRA in a 12-month period. The 12-month period begins on the date the IRA distribution is received. If a second indirect rollover is made during the 12-month period, the transaction may have adverse tax consequences. This rollover limitation does not apply to direct rollovers or a rollover between a retirement plan and an IRA.
Tax Penalties. Premature Distribution Tax. Distributions from a 403(b) plan or IRA before the participant reaches age 59½ are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee’s disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and (except for IRAs) which begin after the employee terminates employment; (iv)
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made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that are rolled over or transferred in accordance with Code requirements; (viii) made as a qualified reservist distribution; (ix) that are transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree; (x) made in connection with the birth or adoption of a child, in limited circumstances; or (xi) made to terminally ill employees.
The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. There are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59½: withdrawals made to pay “qualified” higher education expenses and withdrawals made to pay certain “eligible first-time home buyer expenses.” There may be additional exceptions to the 10% penalty tax (e.g., certain disaster relief distributions).
Minimum Distribution Tax. If the amount distributed from a Qualified Contract is less than the minimum required distribution for the year, the Participant is subject to a 25% tax on the amount that was not properly distributed, which is reduced to 10% if corrected within a two year correction period. The value of any enhanced death benefits or other optional Contract provisions such as the Guaranteed Minimum Income Benefit may need to be taken into account when calculating the minimum required distribution. Consult a tax advisor.
Withholding. Periodic distributions (e.g., annuities and installment payments) from a Qualified Contract that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.
Eligible rollover distributions from a Qualified Plan (other than IRAs) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.
The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.
Other Tax Considerations —
Federal Estate, Gift, and Generation-Skipping Transfer Taxes. While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.
Under certain circumstances, the Code may impose a “generation skipping transfer tax” (“GST”) when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require the Company to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Annuity Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.
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Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.
Medicare Tax. Distributions from non-qualified annuity contracts are considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.
Possible Tax Changes. From time to time, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change). Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that Owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion to be considered tax advice.
Other Information

Voting of Underlying Fund Shares — The Company is the legal owner of the shares of the Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having beneficial interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.
The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds. Voting instructions may be cast in person or by proxy.
It is important that each Owner provide voting instructions to the Company because we vote all Underlying Fund shares proportionately in accordance with instructions received from Owners. This means that the Company will vote shares for which no timely voting instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of Owners may control the outcome of a vote. The Company will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Owners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.
Changes to Investments — The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. In addition, the Company reserves the right to substitute shares of any or all of the Underlying Funds in accordance with applicable law. In all cases, the Company will send you notice. For instance, the Company may seek to substitute shares of Underlying Funds should they no longer be available for investment, or if the Company’s management believes further investment in shares of any Underlying Fund should become inappropriate in view of the purposes of the Contract. The Company may substitute shares of an Underlying Fund with the shares of another Underlying Fund or the shares of a fund not currently offered under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners. The Company further reserves the right to close any Subaccount to future allocations.
The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or
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more Subaccounts to all or only certain classes of Owners if, in its sole discretion, marketing, tax, or investment conditions so warrant.
Subject to compliance with applicable law, the Company may transfer assets to the General Account. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.
In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under the 1940 Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.
Changes to Comply with Law and Amendments — The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.
Reports to Owners — The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Fixed Account and the Subaccounts and any other information required by law. The Company will also send confirmations upon Purchase Payments, transfers, loans, loan repayments, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis rather than at the time they occur. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.
The shareholder reports for Underlying Funds available under your Contract are available online at https://dfinview.com/SecurityBenefit/TAHD/336277405?site=PFSBL and you will be notified by mail each time a report is posted. You may elect to receive any or all future reports in paper free of charge. You can inform the Company that you wish to receive a paper copy of a report, or to receive paper copies of all of your future shareholder reports, by calling 1-800-888-2461. Your election to receive reports in paper will apply to all Underlying Funds available under your Contract"
You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-888-2461. Your election to receive reports in paper will apply to all Underlying Funds available under your Contract.
Electronic Privileges — If the proper form has been completed, signed, and received at the Company’s Administrative Office, you may (1) request a transfer of Contract Value and make changes in your Purchase Payment allocation and to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone; (2) request a transfer of Contract Value electronically via facsimile; and (3) request a transfer of Contract Value through the Company’s website. If you elect Electronic Privileges, you automatically authorize your financial representative to make transfers of Contract Value and changes in your Purchase Payment allocation or Dollar Cost Averaging or Asset Reallocation Option, on your behalf.
Any telephone or electronic device, whether it is the Company’s, yours, your service provider’s, or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company’s processing of your transfer request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Administrative Office.
The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions, provided it complies with its procedures. The Company’s procedures require that any person requesting a transfer by telephone provide the account number and the Owner’s tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations) or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.
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By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company nor any of its affiliates nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys’ fees) arising out of any telephone requests, provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.
Legal Proceedings — The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or SDL is a party that are reasonably likely to materially affect the Separate Account or the Company’s ability to meet its obligations under the Contract, or SDL’s ability to perform its contract with the Separate Account.
Sale of the Contract — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering.
Principal Underwriter. The Company has entered into a principal underwriting agreement with its affiliate, SDL, for the distribution and sale of the Contract. SDL’s home office is located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, a wholly-owned subsidiary of Security Benefit Life Insurance Company, an affiliate of the Company, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as amended, and is a member of FINRA.
SDL does not sell the Contract directly to purchasers. The Contract is offered to the public through SDL’s registered representatives, as well as through registered representatives of broker-dealers that have entered into selling agreements with SDL for the sale of the Contract (collectively, “Selling Broker-Dealers”). Registered representatives of SDL and of Selling Broker-Dealers must be licensed as insurance agents by New York insurance authorities and appointed as agents of the Company in order to sell the Contract. The Company pays commissions directly to SDL, as well as to Selling Broker-Dealers through SDL in connection with sales of the Contract. During fiscal years 2022, 2021, and 2020, the amounts paid to SDL in connection with all contracts sold through the Separate Account were $53,664, $114,514, and $122,909, respectively. SDL passes through commissions it receives either to the SDL registered representatives involved in the sales process or to the Selling Broker-Dealers for their sales of the Contract, as applicable. SDL does not retain any portion of commissions it receives as principal underwriter for the Contract. However, the Company (or an affiliate) pays some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, compensation and benefits for SDL’s registered representatives, advertising expenses, and other expenses of distributing the Contract. The Company does not pay commissions to financial intermediaries who receive advisory fees from Contract owners because such intermediaries receive compensation in connection with the Contract in the form of those advisory fees.
Selling Broker-Dealers. The Company pays commissions to SDL and to Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. Commissions and other incentives or payments described below are not charged directly to Owners or the Separate Account. The Company uses its corporate assets to pay commissions and other costs of distributing the Contract. Commissions and other incentives or payments described below are not charged directly to Owners of the Separate Account. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract (including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contract) or from its General Account.
Compensation Paid to All Selling Broker-Dealers. The Company pays compensation as a percentage of initial and subsequent Purchase Payments at the time it receives them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of compensation may vary depending on the selling agreement, the Company does not expect compensation to exceed 6.5% annually of aggregate Purchase Payments (if compensation is paid as a percentage of Purchase Payments) and/or 1.0% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). The Company also pays non-cash compensation in connection with the sale of the Contract, including conferences, seminars and trips (including travel,
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lodging and meals in connection therewith), entertainment, merchandise and other similar items, in compliance with applicable regulatory requirements.
The registered representative who sells you the Contract typically receives a portion of the compensation the Company pays to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works receive in connection with your purchase of a Contract.
Additional Compensation Paid to Selected Selling Broker-Dealers. In addition to the commissions and non-cash compensation described above, the Company pays additional compensation to selected Selling Broker-Dealers. These payments include: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company’s variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers’ marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company’s variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; (5) sponsorship of or reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational seminars put on by the Selling Broker-Dealers; and (6) reimbursement of Selling Broker-Dealers for expenses incurred by the Selling Broker-Dealer or its registered representatives in connection with client seminars or similar prospecting activities conducted to promote sales of the Contract.
These additional compensation arrangements are not offered to all Selling Broker-Dealers and the terms of such arrangements and the payments made thereunder can differ substantially among Selling Broker-Dealers. The payments may be significant and may be calculated in different ways for different Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of the Company’s products (and/or its affiliates’ products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of the Contract over other variable annuity contracts (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.
Additional Information

Registration Statement — A Registration Statement of which this Prospectus is a part has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC’s principal office in Washington, DC, upon payment of any of the SEC’s prescribed fees, and may also be obtained for free from the SEC’s web site (https://www.sec.gov). You may also obtain the Statement of Additional Information by writing the Company at its Administrative Office, P.O. Box 750497, Topeka, Kansas 66675-0497 or by calling 1-800-888-2461. The Statement of Additional Information is also available online at https://dfinview.com/SecurityBenefit/TAHD/336277405?site=PFSBL.
Financial Statements — You can find financial statements for First Security Benefit Life Insurance and Annuity Company of New York and Subsidiaries and the Separate Account in the Statement of Additional Information, which is available online at https://dfinview.com/SecurityBenefit/TAHD/336277405?site=PFSBL. To receive a copy of the Statement of Additional Information free of charge, call your investment professional or contact us at 1-800-888-2461.
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APPENDIX A
Underlying Funds Available Under the Contract

The following is a list of Underlying Funds available under the Contract. More information about the Underlying Funds is available in the prospectuses for the Underlying Funds, which may be amended from time to time and can be found online at https://dfinview.com/SecurityBenefit/TAHD/336277405?site=PFSBL. You can also request this information at no cost by calling 1-800-888-2461 or by sending an email request to FSBLProspectusRequests@securitybenefit.com.
The current expenses and performance information below reflect the fees and expenses of the Underlying Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Underlying Fund’s past performance is not necessarily an indication of future performance. Updated performance information is available online at https://fsbl.com/annuities/securedesigns/.
Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Mid Cap Value	AB Discovery Value – Class B Adviser: AllianceBernstein L.P.	1.05%	-15.82%	3.62%	9.06%
Global Allocation	AB VPS Dynamic Asset Allocation – Class B Adviser: AllianceBernstein L.P.	1.18%	-18.68%	-0.10%	3.08%
Mid Cap Value	American Century VP Mid Cap Value – Class II Adviser: American Century Investment Management, Inc.	1.01%	-1.38%	6.61%	10.84%
Large Cap Growth	American Century VP Ultra® – Class II Adviser: American Century Investment Management, Inc.	1.04%	-32.46%	10.94%	13.95%
Large Cap Value	American Century VP Value – Class II Adviser: American Century Investment Management, Inc.	1.00%	0.31%	7.68%	10.41%
Balanced/Asset Allocation	American Funds IS® Asset Allocation – Class 4 Adviser: Capital Research and Management CompanySM	0.80%	-13.66%	5.06%	7.87%
Global Bond	American Funds IS® Capital World Bond – Class 4 Adviser: Capital Research and Management CompanySM	0.97%	-17.84%	-2.01%	-0.70%
Global Equity	American Funds IS® Global Growth – Class 4 Adviser: Capital Research and Management CompanySM	1.02%	-24.92%	6.80%	9.92%
Large Cap Blend	American Funds IS® Growth-Income – Class 4 Adviser: Capital Research and Management CompanySM	0.78%	-16.70%	7.56%	11.28%
International Equity	American Funds IS® International – Class 4 Adviser: Capital Research and Management CompanySM	1.03%	-21.02%	-1.29%	3.67%
Emerging Markets	American Funds IS® New World – Class 4 Adviser: Capital Research and Management CompanySM	1.14%	-22.25%	2.07%	4.02%
Large Cap Value	BlackRock Equity Dividend V.I. – Class III Adviser: BlackRock Advisors, LLC	1.12%	-4.10%	7.11%	9.85%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Global Allocation	BlackRock Global Allocation V.I. – Class III Adviser: BlackRock Advisors, LLC Sub-Adviser: BlackRock (Singapore) Limited	1.15%	-16.07%	3.25%	4.81%
High Yield Bond	BlackRock High Yield V.I. – Class III Adviser: BlackRock Advisors, LLC Sub-Adviser: BlackRock International Limited	0.90%	-10.56%	2.35%	3.85%
Mid Cap Blend	BNY Mellon IP MidCap Stock – Service Class Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Newton Investment Management North America, LLC	1.11%	-14.29%	3.24%	8.60%
Small Cap Blend	BNY Mellon IP Small Cap Stock Index – Service Class Adviser: BNY Mellon Investment Adviser, Inc.	0.61%	-16.65%	5.29%	10.20%
Specialty-Sector	BNY Mellon IP Technology Growth – Service Class Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Newton Investment Management North America, LLC	1.03%	-46.52%	4.83%	10.90%
Large Cap Blend	BNY Mellon VIF Appreciation – Service Class Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Fayez Sarofim & Co., LLC	1.08%	-18.26%	10.03%	10.82%
Large Cap Growth	ClearBridge Variable Aggressive Growth – Class II Adviser: Legg Mason Partners Fund Advisor, LLC Sub-Adviser: ClearBridge Investments, LLC	1.07%	-26.59%	1.64%	8.22%
Small Cap Growth	ClearBridge Variable Small Cap Growth – Class I Adviser: Legg Mason Partners Fund Advisor, LLC Sub-Adviser: ClearBridge Investments, LLC	0.80%	-28.85%	8.54%	11.23%
Global Allocation	Delaware Ivy VIP Asset Strategy - Class II Adviser: Delaware Management Company Sub-Adviser: Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited; Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited	1.01%	-14.71%	4.32%	4.46%
Large Cap Value	Fidelity® VIP Equity-Income – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.76%	-5.25%	7.88%	9.91%
Large Cap Growth	Fidelity® VIP Growth & Income – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.77%	-5.17%	8.58%	11.30%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Large Cap Growth	Fidelity® VIP Growth Opportunities – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.88%	-38.32%	12.80%	14.81%
High Yield Bond	Fidelity® VIP High Income – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.97%	-11.67%	0.86%	2.71%
International Equity	Fidelity® VIP Overseas – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited; FIL Investment Advisors; FIL Investment Advisors (UK) Limited; FIL Investments (Japan) Limited	1.02%	-24.68%	2.35%	5.48%
Balanced/Asset Allocation	Franklin Allocation VIP Fund – Class 4 Adviser: Franklin Advisers, Inc.	0.96%	-16.19%	2.46%	5.44%
Balanced/Asset Allocation	Franklin Income VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.71%	-5.47%	4.30%	5.51%
Global Equity	Franklin Mutual Global Discovery VIP Fund – Class 2 Adviser: Franklin Mutual Advisers, LLC	1.18%	-4.75%	3.66%	6.60%
Small Cap Value	Franklin Small Cap Value VIP Fund – Class 2[2] Adviser: Franklin Mutual Advisers, LLC	0.92%	-10.06%	5.48%	9.09%
Multi-Sector Bond	Franklin Strategic Income VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.12%	-10.75%	-0.07%	1.30%
Multi Cap Value	Guggenheim VIF All Cap Value Adviser: Security Investors, LLC	1.11%	-1.17%	7.17%	10.52%
Specialty	Guggenheim VIF Alpha Opportunity Adviser: Security Investors, LLC	4.43%	-8.53%	-2.08%	3.79%
Floating Rate Bond	Guggenheim VIF Floating Rate Strategies Adviser: Guggenheim Partners Investment Management, LLC	1.29%	-0.85%	1.64%	N/A
Specialty	Guggenheim VIF Global Managed Futures Strategy Adviser: Security Investors, LLC	2.01%	11.28%	2.54%	1.75%
High Yield Bond	Guggenheim VIF High Yield Adviser: Security Investors, LLC	1.28%	-9.70%	1.30%	3.48%
Large Cap Value	Guggenheim VIF Large Cap Value Adviser: Security Investors, LLC	1.02%	-1.32%	7.14%	10.53%
Specialty	Guggenheim VIF Long Short Equity Adviser: Security Investors, LLC	1.78%	-14.39%	0.43%	3.74%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Balanced/Asset Allocation	Guggenheim VIF Managed Asset Allocation Adviser: Security Investors, LLC	1.07%	-16.57%	3.65%	6.08%
Specialty	Guggenheim VIF Multi-Hedge Strategies Adviser: Security Investors, LLC	1.72%	-3.40%	2.25%	2.25%
Small Cap Value	Guggenheim VIF Small Cap Value Adviser: Security Investors, LLC	1.21%	-3.74%	5.19%	7.85%
Mid Cap Value	Guggenheim VIF SMid Cap Value Adviser: Security Investors, LLC	1.13%	-1.86%	6.91%	9.70%
Large Cap Blend	Guggenheim VIF StylePlus Large Core Adviser: Security Investors, LLC	1.31%	-20.67%	8.01%	11.89%
Large Cap Growth	Guggenheim VIF StylePlus Large Growth Adviser: Security Investors, LLC	1.33%	-30.69%	9.52%	13.27%
Mid Cap Growth	Guggenheim VIF StylePlus Mid Growth Adviser: Security Investors, LLC	1.28%	-27.78%	5.98%	10.32%
Small Cap Growth	Guggenheim VIF StylePlus Small Growth Adviser: Security Investors, LLC	1.53%	-26.61%	3.05%	9.37%
Intermediate Term Bond	Guggenheim VIF Total Return Bond Adviser: Security Investors, LLC	0.92%	-16.15%	0.15%	2.48%
Global Equity	Guggenheim VIF World Equity Income Adviser: Security Investors, LLC	1.10%	-9.12%	5.64%	7.59%
Mid Cap Value	Invesco V.I. American Value – Series II Adviser: Invesco Advisers, Inc.	1.14%	-2.86%	6.32%	8.60%
Large Cap Value	Invesco V.I. Comstock – Series II Adviser: Invesco Advisers, Inc.	1.00%	0.85%	7.76%	10.74%
Intermediate Core-Plus Bond	Invesco V.I. Core Plus Bond – Series II Adviser: Invesco Advisers, Inc.	0.96%	-14.68%	-0.04%	1.87%
Mid Cap Growth	Invesco V.I. Discovery Mid Cap Growth – Series II Adviser: Invesco Advisers, Inc.	1.11%	-31.13%	8.36%	11.55%
Balanced/Asset Allocation	Invesco V.I. Equity and Income – Series II Adviser: Invesco Advisers, Inc.	0.82%	-7.71%	5.35%	8.12%
International Equity	Invesco V.I. EQV International Equity – Series II Adviser: Invesco Advisers, Inc.	1.16%	-18.50%	1.26%	4.15%
Global Equity	Invesco V.I. Global – Series II Adviser: Invesco Advisers, Inc.	1.06%	-31.94%	2.59%	7.59%
Specialty-Sector	Invesco V.I. Global Real Estate – Series I Adviser: Invesco Advisers, Inc. Sub-Adviser: Invesco Asset Management Limited	1.02%	-24.94%	-0.91%	2.48%
Money Market	Invesco V.I. Government Money Market – Series II Adviser: Invesco Advisers, Inc.	0.53%	1.25%	0.88%	0.48%
Government Bond	Invesco V.I. Government Securities – Series II Adviser: Invesco Advisers, Inc.	0.93%	-10.58%	-0.39%	0.17%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Specialty-Sector	Invesco V.I. Health Care – Series I Adviser: Invesco Advisers, Inc.	0.96%	-13.32%	8.30%	10.24%
Mid Cap Blend	Invesco V.I. Main Street Mid Cap Fund® – Series II Adviser: Invesco Advisers, Inc.	1.18%	-14.45%	4.82%	7.72%
Small Cap Blend	Invesco V.I. Main Street Small Cap Fund® – Series II Adviser: Invesco Advisers, Inc.	1.12%	-16.04%	6.74%	10.60%
Mid Cap Growth	Janus Henderson VIT Enterprise – Service Class Adviser: Janus Henderson Investors US LLC	0.96%	-16.15%	9.35%	13.10%
Large Cap Growth	Janus Henderson VIT Research – Service Class Adviser: Janus Henderson Investors US LLC	0.81%	-30.06%	7.90%	11.16%
Multi-Sector Bond	Lord Abbett Series Bond-Debenture VC – Class VC Adviser: Lord, Abbett & Co. LLC	0.89%	-12.80%	1.01%	3.65%
Small Cap Growth	Lord Abbett Series Developing Growth VC – Class VC2 Adviser: Lord, Abbett & Co. LLC	1.30%	-35.98%	8.23%	10.86%
Intermediate Core Bond	LVIP JPMorgan Core Bond – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: J.P. Morgan Investment Management, Inc.	0.76%	-12.74%	-0.11%	0.83%
International Equity	MFS® VIT II Research International – Service Class Adviser: Massachusetts Financial Services Company	1.24%	-17.80%	2.43%	4.42%
Balanced/Asset Allocation	MFS® VIT Total Return – Service Class Adviser: Massachusetts Financial Services Company	0.95%	-9.84%	4.91%	7.07%
Specialty-Sector	MFS® VIT Utilities – Service Class Adviser: Massachusetts Financial Services Company	1.04%	0.48%	8.73%	8.35%
Emerging Markets	Morgan Stanley VIF Emerging Markets Equity – Class II Adviser: Morgan Stanley Investment Management, Inc. Sub-Adviser: Morgan Stanley Investment Management Company	1.47%	-25.13%	-2.77%	0.54%
Asset Allocation/ Lifestyle	Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.89%	-13.17%	4.59%	7.17%
Asset Allocation/ Lifestyle	Morningstar Balanced ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.88%	-12.88%	2.80%	4.90%
Asset Allocation/ Lifestyle	Morningstar Conservative ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.94%	-11.82%	0.54%	1.74%
Asset Allocation/ Lifestyle	Morningstar Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.87%	-13.25%	3.84%	6.32%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Asset Allocation/ Lifestyle	Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.90%	-12.54%	1.77%	3.36%
Specialty	Neuberger Berman AMT Sustainable Equity – Class S Adviser: Neuberger Berman Investment Advisers LLC	1.18%	-18.65%	7.14%	10.64%
Specialty	PIMCO VIT All Asset – Administrative Class Adviser: Pacific Investment Management Company LLC Sub-Adviser: Research Affiliates LLC	1.645%	-11.84%	3.22%	3.25%
Specialty-Sector	PIMCO VIT CommodityRealReturn Strategy – Adminis- trative Class Adviser: Pacific Investment Management Company LLC	1.50%	8.61%	7.03%	-1.56%
Emerging Markets Bond	PIMCO VIT Emerging Markets Bond – Advisor Class Adviser: Pacific Investment Management Company LLC	1.14%	-15.80%	-0.95%	0.87%
International Bond	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) – Administrative Class Adviser: Pacific Investment Management Company LLC	1.01%	-10.15%	0.32%	2.22%
Short Term Bond	PIMCO VIT Low Duration – Administrative Class Adviser: Pacific Investment Management Company LLC	0.67%	-5.74%	0.08%	0.42%
Inflation- Protected Bond	PIMCO VIT Real Return – Administrative Class Adviser: Pacific Investment Management Company LLC	0.77%	-11.90%	1.96%	0.90%
Intermediate Term Bond	PIMCO VIT Total Return – Advisor Class Adviser: Pacific Investment Management Company LLC	0.77%	-14.39%	-0.28%	0.82%
Small Cap Value	Putnam VT Small Cap Value – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited	1.03%	-12.98%	4.72%	9.12%
Small Cap Blend	Royce Micro-Cap – Investment Class Adviser: Royce & Associates, LP	1.16%	-22.43%	6.30%	5.73%
Specialty-Sector	T. Rowe Price Health Sciences – Class II Adviser: T. Rowe Price Associates, Inc.	1.20%	-12.69%	10.56%	15.35%
Emerging Markets	Templeton Developing Markets VIP Fund – Class 2 Adviser: Templeton Asset Management Ltd Sub-Adviser: Franklin Templeton Investment Management Limited	1.38%	-21.98%	-1.67%	1.02%
Global Bond	Templeton Global Bond VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.79%	-4.95%	-2.32%	-0.78%
High Yield Bond	Western Asset Variable Global High Yield Bond – Class II Adviser: Legg Mason Partners Fund Advisor, LLC Sub-Adviser: Western Asset Management Company, LLC; Western Asset Management Company Limited; Western Asset Management Pte. Ltd.	1.04%	-13.87%	0.37%	2.26%
1
Certain Investment Portfolios and their investment advisers have entered into temporary expense reimbursement and/or fee waivers. Please see the Investment Portfolios’ prospectuses for additional information regarding these arrangements

2 This fund is no longer available for new transfers.

Optional Rider Investment Restrictions

If you have elected one of the optional riders listed in the table below, your Contract is subject to investment allocation restrictions. Depending on the optional riders you choose, you may not be able to invest in certain Underlying Funds or the Fixed Account. In addition, other investment restrictions may apply, as shown below.
Riders No Longer Available
Rider	Investment Restriction	Investment Allocation Impact on Crediting Rate
Guaranteed Minimum Income Benefit at 5%	N/A	The Company will credit a maximum rate of 4% for amounts allocated to the Invesco V.I. Government Money Market, the Fixed Account and the Loan Account. All other investments will be credited at 5%.

APPENDIX B
Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010

Guaranteed Minimum Income Benefit — (This rider was available for purchase ONLY prior to
February 1, 2010) — This rider makes available a minimum amount for the purchase of a fixed Annuity (“Minimum Income Benefit”). The Minimum Income Benefit is equal to Purchase Payments and any Credit Enhancements and Bonus Credits, net of any premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3% or 5%, as elected in the application. (If you elected the Guaranteed Minimum Income Benefit at 5%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the Invesco V.I. Government Money Market, the Fixed Account and the Loan Account; however you will still pay the Rider charge applicable to the 5% rate.) Any amounts allocated to the Loan Account, however, will only earn the Guaranteed Rate.
In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred and accrues such interest until the earlier of: (1) the Annuity Start Date, or (2) the Contract anniversary following the oldest Annuitant’s 80th birthday. In the event of a withdrawal, the Minimum Income Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.
You may apply the Minimum Income Benefit, less any applicable premium tax and pro rata account administration charge, to purchase a fixed Annuity within 30 days of any Contract anniversary following the 10th Contract anniversary. You may apply the Minimum Income Benefit to purchase only a fixed Annuity under Option 2, life income with a 10-year period certain, or Option 4B, joint and last survivor with a 10-year period certain. See the discussion of Options 2 and 4 under “Annuity Options.” The Annuity rates for this rider are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and an interest rate of 2½%. This rider was available only if the age of the Owner at the time the Contract was issued was 79 or younger.
Example 1. How the Guaranteed Minimum Income Benefit Increases with Purchase Payments and Interest. Assume:
(i)
The Owner purchases the Contract with the Guaranteed Minimum Income Benefit at 5%.
(ii)
The initial Purchase Payment is $100,000.
(iii)
No Contract Value is allocated to the Invesco V.I. Government Money Market or Fixed Account.
(iv)
There are no outstanding loans on the Contract.
At the time the Contract is issued, the Minimum Income Benefit is $100,000. 191 days after Contract issue, the Owner adds a Purchase Payment of $50,000 to the Contract. As a result of interest accrued over the 191 days since the initial Purchase Payment, immediately prior to the $50,000 Purchase Payment, the Minimum Income Benefit has increased to $102,586, calculated as follows:
Purchase Payment x (1 + Effective Annual Interest Rate)Time Elapsed Since Purchase Payment
$100,000 x (1 + .05)(191/365)
$100,000 x 1.05(191/365) = $102,586
After the $50,000 Purchase Payment, the Minimum Income Benefit is $152,586 ($102,586 + $50,000).
Example 2. How the Guaranteed Minimum Income Benefit Decreases as a Result of Withdrawals.
Continuing from Example 1, the Owner takes a withdrawal of $15,000 a little over a year (377 days) after the $50,000 Purchase Payment. The Contract Value prior to the withdrawal is $150,000 and the Minimum Income Benefit prior to the withdrawal is $160,472.50 ($152,586 x 1.05(377/365)). After the withdrawal, the Minimum Income Benefit decreases as follows:
Minimum Income Benefit prior to withdrawal x (1 - (Withdrawal amount / Contract Value prior to Withdrawal))
$160,472.50 x (1 - ($15,000 / $150,000))
$160,472.50 x (1 - .10)
$160,472.50 x .90 = $144,425.25

After the $15,000 withdrawal, the Contract Value is $135,000 ($150,000 - $15,000), and the Minimum Income Benefit is $144,425.25.
Example 3. How the Minimum Income Benefit is used at Annuitization.
Continuing from Example 2, the Owner decides to annuitize the Contract 20 days after the 10th Contract anniversary. Approximately 3,104 days have elapsed since the last withdrawal of $15,000. The Owner has taken no other withdrawals and added no additional Purchase Payments to the Contract. The Owner chooses Annuity Option 2 and monthly annuity payments. At the time of annuitization, the year is 2020, and the Owner, a male, is age 72. The guaranteed rate per thousand for the 5% Guaranteed Minimum Income Benefit assuming life with 10 year period certain for a male aged 72 in 2020 is $5.65. As a result of accrued interest, the Minimum Income Benefit at the time of annuitization is $218,695.20 ($144,425.25 x (1.05(3104/365))). The guaranteed monthly annuity payment is calculated as follows:
(Minimum Income Benefit at Annuitization / $1,000) x Applicable guaranteed rate per thousand
($218,695.20 / $1,000) x $5.65
$218.70 x $5.65 = $1,235.63
Example 4. How Advisory Fee Withdrawals Reduce the Guaranteed Minimum Income Benefit. Assume:
(i)
The Owner purchases the Contract with the Guaranteed Minimum Income Benefit at 5%.
(ii)
The initial Purchase Payment is $100,000.
(iii)
No Contract Value is allocated to the Invesco V.I. Government Money Market or Fixed Account.
(iv)
There are no outstanding loans on the Contract.
191 days after the Contract Date, a $1,000 advisory fee is withdrawn from the Contract. Prior to the withdrawal, the Contract Value is $100,000. Assume no Credit Enhancements or Bonus Credits are applicable. At the time the Contract is issued, the initial Guaranteed Minimum Income Benefit is $100,000. Immediately prior to the withdrawal of the advisory fee, the Guaranteed Minimum Income Benefit would have grown to $102,586 ($100,000 x 1.05(191/365)). After the advisory fee is withdrawn, the reduction to the Guaranteed Minimum Income Benefit is calculated as follows:
Guaranteed Minimum Income Benefit prior to withdrawal	x (1 -	(Advisory Fee Withdrawal	/	Contract Value Prior to Advisory Fee Withdrawal))

$102,586 x (1 - ($1,000 / $100,000))
$102,586 x (1 - .01) = $101,560.14
After the advisory fee withdrawal, the Contract Value is $99,000 ($100,000 - $1000) and the Guaranteed Minimum Income Benefit is $101,560.14.
Guaranteed Minimum Withdrawal Benefit — (This rider was available for purchase ONLY prior to February 1, 2010) — If you elected this rider when you purchased the Contract, your “Benefit Amount” was equal to a percentage of the initial Purchase Payment including any Credit Enhancement and/or Bonus Credit. If you purchased the rider on a Contract anniversary, your Benefit Amount was equal to a percentage of your Contract Value on the Valuation Date we added this rider to your Contract. The Benefit Amount, which is the amount available for withdrawal under this rider, is reduced as you take Annual Withdrawal Amounts, and the Benefit Amount as so reduced is referred to as the “Remaining Benefit Amount.”
Under this rider, you may withdraw up to a specified amount each Contract Year (the “Annual Withdrawal Amount”), regardless of the performance of your Contract Value, until the Remaining Benefit Amount is reduced to $0. The Annual Withdrawal Amount initially is a percentage of the initial Purchase Payment including any Credit Enhancement and/or Bonus Credit (or Contract Value on the purchase date of the rider if the rider was purchased on a Contract anniversary). You may select one of the following combinations of Annual Withdrawal Amount and Benefit Amount:
Annual Withdrawal Amount*	Benefit Amount*
5%	130%
6%	110%

Annual Withdrawal Amount*	Benefit Amount*
7%	100%
*
A percentage of the initial Purchase Payment including any
Credit Enhancement and/or Bonus Credit (or Contract Value
on the purchase date of the rider if the rider was purchased on a Contract anniversary)

If you do not take the Annual Withdrawal Amount during a Contract Year, you may not take more than the Annual Withdrawal Amount in the next Contract Year, without triggering a proportional reduction in the Annual Withdrawal Amount and Remaining Benefit Amount. The Annual Withdrawal Amount can be taken in one withdrawal or multiple withdrawals during the Contract Year. You can continue to take up to the Annual Withdrawal Amount each Contract Year until the Remaining Benefit Amount is depleted.
Example 1. Annual Withdrawal Amount Continues when the Contract Value Reaches Zero. Assume:
(i)
The Owner purchases the Contract with the Guaranteed Minimum Withdrawal Benefit.
(ii)
The initial Purchase Payment is $100,000, and no additional Purchase Payments are added to the Contract.
(iii)
The Owner elects 5% as the Annual Withdrawal Amount, with 130% as the corresponding Benefit Amount.
(iv)
The assumed rate of return is -1.00%.
At the beginning of Contract Year 1, the Contract Value is $100,000, the Remaining Benefit Amount is $130,000, and the Annual Withdrawal Amount is $5,000. If the Owner takes no other withdrawals in Contract Year 1 besides the Annual Withdrawal Amount, at the beginning of Contract Year 2, the Contract Value is $94,050 and the Remaining Benefit Amount is $125,000. If the Owner continues taking only the Annual Withdrawal Amount each Contract Year, at the end of Contract Year 19, the Contract Value is $0, but the Remaining Benefit Amount is $35,000. The Owner can continue taking the Annual Withdrawal Amount for seven additional Contract Years until the Remaining Benefit Amount is $0.
If you take more than the Annual Withdrawal Amount in a Contract Year, we will recalculate the Remaining Benefit Amount, and your Annual Withdrawal Amount may be lower in the future. Withdrawals under this rider reduce Contract Value by the amount of the withdrawal, including any applicable withdrawal charges or premium taxes and any forfeited Credit Enhancements; provided, however, that a withdrawal of the Annual Withdrawal Amount is not subject to a withdrawal charge. Any withdrawal up to the Annual Withdrawal Amount in a Contract Year reduces the Free Withdrawal amount otherwise available in that Contract Year, and withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in forfeiture of Credit Enhancements if you have the Extra Credit Rider in effect. Please see the discussion under “Contingent Deferred Sales Charge,” and “Extra Credit.” Withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be subject to a 10% penalty tax. Please see “Federal Tax Matters.”
The Annual Withdrawal Amount will remain the same each Contract Year unless you make additional Purchase Payments after the purchase date of the rider, withdraw more than the Annual Withdrawal Amount in a Contract Year, or elect to reset the Remaining Benefit Amount as discussed below. If additional Purchase Payments are made, the Annual Withdrawal Amount will increase by an amount equal to 5%, 6% or 7% of the Purchase Payment including any Credit Enhancements and/or Bonus Credits, and the Remaining Benefit Amount will increase by an amount equal to 130%, 110% or 100% of the Purchase Payment including any Credit Enhancements and/or Bonus Credits, depending on which combination of Annual Withdrawal Amount and Benefit Amount you have selected.
The Annual Withdrawal Amount and Remaining Benefit Amount are recalculated in the event of a withdrawal in a Contract Year that exceeds the Annual Withdrawal Amount as follows. The Annual Withdrawal Amount and Remaining Benefit Amount respectively are reduced by an amount equal to a percentage of the Annual Withdrawal Amount and Remaining Benefit Amount. The percentage is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.
Example 2. Effect of an Excess Withdrawal and Recalculation of the Remaining Benefit Amount and the Annual Withdrawal Amount. Assume:
(i)
The Owner purchases the Contract with the Guaranteed Minimum Withdrawal Benefit.
(ii)
The initial Purchase Payment is $100,000, and no additional Purchase Payments are added to the Contract.
(iii)
The Owner elects 5% as the Annual Withdrawal Amount, with 130% as the corresponding Benefit Amount.

At the beginning of Contract Year 1, the Contract Value is $100,000, the Remaining Benefit Amount is $130,000, and the Annual Withdrawal Amount is $5,000. Due to negative market performance, in Contract Year 1 the Contract Value is reduced to $85,000 and the Owner decides to withdraw $15,000. This reduces the Contract Value to $70,000 ($85,000 - $15,000). Because the $15,000 withdrawal exceeds the Annual Withdrawal Amount, the Remaining Benefit Amount and future Annual Withdrawal Amount will be reduced. The excess withdrawal is equal to $10,000 ($15,000 - $5,000), the amount of the withdrawal in excess of the Annual Withdrawal Amount.
The percentage reduction in the Remaining Benefit Amount and the future Annual Withdrawal Amount is calculated as follows:
Excess Withdrawal Amount / (Contract Value Prior to Withdrawal - Annual Withdrawal Amount):
$10,000 / ($85,000 - $5,000)
$10,000 / $80,000 = 12.50%
The adjusted Remaining Benefit Amount is calculated as follows:
(Remaining Benefit Amount - Annual Withdrawal Amount) x (1 - Calculated Reduction)
$130,000 - $5,000 = $125,000
$125,000 x (1 - 12.50%) = $109,375
The future Annual Withdrawal Amount is calculated as follows:
Annual Withdrawal Amount x (1 - Calculated Reduction)
$5,000 x (1 - 12.50%) = $4,375
After the reduction, the Remaining Benefit Amount is $109,375 and the future Annual Withdrawal Amount is $4,375.
After the fifth anniversary of the purchase of this rider, you may elect to reset the Remaining Benefit Amount to an amount equal to Contract Value on the reset date and the Annual Withdrawal Amount to 5%, 6% or 7%, as applicable, of Contract Value on that date; provided, however, that the Annual Withdrawal Amount will remain the same if the current Annual Withdrawal Amount is greater than the reset amount. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that resets be effected on a Contract anniversary and the rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.10%.
Example 3. Remaining Benefit Amount Reset. Assume:
(i)
The Owner purchases the Contract with the Guaranteed Minimum Withdrawal Benefit.
(ii)
The initial Purchase Payment is $100,000, and no additional Purchase Payments are added to the Contract.
(iii)
The Owner elects 5% as the Annual Withdrawal Amount, with 130% as the corresponding Benefit Amount.
At the beginning of Contract Year 1, the Contract Value is $100,000, the Remaining Benefit Amount is $130,000, and the Annual Withdrawal Amount is $5,000. On the sixth Contract anniversary, the Owner elects to reset the Remaining Benefit Amount. The Owner has taken no other withdrawals besides the Annual Withdrawal Amount for the last six Contract Years. On the sixth Contract anniversary, due to positive market performance, the Contract Value is $120,000, and the Remaining Benefit Amount is $100,000 ($130,000 – ($5,000 x 6)). Upon the reset, the Remaining Benefit Amount will increase to $120,000, and the Annual Withdrawal Amount will increase from $5,000 to $6,000 ($120,000 x 5%). After the reset, the Contract will not be eligible for another reset until after the 11th Contract anniversary.
Example 4. How Advisory Fee Withdrawals Reduce the Guaranteed Minimum Withdrawal Benefit. Assume:
(i)
The Owner purchases the Contract with the Guaranteed Minimum Withdrawal Benefit.
(ii)
The initial Purchase Payment is $100,000, and no additional Purchase Payments are added to the Contract.
(iii)
The Owner elects 5% as the Annual Withdrawal Amount, with 130% as the corresponding Benefit Amount.

A $1,000 advisory fee is withdrawn from the Contract. Prior to the withdrawal, the Contract Value is $100,000. Because the advisory fee of $1,000 is less than the Annual Withdrawal Amount of $5,000, the withdrawal reduces the Guaranteed Minimum Withdrawal Benefit dollar for dollar as follows:
Guaranteed Minimum Withdrawal Benefit Prior to Advisory Fee Withdrawal	-	Advisory Fee Withdrawal

$130,000 - $1,000 = $129,000
After the withdrawal, the remaining Annual Withdrawal Amount is reduced as follows:
Annual Withdrawal Amount Prior to Advisory Fee Withdrawal - Advisory Fee Withdrawal
$5,000 - $1,000 = $4,000
If the advisory fee withdrawal is $6,000 (and therefore greater than the Annual Withdrawal Amount), the Guaranteed Minimum Withdrawal Benefit is reduced proportionately as follows:
(Guaranteed Minimum Withdrawal Benefit Prior to Advisory Fee Withdrawal	-	Annual Withdrawal Amount)	x [1 -	(Advisory Fee Withdrawal	-	Annual Withdrawal Amount)	/	(Contract Value Prior to Advisory Fee Withdrawal	-	Annual Withdrawal Amount)]

($130,000 - $5,000) x [1 - ($6,000 - $5,000) / ($100,000 - $5,000)]
$125,000 x [1 - ($1,000 / $95,000)] = $123,684.21
The withdrawal reduces the Guaranteed Minimum Withdrawal Benefit by more than the amount of the withdrawal. After the withdrawal, the remaining Annual Withdrawal Amount is $0. The advisory fee withdrawal will proportionately reduce the Annual Withdrawal Amount available in future Contract Years. The Annual Withdrawal Amount for the next Contract Year is calculated as follows:
Annual Withdrawal Amount Prior to Advisory Fee Withdrawal	-	[1 -	(Advisory Fee Withdrawal	-	Annual Withdrawal Amount)	/	(Contract Value Prior to Advisory Fee Withdrawal	-	Annual Withdrawal Amount)]

$5,000 x [1 - ($6,000 - $5,000) / ($100,000 - $5,000)]
$5,000 x ($1,000 / $95,000) = $4,947.37
While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments. This rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person. This rider may not be reinstated by Purchase Payments or reset after such termination. This rider was available only if the age of each Owner and Annuitant at the time the rider was purchased was 85 or younger.
If you have a Qualified Contract, you may be required to take minimum distributions from the Contract during your lifetime. If your required minimum distribution amount exceeds your Annual Withdrawal Amount, you will have to withdraw more than the Annual Withdrawal Amount to avoid the imposition of a 50% excise tax, causing a proportional reduction in the Remaining Benefit Amount.

Bonus Credit Rider

During the period that began September 1, 2005 and ended December 31, 2007, the Company paid a Bonus Credit equal to 2% of any initial Purchase Payment applied to a Contract issued during that time period; provided, however, that the rider was available only if (1) the Company issued the Contract during the period of September 1, 2005 through December 31, 2007; (2) the Contract was issued without an Alternate Withdrawal Charge Rider; and (3) the age of any Owner on the Contract Date was 80 or younger. The Company applied the Bonus Credit at the time the initial Purchase Payment was effective and allocated it among the Subaccounts in the same proportion as the initial purchase payment. This rider is no longer available. There is no additional charge for the 2% Bonus Credit.
C-1

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The Statement of Additional Information (SAI) contains additional information about the Contract, us, and the Separate Account, including financial statements. The SAI is dated the same date as this Prospectus and the SAI is incorporated by reference into this Prospectus. You may request a free copy of the SAI or submit inquiries about the Contract by writing the Company at its Administrative Office, P.O. Box 750497, Topeka, KS 66675-0497, by calling 1-800-888-2461 or by visiting us online at https://dfinview.com/SecurityBenefit/TAHD/336277405?site=PFSBL.
You may also obtain reports and other information about the Separate Account on the SEC’s website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier C000028147

SECUREDESIGNS® VARIABLE ANNUITY
May 1, 2023
Variable Annuity Account B
Individual Flexible Purchase Payment Deferred Variable Annuity Contract
Statement of Additional Information
Issued By:	Mailing Address:
First Security Benefit Life Insurance and Annuity Company of New York 121 State Street Albany, NY 12207 1-800-355-4570 www.fsbl.com	First Security Benefit Life Insurance and Annuity Company of New York P.O. Box 750497 Topeka, Kansas 66675-0497

This Statement of Additional Information is not a prospectus; it should be read in conjunction with the current Prospectus for the SecureDesigns Variable Annuity dated May 1, 2023, as it may be supplemented from time to time. A copy of the Prospectus may be obtained free of charge from the Company by calling 1-800-888-2461 or by writing P.O. Box 750497, Topeka, Kansas 66675-0497.
6959A
32-69594-01 2023/05/01

1

General Information and History

The Company — The Company is a life insurance company that offers life insurance policies and annuity contracts, as well as financial and retirement services. The Company is a stock life insurance company organized under the insurance laws of the State of New York on November 8, 1994. The Company offers fixed and variable annuity contracts in New York and is admitted to do business in that state. On September 8, 1995, the Company merged with and is the successor corporation of Pioneer National Life Insurance Company, a stock life insurance company organized under the laws of the State of Kansas. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Separate Account — The Company established Variable Annuity Account B as a separate account under New York law on January 22, 1996. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).
Principal Underwriter — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering. The Principal Underwriter for the Contract is Security Distributors, LLC (“SDL”), located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, a wholly-owned subsidiary of Security Benefit Life Insurance Company, an affiliate of the Company, is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”).
The Company pays commissions to Selling Broker-Dealers through SDL in connection with sales of the Contract. During fiscal years 2022, 2021, and 2020, the amounts paid to SDL in connection with all Contracts sold through the Separate Account were $53,664, $114,514, and $122,909, respectively. SDL passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of commissions it receives as principal underwriter for the Contract. However, the Company (or an affiliate) pays some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, compensation and benefits for SDL’s registered representatives, advertising expenses, and other expenses of distributing the Contract.
General Information — For a description of the Contract, the Company, and the Separate Account, see the Prospectus for the Contract. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled “Definitions” in the Prospectus.
Safekeeping of Assets — The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non-certificated form, are held separate and apart from the assets of the Company’s General Account and its other separate accounts.
Non-Principal Risks of Investing in the Contract

All non-principal risks of purchasing the Contract are disclosed in the Prospectus in their related subject matter sections.
Additional Payments to Service Providers

The Company has entered into an administrative services agreement with its affiliate, Security Benefit Life Insurance Company (“SBL”). Pursuant to this agreement, SBL provides management and administrative services for the Separate Account and the Contract, including underwriting, claims, and actuarial services. The Company reimburses SBL for the services and facilities it provides to the Company. For the years ended December 31, 2022, 2021, and 2020, the Company paid $267,735, $259,186, and $367,440, respectively, under the agreement.
Method of Deducting the Excess Charge

The minimum mortality and expense risk charge of 0.60%, and the administration charge of 0.15%, on an annual basis, of each Subaccount’s average daily net assets, are factored into the accumulation unit value or “price” of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional riders (the “Excess Charge”) on a monthly basis.
2

Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjustment is paid only for the purpose of collecting the Excess Charge. Assuming you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date.
The Company will declare a monthly subaccount adjustment for each Subaccount on one Valuation Date of each calendar month (“Record Date”). The Company will pay the monthly subaccount adjustment on a subsequent Valuation Date (“Reinvestment Date”) within five Valuation Dates of the Record Date. Such subaccount adjustment will be declared as a dollar amount per Accumulation Unit.
For each Subaccount, any Owner as of the Record Date will receive on the Reinvestment Date a net subaccount adjustment equal to:
1.
the amount of subaccount adjustment per Accumulation Unit; times
2.
the number of Accumulation Units allocated to the Subaccount as of the Record Date; less
3.
the amount of the Excess Charge for that Subaccount; provided that the Company will not deduct any Excess Charge from the first subaccount adjustment following the Contract Date.
The net monthly subaccount adjustment will be reinvested on the Reinvestment Date at the Accumulation Unit Value determined as of the close of that date in Accumulation Units of the Subaccount.
An example of this process is as follows. Assuming Contract Value of $50,000 allocated to the Guggenheim VIF StylePlus Large Core Subaccount and no riders, the Excess Charge would be computed as follows:
Mortality and Expense Risk Charge		0.70%
Plus: Optional Rider Charge	+	N/A
Less: Minimum Charge	-	0.60%
Excess Charge on an Annual Basis		0.10%
Further assuming 5,000 Accumulation Units with an Accumulation Unit Value of $10 per unit on December 30 and a gross subaccount adjustment of $0.025 per unit declared on December 31 (Record Date), the net subaccount adjustment amount would be as follows:
Accumulation Unit Value as of Valuation Date before Record Date		$10.00
Accumulation Unit Value as of Reinvestment Date	-	$9.975
Gross Subaccount Adjustment Per Unit		$0.025
Less: Excess Charge Per Unit	-	$0.00085
Net Subaccount Adjustment Per Unit		$0.02415
Times: Number of Accumulation Units	x	5,000
Net Subaccount Adjustment Amount		$120.75
The net monthly subaccount adjustment amount would be reinvested on the Reinvestment Date in Accumulation Units of the Guggenheim VIF StylePlus Large Core Subaccount as follows: $0.02415 (net monthly subaccount adjustment per unit) divided by $9.975 (Accumulation Unit value as of the Reinvestment Date) times 5,000 Units equals 12.105 Accumulation Units. On the Reinvestment Date, 12.105 Accumulation Units are added to Contract Value for a total of 5,012.105 Accumulation Units after the monthly subaccount adjustment reinvestment. Contract Value on the Reinvestment Date is equal to 5,012.105 Accumulation Units times $9.975 (Accumulation Unit Value as of the Reinvestment Date) for a Contract Value of $49,995.75 after the monthly subaccount adjustment reinvestment.
After the Annuity Start Date, the Company will deduct an annual mortality and expense risk charge of 1.25%. This charge is factored into the annuity unit values on each Valuation Date.
3

Limits on Purchase Payments Paid Under Tax-Qualified Retirement Plans

Sections 408 and 408A — Premiums (other than rollover contributions) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of (i) $6,500 (for 2023) or (ii) 100% of the individual’s taxable compensation.
If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional or Roth IRA of $1,000 for each tax year.
Spousal IRAs allow an Owner and his or her spouse to each contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and is $6,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of (i) $6,500 (for 2023) or (ii) 100% of that spouse’s compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) $6,500 (for 2023) or (ii) 100% of that spouse’s compensation plus the amount by which the higher compensated spouse’s compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an “active participant” in an employer-sponsored retirement plan.
Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b) $66,000 (for 2023). Salary reduction contributions, if any, are subject to additional annual limits.
Performance Information

Performance information for the Subaccounts of the Separate Account, including the yield and effective yield of the Invesco V.I. Government Money Market Subaccount, and the average annual total return and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.
Quotations of yield for the Invesco V.I. Government Money Market Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the “base period”) and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized based on the formula provided below with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Invesco V.I. Government Money Market Subaccount assume that all monthly subaccount adjustments received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:
Effective Yield = [(Base Period Return + 1)365/7] - 1
Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).
Average annual total return figures (referred to as “Standardized Total Return”) are calculated from the inception date of the Subaccounts under the Contract, and reflect the deduction of the following charges: (1) the maximum mortality and expense risk charge of 0.85%; (2) maximum optional rider charges of 1.70%; (3) the administration charge of 0.15%; (4) the account administration charge of $30; and (5) the contingent deferred sales charge.
Other total return figures (referred to as “Non-Standardized Total Return”) may be quoted that do not assume a surrender and that do not reflect deduction of the contingent deferred sales charge and account administration charge of $30; provided that such figures do not reflect the addition of any Credit Enhancement. The contingent deferred sales charge and account administration charge, if reflected, would lower the Non-Standardized Total
4

Return. Total return figures that do not reflect deduction of all charges will be accompanied by Standardized Total Return figures that reflect such charges and which date from the Separate Account inception date.
Total return figures may also be shown for periods beginning prior to the availability of the Contract. Such total return figures are based upon the performance of the Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract. Any quotation of performance that pre-dates the date of inception of the Separate Account (or a Subaccount thereof as applicable) will be accompanied by Standardized Total Return figures that reflect the deduction of the applicable contingent deferred sales charge and other fees and charges since the date of inception of the Separate Account or Subaccount.
Total return figures also may be quoted that assume the Owner has purchased an Extra Credit Rider and, as such, will reflect any applicable Credit Enhancements; however, such total return figures will also reflect the deduction of all applicable charges, including any contingent deferred sales charge and any account administration charge.
Quotations of total return for any Subaccount will be based on a hypothetical investment in a Subaccount over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the Contract and the Separate Account (on an annual basis) except the applicable contingent deferred sales charge.
Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to that Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. Yields and total returns do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, performance would be lower.
Mixed and Shared Funding Conflicts

Because the Underlying Funds may serve as investment vehicles for both variable life insurance policies and variable annuity contracts (“mixed funding”) and shares of the Underlying Funds also may be sold to separate accounts of other insurance companies (“shared funding”), material conflicts could occur. The Company currently does not foresee any disadvantages to Owners arising from either mixed or shared funding; however, due to differences in tax treatment or other considerations, it is possible that the interests of owners of various contracts for which the Underlying Funds serve as investment vehicles might at some time be in conflict. However, the Company, each Underlying Fund’s Board of Directors, and any other insurance companies that participate in the Underlying Funds are required to monitor events in order to identify any material conflicts that arise from mixed and/or shared funding. If such a conflict were to occur, the Company would take steps necessary to protect Owners, including withdrawal of the Separate Account from participation in the Underlying Fund(s) involved in the conflict. This might force the Underlying Fund to sell securities at disadvantageous prices.
Independent Registered Public Accounting Firm

The financial statements of First Security Benefit Life Insurance and Annuity Company of New York at December 31, 2022 and 2021, and for each of the three years in the period ended December 31, 2022, and the financial statements of Variable Annuity Account B at December 31, 2022, and for each of the specified periods ended December 31, 2022 and 2021, or for portions of such periods as disclosed in the financial statements appearing in this Statement of Additional Information have been audited by Ernst  & Young  LLP, 1828 Walnut Street, Suite 04-100, Kansas City, Missouri, 64108-1840, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
Financial Statements

The financial statements of First Security Benefit Life Insurance and Annuity Company of New York at December 31, 2022 and 2021, and for each of the three years in the period ended December 31, 2022, and the financial statements of Variable Annuity Account B at December 31, 2022, and for each of the specified periods ended December 31, 2022 and 2021, or for portions of such periods as disclosed in the financial statements, are set forth herein, following this section.
5

The financial statements of First Security Benefit Life Insurance and Annuity Company of New York, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.
6

FINANCIAL STATEMENTS AND SUPPLEMENTARY

INFORMATION (STATUTORY BASIS)

First Security Benefit Life Insurance and Annuity Company of New York

Years Ended December 31, 2022 and 2021

With Reports of Independent Auditors

First Security Benefit Life Insurance and Annuity Company of New York

Financial Statements and Supplementary Information

(Statutory Basis)

Years Ended December 31, 2022 and 2021

Report of Independent Auditors

The Board of Directors

First Security Benefit Life Insurance and

Annuity Company of New York

Opinion

We have audited the statutory-basis financial statements of First Security Benefit Life Insurance and Annuity Company of New York (the Company), which comprise the balance sheets as of December 31, 2022 and 2021, and the related statements of operations, changes in capital and surplus and cash flows for each of the three years in the period ended December 31, 2022, and the related notes to the financial statements (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2022, on the basis of accounting described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2022 and 2021, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2022.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

A member firm of Ernst & Young Global Limited

1

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the New York State Department of Financial Services – Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services – Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

A member firm of Ernst & Young Global Limited

2

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP

Kansas City, Missouri
April 26, 2023

A member firm of Ernst & Young Global Limited

3

First Security Benefit Life Insurance and Annuity Company of New York

Balance Sheets

(Statutory Basis)

	December 31,

	2022	2021

	(In Thousands,
	Except Share Data)
Admitted assets
Investments:
Bonds	$378,439	$343,237
Preferred stocks	3,355	4,223
Policy loans	384	290
Cash and cash equivalents	14,109	19,696
Other invested assets	2,052	1,966

Total investments	398,339	369,412
Investment income due and accrued	2,918	1,918
Income tax receivable	378	177
Net deferred income tax asset	435	457
Receivable from reinsurers	60,717	—
Other assets	268	122
Separate account assets	143,793	184,587

Total admitted assets	$606,848	$556,673

Liabilities and capital and surplus
Liabilities:
Life and annuity reserves	$75,777	$81,787
Funds withheld	352,419	252,157
Other liabilities	1,132	5,825
Net transfers due from separate accounts	(943)	(1,620)
Asset valuation reserve	2,181	2,675
Separate account liabilities	143,793	184,587

Total liabilities	574,359	525,411
Capital and surplus:
Common stock, $10 par value:
Authorized, issued, and outstanding – 200,000 shares	2,000	2,000
Additional paid-in capital	33,600	33,600
Unassigned surplus/ (deficit)	(3,111)	(4,338)

Total capital and surplus	32,489	31,262

Total liabilities and capital and surplus	$606,848	$556,673

See accompanying notes.

4

First Security Benefit Life Insurance and Annuity Company of New York

Statements of Operations

(Statutory Basis)

	Year Ended December 31,

	2022	2021	2020

	(In Thousands)

Revenues:
Annuity considerations and deposits	$4,459	$8,772	$7,616
Net investment income	3,580	2,965	4,163
Other income	2,204	2,543	2,130

Total revenues	10,243	14,280	13,909
Benefits and expenses:
Decrease in reserves and funds for all policies	(13,008)	(7,223)	(16,792)
Surrender benefits	15,079	16,173	20,618
Annuity benefits	5,148	6,949	5,300
Commissions	479	580	519
Other insurance operating expenses and reinsurance activity	(5)	1,436	1,198

Total benefits and expenses	7,693	17,915	10,843

Income (loss) from operations before federal income taxes	2,550	(3,635)	3,066
Federal income tax (expense) benefit	(126)	(114)	(400)

Income from operations before net realized gains	2,424	(3,749)	2,666
Net realized (losses) gains, net of capital gains tax	(432)	(83)	(226)

Net income (loss)	$1,992	$(3,832)	$2,440

See accompanying notes.

5

First Security Benefit Life Insurance and Annuity Company of New York

Statements of Changes in Capital and Surplus

(Statutory Basis)

		Additional		Unassigned	Total

	Common	Paid-In	Contingency	Surplus	Capital and

	Stock	Capital	Surplus	(Deficit)	Surplus

	(In Thousands)
Balance at January 1, 2020	$2,000	$33,600	$—	$(2,061)	$33,539
Net income	—	—	—	2,440	2,440
Change in asset valuation reserve	—	—	—	(99)	(99)
Change in net deferred income taxes	—	—	—	52	52
Change in nonadmitted assets	—	—	—	16	16
Change in reserve due to change in valuation basis	—	—	—	(204)	(204)
Change in net unrealized capital gains, net of tax	—	—	—	4	4

Balance at December 31, 2020	2,000	33,600	—	148	35,748
Net loss	—	—	—	(3,832)	(3,832)
Change in asset valuation reserve	—	—	—	(428)	(428)
Change in net deferred income taxes	—	—	—	1,168	1,168
Change in nonadmitted assets	—	—	—	(1,472)	(1,472)
Change in net unrealized capital gains, net of tax	—	—	—	78	78

Balance at December 31, 2021	2,000	33,600	—	(4,338)	31,262
Net income	—	—	—	1,992	1,992
Change in asset valuation reserve	—	—	—	494	494
Change in net deferred income taxes	—	—	—	(202)	(202)
Change in nonadmitted assets	—	—	—	(76)	(76)
Change in net unrealized capital loss, net of tax	—	—	—	(981)	(981)

Balance at December 31, 2022	$2,000	$33,600	$—	$(3,111)	$32,489

See accompanying notes.

6

First Security Benefit Life Insurance and Annuity Company of New York

Statements of Cash Flows

(Statutory Basis)

	Year Ended December 31,

	2022	2021	2020

	(In Thousands)
Operation activities
Revenues:
Premium and annuity considerations	$4,459	$8,772	$7,616
Net investment income	3,683	4,126	4,768
Other income	3,066	3,130	2,932
Benefits and expenses:
Benefits and surrenders	(20,526)	(23,110)	(25,939)
Net transfers from separate accounts	7,676	5,921	7,012
Commissions, expenses, and other deductions	(1,424)	(2,669)	(2,609)
Federal income taxes, including net tax on capital gains	845	(968)	(65)

Net cash provided (used) by operations	(2,221)	(4,798)	(6,285)
Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	105,419	134,456	76,139
Stocks	375	—	—
Other proceeds	4,510	3,247	744
Cost of investments acquired:
Bonds	(147,848)	(137,234)	(97,976)
Stocks	(750)	(250)	(3,250)
Other applications	(4,273)	—	(199)
Net decrease (increase) in policy loans	(94)	23	48

Net cash provided (used) by investment activities	(42,661)	242	(24,494)
Financing and miscellaneous activities
Cash provided (used) by:
Change in funds withheld	100,282	6,562	32,777
Other cash (used) provided	(60,987)	(207)	(226)

Net cash provided (used) by financing and miscellaneous activities	39,295	6,355	32,551

Increase (decrease) in cash and cash equivalents and short-term investments	(5,587)	1,799	1,772
Cash and cash equivalents and short-term investments at beginning of year	19,696	17,897	16,125

Cash and cash equivalents and short-term investments at end of year	$14,109	$19,696	$17,897

See accompanying notes.

7

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements

(Statutory Basis)

December 31, 2022

1. Significant Accounting Policies

Organization

First Security Benefit Life Insurance and Annuity Company of New York (the Company) is licensed to transact life insurance business in the States of New York and Kansas and was organized to offer insurance products in the State of New York. The Company’s business activities are concentrated in the sale of variable annuity products, which are supported by separate account assets, and fixed annuity products.

The Company is owned entirely by SBL Holdings, Inc. (SBLH), a holding company domiciled in the State of Kansas. Effective January 29, 2020, SBLH converted from a limited liability company to a corporation.

Basis of Presentation

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services – Insurance Division (the Department).

The Department recognizes only statutory accounting practices prescribed or permitted by the State of New York in determining and reporting the financial condition and results of operations of an insurance company for purposes of determining its solvency under the New York Insurance Law.

The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual has been adopted as a component of prescribed or permitted practices by the State of New York.

8

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

1. Significant Accounting Policies (continued)

Statutory accounting practices differ from U.S. generally accepted accounting principles (GAAP). The more significant variances from GAAP are as follows:

Investments

Investments in bonds and redeemable preferred stocks are carried at amortized cost or market value based on the NAIC designation. GAAP requires that debt securities be classified as held to maturity, trading, or available for sale. Under GAAP, debt securities classified as held to maturity are carried at amortized cost, and debt securities classified as trading or available for sale are carried at fair value. Unrealized holding gains and losses are reported in income for those debt securities classified as trading or as a separate component of stockholder’s equity for those debt securities classified as available for sale.

For statutory purposes, loan-backed and structured securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. For GAAP purposes, all debt securities, purchased or retained, that represent beneficial interests in securitized assets other than high credit quality securities are adjusted using the prospective method when there is a change in estimated future cash flow. If it is determined that a decline in fair value is other than temporary, losses are bifurcated between credit and non-credit-related impairments. Credit impairments are recognized in earnings, and non-credit-related impairments are reported as a component of equity. For high credit quality securities, the retrospective method is used when there is a change in estimated future cash flow. For statutory purposes, loan-backed and structured securities that are other-than-temporarily impaired are written down to the present value of discounted estimated future cash flows.

Valuation Reserve Liabilities

As prescribed by the NAIC, the asset valuation reserve (AVR) is computed in accordance with a prescribed formula and represents a provision for possible fluctuations in the value of fixed maturity securities, equity securities, mortgage loans, real estate, and other invested assets. Changes to the AVR are charged or credited directly to unassigned surplus. AVR is not recognized under GAAP.

9

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

1. Significant Accounting Policies (continued)

As also prescribed by the NAIC, the Company reports an interest maintenance reserve (IMR) that represents the net accumulated unamortized realized capital gains and losses attributable to changes in the general level of interest rates on sales of fixed maturity investments, principally bonds. Such gains or losses, net of tax, are amortized into income using the grouped method, with groupings in five year bands based on the expected maturity of the investment sold, with the exception of investments with one calendar year to expected maturity, which are grouped separately from those with two to five calendar years to expected maturity. IMR is not recognized under GAAP.

Related Parties Transactions

Gains on certain economic transactions with related parties, defined as arm’s-length transactions, resulting in the transfer of risks and rewards of ownership and considered permanent, are recognized under SAP rather than deferred until the assets are sold to third parties as required under GAAP.

Policy Acquisition Costs and Value of Business Acquired

The costs of successfully acquiring new business are expensed when incurred, rather than being deferred and amortized as required under GAAP. Expense allowances received or paid in connection with reinsurance are recognized as income or expense when due, rather than deferred and amortized as required under GAAP. For GAAP purposes, the value of business acquired (VOBA) is amortized in a similar manner to the amortization of deferred policy acquisition costs. VOBA is not recognized under statutory accounting.

10

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

1. Significant Accounting Policies (continued)

Nonadmitted Assets

For statutory accounting purposes, certain assets designated as nonadmitted (principally furniture, equipment, leasehold improvements, intangible assets, prepaid expenses, certain deferred income tax assets, and miscellaneous receivables over 90 days old) are excluded from the balance sheets and charged directly to unassigned surplus. Under GAAP, such assets are included on the balance sheets to the extent those assets are not impaired.

Premiums and Benefits

Revenues for life and annuity policies with mortality or morbidity risk consist of the entire premium received, and benefits incurred represent the total of benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk are recorded using deposit accounting and credited directly to an appropriate policy reserve account without recognizing premium income. Under GAAP, premiums received in excess of policy charges are not recognized as premium revenue and benefits incurred represent the excess of benefits paid over the policy account value and interest credited to the account values.

Policy Reserves

Reserves are based on statutory mortality, morbidity, and interest requirements, with consideration of future withdrawals. All annuity reserves are calculated on the prescribed reserve basis, which partially offsets the effect of immediately charging policy acquisition costs for commissions to expense. Under GAAP, annuity reserves are carried at account value plus reserves associated with guarantees provided by the Company to the contract holders.

11

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

1. Significant Accounting Policies (continued)

Statutory Reserve Change in Basis

The State of New York adopted Insurance Regulation 213 effective December 31, 2020 which created a change in basis for the valuation of the Company’s variable annuity business, resulting in an increase in total liabilities and decrease in capital and surplus of $0.2 million.

Reinsurance

The Company reports reinsurance receivables and prepaid reinsurance premiums as reductions of policy and contract liabilities rather than reporting such amounts as assets as required under GAAP.

Funds Withheld

The Company maintains a funds withheld reinsurance liability equal to the statutory carrying value of the assets segregated to support certain reinsurance agreements. For GAAP purposes, the funds withheld reinsurance liability contains an embedded derivative that is bifurcated and fair valued based on the change in the fair value of the underlying segregated assets.

Separate Accounts

For statutory accounting purposes, separate account surplus is created through the use of the Commissioners’ Annuity Reserve Valuation Method and is reported as an unsettled transfer from the separate account to the general account.

12

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

1. Significant Accounting Policies (continued)

Deferred Income Taxes

For statutory accounting purposes, deferred income tax assets are limited to (1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent three calendar years; plus (2) the lesser of the remaining gross deferred income tax assets expected to be realized within three years of the statement of admitted assets, liabilities, and surplus date or 15% of surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software, and any net positive goodwill; plus (3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities (DTLs). The remaining deferred income tax assets are nonadmitted. Deferred income taxes do not include amounts for state income taxes.

Under GAAP, state income taxes are included in the computation of deferred income taxes, a deferred tax asset (DTA) is recorded for the amount of gross DTAs expected to be realized in future years, and a valuation allowance is established for DTAs that are not realizable.

Embedded Derivatives

Embedded derivatives for statutory accounting are not bifurcated from the host instrument, whereas GAAP accounting requires the embedded derivative to be bifurcated from, accounted for, and reported separately from the host instrument if it is not clearly and closely related to the economic characteristics of the host instrument.

Goodwill

Goodwill, for GAAP purposes, is recognized as the excess of the purchase price over the fair value of identifiable net assets acquired. Goodwill is not amortized, but is reviewed annually for indications of impairment. Statutory accounting does not allow recognition of goodwill resulting from a change of control.

13

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

1. Significant Accounting Policies (continued)

Cash and Cash Equivalents

The statutory-basis statements of cash flow reconcile to the changes in cash and cash equivalents and short-term investments with original maturities of one year or less. Under GAAP, the statements of cash flow reconcile to changes in cash and cash equivalents, whereby cash equivalents are financial instruments with an original maturity period of 90 days or less.

Other significant accounting policies include the following:

Investments

Investments are valued as prescribed by the NAIC. Bonds with NAIC designations of 1 to 5 are reported principally at cost, adjusted for amortization of premiums and accrual of discounts using the effective interest method. For loan-backed and structured securities, defaults, loss severity of defaulted collateral, and anticipated prepayments are considered using market consensus prepayment speeds when determining the amortization of premiums and accrual of discounts. Adjustments to discounts or premiums resulting when actual defaults, loss severity of defaulted collateral, and prepayments differ substantially from estimates are determined using the retrospective or prospective methods. Redeemable preferred stocks with NAIC designations 1 to 3 are valued at amortized cost. All other redeemable preferred stocks (NAIC designations 4 to 6) are reported at the lower of amortized cost or fair value. All perpetual preferred stocks are valued at fair value, not to exceed any currently effective call price.

Realized capital gains and losses on sales of investments are determined using the specific identification method.

For any decline in the market value of an investment that is determined to be other than temporary, the amortized cost basis of the investment is written down to the estimated fair value as of the date of the determination, except for loan-backed and structured securities where the investment is written down to its discounted expected future cash flows, and the amount of the write-down is accounted for as a realized loss.

14

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

1. Significant Accounting Policies (continued)

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Policy loans are stated at the aggregate unpaid balance.

The operations of the Company are subject to the risk of interest rate fluctuations to the extent that there is a difference between the amount of the Company’s interest-earning assets and interest-bearing liabilities that reprice or mature in specified periods. The Company engages in asset-liability management intended to generate an acceptable level of return relative to the levels of interest rate risk, liquidity risk and other forms of risk that exist within the Company.

Reserves for Annuity Policies

The reserves for annuity policies are developed by actuarial methods. Annuity reserves are computed using assumptions and valuation methods that will provide, in the aggregate, reserves that are greater than the minimum valuation required by law and greater than the guaranteed policy cash values.

Recognition of Revenues

Life and accident and health premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest contracts are recorded as deposits, with revenues consisting of policy charges for the cost of insurance, policy administrative charges, and surrender charges against account balances during the period.

15

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

1. Significant Accounting Policies (continued)

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in fixed maturity securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield. For high credit quality securities, the retrospective method is used when there is a change in estimated future cash flows. The prospective method is used for other securities.

Reinsurance

Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Separate Accounts

The separate accounts are established in conformity with New York insurance laws and are not chargeable with liabilities arising out of any other business of the Company. Premiums designated for investment in the separate accounts are included in revenues with corresponding liability increases included in benefits. Assets and liabilities of the separate accounts, representing net deposits and accumulated net investment earnings held primarily for the benefit of contract holders, are shown as separate captions in the balance sheets. Assets held in the separate accounts are carried at quoted market values or, where quoted market values are not available, at fair market value. The Company receives administrative and risk fees relating to amounts invested in the separate accounts.

16

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

1. Significant Accounting Policies (continued)

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Significant estimates and assumptions include the valuation of investments, determination of other-than-temporary impairments (OTTIs) of investments, calculation of liabilities for future policy benefits, the calculation of income taxes, and the recognition of DTAs and DTLs. Actual results could differ from those estimates.

17

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

2. Investments

The carrying value, gross unrealized gains and losses, and fair value of investments in bonds and preferred stocks at December 31, 2022 and 2021, are summarized as follows:

	December 31, 2022

		Gross	Gross

	Carrying	Unrealized	Unrealized	Fair

	Amount	Gains	Losses	Value

	(In Thousands)
Bonds:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$426	$—	$1	$425
Obligations of government-sponsored enterprises	16,244	15	909	15,350
Corporate	174,925	560	15,923	159,562
Obligations of foreign governments	500	—	78	422
Municipal governments	14,268	483	867	13,884
Commercial mortgage-backed	30,944	116	2,356	28,704
Residential mortgage-backed	13,665	62	1,186	12,541
Collateralized loan obligations	85,500	21	5,366	80,155
Other asset backed	41,967	21	5,303	36,685

Total bonds	$378,439	$1,278	$31,989	$347,728

Preferred stocks:
Consumer	$1,519	$—	$731	$1,519
Financial	1,836	—	413	1,905

Total preferred stocks	$3,355	$—	$1,144	$3,424

18

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

2. Investments (continued)

	December 31, 2021

		Gross	Gross

	Carrying	Unrealized	Unrealized	Fair

	Amount	Gains	Losses	Value

	(In Thousands)
Bonds:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$420	$—	$—	$420
Obligations of government-sponsored enterprises	15,258	657	61	15,854
Corporate	144,778	5,220	782	149,216
Obligations of foreign governments	499	—	1	498
Municipal governments	13,363	1,831	11	15,183
Commercial mortgage-backed	30,754	459	288	30,925
Residential mortgage-backed	9,257	646	23	9,880
Collateralized loan obligations	77,902	75	106	77,871
Collateralized debt obligations	—	—	—	—
Other asset backed	51,006	775	332	51,449

Total bonds	$343,237	$9,663	$1,604	$351,296

Preferred stocks:
Consumer	$2,293	$—	$—	$2,293
Financial	1,930	—	—	1,930

Total preferred stocks	$4,223	$—	$—	$4,223

The carrying amount and fair value of bonds at December 31, 2022, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

19

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

2. Investments (continued)

	Carrying	Fair

	Amount	Value

	(In Thousands)

Due in one year or less	$4,557	$4,442
Due after one year through five years	47,410	45,812
Due after five years through ten years	83,574	75,674
Due after ten years	54,578	48,364
Mortgage-backed securities and other asset-backed securities	188,320	173,436

	$378,439	$347,728

20

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

2. Investments (continued)

For bonds with unrealized losses as of December 31, 2022 and 2021, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are summarized as follows:

	December 31, 2022

	Less Than 12 Months		Greater Than or Equal to 12 Months		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

	(In Thousands)
Bonds:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$425	$1	$—	$—	425	1
Obligations of government-sponsored enterprises	13,280	512	1,030	397	14,310	909
Corporate	123,971	11,580	14,123	4,343	138,094	15,923
Obligation of foreign governments	—	—	422	78	422	78
Municipal governments	6,544	742	506	125	7,050	867
Commercial mortgage-backed	10,814	594	15,921	1,762	26,735	2,356
Residential mortgage-backed	10,033	887	1,293	299	11,326	1,186
Collateralized loan obligation	57,437	3,807	22,130	1,559	79,567	5,366
Other asset backed	24,444	3,153	10,012	2,150	34,456	5,303

Total bonds	$246,948	$21,276	$65,437	$10,713	$312,385	$31,989

Number of securities with unrealized losses		543		181		724
Percent investment grade (NAIC investment grade 1 and 2)		88%		96%		90%

21

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

2. Investments (continued)

	December 31, 2021

	Less Than 12 Months		Greater Than or Equal to 12 Months		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

	(In Thousands)
Bonds:
Obligations of government-sponsored enterprises	$1,476	$23	$651	$38	2,127	61
Corporate	36,025	682	1,489	100	37,514	782
Commercial mortgage-backed	620	11	—	—	620	11
Residential mortgage-backed	16,025	214	4,053	74	20,078	288
Collateralized loan obligation	1,892	23	—	—	1,892	23
Collateralized debt obligation	36,195	103	6,415	3	42,610	106
Other asset backed	—	—	—	—	—	—
Total bonds	15,964	250	533	82	16,497	332

	$108,696	$1,307	$13,141	$297	$121,837	$1,604

Number of securities with unrealized losses		219		30		249
Percent investment grade (NAIC investment grade 1 and 2)		94%		97%		94%

The unrealized losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired. At present, the Company cannot ascertain the duration of the current market conditions and the resulting impact on such positions, but believes these losses to be temporary.

The Company closely monitors those securities where impairment concerns may exist. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include: (1) the length of time the fair value has been below amortized cost; (2) the issuer’s financial position and access to capital; including the current and future impact of any specific events; (3) for fixed maturity securities, the Company’s intent to sell the security or if it is more likely than not that the

22

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

2. Investments (continued)

Company will be required to sell the security before recovery of the amortized cost basis, and (4) for equity securities, the Company’s ability and intent to hold the security until it recovers in value. In the evaluation of the potential impairment of asset-backed securities, several additional factors are taken into account, including cash flow, collateral sufficiency, liquidity, and economic conditions.

The Company recognized the following OTTI during the current period, on securities within the scope of SSAP No. 43R, as a result of the intent to sell or inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost basis of the security:

	(1)	(2)		(3)

	Amortized Cost Basis Before Other-Than- Temporary Impairment	Other-Than-Temporary Impairment Recognized in Loss		Fair Value 1 - (2a + 2b)
		(2a) Interest	(2b) Non-Interest

	(in Thousands)
OTTI recognized with the intent to sell	$1,317	$—	$359	$958

The Company recognized no OTTI during 2021 as a result of the intent to sell or inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost basis of the security.

The Company recognized no OTTI during 2022 and 2021, where the present value of cash flows expected to be collected is less than the amortized cost basis of the security.

23

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

2. Investments (continued)

Loan-backed and structured securities (those whose fair value is less than cost or amortized cost) currently held by the Company, for which an OTTI has not been recognized in earnings as a realized loss, aggregated by length of time that the individual securities have been in a continuous unrealized loss position, are as follows:

	December 31, 2022

	Unrealized	Fair

	Loss	Value

	(In Thousands)
Continuous unrealized loss for less than 12 months	$9,142	$116,355
Continuous unrealized loss for greater than or equal to 12 months	5,988	50,683

	December 31, 2021
	Unrealized	Fair
	Loss	Value
	(In Thousands)
Continuous unrealized loss for less than 12 months	$608	$71,672
Continuous unrealized loss for greater than or equal to 12 months	165	11,102

Major categories of net investment income for the years ended December 31, 2022, 2021, and 2020, are summarized as follows:

	2022	2021	2020

	(In Thousands)

Interest on bonds	$13,970	$12,121	$11,931
Dividends on equity securities	188	183	53
Other	153	151	24

Total investment income	14,311	12,455	12,008
Less:
Investment expenses	(50)	(38)	(52)
Ceded to reinsurer	(10,681)	(9,452)	(7,793)

Net investment income	$3,580	$2,965	$4,163

24

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

2. Investments (continued)

General account investment income recognized as a result of a prepayment penalties and/or acceleration fees for the years ended December 31, 2022 and 2021 is $0.1 million and $1.0 million, respectively, impacting 39 and 116 securities, respectively.

There was no separate account investment income recognized as a result of prepayment penalties and/or acceleration for the years ended December 31, 2021 and 2020.

Proceeds from sales of bonds and equity securities and related realized gains and losses for the years ended December 31, 2022, 2021, and 2020, are as follows:

	2022	2021	2020

	(In Thousands)
Proceeds from sales	$58,401	$24,685	$24,924
Gross realized gains	36	430	316
Gross realized losses	5,755	41	199

Realized gains (losses) net of amounts transferred to the interest maintenance reserve, net of applicable taxes, for the years ended December 31, 2022, 2021, and 2020, consist of the following:

	2022	2021	2020

	(In Thousands)
Bonds	$(6,142)	$411	$(304)
Other invested assets	—	—	1

Total realized gains (losses)	(6,142)	411	(303)
Income tax (expense) benefit	1,199	(175)	(93)
Net ceded reinsurance (gains) losses	—	—	168
Transferred to the interest maintenance reserve, net of tax	4,511	(319)	2

Net realized (losses) gains	$(432)	$(83)	$(226)

25

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

2. Investments (continued)

Restricted assets, including pledged assets at December 31, 2022, consist of the following:

	Total General Account (GA)	Total From Prior Year	Increase/ (Decrease)	Total Current- Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

	(In Thousands)
On deposit with states	$425	$420	$5	$425	0.07%	0.07%
Pledged as collateral not captured in other categories	518	512	6	518	0.09%	0.09%

Total restricted assets	$943	$932	$11	$943	0.16%	0.16%

There were no restricted assets related to the separate account.

The assets pledged as collateral were cash and bonds related to reinsurance agreements.

26

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

3. Separate Account Transactions

The Company’s separate accounts are established in conformity with New York Insurance Law Section 4240. Under applicable insurance law, the assets and liabilities of the separate accounts are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the separate account assets applicable to variable annuity contracts held in the separate accounts are not chargeable with liabilities arising out of any other business the Company may conduct.

The Company has separate accounts considered legally insulated from the general account of $143.8 million and $184.6 million as of December 31, 2022 and 2021, respectively.

The separate accounts held by the Company relate primarily to individual variable annuity contracts of a non-guaranteed return nature. The assets and liabilities of these separate accounts are carried at market value. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. The variable annuity contracts generally provide an incidental death benefit, and some contracts may have a guaranteed minimum living benefit. The minimum death benefit and living benefit reserves are recorded in the Company’s general account.

Benefit payments by the general account for those guaranteed liabilities of the separate account for the last five years are as follows (in thousands):

2022	$28
2021	12
2020	3
2019	6
2018	109

27

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

3. Separate Account Transactions (continued)

To compensate the general account for the risks taken, the separate account for the last five years paid risk charges to the general account of (in thousands):

2022	$73
2021	89
2020	88
2019	101
2018	111

Information regarding the separate accounts by risk-based capital (RBC) groupings is as follows:

	December 31,

	2022	2021

	Non- Guaranteed Separate Accounts

	(In Thousands)
Premium	$4,260	$7,538

Reserves for accounts with assets at:
Fair value	$142,728	$182,293
Amortized cost	—	—

Total	$142,728	$182,293

Reserves for accounts by withdrawal characteristics:
Discretionary withdrawal at fair value	$142,049	$182,293
Not subject to discretionary withdrawal	679	730

Total	$142,728	$183,023

There were no indexed or non-indexed guaranteed separate accounts.

28

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

3. Separate Account Transactions (continued)

A reconciliation of the summary of operations of the Company’s separate accounts to the net transfers as recorded in the general account is as follows for the years ended December 31:

	2022	2021	2020

	(In Thousands)
Transfers as reported in the separate accounts:
Transfers to separate accounts	$4,260	$7,537	$6,868
Transfers from separate accounts	(11,094)	(13,004)	(13,934)

Net transfers as reported in the separate accounts	(6,834)	(5,467)	(7,066)
Reconciling adjustments:
Fee withdrawals	(360)	(325)	(322)
Other	195	65	(9)

Net transfers as reported in the general account as a decrease in reserves and funds for all policies on the statements of operations	$(6,999)	$(5,727)	$(7,397)

Certain administrative, distribution, actuarial, and accounting functions of the Company are handled by the Company’s affiliated parties. During the years ended December 31, 2022, 2021, and 2020, the Company paid a total of $0.7 million, $0.7 million, and $0.8 million, respectively, for these services, which are included in other insurance operating expenses in the statements of operations.

During the years ended December 31, 2022, 2021, and 2020, the Company paid $0.1 million, $0.1 million, and $0.1 million, respectively, in commissions to a related party for sales of its variable annuity products.

The Company had receivables from its parent and related parties in the amount of $0.1 million and $0.1 million for December 31, 2022 and 2021. The Company had payables in the amounts of $0.2 million and $0.3 million in the balance sheets at December 31, 2022 and 2021, respectively, for normal business transactions that are settled on a current basis.

The Company had an outstanding balance due from Kennedy-Wilson Inc, a related party, in the amount of $0.1 million and $0.1 million at December 31, 2022 and 2021, respectively.

29

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

4. Related-Party Transactions

During 2021, the Company executed transactions with Security Benefit Life Insurance Company, an affiliate, to purchase two bonds with a carrying value of $5.6 million.

The Company holds investments, either directly or indirectly, in certain securitizations in which affiliated parties act as collateral managers. The repayment of these investments is dependent upon the performance of the borrowers of the underlying assets held by the securitization vehicle. The borrowers are not affiliated with the Company and the Company does not have recourse to the affiliated collateral manager in the case of non-performance of the unaffiliated borrower. The total carrying value of these investments was $50.9 million and $43.5 million as-of the year ended December 31, 2022 and 2021, respectively.

30

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

5. Reinsurance

The Company cedes reinsurance with other companies to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks, and provide additional capacity for growth.

Principal reinsurance ceded amounts are summarized as follows for the years ended December 31:

	2022	2021	2020

	(In Thousands)
Reinsurance ceded:
Premiums	$20,153	$15,185	$17,479

Commissions	$957	$687	$847

Claims	$—	$5	$—

Surrenders	$16,334	$14,424	$13,534

In the accompanying financial statements, premiums, benefits, settlement expenses, and policy liabilities and accruals are reported net of reinsurance ceded. Accordingly, policy reserves have been shown net of reinsurance credits of $351.4 and $249.9 million at December 31, 2022 and 2021, respectively.

The Company remains liable to policyholders if the reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements. To minimize its exposure to significant losses from reinsurer insolvencies, the Company evaluates the financial condition of its reinsurers, monitors concentrations of credit risk arising from similar activities or economic characteristics of the reinsurers, and requires collateralization of balances where allowable by contract.

As of December 31, 2022 and 2021, ceded reserves are collateralized by the value of the Company’s funds withheld under an indemnity retrocession agreement with a third party reinsurer was $351.8 million and $251.3 million, respectively. These amounts are included in the funds withheld liability on the balance sheets.

31

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

6. Insurance Liabilities

The value of the Company’s individual life insurance and living benefit riders are reinsured 100% with Security Benefit Life Insurance Company (SBLIC), an affiliate. As of December 31, 2022 and 2021, the funds withheld associated with this reinsurance agreement was $0.7 million and $0.9 million, respectively.

The Company’s guaranteed minimum death benefit (GMDB) reserves are calculated following the assumptions and methodologies prescribed by NY Insurance Regulation 213. The reserve liability for GMDBs on variable annuity contracts reflected in the general account was $1.3 million and $0.6 million for the years ended December 31, 2022 and 2021, respectively.

The following is a summary of the account values and net amount at risk for variable annuity contracts with GMDB invested in the general account as of December 31:

	2022			2021

	Account Value	Net Amount at Risk	Weighted- Average Attained Age	Account Value	Net Amount at Risk	Weighted- Average Attained Age

	(Dollars in Thousands)
Return of premium	$63,378	$708	64	$81,082	$134	63
Step-up	56,564	3,042	70	71,707	522	70

Total GMDB	$119,942	$3,750	67	$152,789	$656	67

The Company previously offered guaranteed living benefits associated with variable annuity contracts, such as guaranteed minimum income benefits (GMIBs) and guaranteed minimum withdrawal benefits (GMWBs). The Company holds reserves for the guaranteed living benefits equal to the guaranteed living benefit reserve calculated following the assumptions and methodologies prescribed by NY Regulation 213.

32

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

7. Income Taxes

The Company is included in a consolidated Non-Life/Life federal income tax return filed by Security Benefit Corporation. Under the Company’s tax sharing agreement, federal income taxes are allocated to the Company as if it filed a separate return. The Company is no longer subject to U.S. federal and state examinations by tax authorities for years before 2018. The Internal Revenue Service completed its examination of the Company’s federal tax returns for 2013 through 2018 with minimal adjustments. The State of Illinois has commenced an audit of Security Benefit Corporation and Subsidiaries’ 2019 and 2020 combined Illinois income tax returns.

The provision for income taxes includes current federal income tax expense or benefit. Deferred income taxes due to temporary differences between the financial reporting and income tax bases of assets and liabilities are reflected as a change to capital and surplus, subject to limitations. Such deferred taxes relate principally to reserves and deferred policy acquisition costs.

The application of SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10, requires a company to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carry back years as well as projected taxable earnings exclusive of reversing temporary differences and carry forwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although the realization is not assured, management believes it is more likely than not that the deferred tax asset will be realized. The Company has not recorded a valuation allowance as of December 31, 2022 and 2021.

33

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

7. Income Taxes (continued)

The Inflation Reduction Act of 2022 (“Act”) which contains several tax-related provisions, was enacted on August 16, 2022.

The Act created a 15% corporate alternative minimum tax (“CAMT”) on certain large corporations, effective beginning in 2023. The controlled group of corporations of which the Company is a member expects to be an “applicable corporation” under the rules of CAMT, and as such, the affiliated group is expected to be required to perform the CAMT computations. The controlled group of which the Company is a member has not determined as of the reporting date if it will be liable for CAMT in 2023. Therefore, the year-end 2022 financial statement does not include an estimated impact of the CAMT, because a reasonable estimate cannot be made at this time.

The Company recorded net deferred tax assets of $0.4 million and $0.4 million as of December 31, 2022 and 2021, respectively. The main components of the deferred tax assets are as follows:

	December 31, 2022
	Ordinary	Capital	Total

	(In Thousands)
Current Period:
a. Gross deferred tax assets	$2,599	$400	$2,999
b. Statutory valuation allowance	—	—	—

c. Adjusted gross deferred tax asset (a-b)	2,599	400	2,999
d. Deferred tax assets nonadmitted	1,254	212	1,466

e. Subtotal - net deferred tax asset (c-d)	1,345	188	1,533
f. Deferred tax liabilities	1,084	14	1,098

g. Net admitted deferred tax assets (e-f)	$261	$174	$435

34

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

7. Income Taxes (continued)

	December 31, 2021
	Ordinary	Capital	Total

	(In Thousands)
Prior Period:
a. Gross deferred tax assets	$2,731	$69	$2,800
b. Statutory valuation allowance	—	—	—

c. Adjusted gross deferred tax asset (a-b)	2,731	69	2,800
d. Deferred tax assets nonadmitted	1,385	—	1,385

e. Subtotal - net deferred tax asset (c-d)	1,346	69	1,415
f. Deferred tax liabilities	924	34	958

g. Net admitted deferred tax assets (e-f)	$422	$35	$457

	Changes between December 31, 2022 and 2021
	Ordinary	Capital	Total

	(In Thousands)
Change in Period:
a. Gross deferred tax assets	$(132)	$331	$199
b. Statutory valuation allowance	—	—	—

c. Adjusted gross deferred tax asset (a-b)	(132)	331	199
d. Deferred tax assets nonadmitted	(131)	212	81

e. Subtotal - net deferred tax asset (c-d)	(1)	119	118
f. Deferred tax liabilities	160	(20)	140

g. Net admitted deferred tax assets (e-f)	$(161)	$139	$(22)

35

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

7. Income Taxes (continued)

The Company has the necessary RBC levels to admit the increased amount of DTAs under SSAP 101 and an election has been made to do so. Such election has not changed from prior year. The amount of each component of the calculation by character is as follows:

	December 31, 2022
	Ordinary	Capital	Total

	(In Thousands)
Current Period:
a. Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$174	$174
b. Adjusted gross DTAs expected to be realized (excluding the amount of DTAs from (a) above) after application of the threshold limitation	261	—	261
1. Adjusted gross DTAs expected to be realized following the balance sheet date	261	—	261
2. Adjusted gross DTAs allowed per limitation threshold	xxxx	xxxx	4,808
c. Adjusted gross DTAs (excluding the amount of DTAs from (a) and (b) above) offset by gross DTLs	1,084	14	1,098

d. DTAs admitted as a result of SSAP No. 101	$1,345	$188	$1,533

	December 31, 2021
	Ordinary	Capital	Total

	(In Thousands)
Prior Period:
a. Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$69	$69
b. Adjusted gross DTAs expected to be realized (excluding the amount of DTAs from (a) above) after application of the threshold limitation	388	—	388
1. Adjusted gross DTAs expected to be realized following the balance sheet date	388	—	388
2. Adjusted gross DTAs allowed per limitation threshold	xxxx	xxxx	4,621
c. Adjusted gross DTAs (excluding the amount of DTAs from (a) and (b) above) offset by gross DTLs	958	—	958

d. DTAs admitted as a result of SSAP No. 101	$1,346	$69	$1,415

36

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

7. Income Taxes (continued)

	Changes between December 31, 2022 and 2021
	Ordinary	Capital	Total

	(In Thousands)
Change in period:
a. Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$105	$105
b. Adjusted gross DTAs expected to be realized (excluding the amount of DTAs from (a) above) after application of the threshold limitation	(127)	—	(127)
1. Adjusted gross DTAs expected to be realized following the balance sheet date	(127)	—	(127)
2. Adjusted gross DTAs allowed per limitation threshold	xxxx	xxxx	187
c. Adjusted gross DTAs (excluding the amount of DTAs from (a) and (b) above) offset by gross DTLs	126	14	140

d. DTAs admitted as a result of SSAP No. 101	$(1)	$119	$118

	December 31,
	2022	2021

	(In Thousands)
Ratio percentage used to determine recovery period and threshold limitation amount	3,224%	2,956%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$32,054	$33,937

The Company has no DTLs that have not been recognized.

The Company’s tax planning strategies do not include the use of reinsurance.

37

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

7. Income Taxes (continued)

The impact of tax planning strategies is as follows:

	December 31, 2022
	Ordinary	Capital	Total

Current Period:
a. Adjusted gross DTAs (% of total adjusted gross DTAs)	0.00%	0.00%	0.00%
b. Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	0.00%	92.80%	12.30%

	December 31, 2021
	Ordinary	Capital	Total

Prior Period:
a. Adjusted gross DTAs (% of total adjusted gross DTAs)	0.00%	100.00%	2.50%
b. Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	0.00%	100.00%	4.90%

	Change Between December 31, 2022 and 2021
	Ordinary	Capital	Total

Change in Period:
a. Adjusted gross DTAs (% of total adjusted gross DTAs)	0.00%	(100.00)%	(2.50)%
b. Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	0.00%	(7.20)%	7.40%

Current income taxes incurred and deferred income taxes consist of the following major components as of December 31:

	2022	2021	Change

	(In Thousands)
1. Current income tax:
a. Federal	$126	$114	$12
b. Federal income tax on capital gains	(1,199)	175	(1,374)
c. Other	—	—	—

d. Federal income taxes incurred	$(1,073)	$289	$(1,362)

38

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

7. Income Taxes (continued)

	2022	2021	Change

	(In Thousands)

2. Deferred tax assets:
a. Ordinary:
1. Policyholder reserves	$2,414	$2,410	$4
2. Investments	—	4	(4)
3. Deferred acquisition costs	164	295	(131)
4. Other (incl. items < 5% ordinary tax assets)	21	22	(1)

Subtotal	2,599	2,731	(132)
b. Statutory valuation allowance adjustment	—	—	—
c. Nonadmitted	1,254	1,385	(131)

d. Admitted ordinary deferred tax asset	1,345	1,346	(1)
e. Capital:
1. Investments	400	69	331
2. Other (incl. items < 5% ordinary tax assets)	—	—	—

Subtotal	400	69	331
f. Statutory valuation allowance adjustment	—	—	—
g. Nonadmitted	212	—	212

h. Admitted capital deferred tax asset	188	69	119

i. Admitted deferred tax assets	1,533	1,415	118

39

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

7. Income Taxes (continued)

	2022	2021	Change

	(In Thousands)

3. Deferred tax liabilities:
a. Ordinary:
1. Investments	$391	$—	$391
2. Policyholder reserves	693	924	(231)
3. Other (incl. items < 5% ordinary tax assets)	—	—	—

Subtotal	1,084	924	160
b. Capital:
1. Investments	14	34	(20)
2. Other (incl. items < 5% ordinary tax assets)	—	—	—

Subtotal	14	34	(20)

c. Deferred tax liabilities	1,098	958	140

4. Net deferred tax assets/liabilities	$435	$457	$(22)

40

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

7. Income Taxes (continued)

The most significant book to tax adjustments for the years ended December 31, 2022 and 2021, were as follows:

	2022		2021		2020

	Amount	Effective Tax Rate	Amount	Effective Tax Rate	Amount	Effective Tax Rate

	(In Thousands)
Provision computed at statutory rate	$(754)	21.0%	$(677)	21.0%	$616	21.0%
Dividend received deduction	(88)	2.5	(103)	3.2	(53)	(1.8)
Tax exempt interest	(31)	0.8	(25)	0.8	(16)	(0.5)
Interest maintenance reserves	(3)	0.1	(31)	1.0	(9)	(0.3)
Prior year return to provision	3	(0.1)	(29)	0.9	(56.0)	(1.9)
Statutory reserve strengthening	—	—	—	—	(43.0)	(1.5)
Change in non-admitted assets	1	—	(16)	0.4	—	—
Other adjustments	1	—	1	—	2	—

Total statutory income taxes	$(871)	24.3%	$(880)	27.3%	$441	15.0%

Federal income taxes incurred	$(1,073)	29.9%	$289	(8.9)%	$493	16.8%
Change in net deferred income taxes	202	(5.6)	(1,169)	36.2	(52)	(1.8)

Total statutory income taxes	$(871)	24.3%	$(880)	27.3%	$441	15.0%

The Company recognizes interest and penalties accrued related to the unrecognized tax benefits in interest expense. The Company did not have any interest and penalties recorded for the years ended December 31, 2022 and 2021.

The Company did not record any tax contingencies as of December 31, 2022, and 2021.

41

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

8. Fair Value Information

In accordance with SSAP No. 100R, Fair Value Measurements, the Company groups its financial assets and liabilities measured at fair value into three levels based on the inputs and assumptions used to determine the fair value. These levels are as follows:

Level 1 – Valuations are based on unadjusted quoted prices for identical instruments traded in active markets.

Level 2 – Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which significant assumptions are observable in the market.

Level 3 – Valuations are generated from techniques that use significant assumptions not observable in the market. These unobservable assumptions reflect the Company’s assumptions that market participants would use in pricing the asset or liability. Valuation techniques include the use of discounted cash flow models and spread-based models and similar techniques using the best information available in the circumstances.

Determination of Fair Value

Under SSAP No. 100R, the Company bases fair values on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. It is the Company’s policy to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements in accordance with the fair value hierarchy in SSAP No. 100R.

Assets and Liabilities Measured and Reported at Fair Value

Cash equivalents

Cash equivalents include money market mutual funds. Fair values are determined using unadjusted quoted prices for identical instruments traded in active markets and are included in Level 1.

42

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

8. Fair Value Information (continued)

Preferred stocks

Level 2 securities are primarily preferred stocks valued using pricing for similar securities, recently executed transactions, broker/dealer quotes and other pricing models utilizing market observable inputs.

Separate account assets

Fair value of mutual funds within the separate accounts is determined using quoted prices in active markets for identical assets and is reflected in Level 1.

The following tables present assets measured and reported at fair value for the year ended December 31, 2022 and 2021 as follows:

	December 31, 2022

		Fair Value Hierarchy Level

	Fair Value	Level 1	Level 2	Level 3

	(In Thousands)
Cash and cash equivalents	14,109	14,109	—	—
Preferred stocks	2,605	—	2,605	—
Separate account assets	143,793	143,793	—	—

Total assets	$160,507	$157,902	$2,605	$—

	December 31, 2021

		Fair Value Hierarchy Level

	Fair Value	Level 1	Level 2	Level 3

	(In Thousands)
Asset backed bonds	19,696	19,696	—	—
Cash and cash equivalents	4,223	—	4,223	—
Separate account assets	184,587	184,587	—	—

Total assets	$208,506	$204,283	$4,223	$—

43

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

8. Fair Value Information (continued)

There were no Level 3 assets and liabilities measured and reported at fair value using significant unobservable inputs for the years ended December 31, 2022, and 2021.

There were no changes in Level 3 assets and liabilities measured and reported at fair value using significant unobservable inputs for the year ended December 31, 2022.

Level 3 purchases, issuances, sales and settlements for December 31, 2021 reflects $0.2 million in settlements, there were no purchases, issuances, or sales.

There were no transfers into or out of Level 3 for the years ended December 31, 2022 and 2021. The transfers between levels are determined as of the end of the year for which the transfer was completed.

Quantitative Information about Level 3 Fair Value Measurements

The Company had no securities held at fair value for which the significant inputs used to determine fair value were unobservable as of December 31, 2022 and December 31, 2021.

SSAP No. 100R excludes certain insurance liabilities and nonfinancial instruments from its disclosure requirements. However, the liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk that minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts. The fair value amounts presented herein do not include an amount for the value associated with customer or agent relationships, the expected interest margin (interest earnings in excess of interest credited) to be earned in the future on investment-type products, or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value of the Company; likewise, care should be exercised in deriving conclusions about the Company’s business or financial condition based on the fair value information presented herein.

44

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

8. Fair Value Information (continued)

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments not measured at fair value but for which fair value is disclosed:

Bonds – Bonds include fixed maturity securities and asset-backed securities. For fixed maturities not actively traded, the Company’s top priority is to obtain fair values from independent pricing services. The Company has regular interactions with its investment advisors to understand the pricing methodologies used and to confirm observable inputs are utilized to price. The pricing methodologies will vary based on the asset class and include inputs such as estimated cash flows, reported trades, broker quotes, credit quality, industry, and economic events. Fixed maturities with fair values obtained from pricing services, applicable market indices, or internal models with substantially all observable inputs. These assets are included in Level 2. The Company will obtain a broker quote or utilize an internal pricing model specific to the asset utilizing relevant market information if the Company is not able to utilize Level 1 or 2 sources. These assets are included in Level 3.

Preferred stock – Fair values of preferred stock are determined using quoted prices in active markets for identical assets when available, which are included in Level 1. When quoted prices are not available, the Company utilizes internal valuation methodologies appropriate for the specific asset that use observable inputs such as underlying share prices; therefore, the assets are included in Level 2. Fair values might also be determined using broker quotes or through the use of internal models or analysis that incorporates significant assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities. These assets would be included in Level 3.

45

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

8. Fair Value Information (continued)

Policy loans – Fair values for policy loans are estimated using discounted cash flow analysis based on market interest rates for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. These assets are included in Level 3.

Other invested assets – Other invested assets include surplus notes. The fair value of these instruments is based on the methodology described above for bonds.

Investment income due and accrued – The Company believes there is minimal risk of material changes in both credit of the issuer and interest rates such that the carrying value of investment income due and accrued approximates fair value. Generally, investment income due and accrued is classified as Level 2.

Investment-type insurance contracts – The fair values of the Company’s reserves and liabilities for investment-type insurance contracts are estimated using discounted cash flow analysis based on risk-free rates, nonperformance risk, and a risk margin. Investment-type insurance contracts include insurance, annuity, and other policy contracts that do not involve significant mortality or morbidity risk and are only a portion of the policyholder liabilities appearing in the balance sheets. Insurance contracts include insurance, annuity, and other policy contracts that involve significant mortality or morbidity risk. The fair values for insurance contracts, other than investment-type contracts, are not required to be disclosed. These liabilities are included in Level 3.

Separate account liabilities – The fair values of the separate account liabilities are estimated based on the fair value of the related separate account assets, as these are considered to be pass-through contracts. As the applicable separate account assets are already reflected at fair value, any adjustments to the fair value of the block are assumed adjustments to the separate account liabilities. These liabilities are included in Level 1.

46

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

8. Fair Value Information (continued)

The following table provides the carrying amount, estimated fair value, and level within the fair value hierarchy of the Company’s financial instruments:

	December 31, 2022

			Fair Value Hierarchy Level

	Carrying Amount	Fair Value	Level 1	Level 2	Level 3

	(In Thousands)
Assets (liabilities)
Bonds	$378,439	347,728	$—	$288,791	$58,937
Preferred stocks	750	750	—	750	—
Policy loans	384	386	—	—	386
Other invested assets	1,825	1,832	—	1,832	—
Investment income due and accrued	2,918	2,918	—	2,918	—
Investment type insurance contracts	(51,725)	(50,110)			(50,110)
Separate account liabilities	(143,793)	(143,793)	(143,793)	—	—

	December 31, 2021

			Fair Value Hierarchy Level

	Carrying Amount	Fair Value	Level 1	Level 2	Level 3

	(In Thousands)
Assets (liabilities)
Bonds	$343,237	$351,296	$—	$292,115	$59,181
Policy loans	290	292	—	—	292
Other invested assets	1,840	2,226	—	2,226	—
Investment income due and accrued	1,918	1,918	—	1,918	—
Investment type insurance contracts	(59,643)	(59,589)	—	—	(59,589)
Separate account liabilities	(184,587)	(184,587)	(184,587)	—	—

47

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

9. Annuity and Deposit Liabilities

The withdrawal characteristics of the liability for future policy benefits for annuities and supplementary contracts and deposits were as follows:

	December 31, 2022

	General Account	Separate Account	Total	Percentage

	(Dollars in Thousands)

Subject to discretionary withdrawal:
At book value, less current surrender charge of 5% or more	$31,502	$—	$31,502	6%
At fair value	—	142,049	142,049	25%

Total with adjustment	31,502	142,049	173,551	31%
At book value with minimum or no charge or adjustment	253,188	—	253,188	45%
Additional actuarial reserve for Asset/liability analysis	121,000	—	121,000	22%
Not subject to discretionary withdrawal	10,750	679	11,429	2%

Subtotal	416,440	142,728	559,168	100%

Less reinsurance ceded	340,663	—	340,663

Totals (net of reinsurance)	$75,777	$142,728	$218,505

Amount that will move to book value without adjustment in the year after settlement date	$17,157	$—	$17,157

48

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

9. Annuity and Deposit Liabilities (continued)

	December 31, 2021

	General Account	Separate Account	Total	Percentage

	(Dollars in Thousands)

Subject to discretionary withdrawal:
At book value, less current surrender charge of 5% or more	$35,312	$—	$35,312	7%
At fair value	—	182,293	182,293	36%

Total with adjustment	35,312	182,293	217,605	43%
At book value with minimum or no charge or adjustment	245,281	—	245,281	49%
Additional actuarial reserve for Asset/liability analysis	32,200	—	32,200	6%
Not subject to discretionary withdrawal	8,942	730	9,672	2%

Subtotal	321,735	183,023	504,758	100%

Less reinsurance ceded	239,948	—	239,948

Totals (net of reinsurance)	$81,787	$183,023	$264,810

Amount that will move to book value without adjustment in the year after settlement date adjustment in the year after settlement date	$5,156	$—	$5,156

A reconciliation of total annuity actuarial reserves liabilities is as follows as of December 31:

	2022	2021

	(In Thousands)

Life and Accident and Health Annual Statement:
Annuity reserves, total net	$75,777	$81,787
Separate Accounts Annual Statement:
Annuities (excluding supplementary statements)	142,728	183,023

Total annuity actuarial reserves and deposit fund liabilities	$218,505	$264,810

49

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

9. Annuity and Deposit Liabilities (continued)

Annually the Company completes the asset adequacy analysis of statutory reserves established for fixed and variable deferred annuities, net of reinsurance. This analysis was accomplished by running the seven deterministic interest rate scenarios and an additional 100 stochastic equity and interest rate scenarios in the cash flow testing model. As a result of the requirements specified in the Department’s Special Considerations Letter and the 2020 financial examination, the Company established an additional Cash Flow Testing reserve. The Cash Flow Testing reserve was $10.5 million as of December 31, 2022 and 2021.

10. Life Actuarial Reserves

The withdrawal characteristics of the liability for life insurance were as follows:

	2022			2021

	General Account			General Account

	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

	(In Thousands)
Subject to discretionary withdrawal, surrender values, or policy loans:
Other Permanent Cash Value Life Insurance	$—	$62	$63	$—	$61	$63
Miscellaneous Reserves	—	—	121,000	—	—	32,200

Total (gross: direct + assumed)	—	62	121,063	—	61	32,263

Reinsurance Ceded		62	110,563		61	21,763

Total (net)	$—	$—	$10,500	$—	$—	$10,500

The Company did not have any separates accounts supporting life insurance policies in 2022 or 2021.

50

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

11. Commitments and Contingencies

New York regulations allow for two alternatives methods of distributing ordinary dividends to shareholders, a “greater of” method and a “lesser of” method. The greater of method allows for a dividend to be paid from earned surplus when the aggregate amount of dividends paid in any calendar year does not exceed the greater of (a) 10% of its surplus to policyholders as of the immediately preceding calendar year or (b) its net gain from operations (not including realized capital gains) as of the immediately preceding calendar year, not to exceed 30% of its surplus to policyholders (as of the same preceding calendar year). If an insurer does not have sufficient positive earned surplus to pay an ordinary dividend under the “greater of” method, it may only distribute an ordinary dividend under the “lesser of” method. The lesser of method allows for a dividend to be paid from surplus when the aggregate amount of dividends paid in any calendar year does not exceed the lesser of (a) 10% of its surplus to policyholders or (b) its net gain from operations (not including realized capital gains), in each case as of the immediately preceding calendar year. Insurers are required to provide the superintendent with 10 days prior notice before paying an ordinary dividend. Furthermore, the Superintendent may, in his or her discretion, limit or disallow any ordinary dividends under the “greater of” method if the Superintendent determines that a domestic stock life insurer’s surplus to policyholders following any dividend distribution is not reasonable in relation to the insurer’s outstanding liabilities and not adequate to meet its financial needs or the insurer is financially distressed. Dividends that exceed the “greater of” or “lesser of” methods are deemed extraordinary and a notice must be filed with the Superintendent for approval.

Under the laws of the State of New York, the Company is required to maintain minimum statutory-basis capital and surplus of $6.0 million. Of this amount, $4.0 million, which is the Company’s minimum surplus to policyholders, must be invested in specific types of investments in accordance with New York law.

Other Legal and Regulatory Matters: The Company may be party to legal and arbitral proceedings, subject to complaints, and the like in the ordinary course of business, is periodically examined by its regulators in the ordinary course of business, and may discuss certain matters with its regulators that come up during such examinations or otherwise. Management currently does not believe that any litigation, arbitration, complaint or other such matter to which it is party, or that any actions by its regulators with respect to any such examinations or matters under discussion with them, will, alone or collectively, materially adversely affect the Company’s results of operations or financial condition.

51

First Security Benefit Life Insurance and Annuity Company of New York

Notes to Financial Statements (continued)

(Statutory Basis)

12. Subsequent Events

Subsequent events have been evaluated through April 26, 2023, which is the date the financial statements were issued.

52

Exhibits and Financial Statement Schedules

First Security Benefit Life Insurance and Annuity Company of New York

Exhibits and Financial Statement Schedules

Years Ended December 31, 2022, 2021 and 2020

Report of Independent Auditors

The Board of Directors

First Security Benefit Life Insurance and

Annuity Company of New York

We have audited the statutory-basis financial statements of First Security Benefit Life Insurance and Annuity Company of New York (the Company) as of December 31, 2022 and 2021, for each of the three years in the period ended December 31, 2022 and have issued our report thereon dated April 26, 2023 (included elsewhere in this Registration Statement). Our audits of the financial statements included the financial statement schedules listed in Item 24(a)(2) of this Registration Statement. These schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s schedules based on our audits.

In our opinion, the schedules present fairly, in all material respects, the information set forth therein when considered in conjunction with the financial statements.

/s/ Ernst & Young LLP

Kansas City, Missouri

April 26, 2023

A member firm of Ernst & Young Global Limited

55

First Security Benefit Life Insurance and Annuity Company of New York

Schedule I - Summary of Investments

Other Than Investments in Related Parties

Years Ended December 31, 2022 and 2021

	2022
	Cost	Value	Amount at which shown in the balance sheet

	(In Thousands)
Fixed maturities:
Bonds:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$426	$425	$426
Obligations of government-sponsored enterprises	16,244	15,350	16,244
Corporate	174,825	159,487	174,825
Obligations of foreign governments	500	422	500
Municipal governments	14,268	13,884	14,268
Commercial mortgage-backed	30,944	28,704	30,944
Residential mortgage-backed	13,665	12,540	13,665
Collateralized loan obligations	85,500	80,156	85,500
Other asset backed	41,967	36,686	41,967

Total fixed maturities	378,339	347,654	378,339
Equity securities:
Preferred stock:
Consumer	2,250	1,519	1,519
Financial	2,250	1,905	1,836

Total equity securities	4,500	3,424	3,355
Policy loans	384		384
Cash and cash equivalents	14,109		14,109
Other invested assets	2,052		2,052

	$399,384		$398,239

See accompanying Report of Independent Auditors

56

First Security Benefit Life Insurance and Annuity Company of New York

Schedule I - Summary of Investments

Other Than Investments in Related Parties (continued)

	2021
	Cost	Value	Amount at which shown in the balance sheet

	(In Thousands)
Fixed maturities:
Bonds:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$420	$420	$420
Obligations of government-sponsored enterprises	15,258	15,854	15,258
Corporate	144,678	149,113	144,678
Obligations of foreign governments	499	499	499
Municipal governments	13,363	15,183	13,363
Commercial mortgage-backed	30,754	30,925	30,754
Residential mortgage-backed	9,257	9,879	9,257
Collateralized loan obligations	77,902	77,871	77,902
Other asset backed	51,005	51,447	51,005

Total fixed maturities	343,136	351,191	343,136
Equity securities:
Preferred stock:
Consumer	2,293	2,293	2,293
Financial	1,930	1,930	1,930

Total equity securities	4,223	4,223	4,223
Policy loans	290		290
Cash and cash equivalents	19,696		19,696
Other invested assets	1,840		1,840

	$369,185		$369,185

See accompanying Report of Independent Auditors

57

First Security Benefit Life Insurance and Annuity Company of New York

Schedule III - Supplementary Insurance Information

As of December 31, 2022, 2021 and 2020 and for Each of the Years Then Ended

	Future Policy Benefits and Claims	Premiums and other considerations	Net Investment Income(1)	Benefit claims and settlement expenses	Other operating expenses

	(In Thousands)
2022
Life, health and annuity	$75,777	$4,459	$3,580	$5,148	$(5)
2021
Life, health and annuity	$81,787	$8,772	$2,965	$6,949	$1,436
2020
Life, health and annuity	$83,283	$7,616	$4,163	$5,300	$1,198

(1)	Allocations of net investment income and certain operating expenses are based on a number of assumptions and estimates, and reported operating results would change if different methods were applied.

See accompanying Report of Independent Auditors

58

First Security Benefit Life Insurance and Annuity Company of New York

Schedule IV - Reinsurance

As of December 31, 2022, 2021 and 2020 and for Each of the Years Then Ended

	2022
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net

	(Dollars In Thousands)
Life insurance in force	$80	$80	$—	$—	0.00%
Premiums:
Annuity	24,612	20,153	—	4,459	0.00

Total premiums	$24,612	$20,153	$—	$4,459	0.00%

	2021
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net

	(Dollars In Thousands)
Life insurance in force	$82	$82	$—	$—	0.00%
Premiums:
Annuity	23,940	15,185	17	8,772	0.19

Total premiums	$23,940	$15,185	$17	$8,772	0.19%

	2020
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net

	(Dollars In Thousands)
Life insurance in force	$88	$88	$—	$—	0.00%
Premiums:
Annuity	25,080	17,479	15	7,616	0.20

Total premiums	$25,080	$17,479	$15	$7,616	0.20%

See accompanying Report of Independent Auditors

59

FINANCIAL STATEMENTS

Variable Annuity Account B

Year Ended December 31, 2022

With Report of Independent Registered Public Accounting Firm

Variable Annuity Account B

Financial Statements

Year Ended December 31, 2022

Report of Independent Registered Public Accounting Firm

To the Board of Directors of First Security Benefit Life Insurance and Annuity Company of New York and Contract Owners of Variable Annuity Account B

Opinion on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts listed in the Appendix that comprise Variable Annuity Account B (the Separate Account), as of December 31, 2022 and the related statements of operations and changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2022, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Separate Account’s auditor since 1996.

Kansas City, Missouri

April 26, 2023

Appendix

Subaccounts listed that comprising Variable Annuity Account B

Subaccounts	Statements of operations and changes in net assets

AB VPS Dynamic Asset Allocation	For each of the two years in the period ended December 31, 2022

AB VPS Small/Mid Cap Value	For each of the two years in the period ended December 31, 2022

American Century VP Mid Cap Value	For each of the two years in the period ended December 31, 2022

American Century VP Ultra®	For each of the two years in the period ended December 31, 2022

American Century VP Value	For each of the two years in the period ended December 31, 2022

American Funds IS® Asset Allocation	For each of the two years in the period ended December 31, 2022

American Funds IS® Capital World Bond	For each of the two years in the period ended December 31, 2022

American Funds IS® Global Growth	For each of the two years in the period ended December 31, 2022

American Funds IS® Growth-Income	For each of the two years in the period ended December 31, 2022

American Funds IS® International	For each of the two years in the period ended December 31, 2022

American Funds IS® New World	For each of the two years in the period ended December 31, 2022

BlackRock Equity Dividend V.I.	For each of the two years in the period ended December 31, 2022

BlackRock Global Allocation V.I.	For each of the two years in the period ended December 31, 2022

BlackRock High Yield V.I.	For each of the two years in the period ended December 31, 2022

BNY Mellon IP MidCap Stock	For each of the two years in the period ended December 31, 2022

BNY Mellon IP Small Cap Stock Index	For each of the two years in the period ended December 31, 2022

BNY Mellon IP Technology Growth	For each of the two years in the period ended December 31, 2022

BNY Mellon VIF Appreciation	For each of the two years in the period ended December 31, 2022

ClearBridge Variable Aggressive Growth	For each of the two years in the period ended December 31, 2022

ClearBridge Variable Small Cap Growth	For each of the two years in the period ended December 31, 2022

Subaccounts	Statements of operations and changes in net assets

Delaware Ivy VIP Asset Strategy	For each of the two years in the period ended December 31, 2022

Fidelity® VIP Equity-Income	For each of the two years in the period ended December 31, 2022

Fidelity® VIP Growth & Income	For each of the two years in the period ended December 31, 2022

Fidelity® VIP Growth Opportunities	For each of the two years in the period ended December 31, 2022

Fidelity® VIP High Income	For each of the two years in the period ended December 31, 2022

Fidelity® VIP Overseas	For each of the two years in the period ended December 31, 2022

Franklin Allocation VIP Fund	For each of the two years in the period ended December 31, 2022

Franklin Income VIP Fund	For each of the two years in the period ended December 31, 2022

Franklin Mutual Global Discovery VIP Fund	For each of the two years in the period ended December 31, 2022

Franklin Small Cap Value VIP Fund	For each of the two years in the period ended December 31, 2022

Franklin Strategic Income VIP Fund	For each of the two years in the period ended December 31, 2022

Guggenheim VIF All Cap Value	For each of the two years in the period ended December 31, 2022

Guggenheim VIF Alpha Opportunity	For each of the two years in the period ended December 31, 2022

Guggenheim VIF Floating Rate Strategies	For each of the two years in the period ended December 31, 2022

Guggenheim VIF Global Managed Futures Strategy	For each of the two years in the period ended December 31, 2022

Guggenheim VIF High Yield	For each of the two years in the period ended December 31, 2022

Guggenheim VIF Large Cap Value	For each of the two years in the period ended December 31, 2022

Guggenheim VIF Long Short Equity	For each of the two years in the period ended December 31, 2022

Guggenheim VIF Managed Asset Allocation	For each of the two years in the period ended December 31, 2022

Guggenheim VIF Multi-Hedge Strategies	For each of the two years in the period ended December 31, 2022

Guggenheim VIF Small Cap Value	For each of the two years in the period ended December 31, 2022

Guggenheim VIF SMid Cap Value	For each of the two years in the period ended December 31, 2022

Subaccounts	Statements of operations and changes in net assets

Guggenheim VIF StylePlus Large Core	For each of the two years in the period ended December 31, 2022

Guggenheim VIF StylePlus Large Growth	For each of the two years in the period ended December 31, 2022

Guggenheim VIF StylePlus Mid Growth	For each of the two years in the period ended December 31, 2022

Guggenheim VIF StylePlus Small Growth	For each of the two years in the period ended December 31, 2022

Guggenheim VIF Total Return Bond	For each of the two years in the period ended December 31, 2022

Guggenheim VIF World Equity Income	For each of the two years in the period ended December 31, 2022

Invesco V.I. American Value	For each of the two years in the period ended December 31, 2022

Invesco V.I. Comstock	For each of the two years in the period ended December 31, 2022

Invesco V.I. Core Bond	For the period from January 1, 2022 through April 29, 2022 (closing of operations) and the year ended December 31, 2021

Invesco V.I. Core Plus Bond	For the period from April 29, 2022 (commencement of operations) through December 31, 2022

Invesco V.I. Discovery Mid Cap Growth	For each of the two years in the period ended December 31, 2022

Invesco V.I. Equity and Income	For each of the two years in the period ended December 31, 2022

Invesco V.I. EVQ International Equity Fund	For each of the two years in the period ended December 31, 2022

Invesco V.I. Global	For each of the two years in the period ended December 31, 2022

Invesco V.I. Global Real Estate	For each of the two years in the period ended December 31, 2022

Invesco V.I. Government Money Market	For each of the two years in the period ended December 31, 2022

Invesco V.I. Government Securities	For each of the two years in the period ended December 31, 2022

Invesco V.I. Health Care	For each of the two years in the period ended December 31, 2022

Invesco V.I. Main Street Mid Cap Fund®	For each of the two years in the period ended December 31, 2022

Invesco V.I. Main Street Small Cap Fund®	For each of the two years in the period ended December 31, 2022

Janus Henderson VIT Enterprise	For each of the two years in the period ended December 31, 2022

Janus Henderson VIT Research	For each of the two years in the period ended December 31, 2022

Subaccounts	Statements of operations and changes in net assets

JPMorgan Insurance Trust Core Bond Portfolio	For each of the two years in the period ended December 31, 2022

Lord Abbett Series Bond-Debenture VC	For each of the two years in the period ended December 31, 2022

Lord Abbett Series Developing Growth VC	For each of the two years in the period ended December 31, 2022

MFS® VIT II Research International	For each of the two years in the period ended December 31, 2022

MFS® VIT Total Return	For each of the two years in the period ended December 31, 2022

MFS® VIT Utilities	For each of the two years in the period ended December 31, 2022

Morgan Stanley VIF Emerging Markets Equity	For each of the two years in the period ended December 31, 2022

Morningstar Aggressive Growth ETF Asset Allocation Portfolio	For each of the two years in the period ended December 31, 2022

Morningstar Balanced ETF Asset Allocation Portfolio	For each of the two years in the period ended December 31, 2022

Morningstar Conservative ETF Asset Allocation Portfolio	For each of the two years in the period ended December 31, 2022

Morningstar Growth ETF Asset Allocation Portfolio	For each of the two years in the period ended December 31, 2022

Morningstar Income and Growth ETF Asset Allocation Portfolio	For each of the two years in the period ended December 31, 2022

Neuberger Berman AMT Sustainable Equity	For each of the two years in the period ended December 31, 2022

PIMCO VIT All Asset	For each of the two years in the period ended December 31, 2022

PIMCO VIT Commodity Real Return Strategy	For each of the two years in the period ended December 31, 2022

PIMCO VIT Emerging Markets Bond	For each of the two years in the period ended December 31, 2022

PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	For each of the two years in the period ended December 31, 2022

PIMCO VIT Low Duration	For each of the two years in the period ended December 31, 2022

PIMCO VIT Real Return	For each of the two years in the period ended December 31, 2022

PIMCO VIT Total Return	For each of the two years in the period ended December 31, 2022

Putnam VT Small Cap Value	For each of the two years in the period ended December 31, 2022

Royce Micro-Cap	For each of the two years in the period ended December 31, 2022

Subaccounts	Statements of operations and changes in net assets

T. Rowe Price Health Sciences	For each of the two years in the period ended December 31, 2022

Templeton Developing Markets VIP Fund	For each of the two years in the period ended December 31, 2022

Templeton Global Bond VIP Fund	For each of the two years in the period ended December 31, 2022

Western Asset Variable Global High Yield Bond	For each of the two years in the period ended December 31, 2022

Variable Annuity Account B

Statements of Net Assets

December 31, 2022

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
AB VPS Dynamic Asset Allocation	4,543	$50,949	$35,844	$—	$35,844	4,167	$8.60	$8.60
AB VPS Small/Mid Cap Value	7,530	141,800	123,412	—	123,412	10,077	12.25	12.25
American Century VP Mid Cap Value	27,251	535,038	576,896	—	576,896	30,761	18.77	18.77
American Century VP Ultra®	199,977	3,827,859	3,735,562	—	3,735,562	130,176	25.54	28.77
American Century VP Value	96,768	1,008,020	1,205,728	—	1,205,728	48,585	22.12	24.92
American Funds IS® Asset Allocation	93,631	2,164,619	2,035,540	—	2,035,540	165,172	12.32	12.32
American Funds IS® Capital World Bond	6,790	79,818	63,352	—	63,352	9,556	6.63	6.63
American Funds IS® Global Growth	80,708	2,465,689	2,381,690	—	2,381,690	162,629	14.64	14.64
American Funds IS® Growth-Income	22,633	1,098,113	1,102,701	—	1,102,701	71,075	15.52	15.52
American Funds IS® International	17,383	327,854	260,567	—	260,567	30,786	8.46	8.46
American Funds IS® New World	7,005	179,136	152,989	—	152,989	15,777	9.70	9.70
BlackRock Equity Dividend V.I.	79,340	911,587	802,922	—	802,922	54,891	14.63	14.63
BlackRock Global Allocation V.I.	28,882	409,109	342,827	—	342,827	34,318	9.99	9.99
BlackRock High Yield V.I.	28,826	206,674	185,925	960	186,885	19,988	9.35	9.35
BNY Mellon IP MidCap Stock	5,734	112,474	93,816	—	93,816	7,833	12.03	12.03
BNY Mellon IP Small Cap Stock Index	48,611	888,944	839,031	—	839,031	60,587	13.85	13.85
BNY Mellon IP Technology Growth	76,209	1,799,853	1,206,385	—	1,206,385	53,212	20.31	22.74
BNY Mellon VIF Appreciation	9,536	355,280	298,675	—	298,675	18,312	16.31	16.31
ClearBridge Variable Aggressive Growth	54,070	1,275,921	801,863	—	801,863	52,901	13.52	15.17
ClearBridge Variable Small Cap Growth	17,190	464,354	433,699	—	433,699	19,419	22.34	22.34
Delaware Ivy VIP Asset Strategy	11,307	99,691	88,762	—	88,762	9,621	9.22	9.22
Fidelity® VIP Equity-Income	24,930	560,277	566,155	—	566,155	40,157	14.06	14.06
Fidelity® VIP Growth & Income	37,046	765,879	861,698	—	861,698	55,393	15.56	15.56
Fidelity® VIP Growth Opportunities	30,659	1,530,873	1,223,592	—	1,223,592	57,643	21.23	21.23
Fidelity® VIP High Income	154,952	787,905	652,348	—	652,348	75,275	8.66	8.66
Fidelity® VIP Overseas	21,229	460,344	455,156	—	455,156	46,529	9.78	9.78
Franklin Allocation VIP Fund	51,038	320,097	233,753	—	233,753	22,045	10.60	10.60
Franklin Income VIP Fund	38,228	588,454	563,091	—	563,091	48,939	11.05	11.52
Franklin Mutual Global Discovery VIP Fund	50,535	932,269	839,380	—	839,380	71,525	10.76	11.72
Franklin Small Cap Value VIP Fund	12,219	188,256	153,105	—	153,105	10,107	15.11	15.11
Franklin Strategic Income VIP Fund	10,423	108,131	90,989	—	90,989	11,724	7.76	7.76
Guggenheim VIF All Cap Value	7,534	220,200	252,163	—	252,163	11,304	17.59	22.31
Guggenheim VIF Alpha Opportunity	4,289	72,417	65,498	—	65,498	4,175	15.67	15.67
Guggenheim VIF Floating Rate Strategies	49,761	1,284,422	1,175,365	—	1,175,365	131,307	8.95	8.95
Guggenheim VIF Global Managed Futures Strategy	3,970	67,856	69,753	—	69,753	13,803	5.05	5.05
Guggenheim VIF High Yield	31,877	874,130	740,192	—	740,192	26,151	14.19	30.36
Guggenheim VIF Large Cap Value	15,805	568,382	651,801	—	651,801	36,943	17.66	17.87
Guggenheim VIF Long Short Equity	4,257	59,576	64,239	—	64,239	5,260	10.84	12.21
Guggenheim VIF Managed Asset Allocation	18,903	536,521	491,093	—	491,093	38,609	12.71	12.86
Guggenheim VIF Multi-Hedge Strategies	3,410	86,033	87,065	—	87,065	14,287	5.69	6.11
Guggenheim VIF Small Cap Value	8,889	361,972	375,823	—	375,823	9,943	25.46	38.38
Guggenheim VIF SMid Cap Value	15,620	1,028,983	1,119,342	—	1,119,342	26,893	28.40	41.91
Guggenheim VIF StylePlus Large Core	14,641	581,779	477,451	—	477,451	39,686	11.79	14.41
Guggenheim VIF StylePlus Large Growth	16,677	299,702	229,480	—	229,480	17,230	13.31	16.08

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Net Assets (continued)

December 31, 2022

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
Guggenheim VIF StylePlus Mid Growth	62,160	$3,249,210	$2,288,731	$—	$2,288,731	154,319	$14.83	$15.77
Guggenheim VIF StylePlus Small Growth	41,665	1,321,723	932,472	—	932,472	95,014	9.81	16.92
Guggenheim VIF Total Return Bond	111,645	1,798,712	1,559,687	—	1,559,687	165,345	7.67	9.42
Guggenheim VIF World Equity Income	48,181	582,648	596,001	—	596,001	50,167	11.87	13.35
Invesco V.I. American Value	8,431	149,841	130,507	—	130,507	13,497	9.67	9.67
Invesco V.I. Comstock	11,494	197,422	232,745	—	232,745	12,906	15.21	18.06
Invesco V.I. Core Bond (b)	—	—	—	—	—	—	6.87	6.87
Invesco V.I. Core Plus Bond (b)	38,977	226,138	214,371	—	214,371	23,145	9.26	9.26
Invesco V.I. Discovery Mid Cap Growth	6,551	430,740	313,552	—	313,552	20,160	15.56	15.56
Invesco V.I. Equity and Income	47,260	808,946	757,573	—	757,573	48,442	15.63	15.63
Invesco V.I. EVQ International Equity Fund (a)	10,964	371,782	311,597	—	311,597	21,387	13.21	14.80
Invesco V.I. Global	16,088	632,300	487,475	—	487,475	41,351	11.77	11.77
Invesco V.I. Global Real Estate	34,686	554,724	452,308	—	452,308	26,157	15.35	17.29
Invesco V.I. Government Money Market	719,363	719,363	719,363	—	719,363	88,397	7.84	8.16
Invesco V.I. Government Securities	59,951	697,253	598,312	—	598,312	84,106	7.09	7.09
Invesco V.I. Health Care	8,970	254,064	225,603	—	225,603	9,230	22.17	24.98
Invesco V.I. Main Street Mid Cap Fund®	10,052	108,229	82,731	—	82,731	4,064	18.07	20.36
Invesco V.I. Main Street Small Cap Fund®	7,512	181,290	169,462	—	169,462	5,281	28.72	32.36
Janus Henderson VIT Enterprise	30,923	2,100,780	1,941,374	—	1,941,374	79,346	24.47	24.47
Janus Henderson VIT Research	25,174	862,319	759,514	—	759,514	43,083	17.62	17.62
JPMorgan Insurance Trust Core Bond Portfolio	11,128	123,041	106,051	—	106,051	13,641	7.80	7.80
Lord Abbett Series Bond-Debenture VC	19,597	238,986	199,893	—	199,893	21,564	9.26	9.26
Lord Abbett Series Developing Growth VC	8,444	304,669	187,037	—	187,037	13,770	13.57	13.57
MFS® VIT II Research International	16,123	249,623	239,594	—	239,594	25,874	9.25	9.25
MFS® VIT Total Return	37,402	828,078	820,972	—	820,972	60,419	11.53	13.57
MFS® VIT Utilities	18,780	587,739	667,987	—	667,987	31,490	14.47	21.77
Morgan Stanley VIF Emerging Markets Equity	25,173	360,718	298,805	—	298,805	45,741	5.48	6.54
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	15,655	196,156	191,621	—	191,621	16,052	11.94	11.94
Morningstar Balanced ETF Asset Allocation Portfolio	35,371	390,342	340,270	—	340,270	33,435	10.18	10.18
Morningstar Conservative ETF Asset Allocation Portfolio	11,619	123,620	110,612	—	110,612	13,487	8.20	8.20
Morningstar Growth ETF Asset Allocation Portfolio	20,477	232,503	210,096	—	210,096	18,757	11.20	11.20
Morningstar Income and Growth ETF Asset Allocation Portfolio	11,684	124,109	107,375	—	107,375	11,708	9.18	9.18
Neuberger Berman AMT Sustainable Equity	20,654	483,016	555,808	—	555,808	20,069	24.95	27.61
PIMCO VIT All Asset	11,212	116,729	96,643	—	96,643	7,563	11.79	13.28
PIMCO VIT CommodityRealReturn Strategy	30,427	217,840	209,640	—	209,640	37,504	4.96	5.67
PIMCO VIT Emerging Markets Bond	2,686	34,112	26,990	—	26,990	2,790	9.20	9.67
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	28,787	307,466	273,764	—	273,764	26,836	9.44	10.22
PIMCO VIT Low Duration	41,329	419,809	391,797	—	391,797	53,567	6.51	7.33
PIMCO VIT Real Return	86,360	1,108,010	993,139	—	993,139	99,577	8.86	9.98
PIMCO VIT Total Return	52,140	563,549	468,213	—	468,213	59,603	7.86	7.86

(a)	Name change. See Note 1.
(b)	Merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Net Assets (continued)

December 31, 2022

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
Putnam VT Small Cap Value	1,597	$20,809	$16,929	$—	$16,929	1,359	$12.45	$12.45
Royce Micro-Cap	18,944	182,435	146,246	—	146,246	12,437	11.79	11.79
T. Rowe Price Health Sciences	29,444	1,404,831	1,546,409	—	1,546,409	79,807	19.37	19.37
Templeton Developing Markets VIP Fund	20,713	178,891	154,519	—	154,519	18,634	8.29	8.29
Templeton Global Bond VIP Fund	146,021	2,127,854	1,822,345	—	1,822,345	280,114	6.51	6.51
Western Asset Variable Global High Yield Bond	3,552	27,009	21,315	—	21,315	2,195	9.61	9.80

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Operations and Change in Net Assets

Years Ended December 31, 2022 and 2021, Except as Noted

	AB VPS Dynamic Asset Allocation	AB VPS Small/Mid Cap Value	American Century VP Mid Cap Value
Net assets as of December 31, 2020	$43,706	$108,055	$547,465

Investment income (loss):
Dividend distributions	706	862	5,896
Investment Expenses:
Mortality and expense risk and administrative charges	(341)	(1,046)	(4,339)

Net investment income (loss)	365	(184)	1,557

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	190	1,247	13,437
Change in unrealized appreciation (depreciation)	3,113	36,642	96,623

Net gain (loss) on investments	3,303	37,889	110,060

Net increase (decrease) in net assets from operations	3,668	37,705	111,617

Contract owner transactions:
Variable annuity deposits	110	6,759	9,573
Terminations, withdrawals and annuity payments	(916)	(2,177)	(26,401)
Transfers between subaccounts, net	—	1,020	(44,206)
Maintenance charges and mortality adjustments	(257)	(614)	(1,445)

Increase (decrease) in net assets from contract transactions	(1,063)	4,988	(62,479)

Total increase (decrease) in net assets	2,605	42,693	49,138

Net assets as of December 31, 2021	$46,311	$150,748	$596,603

Investment income (loss):
Dividend distributions	1,004	1,287	12,161
Investment Expenses:
Mortality and expense risk and administrative charges	(296)	(1,026)	(4,335)

Net investment income (loss)	708	261	7,826

Increase (decrease) in net assets from operations:
Capital gain distributions	12,746	23,169	75,328
Realized capital gain (loss) on investments	(430)	(4,261)	6,033
Change in unrealized appreciation (depreciation)	(21,885)	(44,021)	(101,523)

Net gain (loss) on investments	(9,569)	(25,113)	(20,162)

Net increase (decrease) in net assets from operations	(8,861)	(24,852)	(12,336)

Contract owner transactions:
Variable annuity deposits	120	21,760	8,690
Terminations, withdrawals and annuity payments	(1,484)	(13,811)	(39,544)
Transfers between subaccounts, net	—	(9,895)	24,490
Maintenance charges and mortality adjustments	(242)	(538)	(1,007)

Increase (decrease) in net assets from contract transactions	(1,606)	(2,484)	(7,371)

Total increase (decrease) in net assets	(10,467)	(27,336)	(19,707)

Net assets as of December 31, 2022	$35,844	$123,412	$576,896

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	American Century VP Ultra®	American Century VP Value	American Funds IS® Asset Allocation
Net assets as of December 31, 2020	$4,692,440	$1,098,687	$2,624,384

Investment income (loss):
Dividend distributions	—	20,467	37,068
Investment Expenses:
Mortality and expense risk and administrative charges	(38,843)	(9,717)	(20,813)

Net investment income (loss)	(38,843)	10,750	16,255

Increase (decrease) in net assets from operations:
Capital gain distributions	340,685	—	91,554
Realized capital gain (loss) on investments	204,803	51,852	46,576
Change in unrealized appreciation (depreciation)	510,467	189,949	203,522

Net gain (loss) on investments	1,055,955	241,801	341,652

Net increase (decrease) in net assets from operations	1,017,112	252,551	357,907

Contract owner transactions:
Variable annuity deposits	228,243	109,475	105,232
Terminations, withdrawals and annuity payments	(184,619)	(177,528)	(188,339)
Transfers between subaccounts, net	(303,768)	10,271	(50,801)
Maintenance charges and mortality adjustments	(25,503)	(3,584)	(17,067)

Increase (decrease) in net assets from contract transactions	(285,647)	(61,366)	(150,975)

Total increase (decrease) in net assets	731,465	191,185	206,932

Net assets as of December 31, 2021	$5,423,905	$1,289,872	$2,831,316

Investment income (loss):
Dividend distributions	—	23,455	37,974
Investment Expenses:
Mortality and expense risk and administrative charges	(32,688)	(9,214)	(17,658)

Net investment income (loss)	(32,688)	14,241	20,316

Increase (decrease) in net assets from operations:
Capital gain distributions	471,464	97,226	246,592
Realized capital gain (loss) on investments	38,836	30,401	(3,729)
Change in unrealized appreciation (depreciation)	(2,279,332)	(147,877)	(656,873)

Net gain (loss) on investments	(1,769,032)	(20,250)	(414,010)

Net increase (decrease) in net assets from operations	(1,801,720)	(6,009)	(393,694)

Contract owner transactions:
Variable annuity deposits	186,461	26,010	120,598
Terminations, withdrawals and annuity payments	(170,608)	(99,136)	(381,381)
Transfers between subaccounts, net	117,116	(834)	(127,271)
Maintenance charges and mortality adjustments	(19,592)	(4,175)	(14,028)

Increase (decrease) in net assets from contract transactions	113,377	(78,135)	(402,082)

Total increase (decrease) in net assets	(1,688,343)	(84,144)	(795,776)

Net assets as of December 31, 2022	$3,735,562	$1,205,728	$2,035,540

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	American Funds IS® Capital World Bond	American Funds IS® Global Growth	American Funds IS® Growth- Income
Net assets as of December 31, 2020	$148,323	$2,832,455	$1,237,720

Investment income (loss):
Dividend distributions	2,264	6,553	13,141
Investment Expenses:
Mortality and expense risk and administrative charges	(1,137)	(23,366)	(10,225)

Net investment income (loss)	1,127	(16,813)	2,916

Increase (decrease) in net assets from operations:
Capital gain distributions	4,180	150,432	13,473
Realized capital gain (loss) on investments	865	109,568	29,236
Change in unrealized appreciation (depreciation)	(14,913)	188,753	231,627

Net gain (loss) on investments	(9,868)	448,753	274,336

Net increase (decrease) in net assets from operations	(8,741)	431,940	277,252

Contract owner transactions:
Variable annuity deposits	20,505	231,042	73,329
Terminations, withdrawals and annuity payments	(4,655)	(157,866)	(62,593)
Transfers between subaccounts, net	(13,177)	(53,240)	(48,415)
Maintenance charges and mortality adjustments	(651)	(14,678)	(3,833)

Increase (decrease) in net assets from contract transactions	2,022	5,258	(41,512)

Total increase (decrease) in net assets	(6,719)	437,198	235,740

Net assets as of December 31, 2021	$141,604	$3,269,653	$1,473,460

Investment income (loss):
Dividend distributions	215	11,135	12,621
Investment Expenses:
Mortality and expense risk and administrative charges	(710)	(19,042)	(8,956)

Net investment income (loss)	(495)	(7,907)	3,665

Increase (decrease) in net assets from operations:
Capital gain distributions	1,688	287,717	119,589
Realized capital gain (loss) on investments	(12,936)	16,431	25,351
Change in unrealized appreciation (depreciation)	(13,141)	(1,141,753)	(399,336)

Net gain (loss) on investments	(24,389)	(837,605)	(254,396)

Net increase (decrease) in net assets from operations	(24,884)	(845,512)	(250,731)

Contract owner transactions:
Variable annuity deposits	50	150,771	14,095
Terminations, withdrawals and annuity payments	(33,111)	(234,161)	(146,344)
Transfers between subaccounts, net	(19,149)	52,089	16,093
Maintenance charges and mortality adjustments	(1,158)	(11,150)	(3,872)

Increase (decrease) in net assets from contract transactions	(53,368)	(42,451)	(120,028)

Total increase (decrease) in net assets	(78,252)	(887,963)	(370,759)

Net assets as of December 31, 2022	$63,352	$2,381,690	$1,102,701

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	American Funds IS® International	American Funds IS® New World	BlackRock Equity Dividend V.I.
Net assets as of December 31, 2020	$378,049	$150,074	$590,203

Investment income (loss):
Dividend distributions	8,423	1,251	8,810
Investment Expenses:
Mortality and expense risk and administrative charges	(2,834)	(1,330)	(5,176)

Net investment income (loss)	5,589	(79)	3,634

Increase (decrease) in net assets from operations:
Capital gain distributions	—	5,266	91,418
Realized capital gain (loss) on investments	5,815	7,217	6,698
Change in unrealized appreciation (depreciation)	(19,800)	(6,531)	15,075

Net gain (loss) on investments	(13,985)	5,952	113,191

Net increase (decrease) in net assets from operations	(8,396)	5,873	116,825

Contract owner transactions:
Variable annuity deposits	2,260	50,998	27,164
Terminations, withdrawals and annuity payments	(18,016)	(3,441)	(15,882)
Transfers between subaccounts, net	2,316	2,554	48,864
Maintenance charges and mortality adjustments	(729)	(379)	(1,754)

Increase (decrease) in net assets from contract transactions	(14,169)	49,732	58,392

Total increase (decrease) in net assets	(22,565)	55,605	175,217

Net assets as of December 31, 2021	$355,484	$205,679	$765,420

Investment income (loss):
Dividend distributions	4,274	1,864	11,508
Investment Expenses:
Mortality and expense risk and administrative charges	(2,128)	(1,277)	(5,845)

Net investment income (loss)	2,146	587	5,663

Increase (decrease) in net assets from operations:
Capital gain distributions	40,291	16,536	94,562
Realized capital gain (loss) on investments	(8,003)	(3,597)	(8,155)
Change in unrealized appreciation (depreciation)	(110,352)	(63,083)	(139,043)

Net gain (loss) on investments	(78,064)	(50,144)	(52,636)

Net increase (decrease) in net assets from operations	(75,918)	(49,557)	(46,973)

Contract owner transactions:
Variable annuity deposits	1,250	1,449	21,469
Terminations, withdrawals and annuity payments	(50,478)	(17,835)	(91,236)
Transfers between subaccounts, net	30,881	13,662	156,158
Maintenance charges and mortality adjustments	(652)	(409)	(1,916)

Increase (decrease) in net assets from contract transactions	(18,999)	(3,133)	84,475

Total increase (decrease) in net assets	(94,917)	(52,690)	37,502

Net assets as of December 31, 2022	$260,567	$152,989	$802,922

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	BlackRock Global Allocation V.I.	BlackRock High Yield V.I.	BNY Mellon IP MidCap Stock
Net assets as of December 31, 2020	$596,582	$304,600	$115,120

Investment income (loss):
Dividend distributions	4,491	13,024	572
Investment Expenses:
Mortality and expense risk and administrative charges	(4,157)	(2,294)	(917)

Net investment income (loss)	334	10,730	(345)

Increase (decrease) in net assets from operations:
Capital gain distributions	85,879	877	821
Realized capital gain (loss) on investments	22,681	1,645	4,630
Change in unrealized appreciation (depreciation)	(77,785)	(72)	22,200

Net gain (loss) on investments	30,775	2,450	27,651

Net increase (decrease) in net assets from operations	31,109	13,180	27,306

Contract owner transactions:
Variable annuity deposits	22,211	2,954	14,610
Terminations, withdrawals and annuity payments	(86,933)	(5,504)	(9,074)
Transfers between subaccounts, net	(49,320)	(4,576)	(17,897)
Maintenance charges and mortality adjustments	(3,099)	(757)	(335)

Increase (decrease) in net assets from contract transactions	(117,141)	(7,883)	(12,696)

Total increase (decrease) in net assets	(86,032)	5,297	14,610

Net assets as of December 31, 2021	$510,550	$309,897	$129,730

Investment income (loss):
Dividend distributions	—	12,009	489
Investment Expenses:
Mortality and expense risk and administrative charges	(3,063)	(1,817)	(763)

Net investment income (loss)	(3,063)	10,192	(274)

Increase (decrease) in net assets from operations:
Capital gain distributions	6,227	—	26,989
Realized capital gain (loss) on investments	(18,816)	(8,589)	(1,088)
Change in unrealized appreciation (depreciation)	(66,416)	(36,353)	(44,028)

Net gain (loss) on investments	(79,005)	(44,942)	(18,127)

Net increase (decrease) in net assets from operations	(82,068)	(34,750)	(18,401)

Contract owner transactions:
Variable annuity deposits	8,813	125	4,902
Terminations, withdrawals and annuity payments	(85,322)	(29,715)	(20,088)
Transfers between subaccounts, net	(6,901)	(57,807)	(2,053)
Maintenance charges and mortality adjustments	(2,245)	(865)	(274)

Increase (decrease) in net assets from contract transactions	(85,655)	(88,262)	(17,513)

Total increase (decrease) in net assets	(167,723)	(123,012)	(35,914)

Net assets as of December 31, 2022	$342,827	$186,885	$93,816

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	BNY Mellon IP Small Cap Stock Index	BNY Mellon IP Technology Growth	BNY Mellon VIF Appreciation
Net assets as of December 31, 2020	$848,912	$2,185,631	$272,673

Investment income (loss):
Dividend distributions	6,814	—	572
Investment Expenses:
Mortality and expense risk and administrative charges	(7,594)	(17,692)	(2,303)

Net investment income (loss)	(780)	(17,692)	(1,731)

Increase (decrease) in net assets from operations:
Capital gain distributions	13,953	313,357	26,747
Realized capital gain (loss) on investments	22,184	93,844	4,142
Change in unrealized appreciation (depreciation)	179,712	(136,331)	38,893

Net gain (loss) on investments	215,849	270,870	69,782

Net increase (decrease) in net assets from operations	215,069	253,178	68,051

Contract owner transactions:
Variable annuity deposits	30,817	16,048	10,660
Terminations, withdrawals and annuity payments	(18,866)	(39,787)	(497)
Transfers between subaccounts, net	(15,580)	(102,442)	15,792
Maintenance charges and mortality adjustments	(1,245)	(9,507)	(96)

Increase (decrease) in net assets from contract transactions	(4,874)	(135,688)	25,859

Total increase (decrease) in net assets	210,195	117,490	93,910

Net assets as of December 31, 2021	$1,059,107	$2,303,121	$366,583

Investment income (loss):
Dividend distributions	8,326	—	1,305
Investment Expenses:
Mortality and expense risk and administrative charges	(6,736)	(11,709)	(2,196)

Net investment income (loss)	1,590	(11,709)	(891)

Increase (decrease) in net assets from operations:
Capital gain distributions	111,495	168,533	88,111
Realized capital gain (loss) on investments	5,080	(21,399)	(41,242)
Change in unrealized appreciation (depreciation)	(299,005)	(1,210,338)	(110,374)

Net gain (loss) on investments	(182,430)	(1,063,204)	(63,505)

Net increase (decrease) in net assets from operations	(180,840)	(1,074,913)	(64,396)

Contract owner transactions:
Variable annuity deposits	12,901	11,788	4,704
Terminations, withdrawals and annuity payments	(47,902)	(71,433)	(31,118)
Transfers between subaccounts, net	(2,963)	43,996	23,084
Maintenance charges and mortality adjustments	(1,272)	(6,174)	(182)

Increase (decrease) in net assets from contract transactions	(39,236)	(21,823)	(3,512)

Total increase (decrease) in net assets	(220,076)	(1,096,736)	(67,908)

Net assets as of December 31, 2022	$839,031	$1,206,385	$298,675

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	ClearBridge Variable Aggressive Growth	ClearBridge Variable Small Cap Growth	Delaware Ivy VIP Asset Strategy
Net assets as of December 31, 2020	$1,367,760	$648,149	$132,701

Investment income (loss):
Dividend distributions	2,346	—	2,006
Investment Expenses:
Mortality and expense risk and administrative charges	(10,352)	(4,673)	(990)

Net investment income (loss)	(8,006)	(4,673)	1,016

Increase (decrease) in net assets from operations:
Capital gain distributions	342,053	68,674	13,046
Realized capital gain (loss) on investments	46,554	64,993	4,512
Change in unrealized appreciation (depreciation)	(256,567)	(57,336)	(6,240)

Net gain (loss) on investments	132,040	76,331	11,318

Net increase (decrease) in net assets from operations	124,034	71,658	12,334

Contract owner transactions:
Variable annuity deposits	10,694	8,411	2,450
Terminations, withdrawals and annuity payments	(174,315)	(93,000)	(22,074)
Transfers between subaccounts, net	(142,397)	(66,038)	2,054
Maintenance charges and mortality adjustments	(3,229)	(1,059)	(411)

Increase (decrease) in net assets from contract transactions	(309,247)	(151,686)	(17,981)

Total increase (decrease) in net assets	(185,213)	(80,028)	(5,647)

Net assets as of December 31, 2021	$1,182,547	$568,121	$127,054

Investment income (loss):
Dividend distributions	—	—	1,462
Investment Expenses:
Mortality and expense risk and administrative charges	(7,312)	(3,401)	(786)

Net investment income (loss)	(7,312)	(3,401)	676

Increase (decrease) in net assets from operations:
Capital gain distributions	118,532	9,341	7,918
Realized capital gain (loss) on investments	(86,148)	(2,012)	(2,692)
Change in unrealized appreciation (depreciation)	(348,744)	(174,905)	(25,852)

Net gain (loss) on investments	(316,360)	(167,576)	(20,626)

Net increase (decrease) in net assets from operations	(323,672)	(170,977)	(19,950)

Contract owner transactions:
Variable annuity deposits	9,470	6,934	2,340
Terminations, withdrawals and annuity payments	(46,811)	(15,412)	(23,351)
Transfers between subaccounts, net	(17,196)	45,801	3,153
Maintenance charges and mortality adjustments	(2,475)	(768)	(484)

Increase (decrease) in net assets from contract transactions	(57,012)	36,555	(18,342)

Total increase (decrease) in net assets	(380,684)	(134,422)	(38,292)

Net assets as of December 31, 2022	$801,863	$433,699	$88,762

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Fidelity® VIP Equity-Income	Fidelity® VIP Growth & Income	Fidelity® VIP Growth Opportunities
Net assets as of December 31, 2020	$608,539	$706,027	$1,887,852

Investment income (loss):
Dividend distributions	10,532	17,803	—
Investment Expenses:
Mortality and expense risk and administrative charges	(4,844)	(5,961)	(15,451)

Net investment income (loss)	5,688	11,842	(15,451)

Increase (decrease) in net assets from operations:
Capital gain distributions	72,662	37,364	174,888
Realized capital gain (loss) on investments	18,374	16,191	145,023
Change in unrealized appreciation (depreciation)	38,646	105,786	(102,341)

Net gain (loss) on investments	129,682	159,341	217,570

Net increase (decrease) in net assets from operations	135,370	171,183	202,119

Contract owner transactions:
Variable annuity deposits	21,446	72,326	59,594
Terminations, withdrawals and annuity payments	(52,766)	(7,058)	(44,017)
Transfers between subaccounts, net	(55,754)	(76,124)	(63,557)
Maintenance charges and mortality adjustments	(3,723)	(1,086)	(6,526)

Increase (decrease) in net assets from contract transactions	(90,797)	(11,942)	(54,506)

Total increase (decrease) in net assets	44,573	159,241	147,613

Net assets as of December 31, 2021	$653,112	$865,268	$2,035,465

Investment income (loss):
Dividend distributions	9,947	12,883	—
Investment Expenses:
Mortality and expense risk and administrative charges	(4,373)	(6,414)	(10,994)

Net investment income (loss)	5,574	6,469	(10,994)

Increase (decrease) in net assets from operations:
Capital gain distributions	19,927	17,838	290,104
Realized capital gain (loss) on investments	5,994	5,556	(11,918)
Change in unrealized appreciation (depreciation)	(71,190)	(79,596)	(1,054,696)

Net gain (loss) on investments	(45,269)	(56,202)	(776,510)

Net increase (decrease) in net assets from operations	(39,695)	(49,733)	(787,504)

Contract owner transactions:
Variable annuity deposits	6,364	61,577	19,493
Terminations, withdrawals and annuity payments	(76,216)	(17,299)	(55,680)
Transfers between subaccounts, net	25,936	3,274	16,429
Maintenance charges and mortality adjustments	(3,346)	(1,389)	(4,611)

Increase (decrease) in net assets from contract transactions	(47,262)	46,163	(24,369)

Total increase (decrease) in net assets	(86,957)	(3,570)	(811,873)

Net assets as of December 31, 2022	$566,155	$861,698	$1,223,592

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Fidelity® VIP High Income	Fidelity® VIP Overseas	Franklin Allocation VIP Fund
Net assets as of December 31, 2020	$749,790	$462,273	$408,852

Investment income (loss):
Dividend distributions	39,914	1,682	6,638
Investment Expenses:
Mortality and expense risk and administrative charges	(5,721)	(3,745)	(3,030)

Net investment income (loss)	34,193	(2,063)	3,608

Increase (decrease) in net assets from operations:
Capital gain distributions	—	38,350	—
Realized capital gain (loss) on investments	86	8,811	(7,322)
Change in unrealized appreciation (depreciation)	(8,080)	38,751	45,724

Net gain (loss) on investments	(7,994)	85,912	38,402

Net increase (decrease) in net assets from operations	26,199	83,849	42,010

Contract owner transactions:
Variable annuity deposits	110	1,567	1,212
Terminations, withdrawals and annuity payments	(12,680)	(11,934)	(92,417)
Transfers between subaccounts, net	4,077	8,175	2,139
Maintenance charges and mortality adjustments	(4,474)	(339)	(2,191)

Increase (decrease) in net assets from contract transactions	(12,967)	(2,531)	(91,257)

Total increase (decrease) in net assets	13,232	81,318	(49,247)

Net assets as of December 31, 2021	$763,022	$543,591	$359,605

Investment income (loss):
Dividend distributions	35,146	4,054	4,202
Investment Expenses:
Mortality and expense risk and administrative charges	(5,105)	(3,400)	(2,066)

Net investment income (loss)	30,041	654	2,136

Increase (decrease) in net assets from operations:
Capital gain distributions	—	3,895	26,483
Realized capital gain (loss) on investments	(5,024)	(48)	(18,942)
Change in unrealized appreciation (depreciation)	(118,207)	(137,682)	(67,214)

Net gain (loss) on investments	(123,231)	(133,835)	(59,673)

Net increase (decrease) in net assets from operations	(93,190)	(133,181)	(57,537)

Contract owner transactions:
Variable annuity deposits	92	43,695	1,000
Terminations, withdrawals and annuity payments	(3,735)	(41,301)	(57,809)
Transfers between subaccounts, net	(10,108)	42,693	(10,000)
Maintenance charges and mortality adjustments	(3,733)	(341)	(1,506)

Increase (decrease) in net assets from contract transactions	(17,484)	44,746	(68,315)

Total increase (decrease) in net assets	(110,674)	(88,435)	(125,852)

Net assets as of December 31, 2022	$652,348	$455,156	$233,753

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Franklin Income VIP Fund	Franklin Mutual Global Discovery VIP Fund	Franklin Small Cap Value VIP Fund
Net assets as of December 31, 2020	$591,689	$839,814	$232,173

Investment income (loss):
Dividend distributions	29,930	25,003	2,276
Investment Expenses:
Mortality and expense risk and administrative charges	(5,199)	(7,032)	(1,681)

Net investment income (loss)	24,731	17,971	595

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	6,026
Realized capital gain (loss) on investments	6,629	(2,455)	(264)
Change in unrealized appreciation (depreciation)	61,266	133,051	41,976

Net gain (loss) on investments	67,895	130,596	47,738

Net increase (decrease) in net assets from operations	92,626	148,567	48,333

Contract owner transactions:
Variable annuity deposits	68,591	16,955	1,061
Terminations, withdrawals and annuity payments	(106,635)	(13,706)	(14,984)
Transfers between subaccounts, net	8,851	(36,179)	(48,943)
Maintenance charges and mortality adjustments	(1,894)	(1,319)	(671)

Increase (decrease) in net assets from contract transactions	(31,087)	(34,249)	(63,537)

Total increase (decrease) in net assets	61,539	114,318	(15,204)

Net assets as of December 31, 2021	$653,228	$954,132	$216,969

Investment income (loss):
Dividend distributions	28,411	12,300	1,666
Investment Expenses:
Mortality and expense risk and administrative charges	(4,755)	(6,609)	(1,301)

Net investment income (loss)	23,656	5,691	365

Increase (decrease) in net assets from operations:
Capital gain distributions	11,532	73,551	31,435
Realized capital gain (loss) on investments	2,689	(4,063)	(4,280)
Change in unrealized appreciation (depreciation)	(77,095)	(125,590)	(50,617)

Net gain (loss) on investments	(62,874)	(56,102)	(23,462)

Net increase (decrease) in net assets from operations	(39,218)	(50,411)	(23,097)

Contract owner transactions:
Variable annuity deposits	4,234	16,124	798
Terminations, withdrawals and annuity payments	(52,758)	(83,263)	(30,142)
Transfers between subaccounts, net	(122)	3,964	(10,967)
Maintenance charges and mortality adjustments	(2,273)	(1,166)	(456)

Increase (decrease) in net assets from contract transactions	(50,919)	(64,341)	(40,767)

Total increase (decrease) in net assets	(90,137)	(114,752)	(63,864)

Net assets as of December 31, 2022	$563,091	$839,380	$153,105

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Franklin Strategic Income VIP Fund	Guggenheim VIF All Cap Value	Guggenheim VIF Alpha Opportunity
Net assets as of December 31, 2020	$114,210	$402,005	$63,951

Investment income (loss):
Dividend distributions	4,063	7,588	431
Investment Expenses:
Mortality and expense risk and administrative charges	(920)	(3,087)	(511)

Net investment income (loss)	3,143	4,501	(80)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	2,198	—
Realized capital gain (loss) on investments	(165)	41,697	(200)
Change in unrealized appreciation (depreciation)	(1,233)	44,131	8,640

Net gain (loss) on investments	(1,398)	88,026	8,440

Net increase (decrease) in net assets from operations	1,745	92,527	8,360

Contract owner transactions:
Variable annuity deposits	13,725	7,576	2,197
Terminations, withdrawals and annuity payments	(3,727)	(135,754)	(2,838)
Transfers between subaccounts, net	(4,225)	(49,482)	783
Maintenance charges and mortality adjustments	(590)	(1,126)	(105)

Increase (decrease) in net assets from contract transactions	5,183	(178,786)	37

Total increase (decrease) in net assets	6,928	(86,259)	8,397

Net assets as of December 31, 2021	$121,138	$315,746	$72,348

Investment income (loss):
Dividend distributions	4,813	3,218	266
Investment Expenses:
Mortality and expense risk and administrative charges	(808)	(2,178)	(501)

Net investment income (loss)	4,005	1,040	(235)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	29,959	—
Realized capital gain (loss) on investments	(4,336)	10,935	(273)
Change in unrealized appreciation (depreciation)	(13,941)	(47,963)	(6,164)

Net gain (loss) on investments	(18,277)	(7,069)	(6,437)

Net increase (decrease) in net assets from operations	(14,272)	(6,029)	(6,672)

Contract owner transactions:
Variable annuity deposits	4,050	70	2,395
Terminations, withdrawals and annuity payments	(9,819)	(51,340)	(1,462)
Transfers between subaccounts, net	(9,397)	(5,212)	(1,030)
Maintenance charges and mortality adjustments	(711)	(1,072)	(81)

Increase (decrease) in net assets from contract transactions	(15,877)	(57,554)	(178)

Total increase (decrease) in net assets	(30,149)	(63,583)	(6,850)

Net assets as of December 31, 2022	$90,989	$252,163	$65,498

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Guggenheim VIF Floating Rate Strategies	Guggenheim VIF Global Managed Futures Strategy	Guggenheim VIF High Yield
Net assets as of December 31, 2020	$1,214,268	$66,418	$885,812

Investment income (loss):
Dividend distributions	30,002	—	46,304
Investment Expenses:
Mortality and expense risk and administrative charges	(9,133)	(505)	(7,345)

Net investment income (loss)	20,869	(505)	38,959

Increase (decrease) in net assets from operations:
Capital gain distributions	—	840	—
Realized capital gain (loss) on investments	(2,291)	(24)	(1,017)
Change in unrealized appreciation (depreciation)	2,278	(75)	2,850

Net gain (loss) on investments	(13)	741	1,833

Net increase (decrease) in net assets from operations	20,856	236	40,792

Contract owner transactions:
Variable annuity deposits	20,902	163	93
Terminations, withdrawals and annuity payments	(24,972)	(3,033)	(84,780)
Transfers between subaccounts, net	3,552	—	88,070
Maintenance charges and mortality adjustments	(6,874)	(332)	(1,999)

Increase (decrease) in net assets from contract transactions	(7,392)	(3,202)	1,384

Total increase (decrease) in net assets	13,464	(2,966)	42,176

Net assets as of December 31, 2021	$1,227,732	$63,452	$927,988

Investment income (loss):
Dividend distributions	27,333	1,684	51,737
Investment Expenses:
Mortality and expense risk and administrative charges	(8,846)	(529)	(6,281)

Net investment income (loss)	18,487	1,155	45,456

Increase (decrease) in net assets from operations:
Capital gain distributions	—	333	—
Realized capital gain (loss) on investments	(3,986)	47	(13,064)
Change in unrealized appreciation (depreciation)	(33,677)	5,099	(125,570)

Net gain (loss) on investments	(37,663)	5,479	(138,634)

Net increase (decrease) in net assets from operations	(19,176)	6,634	(93,178)

Contract owner transactions:
Variable annuity deposits	4,843	112	91
Terminations, withdrawals and annuity payments	(20,161)	(95)	(71,352)
Transfers between subaccounts, net	(11,512)	—	(21,660)
Maintenance charges and mortality adjustments	(6,361)	(350)	(1,697)

Increase (decrease) in net assets from contract transactions	(33,191)	(333)	(94,618)

Total increase (decrease) in net assets	(52,367)	6,301	(187,796)

Net assets as of December 31, 2022	$1,175,365	$69,753	$740,192

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Guggenheim VIF Large Cap Value	Guggenheim VIF Long Short Equity	Guggenheim VIF Managed Asset Allocation
Net assets as of December 31, 2020	$784,893	$78,667	$577,725

Investment income (loss):
Dividend distributions	14,918	539	4,673
Investment Expenses:
Mortality and expense risk and administrative charges	(5,844)	(694)	(4,761)

Net investment income (loss)	9,074	(155)	(88)

Increase (decrease) in net assets from operations:
Capital gain distributions	40	—	44,651
Realized capital gain (loss) on investments	48,637	1,604	11,869
Change in unrealized appreciation (depreciation)	120,746	16,180	10,577

Net gain (loss) on investments	169,423	17,784	67,097

Net increase (decrease) in net assets from operations	178,497	17,629	67,009

Contract owner transactions:
Variable annuity deposits	41,501	8,149	52,706
Terminations, withdrawals and annuity payments	(133,714)	(5,201)	(56,350)
Transfers between subaccounts, net	(122,347)	1,332	46,551
Maintenance charges and mortality adjustments	(1,372)	(541)	(3,039)

Increase (decrease) in net assets from contract transactions	(215,932)	3,739	39,868

Total increase (decrease) in net assets	(37,435)	21,368	106,877

Net assets as of December 31, 2021	$747,458	$100,035	$684,602

Investment income (loss):
Dividend distributions	8,519	358	4,359
Investment Expenses:
Mortality and expense risk and administrative charges	(5,155)	(574)	(4,061)

Net investment income (loss)	3,364	(216)	298

Increase (decrease) in net assets from operations:
Capital gain distributions	59,419	—	50,816
Realized capital gain (loss) on investments	21,094	938	5,956
Change in unrealized appreciation (depreciation)	(96,196)	(15,159)	(166,774)

Net gain (loss) on investments	(15,683)	(14,221)	(110,002)

Net increase (decrease) in net assets from operations	(12,319)	(14,437)	(109,704)

Contract owner transactions:
Variable annuity deposits	2,769	—	9,417
Terminations, withdrawals and annuity payments	(68,018)	(12,359)	(65,264)
Transfers between subaccounts, net	(17,502)	(8,530)	(25,537)
Maintenance charges and mortality adjustments	(587)	(470)	(2,421)

Increase (decrease) in net assets from contract transactions	(83,338)	(21,359)	(83,805)

Total increase (decrease) in net assets	(95,657)	(35,796)	(193,509)

Net assets as of December 31, 2022	$651,801	$64,239	$491,093

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Guggenheim VIF Multi-Hedge Strategies	Guggenheim VIF Small Cap Value	Guggenheim VIF SMid Cap Value
Net assets as of December 31, 2020	$50,843	$402,799	$1,297,421

Investment income (loss):
Dividend distributions	—	2,897	22,089
Investment Expenses:
Mortality and expense risk and administrative charges	(489)	(3,128)	(10,124)

Net investment income (loss)	(489)	(231)	11,965

Increase (decrease) in net assets from operations:
Capital gain distributions	1,413	—	—
Realized capital gain (loss) on investments	487	17,807	85,217
Change in unrealized appreciation (depreciation)	2,354	79,786	181,308

Net gain (loss) on investments	4,254	97,593	266,525

Net increase (decrease) in net assets from operations	3,765	97,362	278,490

Contract owner transactions:
Variable annuity deposits	2,100	53,259	60,440
Terminations, withdrawals and annuity payments	(784)	(146,678)	(229,736)
Transfers between subaccounts, net	675	(11,051)	(155,900)
Maintenance charges and mortality adjustments	(204)	(1,550)	(2,410)

Increase (decrease) in net assets from contract transactions	1,787	(106,020)	(327,606)

Total increase (decrease) in net assets	5,552	(8,658)	(49,116)

Net assets as of December 31, 2021	$56,395	$394,141	$1,248,305

Investment income (loss):
Dividend distributions	649	2,364	10,170
Investment Expenses:
Mortality and expense risk and administrative charges	(474)	(2,726)	(8,826)

Net investment income (loss)	175	(362)	1,344

Increase (decrease) in net assets from operations:
Capital gain distributions	563	17,044	126,883
Realized capital gain (loss) on investments	63	6,028	20,930
Change in unrealized appreciation (depreciation)	(3,368)	(40,411)	(182,122)

Net gain (loss) on investments	(2,742)	(17,339)	(34,309)

Net increase (decrease) in net assets from operations	(2,567)	(17,701)	(32,965)

Contract owner transactions:
Variable annuity deposits	2,000	7,418	22,908
Terminations, withdrawals and annuity payments	(934)	(53,481)	(71,282)
Transfers between subaccounts, net	32,387	46,611	(45,238)
Maintenance charges and mortality adjustments	(216)	(1,165)	(2,386)

Increase (decrease) in net assets from contract transactions	33,237	(617)	(95,998)

Total increase (decrease) in net assets	30,670	(18,318)	(128,963)

Net assets as of December 31, 2022	$87,065	$375,823	$1,119,342

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Guggenheim VIF StylePlus Large Core	Guggenheim VIF StylePlus Large Growth	Guggenheim VIF StylePlus Mid Growth
Net assets as of December 31, 2020	$533,620	$261,453	$2,800,475

Investment income (loss):
Dividend distributions	4,276	1,817	15,632
Investment Expenses:
Mortality and expense risk and administrative charges	(4,700)	(2,429)	(22,980)

Net investment income (loss)	(424)	(612)	(7,348)

Increase (decrease) in net assets from operations:
Capital gain distributions	59,578	62,710	408,805
Realized capital gain (loss) on investments	26,420	7,664	76,815
Change in unrealized appreciation (depreciation)	55,026	6,187	(113,434)

Net gain (loss) on investments	141,024	76,561	372,186

Net increase (decrease) in net assets from operations	140,600	75,949	364,838

Contract owner transactions:
Variable annuity deposits	34,143	54,601	197,780
Terminations, withdrawals and annuity payments	(34,747)	(14,337)	(182,669)
Transfers between subaccounts, net	(39,375)	8,647	(66,004)
Maintenance charges and mortality adjustments	(1,157)	(1,009)	(13,660)

Increase (decrease) in net assets from contract transactions	(41,136)	47,902	(64,553)

Total increase (decrease) in net assets	99,464	123,851	300,285

Net assets as of December 31, 2021	$633,084	$385,304	$3,100,760

Investment income (loss):
Dividend distributions	2,955	1,124	9,320
Investment Expenses:
Mortality and expense risk and administrative charges	(4,279)	(2,066)	(18,956)

Net investment income (loss)	(1,324)	(942)	(9,636)

Increase (decrease) in net assets from operations:
Capital gain distributions	140,047	63,617	675,023
Realized capital gain (loss) on investments	4,060	2,335	(44,904)
Change in unrealized appreciation (depreciation)	(277,266)	(178,266)	(1,519,198)

Net gain (loss) on investments	(133,159)	(112,314)	(889,079)

Net increase (decrease) in net assets from operations	(134,483)	(113,256)	(898,715)

Contract owner transactions:
Variable annuity deposits	12,791	474	151,095
Terminations, withdrawals and annuity payments	(49,898)	(26,154)	(162,443)
Transfers between subaccounts, net	17,072	(15,787)	107,753
Maintenance charges and mortality adjustments	(1,115)	(1,101)	(9,719)

Increase (decrease) in net assets from contract transactions	(21,150)	(42,568)	86,686

Total increase (decrease) in net assets	(155,633)	(155,824)	(812,029)

Net assets as of December 31, 2022	$477,451	$229,480	$2,288,731

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Guggenheim VIF StylePlus Small Growth	Guggenheim VIF Total Return Bond	Guggenheim VIF World Equity Income
Net assets as of December 31, 2020	$1,290,992	$2,113,959	$745,184

Investment income (loss):
Dividend distributions	5,356	35,057	10,488
Investment Expenses:
Mortality and expense risk and administrative charges	(10,293)	(15,471)	(5,578)

Net investment income (loss)	(4,937)	19,586	4,910

Increase (decrease) in net assets from operations:
Capital gain distributions	46,307	57,126	—
Realized capital gain (loss) on investments	19,131	15,950	50,534
Change in unrealized appreciation (depreciation)	11,660	(116,511)	86,502

Net gain (loss) on investments	77,098	(43,435)	137,036

Net increase (decrease) in net assets from operations	72,161	(23,849)	141,946

Contract owner transactions:
Variable annuity deposits	2,898	65,064	8,444
Terminations, withdrawals and annuity payments	(14,304)	(113,660)	(133,671)
Transfers between subaccounts, net	(53,419)	10,156	(10,837)
Maintenance charges and mortality adjustments	(7,476)	(10,459)	(1,960)

Increase (decrease) in net assets from contract transactions	(72,301)	(48,899)	(138,024)

Total increase (decrease) in net assets	(140)	(72,748)	3,922

Net assets as of December 31, 2021	$1,290,852	$2,041,211	$749,106

Investment income (loss):
Dividend distributions	3,137	52,458	13,510
Investment Expenses:
Mortality and expense risk and administrative charges	(7,582)	(13,006)	(4,703)

Net investment income (loss)	(4,445)	39,452	8,807

Increase (decrease) in net assets from operations:
Capital gain distributions	328,141	4,141	125,741
Realized capital gain (loss) on investments	(1,713)	(12,840)	26,217
Change in unrealized appreciation (depreciation)	(671,107)	(364,422)	(228,894)

Net gain (loss) on investments	(344,679)	(373,121)	(76,936)

Net increase (decrease) in net assets from operations	(349,124)	(333,669)	(68,129)

Contract owner transactions:
Variable annuity deposits	1,832	7,102	342
Terminations, withdrawals and annuity payments	(10,894)	(110,679)	(98,490)
Transfers between subaccounts, net	5,013	(35,006)	14,880
Maintenance charges and mortality adjustments	(5,207)	(9,272)	(1,708)

Increase (decrease) in net assets from contract transactions	(9,256)	(147,855)	(84,976)

Total increase (decrease) in net assets	(358,380)	(481,524)	(153,105)

Net assets as of December 31, 2022	$932,472	$1,559,687	$596,001

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Invesco V.I. American Value	Invesco V.I. Comstock	Invesco V.I. Core Bond (b)
Net assets as of December 31, 2020	$—	$255,085	$415,327

Investment income (loss):
Dividend distributions	189	4,211	4,104
Investment Expenses:
Mortality and expense risk and administrative charges	(1,229)	(2,089)	(2,405)

Net investment income (loss)	(1,040)	2,122	1,699

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	8,488
Realized capital gain (loss) on investments	136,471	6,199	1,191
Change in unrealized appreciation (depreciation)	326	65,997	(18,914)

Net gain (loss) on investments	136,797	72,196	(9,235)

Net increase (decrease) in net assets from operations	135,757	74,318	(7,536)

Contract owner transactions:
Variable annuity deposits	—	—	10,709
Terminations, withdrawals and annuity payments	—	(20,201)	(27,957)
Transfers between subaccounts, net	(128,453)	(31,201)	(166,815)
Maintenance charges and mortality adjustments	(16)	(776)	(596)

Increase (decrease) in net assets from contract transactions	(128,469)	(52,178)	(184,659)

Total increase (decrease) in net assets	7,288	22,140	(192,195)

Net assets as of December 31, 2021	$7,288	$277,225	$223,132

Investment income (loss):
Dividend distributions	597	3,211	5,649
Investment Expenses:
Mortality and expense risk and administrative charges	(367)	(1,921)	(521)

Net investment income (loss)	230	1,290	5,128

Increase (decrease) in net assets from operations:
Capital gain distributions	24,199	7,321	—
Realized capital gain (loss) on investments	(86)	11,888	(41,758)
Change in unrealized appreciation (depreciation)	(19,660)	(23,201)	14,176

Net gain (loss) on investments	4,453	(3,992)	(27,582)

Net increase (decrease) in net assets from operations	4,683	(2,702)	(22,454)

Contract owner transactions:
Variable annuity deposits	—	—	8
Terminations, withdrawals and annuity payments	(168)	(33,839)	(4,061)
Transfers between subaccounts, net	118,984	(7,635)	(196,502)
Maintenance charges and mortality adjustments	(280)	(304)	(123)

Increase (decrease) in net assets from contract transactions	118,536	(41,778)	(200,678)

Total increase (decrease) in net assets	123,219	(44,480)	(223,132)

Net assets as of December 31, 2022	$130,507	$232,745	$—

(b)	Merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Invesco V.I. Core Plus Bond (b)	Invesco V.I. Discovery Mid Cap Growth	Invesco V.I. Equity and Income
Net assets as of December 31, 2020	$—	$390,158	$970,057

Investment income (loss):
Dividend distributions	—	—	17,880
Investment Expenses:
Mortality and expense risk and administrative charges	—	(3,148)	(7,767)

Net investment income (loss)	—	(3,148)	10,113

Increase (decrease) in net assets from operations:
Capital gain distributions	—	51,051	10,673
Realized capital gain (loss) on investments	—	18,685	26,458
Change in unrealized appreciation (depreciation)	—	1,283	115,510

Net gain (loss) on investments	—	71,019	152,641

Net increase (decrease) in net assets from operations	—	67,871	162,754

Contract owner transactions:
Variable annuity deposits	—	43,483	68,275
Terminations, withdrawals and annuity payments	—	(30,631)	(151,199)
Transfers between subaccounts, net	—	(13,513)	57,818
Maintenance charges and mortality adjustments	—	(636)	(4,157)

Increase (decrease) in net assets from contract transactions	—	(1,297)	(29,263)

Total increase (decrease) in net assets	—	66,574	133,491

Net assets as of December 31, 2021	$—	$456,732	$1,103,548

Investment income (loss):
Dividend distributions	1,257	—	11,335
Investment Expenses:
Mortality and expense risk and administrative charges	(1,015)	(2,531)	(6,683)

Net investment income (loss)	242	(2,531)	4,652

Increase (decrease) in net assets from operations:
Capital gain distributions	139	103,207	104,592
Realized capital gain (loss) on investments	(790)	2,149	24,720
Change in unrealized appreciation (depreciation)	(11,767)	(243,428)	(222,756)

Net gain (loss) on investments	(12,418)	(138,072)	(93,444)

Net increase (decrease) in net assets from operations	(12,176)	(140,603)	(88,792)

Contract owner transactions:
Variable annuity deposits	—	21,664	41,615
Terminations, withdrawals and annuity payments	(14,032)	(38,043)	(231,658)
Transfers between subaccounts, net	240,995	14,297	(63,403)
Maintenance charges and mortality adjustments	(416)	(495)	(3,737)

Increase (decrease) in net assets from contract transactions	226,547	(2,577)	(257,183)

Total increase (decrease) in net assets	214,371	(143,180)	(345,975)

Net assets as of December 31, 2022	$214,371	$313,552	$757,573

(b)	Merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Invesco V.I. EVQ International Equity Fund (a)	Invesco V.I. Global	Invesco V.I. Global Real Estate
Net assets as of December 31, 2020	$494,373	$777,416	$572,423

Investment income (loss):
Dividend distributions	5,057	—	16,725
Investment Expenses:
Mortality and expense risk and administrative charges	(4,011)	(6,050)	(4,616)

Net investment income (loss)	1,046	(6,050)	12,109

Increase (decrease) in net assets from operations:
Capital gain distributions	32,582	42,105	—
Realized capital gain (loss) on investments	20,081	37,261	293
Change in unrealized appreciation (depreciation)	(30,677)	33,569	123,466

Net gain (loss) on investments	21,986	112,935	123,759

Net increase (decrease) in net assets from operations	23,032	106,885	135,868

Contract owner transactions:
Variable annuity deposits	15,995	201	20,061
Terminations, withdrawals and annuity payments	(47,585)	(31,847)	(41,093)
Transfers between subaccounts, net	(12,697)	(107,148)	(22,208)
Maintenance charges and mortality adjustments	(1,900)	(4,118)	(1,534)

Increase (decrease) in net assets from contract transactions	(46,187)	(142,912)	(44,774)

Total increase (decrease) in net assets	(23,155)	(36,027)	91,094

Net assets as of December 31, 2021	$471,218	$741,389	$663,517

Investment income (loss):
Dividend distributions	4,645	—	14,834
Investment Expenses:
Mortality and expense risk and administrative charges	(2,867)	(4,088)	(3,948)

Net investment income (loss)	1,778	(4,088)	10,886

Increase (decrease) in net assets from operations:
Capital gain distributions	36,337	95,890	—
Realized capital gain (loss) on investments	(3,499)	1,718	(4,136)
Change in unrealized appreciation (depreciation)	(120,034)	(331,317)	(167,099)

Net gain (loss) on investments	(87,196)	(233,709)	(171,235)

Net increase (decrease) in net assets from operations	(85,418)	(237,797)	(160,349)

Contract owner transactions:
Variable annuity deposits	4,640	122	7,177
Terminations, withdrawals and annuity payments	(68,133)	(30,383)	(65,047)
Transfers between subaccounts, net	(9,330)	16,827	8,331
Maintenance charges and mortality adjustments	(1,380)	(2,683)	(1,321)

Increase (decrease) in net assets from contract transactions	(74,203)	(16,117)	(50,860)

Total increase (decrease) in net assets	(159,621)	(253,914)	(211,209)

Net assets as of December 31, 2022	$311,597	$487,475	$452,308

(a)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Invesco V.I. Government Money Market	Invesco V.I. Government Securities	Invesco V.I. Health Care
Net assets as of December 31, 2020	$1,022,249	$848,396	$367,420

Investment income (loss):
Dividend distributions	69	18,223	472
Investment Expenses:
Mortality and expense risk and administrative charges	(7,460)	(6,372)	(2,260)

Net investment income (loss)	(7,391)	11,851	(1,788)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	24,529
Realized capital gain (loss) on investments	—	595	33,946
Change in unrealized appreciation (depreciation)	—	(39,310)	(27,450)

Net gain (loss) on investments	—	(38,715)	31,025

Net increase (decrease) in net assets from operations	(7,391)	(26,864)	29,237

Contract owner transactions:
Variable annuity deposits	57,420	8,565	8,494
Terminations, withdrawals and annuity payments	(362,477)	(120,687)	(158,392)
Transfers between subaccounts, net	215,091	84,761	1,331
Maintenance charges and mortality adjustments	(4,207)	(1,273)	(388)

Increase (decrease) in net assets from contract transactions	(94,173)	(28,634)	(148,955)

Total increase (decrease) in net assets	(101,564)	(55,498)	(119,718)

Net assets as of December 31, 2021	$920,685	$792,898	$247,702

Investment income (loss):
Dividend distributions	9,956	11,514	—
Investment Expenses:
Mortality and expense risk and administrative charges	(6,990)	(5,219)	(1,753)

Net investment income (loss)	2,966	6,295	(1,753)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	29,313
Realized capital gain (loss) on investments	—	(17,250)	(539)
Change in unrealized appreciation (depreciation)	—	(76,009)	(62,059)

Net gain (loss) on investments	—	(93,259)	(33,285)

Net increase (decrease) in net assets from operations	2,966	(86,964)	(35,038)

Contract owner transactions:
Variable annuity deposits	590	4,565	3,475
Terminations, withdrawals and annuity payments	(247,683)	(118,961)	(3,238)
Transfers between subaccounts, net	46,349	7,765	12,863
Maintenance charges and mortality adjustments	(3,544)	(991)	(161)

Increase (decrease) in net assets from contract transactions	(204,288)	(107,622)	12,939

Total increase (decrease) in net assets	(201,322)	(194,586)	(22,099)

Net assets as of December 31, 2022	$719,363	$598,312	$225,603

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Invesco V.I. Main Street Mid Cap Fund®	Invesco V.I. Main Street Small Cap Fund®	Janus Henderson VIT Enterprise
Net assets as of December 31, 2020	$93,728	$241,724	$2,196,653

Investment income (loss):
Dividend distributions	267	424	5,643
Investment Expenses:
Mortality and expense risk and administrative charges	(788)	(2,010)	(17,526)

Net investment income (loss)	(521)	(1,586)	(11,883)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	14,821	212,875
Realized capital gain (loss) on investments	115	23,535	40,138
Change in unrealized appreciation (depreciation)	20,864	12,733	94,357

Net gain (loss) on investments	20,979	51,089	347,370

Net increase (decrease) in net assets from operations	20,458	49,503	335,487

Contract owner transactions:
Variable annuity deposits	—	15,103	7,285
Terminations, withdrawals and annuity payments	(4,500)	(56,386)	(54,161)
Transfers between subaccounts, net	1,945	(37,796)	(25,082)
Maintenance charges and mortality adjustments	(180)	(638)	(11,378)

Increase (decrease) in net assets from contract transactions	(2,735)	(79,717)	(83,336)

Total increase (decrease) in net assets	17,723	(30,214)	252,151

Net assets as of December 31, 2021	$111,451	$211,510	$2,448,804

Investment income (loss):
Dividend distributions	62	478	1,690
Investment Expenses:
Mortality and expense risk and administrative charges	(702)	(1,490)	(15,582)

Net investment income (loss)	(640)	(1,012)	(13,892)

Increase (decrease) in net assets from operations:
Capital gain distributions	19,086	22,397	369,935
Realized capital gain (loss) on investments	(2,688)	253	(5,323)
Change in unrealized appreciation (depreciation)	(33,004)	(57,415)	(761,240)

Net gain (loss) on investments	(16,606)	(34,765)	(396,628)

Net increase (decrease) in net assets from operations	(17,246)	(35,777)	(410,520)

Contract owner transactions:
Variable annuity deposits	1	19,682	11,481
Terminations, withdrawals and annuity payments	(3,991)	(25,702)	(61,532)
Transfers between subaccounts, net	(7,342)	541	(37,047)
Maintenance charges and mortality adjustments	(142)	(792)	(9,812)

Increase (decrease) in net assets from contract transactions	(11,474)	(6,271)	(96,910)

Total increase (decrease) in net assets	(28,720)	(42,048)	(507,430)

Net assets as of December 31, 2022	$82,731	$169,462	$1,941,374

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Janus Henderson VIT Research	JPMorgan Insurance Trust Core Bond Portfolio	Lord Abbett Series Bond-Debenture VC
Net assets as of December 31, 2020	$989,918	$165,502	$219,477

Investment income (loss):
Dividend distributions	174	2,726	8,577
Investment Expenses:
Mortality and expense risk and administrative charges	(7,942)	(1,656)	(1,783)

Net investment income (loss)	(7,768)	1,070	6,794

Increase (decrease) in net assets from operations:
Capital gain distributions	55,336	2,224	4,538
Realized capital gain (loss) on investments	46,775	703	849
Change in unrealized appreciation (depreciation)	89,299	(10,071)	(7,337)

Net gain (loss) on investments	191,410	(7,144)	(1,950)

Net increase (decrease) in net assets from operations	183,642	(6,074)	4,844

Contract owner transactions:
Variable annuity deposits	15,027	860	32,970
Terminations, withdrawals and annuity payments	(62,338)	(5,347)	(20,683)
Transfers between subaccounts, net	(67,878)	140,369	47,920
Maintenance charges and mortality adjustments	(3,202)	(662)	(1,496)

Increase (decrease) in net assets from contract transactions	(118,391)	135,220	58,711

Total increase (decrease) in net assets	65,251	129,146	63,555

Net assets as of December 31, 2021	$1,055,169	$294,648	$283,032

Investment income (loss):
Dividend distributions	—	4,282	9,341
Investment Expenses:
Mortality and expense risk and administrative charges	(6,266)	(1,388)	(1,590)

Net investment income (loss)	(6,266)	2,894	7,751

Increase (decrease) in net assets from operations:
Capital gain distributions	154,994	1,293	575
Realized capital gain (loss) on investments	453	(19,468)	(2,913)
Change in unrealized appreciation (depreciation)	(474,768)	(19,008)	(38,116)

Net gain (loss) on investments	(319,321)	(37,183)	(40,454)

Net increase (decrease) in net assets from operations	(325,587)	(34,289)	(32,703)

Contract owner transactions:
Variable annuity deposits	16,399	300	975
Terminations, withdrawals and annuity payments	(9,884)	(109,808)	(19,925)
Transfers between subaccounts, net	25,151	(43,165)	(30,126)
Maintenance charges and mortality adjustments	(1,734)	(1,635)	(1,360)

Increase (decrease) in net assets from contract transactions	29,932	(154,308)	(50,436)

Total increase (decrease) in net assets	(295,655)	(188,597)	(83,139)

Net assets as of December 31, 2022	$759,514	$106,051	$199,893

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Lord Abbett Series Developing Growth VC	MFS® VIT II Research International	MFS® VIT Total Return
Net assets as of December 31, 2020	$269,271	$369,446	$1,064,096

Investment income (loss):
Dividend distributions	—	1,980	16,249
Investment Expenses:
Mortality and expense risk and administrative charges	(2,650)	(2,526)	(7,750)

Net investment income (loss)	(2,650)	(546)	8,499

Increase (decrease) in net assets from operations:
Capital gain distributions	87,772	14,243	49,284
Realized capital gain (loss) on investments	4,500	21,571	44,705
Change in unrealized appreciation (depreciation)	(105,278)	(1,618)	22,355

Net gain (loss) on investments	(13,006)	34,196	116,344

Net increase (decrease) in net assets from operations	(15,656)	33,650	124,843

Contract owner transactions:
Variable annuity deposits	5,497	4,500	35,120
Terminations, withdrawals and annuity payments	(1,572)	(22,710)	(193,931)
Transfers between subaccounts, net	95,433	(82,399)	(23,565)
Maintenance charges and mortality adjustments	(70)	(1,418)	(2,671)

Increase (decrease) in net assets from contract transactions	99,288	(102,027)	(185,047)

Total increase (decrease) in net assets	83,632	(68,377)	(60,204)

Net assets as of December 31, 2021	$352,903	$301,069	$1,003,892

Investment income (loss):
Dividend distributions	—	4,131	13,364
Investment Expenses:
Mortality and expense risk and administrative charges	(1,620)	(1,867)	(6,642)

Net investment income (loss)	(1,620)	2,264	6,722

Increase (decrease) in net assets from operations:
Capital gain distributions	—	5,784	79,477
Realized capital gain (loss) on investments	(33,003)	696	2,045
Change in unrealized appreciation (depreciation)	(84,621)	(63,797)	(193,698)

Net gain (loss) on investments	(117,624)	(57,317)	(112,176)

Net increase (decrease) in net assets from operations	(119,244)	(55,053)	(105,454)

Contract owner transactions:
Variable annuity deposits	2,836	4,736	8,476
Terminations, withdrawals and annuity payments	(3,132)	(7,768)	(89,584)
Transfers between subaccounts, net	(46,311)	(2,349)	5,624
Maintenance charges and mortality adjustments	(15)	(1,041)	(1,982)

Increase (decrease) in net assets from contract transactions	(46,622)	(6,422)	(77,466)

Total increase (decrease) in net assets	(165,866)	(61,475)	(182,920)

Net assets as of December 31, 2022	$187,037	$239,594	$820,972

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	MFS® VIT Utilities	Morgan Stanley VIF Emerging Markets Equity	Morningstar Aggressive Growth ETF Asset Allocation Portfolio
Net assets as of December 31, 2020	$656,606	$411,975	$208,300

Investment income (loss):
Dividend distributions	10,413	3,590	2,356
Investment Expenses:
Mortality and expense risk and administrative charges	(5,274)	(3,341)	(1,813)

Net investment income (loss)	5,139	249	543

Increase (decrease) in net assets from operations:
Capital gain distributions	23,471	—	4,668
Realized capital gain (loss) on investments	8,909	9,173	7,331
Change in unrealized appreciation (depreciation)	46,956	(1,658)	25,174

Net gain (loss) on investments	79,336	7,515	37,173

Net increase (decrease) in net assets from operations	84,475	7,764	37,716

Contract owner transactions:
Variable annuity deposits	22,400	4,572	15,565
Terminations, withdrawals and annuity payments	(23,512)	(7,431)	(1,004)
Transfers between subaccounts, net	5,523	(3,272)	(37,288)
Maintenance charges and mortality adjustments	(1,895)	(289)	(537)

Increase (decrease) in net assets from contract transactions	2,516	(6,420)	(23,264)

Total increase (decrease) in net assets	86,991	1,344	14,452

Net assets as of December 31, 2021	$743,597	$413,319	$222,752

Investment income (loss):
Dividend distributions	15,472	1,178	2,998
Investment Expenses:
Mortality and expense risk and administrative charges	(5,433)	(2,398)	(1,483)

Net investment income (loss)	10,039	(1,220)	1,515

Increase (decrease) in net assets from operations:
Capital gain distributions	27,205	33,663	7,079
Realized capital gain (loss) on investments	15,052	(11,679)	310
Change in unrealized appreciation (depreciation)	(56,755)	(127,976)	(39,567)

Net gain (loss) on investments	(14,498)	(105,992)	(32,178)

Net increase (decrease) in net assets from operations	(4,459)	(107,212)	(30,663)

Contract owner transactions:
Variable annuity deposits	15,942	3,567	1,237
Terminations, withdrawals and annuity payments	(49,790)	(13,335)	(1,384)
Transfers between subaccounts, net	(35,403)	2,652	185
Maintenance charges and mortality adjustments	(1,900)	(186)	(506)

Increase (decrease) in net assets from contract transactions	(71,151)	(7,302)	(468)

Total increase (decrease) in net assets	(75,610)	(114,514)	(31,131)

Net assets as of December 31, 2022	$667,987	$298,805	$191,621

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Morningstar Balanced ETF Asset Allocation Portfolio	Morningstar Conservative ETF Asset Allocation Portfolio	Morningstar Growth ETF Asset Allocation Portfolio
Net assets as of December 31, 2020	$399,397	$175,925	$335,227

Investment income (loss):
Dividend distributions	5,140	1,823	2,793
Investment Expenses:
Mortality and expense risk and administrative charges	(3,092)	(1,168)	(2,606)

Net investment income (loss)	2,048	655	187

Increase (decrease) in net assets from operations:
Capital gain distributions	14,875	3,458	8,039
Realized capital gain (loss) on investments	4,754	6,945	17,261
Change in unrealized appreciation (depreciation)	17,514	(8,265)	18,009

Net gain (loss) on investments	37,143	2,138	43,309

Net increase (decrease) in net assets from operations	39,191	2,793	43,496

Contract owner transactions:
Variable annuity deposits	1,794	—	2,629
Terminations, withdrawals and annuity payments	(15,930)	(53,876)	(3,467)
Transfers between subaccounts, net	(33,283)	4,713	(142,569)
Maintenance charges and mortality adjustments	(841)	(36)	(1,461)

Increase (decrease) in net assets from contract transactions	(48,260)	(49,199)	(144,868)

Total increase (decrease) in net assets	(9,069)	(46,406)	(101,372)

Net assets as of December 31, 2021	$390,328	$129,519	$233,855

Investment income (loss):
Dividend distributions	6,105	1,713	3,491
Investment Expenses:
Mortality and expense risk and administrative charges	(2,643)	(1,005)	(1,609)

Net investment income (loss)	3,462	708	1,882

Increase (decrease) in net assets from operations:
Capital gain distributions	16,626	3,968	8,769
Realized capital gain (loss) on investments	(1,432)	441	65
Change in unrealized appreciation (depreciation)	(71,053)	(24,301)	(43,575)

Net gain (loss) on investments	(55,859)	(19,892)	(34,741)

Net increase (decrease) in net assets from operations	(52,397)	(19,184)	(32,859)

Contract owner transactions:
Variable annuity deposits	915	—	908
Terminations, withdrawals and annuity payments	(5,122)	(2,006)	(6,340)
Transfers between subaccounts, net	6,913	2,304	15,431
Maintenance charges and mortality adjustments	(367)	(21)	(899)

Increase (decrease) in net assets from contract transactions	2,339	277	9,100

Total increase (decrease) in net assets	(50,058)	(18,907)	(23,759)

Net assets as of December 31, 2022	$340,270	$110,612	$210,096

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Morningstar Income and Growth ETF Asset Allocation Portfolio	Neuberger Berman AMT Sustainable Equity	PIMCO VIT All Asset
Net assets as of December 31, 2020	$221,599	$844,912	$127,932

Investment income (loss):
Dividend distributions	2,538	1,557	13,928
Investment Expenses:
Mortality and expense risk and administrative charges	(2,050)	(6,674)	(1,170)

Net investment income (loss)	488	(5,117)	12,758

Increase (decrease) in net assets from operations:
Capital gain distributions	5,493	17,107	—
Realized capital gain (loss) on investments	8,918	73,457	3,659
Change in unrealized appreciation (depreciation)	(666)	90,466	1,979

Net gain (loss) on investments	13,745	181,030	5,638

Net increase (decrease) in net assets from operations	14,233	175,913	18,396

Contract owner transactions:
Variable annuity deposits	2,725	299	2,960
Terminations, withdrawals and annuity payments	—	(162,494)	(34,639)
Transfers between subaccounts, net	(56,647)	(9,348)	395
Maintenance charges and mortality adjustments	(777)	(2,369)	(629)

Increase (decrease) in net assets from contract transactions	(54,699)	(173,912)	(31,913)

Total increase (decrease) in net assets	(40,466)	2,001	(13,517)

Net assets as of December 31, 2021	$181,133	$846,913	$114,415

Investment income (loss):
Dividend distributions	1,952	735	7,870
Investment Expenses:
Mortality and expense risk and administrative charges	(862)	(4,622)	(955)

Net investment income (loss)	1,090	(3,887)	6,915

Increase (decrease) in net assets from operations:
Capital gain distributions	4,898	56,091	8,084
Realized capital gain (loss) on investments	1,147	90,638	(239)
Change in unrealized appreciation (depreciation)	(24,856)	(289,414)	(28,809)

Net gain (loss) on investments	(18,811)	(142,685)	(20,964)

Net increase (decrease) in net assets from operations	(17,721)	(146,572)	(14,049)

Contract owner transactions:
Variable annuity deposits	1,025	53	2,706
Terminations, withdrawals and annuity payments	—	(140,277)	(7,583)
Transfers between subaccounts, net	(56,804)	(2,672)	1,627
Maintenance charges and mortality adjustments	(258)	(1,637)	(473)

Increase (decrease) in net assets from contract transactions	(56,037)	(144,533)	(3,723)

Total increase (decrease) in net assets	(73,758)	(291,105)	(17,772)

Net assets as of December 31, 2022	$107,375	$555,808	$96,643

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	PIMCO VIT Commodity Real Return Strategy	PIMCO VIT Emerging Markets Bond	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)
Net assets as of December 31, 2020	$171,816	$44,961	$419,106

Investment income (loss):
Dividend distributions	8,275	2,411	6,180
Investment Expenses:
Mortality and expense risk and administrative charges	(1,601)	(435)	(3,027)

Net investment income (loss)	6,674	1,976	3,153

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	3,398
Realized capital gain (loss) on investments	5,242	(302)	3,096
Change in unrealized appreciation (depreciation)	40,595	(3,423)	(20,280)

Net gain (loss) on investments	45,837	(3,725)	(13,786)

Net increase (decrease) in net assets from operations	52,511	(1,749)	(10,633)

Contract owner transactions:
Variable annuity deposits	16,585	1	3,546
Terminations, withdrawals and annuity payments	(6,613)	(1,190)	(80,772)
Transfers between subaccounts, net	(14,531)	14,144	62,982
Maintenance charges and mortality adjustments	(523)	(192)	(2,543)

Increase (decrease) in net assets from contract transactions	(5,082)	12,763	(16,787)

Total increase (decrease) in net assets	47,429	11,014	(27,420)

Net assets as of December 31, 2021	$219,245	$55,975	$391,686

Investment income (loss):
Dividend distributions	49,875	1,509	4,444
Investment Expenses:
Mortality and expense risk and administrative charges	(1,840)	(246)	(2,331)

Net investment income (loss)	48,035	1,263	2,113

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	115
Realized capital gain (loss) on investments	9,101	(3,458)	(3,571)
Change in unrealized appreciation (depreciation)	(33,648)	(5,416)	(34,766)

Net gain (loss) on investments	(24,547)	(8,874)	(38,222)

Net increase (decrease) in net assets from operations	23,488	(7,611)	(36,109)

Contract owner transactions:
Variable annuity deposits	548	8	2
Terminations, withdrawals and annuity payments	(37,259)	(1,656)	(38,958)
Transfers between subaccounts, net	4,466	(19,604)	(40,931)
Maintenance charges and mortality adjustments	(848)	(122)	(1,926)

Increase (decrease) in net assets from contract transactions	(33,093)	(21,374)	(81,813)

Total increase (decrease) in net assets	(9,605)	(28,985)	(117,922)

Net assets as of December 31, 2022	$209,640	$26,990	$273,764

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	PIMCO VIT Low Duration	PIMCO VIT Real Return	PIMCO VIT Total Return
Net assets as of December 31, 2020	$580,042	$1,334,518	$549,409

Investment income (loss):
Dividend distributions	2,760	64,718	10,096
Investment Expenses:
Mortality and expense risk and administrative charges	(4,052)	(10,024)	(4,391)

Net investment income (loss)	(1,292)	54,694	5,705

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	24,104
Realized capital gain (loss) on investments	510	16,942	196
Change in unrealized appreciation (depreciation)	(7,734)	(9,892)	(41,998)

Net gain (loss) on investments	(7,224)	7,050	(17,698)

Net increase (decrease) in net assets from operations	(8,516)	61,744	(11,993)

Contract owner transactions:
Variable annuity deposits	1,119	23,551	39,228
Terminations, withdrawals and annuity payments	(150,885)	(129,309)	(37,764)
Transfers between subaccounts, net	56,185	23,551	93,805
Maintenance charges and mortality adjustments	(2,875)	(3,717)	(3,863)

Increase (decrease) in net assets from contract transactions	(96,456)	(85,924)	91,406

Total increase (decrease) in net assets	(104,972)	(24,180)	79,413

Net assets as of December 31, 2021	$475,070	$1,310,338	$628,822

Investment income (loss):
Dividend distributions	7,223	77,524	13,369
Investment Expenses:
Mortality and expense risk and administrative charges	(3,280)	(8,460)	(4,029)

Net investment income (loss)	3,943	69,064	9,340

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(9,337)	(2,925)	(19,460)
Change in unrealized appreciation (depreciation)	(23,707)	(220,128)	(83,018)

Net gain (loss) on investments	(33,044)	(223,053)	(102,478)

Net increase (decrease) in net assets from operations	(29,101)	(153,989)	(93,138)

Contract owner transactions:
Variable annuity deposits	1,010	22,659	17,953
Terminations, withdrawals and annuity payments	(86,562)	(168,506)	(104,265)
Transfers between subaccounts, net	33,550	(13,695)	22,117
Maintenance charges and mortality adjustments	(2,170)	(3,668)	(3,276)

Increase (decrease) in net assets from contract transactions	(54,172)	(163,210)	(67,471)

Total increase (decrease) in net assets	(83,273)	(317,199)	(160,609)

Net assets as of December 31, 2022	$391,797	$993,139	$468,213

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Putnam VT Small Cap Value	Royce Micro-Cap	T. Rowe Price Health Sciences
Net assets as of December 31, 2020	$10,045	$193,194	$1,598,905

Investment income (loss):
Dividend distributions	91	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(106)	(1,626)	(13,121)

Net investment income (loss)	(15)	(1,626)	(13,121)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	9,700	117,001
Realized capital gain (loss) on investments	83	11,318	33,494
Change in unrealized appreciation (depreciation)	3,575	33,847	52,531

Net gain (loss) on investments	3,658	54,865	203,026

Net increase (decrease) in net assets from operations	3,643	53,239	189,905

Contract owner transactions:
Variable annuity deposits	10,681	13,843	119,042
Terminations, withdrawals and annuity payments	(313)	(8,023)	(29,699)
Transfers between subaccounts, net	(4,639)	(30,017)	(20,998)
Maintenance charges and mortality adjustments	(17)	(417)	(6,847)

Increase (decrease) in net assets from contract transactions	5,712	(24,614)	61,498

Total increase (decrease) in net assets	9,355	28,625	251,403

Net assets as of December 31, 2021	$19,400	$221,819	$1,850,308

Investment income (loss):
Dividend distributions	29	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(135)	(1,330)	(11,550)

Net investment income (loss)	(106)	(1,330)	(11,550)

Increase (decrease) in net assets from operations:
Capital gain distributions	2,403	46,751	26,101
Realized capital gain (loss) on investments	(32)	3,383	17,300
Change in unrealized appreciation (depreciation)	(4,914)	(99,175)	(286,981)

Net gain (loss) on investments	(2,543)	(49,041)	(243,580)

Net increase (decrease) in net assets from operations	(2,649)	(50,371)	(255,130)

Contract owner transactions:
Variable annuity deposits	—	—	13,335
Terminations, withdrawals and annuity payments	(2)	(33,014)	(32,907)
Transfers between subaccounts, net	202	7,984	(23,267)
Maintenance charges and mortality adjustments	(22)	(172)	(5,930)

Increase (decrease) in net assets from contract transactions	178	(25,202)	(48,769)

Total increase (decrease) in net assets	(2,471)	(75,573)	(303,899)

Net assets as of December 31, 2022	$16,929	$146,246	$1,546,409

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Templeton Developing Markets VIP Fund	Templeton Global Bond VIP Fund	Western Asset Variable Global High Yield Bond
Net assets as of December 31, 2020	$214,489	$1,937,727	$37,516

Investment income (loss):
Dividend distributions	1,706	—	1,168
Investment Expenses:
Mortality and expense risk and administrative charges	(1,528)	(15,982)	(441)

Net investment income (loss)	178	(15,982)	727

Increase (decrease) in net assets from operations:
Capital gain distributions	3,908	—	—
Realized capital gain (loss) on investments	10,135	(13,527)	422
Change in unrealized appreciation (depreciation)	(24,814)	(92,960)	(1,179)

Net gain (loss) on investments	(10,771)	(106,487)	(757)

Net increase (decrease) in net assets from operations	(10,593)	(122,469)	(30)

Contract owner transactions:
Variable annuity deposits	274	180,981	20
Terminations, withdrawals and annuity payments	(9,757)	(99,679)	(7,325)
Transfers between subaccounts, net	(9,301)	340,738	(1,463)
Maintenance charges and mortality adjustments	(724)	(11,879)	(318)

Increase (decrease) in net assets from contract transactions	(19,508)	410,161	(9,086)

Total increase (decrease) in net assets	(30,101)	287,692	(9,116)

Net assets as of December 31, 2021	$184,388	$2,225,419	$28,400

Investment income (loss):
Dividend distributions	4,509	—	1,381
Investment Expenses:
Mortality and expense risk and administrative charges	(1,179)	(14,462)	(236)

Net investment income (loss)	3,330	(14,462)	1,145

Increase (decrease) in net assets from operations:
Capital gain distributions	13,028	—	—
Realized capital gain (loss) on investments	(1,529)	(62,237)	(474)
Change in unrealized appreciation (depreciation)	(57,040)	(42,837)	(4,669)

Net gain (loss) on investments	(45,541)	(105,074)	(5,143)

Net increase (decrease) in net assets from operations	(42,211)	(119,536)	(3,998)

Contract owner transactions:
Variable annuity deposits	512	137,603	73
Terminations, withdrawals and annuity payments	(18,197)	(148,451)	(3,204)
Transfers between subaccounts, net	30,658	(262,690)	124
Maintenance charges and mortality adjustments	(631)	(10,000)	(80)

Increase (decrease) in net assets from contract transactions	12,342	(283,538)	(3,087)

Total increase (decrease) in net assets	(29,869)	(403,074)	(7,085)

Net assets as of December 31, 2022	$154,519	$1,822,345	$21,315

The accompanying notes are an integral part of these financial statements.

Variable Annuity Account B

Notes to Financial Statements

December  31, 2022

1. Organization and Significant Accounting Policies

Variable Annuity Account B (the Account) is a deferred variable annuity contract offered by First Security Benefit Life Insurance and Annuity Company of New York (FSBL). The Account is an investment company as defined by Financial Accounting Standard Board (FASB) Accounting Standard Codification (ASC) 946. The Account follows the accounting guidance as outlined in ASC 946. Purchase payments for SecureDesigns and AdvanceDesigns are allocated to one or more of the subaccounts that comprise the Account. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. As directed by the owners, amounts directed to each subaccount are invested in a designated mutual fund as follows:

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
AB VPS Dynamic Asset Allocation	B	AllianceBernstein LP	—
AB VPS Small/Mid Cap Value	B	AllianceBernstein LP	—
American Century VP Mid Cap Value	II	American Century Investment Management, Inc	—
American Century VP Ultra®	II	American Century Investment Management, Inc	—
American Century VP Value	II	American Century Investment Management, Inc	—
American Funds IS® Asset Allocation	Class 4	Capital Research and Management Company	—
American Funds IS® Capital World Bond	Class 4	Capital Research and Management Company	—
American Funds IS® Global Growth	Class 4	Capital Research and Management Company	—
American Funds IS® Growth-Income	Class 4	Capital Research and Management Company	—
American Funds IS® International	Class 4	Capital Research and Management Company	—
American Funds IS® New World	Class 4	Capital Research and Management Company	—
BlackRock Equity Dividend V.I.	Class 3	BlackRock Advisors LLC	—
BlackRock Global Allocation V.I.	Class 3	BlackRock Advisors LLC	BlackRock (Singapore) Ltd
BlackRock High Yield V.I.	Class 3	BlackRock Advisors LLC	BlackRock International Ltd
BNY Mellon IP MidCap Stock	Service	BNY Mellon Investment Adviser, Inc	Newton Investment Management North America, LLC
BNY Mellon IP Small Cap Stock Index	Service	BNY Mellon Investment Adviser, Inc	—
BNY Mellon IP Technology Growth	Service	BNY Mellon Investment Adviser, Inc	Newton Investment Management North America, LLC
BNY Mellon VIF Appreciation	Service	BNY Mellon Investment Adviser, Inc	Fayez Sarofim & Company
ClearBridge Variable Aggressive Growth	Class II	Legg Mason Partners Fund Advisor, LLC	ClearBridge Investments, LLC
ClearBridge Variable Small Cap Growth	Class I	Legg Mason Partners Fund Advisor, LLC	ClearBridge Investments, LLC
Delaware Ivy VIP Asset Strategy	Class II	Delaware Management Company	Macquarie Funds Management HK Ltd. Macquarie Investment Management Global Limited Macquarie Investment Management Austria Kapitalanlage AG Macquarie Investment Management Europe Limited

Variable Annuity Account B

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Fidelity® VIP Equity-Income	Service Class 2	Fidelity Management & Research Company LLC	Fidelity Management & Research (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd FMR Co., Inc (FMRC)
Fidelity® VIP Growth & Income	Service Class 2	Fidelity Management & Research Company LLC	Fidelity Management & Research (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd FMR Co., Inc (FMRC)
Fidelity® VIP Growth Opportunities	Service Class 2	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® VIP High Income	Service Class 2	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® VIP Overseas	Service Class 2	Fidelity Management & Research Company LLC

FMR Investment Management (UK) Ltd

Fidelity Management & Research (Japan) Ltd

FIL Investments (Japan) Ltd

Fil Investment Advisors

Fidelity Management & Research (HK) Ltd

FIL Investment Advisors (UK) Ltd

Franklin Allocation VIP Fund	Class 4	Franklin Advisers, Inc	Templeton Global Advisors Ltd Franklin Templeton Institutional, LLC
Franklin Income VIP Fund	Class 2	Franklin Advisers, Inc	—
Franklin Mutual Global Discovery VIP Fund	Class 2	Franklin Mutual Advisers, LLC	—
Franklin Small Cap Value VIP Fund	Class 2	Franklin Mutual Advisers, LLC	—
Franklin Strategic Income VIP Fund	Class 2	Franklin Advisers, Inc	—
Guggenheim VIF All Cap Value	—	Security Investors, LLC	—
Guggenheim VIF Alpha Opportunity	—	Security Investors, LLC	—
Guggenheim VIF Floating Rate Strategies	—	Guggenheim Partners Investment Mgmt LLC	—
Guggenheim VIF Global Managed Futures Strategy	—	Security Investors, LLC	—
Guggenheim VIF High Yield	—	Security Investors, LLC	—
Guggenheim VIF Large Cap Value	—	Security Investors, LLC	—
Guggenheim VIF Long Short Equity	—	Security Investors, LLC	—
Guggenheim VIF Managed Asset Allocation	—	Security Investors, LLC	—

Variable Annuity Account B

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Guggenheim VIF Multi-Hedge Strategies	—	Security Investors, LLC	—
Guggenheim VIF Small Cap Value	—	Security Investors, LLC	—
Guggenheim VIF SMid Cap Value	—	Security Investors, LLC	—
Guggenheim VIF StylePlus Large Core	—	Security Investors, LLC	—
Guggenheim VIF StylePlus Large Growth	—	Security Investors, LLC	—
Guggenheim VIF StylePlus Mid Growth	—	Security Investors, LLC	—
Guggenheim VIF StylePlus Small Growth	—	Security Investors, LLC	—
Guggenheim VIF Total Return Bond	—	Security Investors, LLC	—
Guggenheim VIF World Equity Income	—	Security Investors, LLC	—
Invesco V.I. American Value	Series II	Invesco Advisers, Inc	—
Invesco V.I. Comstock	Series II	Invesco Advisers, Inc	—
Invesco V.I. Core Bond	Series II	Invesco Advisers, Inc	—
Invesco V.I. Core Plus Bond	Series II	Invesco Advisers, Inc	—
Invesco V.I. Discovery Mid Cap Growth	Series II	Invesco Advisers, Inc	—
Invesco V.I. Equity and Income	Series II	Invesco Advisers, Inc	—
Invesco V.I. EVQ International Equity Fund	Series II	Invesco Advisers, Inc	—
Invesco V.I. Global	Series II	Invesco Advisers, Inc	—
Invesco V.I. Global Real Estate	Series I	Invesco Advisers, Inc	Invesco Asset Management Ltd
Invesco V.I. Government Money Market	Series II	Invesco Advisers, Inc	—
Invesco V.I. Government Securities	Series II	Invesco Advisers, Inc	—
Invesco V.I. Health Care	Series I	Invesco Advisers, Inc	—
Invesco V.I. Main Street Mid Cap Fund®	Series II	Invesco Advisers, Inc	—
Invesco V.I. Main Street Small Cap Fund®	Series II	Invesco Advisers, Inc	—
Janus Henderson VIT Enterprise	Service	Janus Capital Management LLC	—
Janus Henderson VIT Research	Service	Janus Capital Management LLC	—
JPMorgan Insurance Trust Core Bond Portfolio	Class 2	J.P. Morgan Investment Management, Inc	—
Lord Abbett Series Bond-Debenture VC	VC	Lord, Abbett & Co LLC	—
Lord Abbett Series Developing Growth VC	VC	Lord, Abbett & Co LLC	—
MFS® VIT II Research International	Service	Massachusetts Financial Services Company	—
MFS® VIT Total Return	Service	Massachusetts Financial Services Company	—
MFS® VIT Utilities	Service	Massachusetts Financial Services Company	—
Morgan Stanley VIF Emerging Markets Equity	II	Morgan Stanley Investment Management, Inc	Morgan Stanley Investment Management Co
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	Class II	ALPS Advisors Inc	Morningstar Investment Management LLC
Morningstar Balanced ETF Asset Allocation Portfolio	Class II	ALPS Advisors Inc	Morningstar Investment Management LLC

Variable Annuity Account B

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Morningstar Conservative ETF Asset Allocation Portfolio	Class II	ALPS Advisors Inc	Morningstar Investment Management LLC
Morningstar Growth ETF Asset Allocation Portfolio	Class II	ALPS Advisors Inc	Morningstar Investment Management LLC
Morningstar Income and Growth ETF Asset Allocation Portfolio	Class II	ALPS Advisors Inc	Morningstar Investment Management LLC
Neuberger Berman AMT Sustainable Equity	S	Neuberger Berman Investment Advisers LLC	—
PIMCO VIT All Asset	Administrative	Pacific Investment Management Company, LLC	Research Affiliates LLC
PIMCO VIT CommodityRealReturn Strategy	Administrative	Pacific Investment Management Company, LLC	—
PIMCO VIT Emerging Markets Bond	Advisor	Pacific Investment Management Company, LLC	—
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	Administrative	Pacific Investment Management Company, LLC	—
PIMCO VIT Low Duration	Administrative	Pacific Investment Management Company, LLC	—
PIMCO VIT Real Return	Administrative	Pacific Investment Management Company, LLC	—
PIMCO VIT Total Return	Advisor	Pacific Investment Management Company, LLC	—
Putnam VT Small Cap Value	IB	Putnam Investment Management, LLC	Putnam Investments Ltd
Royce Micro-Cap	Investment	Royce & Associates, LP	—
T. Rowe Price Health Sciences	II	T. Rowe Price Associates, Inc	—
Templeton Developing Markets VIP Fund	Class 2	Templeton Asset Management Ltd	Franklin Templeton Inv Mgmt Ltd
Templeton Global Bond VIP Fund	Class 2	Franklin Advisers, Inc	—
Western Asset Variable Global High Yield Bond	II	Legg Mason Partners Fund Advisor, LLC	Western Asset Management Company Pte Ltd – Singapore Inc Western Asset Management Company, LLC Inc Western Asset Management Company Ltd – UK

Eighty-nine subaccounts are currently offered by the Account, all of which had activity.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from FSBL’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business FSBL may conduct.

Variable Annuity Account B

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

During the current year the following subaccount name change was made effective:

Date	New Name	Old Name
April 29, 2022	Invesco V.I. EVQ International Equity Fund	Invesco V.I. International Growth

As a result of restructuring, the following underlying fund that was previously offered is no longer available as an investment option to our Contract Owners. Any Contract Owner allocations that remained in this fund were redeemed and used to purchase shares of the surviving fund as indicated:

Date	Surviving Subaccount	Closed Subaccount
April 29, 2022	Invesco V.I. Core Plus Bond	Invesco V.I. Core Bond

Investment Valuation

Investments in mutual fund shares are carried in the statements of net assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

The cost of investment purchases and proceeds from investments sold for the year ended December 31, 2022, were as follows:

Subaccount	Cost of Purchases	Proceeds from Sales
AB VPS Dynamic Asset Allocation	$13,851	$2,003
AB VPS Small/Mid Cap Value	46,254	25,308
American Century VP Mid Cap Value	124,122	48,339
American Century VP Ultra®	798,516	246,363
American Century VP Value	190,662	157,330
American Funds IS® Asset Allocation	405,285	540,459
American Funds IS® Capital World Bond	4,049	56,225
American Funds IS® Global Growth	577,613	340,255
American Funds IS® Growth-Income	209,784	206,558
American Funds IS® International	75,182	51,744
American Funds IS® New World	37,123	23,133
BlackRock Equity Dividend V.I.	363,641	178,941
BlackRock Global Allocation V.I.	33,930	116,421
BlackRock High Yield V.I.	90,983	168,866
BNY Mellon IP MidCap Stock	32,845	23,643
BNY Mellon IP Small Cap Stock Index	205,303	131,454
BNY Mellon IP Technology Growth	288,624	153,623
BNY Mellon VIF Appreciation	272,114	188,406
ClearBridge Variable Aggressive Growth	278,637	224,430
ClearBridge Variable Small Cap Growth	65,926	23,431
Delaware Ivy VIP Asset Strategy	24,951	34,699
Fidelity® VIP Equity-Income	74,113	95,874
Fidelity® VIP Growth & Income	107,654	37,184
Fidelity® VIP Growth Opportunities	411,517	156,776
Fidelity® VIP High Income	70,350	57,793

Variable Annuity Account B

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Fidelity® VIP Overseas	$146,756	$97,461
Franklin Allocation VIP Fund	31,442	71,138
Franklin Income VIP Fund	72,558	88,289
Franklin Mutual Global Discovery VIP Fund	135,150	120,250
Franklin Small Cap Value VIP Fund	33,681	42,648
Franklin Strategic Income VIP Fund	9,247	21,120
Guggenheim VIF All Cap Value	47,777	74,332
Guggenheim VIF Alpha Opportunity	2,507	2,920
Guggenheim VIF Floating Rate Strategies	36,700	51,404
Guggenheim VIF Global Managed Futures Strategy	2,093	938
Guggenheim VIF High Yield	68,096	117,258
Guggenheim VIF Large Cap Value	76,752	97,307
Guggenheim VIF Long Short Equity	4,057	25,632
Guggenheim VIF Managed Asset Allocation	63,671	96,362
Guggenheim VIF Multi-Hedge Strategies	40,448	6,473
Guggenheim VIF Small Cap Value	91,647	75,582
Guggenheim VIF SMid Cap Value	185,317	153,088
Guggenheim VIF StylePlus Large Core	209,859	92,286
Guggenheim VIF StylePlus Large Growth	87,412	67,305
Guggenheim VIF StylePlus Mid Growth	998,771	246,699
Guggenheim VIF StylePlus Small Growth	346,957	32,517
Guggenheim VIF Total Return Bond	74,735	178,997
Guggenheim VIF World Equity Income	204,753	155,181
Invesco V.I. American Value	143,996	1,031
Invesco V.I. Comstock	41,754	74,921
Invesco V.I. Core Bond (b)	10,276	205,827
Invesco V.I. Core Plus Bond (b)	253,078	26,150
Invesco V.I. Discovery Mid Cap Growth	148,958	50,859
Invesco V.I. Equity and Income	158,792	306,731
Invesco V.I. EVQ International Equity Fund (a)	86,552	122,640
Invesco V.I. Global	111,106	35,421
Invesco V.I. Global Real Estate	40,758	80,732
Invesco V.I. Government Money Market	428,515	629,837
Invesco V.I. Government Securities	35,828	137,155
Invesco V.I. Health Care	49,019	8,521
Invesco V.I. Main Street Mid Cap Fund®	30,235	23,264
Invesco V.I. Main Street Small Cap Fund®	53,325	38,211
Janus Henderson VIT Enterprise	384,289	125,156
Janus Henderson VIT Research	192,110	13,450
JPMorgan Insurance Trust Core Bond Portfolio	8,361	158,482
Lord Abbett Series Bond-Debenture VC	16,987	59,097
Lord Abbett Series Developing Growth VC	30,407	78,649
MFS® VIT II Research International	25,150	23,525
MFS® VIT Total Return	114,608	105,875
MFS® VIT Utilities	88,289	122,196

(a)	Name change. See Note 1.
(b)	Merger. See Note 1.

Variable Annuity Account B

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Morgan Stanley VIF Emerging Markets Equity	$100,666	$75,525
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	11,530	3,404
Morningstar Balanced ETF Asset Allocation Portfolio	37,747	15,320
Morningstar Conservative ETF Asset Allocation Portfolio	143,498	138,545
Morningstar Growth ETF Asset Allocation Portfolio	28,504	8,753
Morningstar Income and Growth ETF Asset Allocation Portfolio	7,752	57,801
Neuberger Berman AMT Sustainable Equity	184,161	276,490
PIMCO VIT All Asset	20,250	8,974
PIMCO VIT CommodityRealReturn Strategy	105,323	90,382
PIMCO VIT Emerging Markets Bond	2,117	22,228
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	20,293	99,878
PIMCO VIT Low Duration	158,082	208,311
PIMCO VIT Real Return	112,631	206,777
PIMCO VIT Total Return	52,426	110,557
Putnam VT Small Cap Value	2,703	228
Royce Micro-Cap	56,374	36,155
T. Rowe Price Health Sciences	145,348	179,566
Templeton Developing Markets VIP Fund	51,695	22,995
Templeton Global Bond VIP Fund	120,787	418,788
Western Asset Variable Global High Yield Bond	1,504	3,447

Market Risk

Each subaccount invests in shares of a single underlying fund. The investment performance of each subaccount will reflect the investment performance of the underlying fund less separate account expenses. There is no assurance that the investment objective of any underlying fund will be met. A fund calculates a daily net asset value per share (“NAV”) which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contractholders’ investments in the funds and the amounts reported in the statements of net assets. The contractholder assumes all of the investment performance risk for the subaccounts selected.

Annuity Assets

As of December 31, 2022, annuity reserves have not been established, as there are no contracts that have matured and are in the payout stage. Such reserves would be computed on the basis of published mortality tables using assumed interest rates that will provide reserves as prescribed by law. In cases where the payout option selected is life contingent, FSBL periodically recalculates the required annuity reserves, and any resulting adjustment is either charged or credited to FSBL and not to the Account.

Reinvestment of Dividends

Dividend and capital gain distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gain distributions are recorded as income on the ex-dividend date.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of FSBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, FSBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. FSBL will review periodically the status of this policy in the event of changes in the tax law.

Variable Annuity Account B

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

The Account invests in shares of open-end mutual funds, which process contractholders directed purchases, sales and transfers on a daily basis at the funds’ computed NAVs. The fair value of the Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodians and reflect the fair values of the mutual fund investments. The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund. That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.

The Account had no financial liabilities as of December 31, 2022.

2. Variable Annuity Contract Charges

AdvanceDesigns

Mortality and Expense Risk Charge: The mortality and expense risks assumed by FSBL are compensated for by a fee equivalent to a minimum annual rate of 1.20% of the average daily net assets. The mortality and expense risk charge is based on the daily value of the individual contract.

Administrative Charge: FSBL deducts a daily administrative charge equivalent to an annual rate of 0.15% of the average daily net asset value.

These charges are presented as expenses on the statements of changes in net assets under Mortality and expense risk and administrative charges line item.

Premium Tax Charge: When applicable, an amount for premium taxes is deducted as provided by pertinent state law either from the purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

Contract owner maintenance charges presented as a decrease in units on the statements of changes in net assets under the Maintenance charges and mortality adjustment line item may include the following:

•

Mortality and Expense Risk Charge: If the net asset value of an individual contract is less than $100,000, FSBL deducts an additional mortality and expense risk charge of 0.25% on contracts with a net asset value less than $25,000 and 0.10% on contracts with a net asset value of at least $25,000 but less than $100,000, as a contract level deduction.

Variable Annuity Account B

Notes to Financial Statements (continued)

2. Variable Annuity Contract Charges (continued)

•

Contingent Deferred Sales Charge (CDSC): FSBL deducts a CDSC (also referred to as a “withdrawal charge”) of up to 7% of any portion of a withdrawal, consisting of purchase payments, that exceed the free withdrawal amount for units withdrawn in the first seven years of the contract.

•

Account Administrative Charge: FSBL deducts an account administration charge of $30 annually, except for certain contracts based on a minimum account value and the period of time the contract has been in force.

•	Rider Charge: FSBL deducts an amount for each rider, equal to a percentage of the contract value, not to exceed a total charge of 1.70% of the contract value.

SecureDesigns

Mortality and Expense Risk Charge: Mortality and expense risks assumed by FSBL are compensated for by a fee equivalent to a minimum annual rate of 0.60% of the average daily net asset. The mortality and expense risk charge is based on the daily value of the individual contract.

Administrative Charge: FSBL deducts a daily administrative charge equivalent to an annual rate of 0.15% of the average daily net asset value.

These charges are presented as expenses on the statements of changes in net assets under Mortality and expense risk and administrative charges line item.

Premium Tax Charge: When applicable, an amount for state premium taxes is deducted as provided by pertinent state law either from the purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

Contract owner maintenance charges presented as a decrease in units on the statements of changes in net assets under the Maintenance charges and mortality adjustment line item may include the following:

•

Mortality and Expense Risk Charge: If the net asset value of an individual contract is less than $100,000, FSBL deducts an additional mortality and expense risk charge of 0.25% on contracts with a net asset value less than $25,000 and 0.10% on contracts with a net asset value of at least $25,000 but less than $100,000, as a contract level deduction.

•

Account Administrative Charge: FSBL deducts an account administration charge of $30 annually, except for certain contracts based on a minimum account value and the period of time the contract has been in force.

•

Contingent Deferred Sales Charge (CDSC): FSBL deducts a CDSC (also referred to as a “withdrawal charge”) of up to 7% of any portion of a withdrawal, consisting of purchase payments, that exceed the free withdrawal amount for units withdrawn in the first seven years of the contract.

•	Rider Charge: FSBL deducts an amount for each rider, equal to a percentage of contract value, not to exceed a total charge of 1.70% of the contract value.

Variable Annuity Account B

Notes to Financial Statements (continued)

3. Summary of Unit Transactions

The changes in units outstanding for the periods December 31, 2022 and 2021, were as follows:

	2022			2021
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
AB VPS Dynamic Asset Allocation	143	(193)	(50)	136	(108)	28
AB VPS Small/Mid Cap Value	2,121	(2,027)	94	1,293	(657)	636
American Century VP Mid Cap Value	2,909	(2,369)	540	2,086	(4,722)	(2,636)
American Century VP Ultra®	13,613	(6,423)	7,190	9,948	(12,974)	(3,026)
American Century VP Value	4,387	(6,010)	(1,623)	7,690	(8,666)	(976)
American Funds IS® Asset Allocation	15,265	(41,169)	(25,904)	13,084	(17,917)	(4,833)
American Funds IS® Capital World Bond	758	(8,108)	(7,350)	6,858	(6,124)	734
American Funds IS® Global Growth	22,661	(21,519)	1,142	21,366	(16,360)	5,006
American Funds IS® Growth-Income	6,931	(12,061)	(5,130)	6,256	(6,382)	(126)
American Funds IS® International	4,423	(5,591)	(1,168)	2,303	(2,521)	(218)
American Funds IS® New World	2,158	(2,267)	(109)	6,001	(1,796)	4,205
BlackRock Equity Dividend V.I.	18,613	(12,059)	6,554	7,974	(2,825)	5,149
BlackRock Global Allocation V.I.	3,956	(10,953)	(6,997)	3,650	(11,817)	(8,167)
BlackRock High Yield V.I.	8,499	(17,061)	(8,562)	2,711	(2,598)	113
BNY Mellon IP MidCap Stock	658	(1,765)	(1,107)	1,380	(2,032)	(652)
BNY Mellon IP Small Cap Stock Index	7,685	(8,506)	(821)	7,516	(5,911)	1,605
BNY Mellon IP Technology Growth	5,727	(4,881)	846	4,879	(6,412)	(1,533)
BNY Mellon VIF Appreciation	11,542	(10,928)	614	4,667	(3,044)	1,623
ClearBridge Variable Aggressive Growth	11,083	(13,358)	(2,275)	4,337	(16,906)	(12,569)
ClearBridge Variable Small Cap Growth	2,951	(970)	1,981	1,885	(6,048)	(4,163)
Delaware Ivy VIP Asset Strategy	2,012	(3,702)	(1,690)	731	(1,987)	(1,256)
Fidelity® VIP Equity-Income	4,260	(6,400)	(2,140)	3,549	(8,569)	(5,020)
Fidelity® VIP Growth & Income	6,625	(2,044)	4,581	5,180	(4,543)	637
Fidelity® VIP Growth Opportunities	6,751	(6,090)	661	9,345	(9,206)	139
Fidelity® VIP High Income	5,934	(5,559)	375	2,685	(1,715)	970
Fidelity® VIP Overseas	15,723	(9,510)	6,213	3,664	(2,774)	890
Franklin Allocation VIP Fund	814	(6,149)	(5,335)	1,171	(7,235)	(6,064)
Franklin Income VIP Fund	4,313	(7,068)	(2,755)	8,901	(9,824)	(923)

Variable Annuity Account B

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2022			2021
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Franklin Mutual Global Discovery VIP Fund	6,611	(9,696)	(3,085)	6,418	(7,165)	(747)
Franklin Small Cap Value VIP Fund	380	(2,689)	(2,309)	1,370	(5,007)	(3,637)
Franklin Strategic Income VIP Fund	959	(2,653)	(1,694)	2,008	(1,032)	976
Guggenheim VIF All Cap Value	1,061	(3,331)	(2,270)	2,255	(9,714)	(7,459)
Guggenheim VIF Alpha Opportunity	271	(159)	112	288	(161)	127
Guggenheim VIF Floating Rate Strategies	5,208	(4,881)	327	6,391	(3,303)	3,088
Guggenheim VIF Global Managed Futures Strategy	430	(86)	344	436	(672)	(236)
Guggenheim VIF High Yield	1,441	(4,535)	(3,094)	4,541	(2,921)	1,620
Guggenheim VIF Large Cap Value	1,667	(4,986)	(3,319)	5,606	(17,076)	(11,470)
Guggenheim VIF Long Short Equity	480	(2,066)	(1,586)	2,601	(2,177)	424
Guggenheim VIF Managed Asset Allocation	1,910	(6,557)	(4,647)	7,695	(3,975)	3,720
Guggenheim VIF Multi-Hedge Strategies	6,653	(989)	5,664	4,530	(3,994)	536
Guggenheim VIF Small Cap Value	2,246	(1,887)	359	2,066	(4,308)	(2,242)
Guggenheim VIF SMid Cap Value	2,061	(3,513)	(1,452)	3,346	(10,117)	(6,771)
Guggenheim VIF StylePlus Large Core	6,125	(6,498)	(373)	5,774	(7,552)	(1,778)
Guggenheim VIF StylePlus Large Growth	1,915	(3,931)	(2,016)	5,684	(2,465)	3,219
Guggenheim VIF StylePlus Mid Growth	23,460	(14,576)	8,884	16,771	(15,126)	1,645
Guggenheim VIF StylePlus Small Growth	4,271	(2,248)	2,023	3,557	(6,005)	(2,448)
Guggenheim VIF Total Return Bond	7,183	(16,668)	(9,485)	17,158	(16,527)	631
Guggenheim VIF World Equity Income	6,991	(11,839)	(4,848)	5,045	(14,260)	(9,215)
Invesco V.I. American Value	12,862	(70)	12,792	371,594	(370,889)	705
Invesco V.I. Comstock	2,142	(4,167)	(2,025)	1,608	(4,280)	(2,672)
Invesco V.I. Core Bond(b)	1,029	(33,326)	(32,297)	6,804	(31,521)	(24,717)
Invesco V.I. Core Plus Bond(b)	25,773	(2,628)	23,145	—	—	—
Invesco V.I. Discovery Mid Cap Growth	3,443	(2,767)	676	2,731	(2,293)	438
Invesco V.I. Equity and Income	4,535	(18,829)	(14,294)	10,888	(11,074)	(186)
Invesco V.I. EVQ International Equity Fund(a)	3,724	(7,651)	(3,927)	3,798	(5,458)	(1,660)

(a)	Name change. See Note 1.
(b)	Merger. See Note 1.

Variable Annuity Account B

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2022			2021
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Invesco V.I. Global	2,335	(2,226)	109	1,472	(8,216)	(6,744)
Invesco V.I. Global Real Estate	2,294	(3,892)	(1,598)	2,417	(3,653)	(1,236)
Invesco V.I. Government Money Market	54,524	(76,153)	(21,629)	47,231	(54,862)	(7,631)
Invesco V.I. Government Securities	6,164	(18,100)	(11,936)	19,763	(20,299)	(536)
Invesco V.I. Health Care	1,133	(301)	832	1,834	(6,865)	(5,031)
Invesco V.I. Main Street Mid Cap Fund®	705	(1,164)	(459)	477	(444)	33
Invesco V.I. Main Street Small Cap Fund®	1,120	(1,169)	(49)	678	(2,506)	(1,828)
Janus Henderson VIT Enterprise	3,037	(4,537)	(1,500)	5,034	(5,610)	(576)
Janus Henderson VIT Research	3,247	(492)	2,755	2,069	(5,500)	(3,431)
JPMorgan Insurance Trust Core Bond Portfolio	1,220	(19,364)	(18,144)	17,751	(2,891)	14,860
Lord Abbett Series Bond-Debenture VC	1,409	(5,493)	(4,084)	7,830	(1,964)	5,866
Lord Abbett Series Developing Growth VC	2,441	(4,697)	(2,256)	5,227	(653)	4,574
MFS® VIT II Research International	2,364	(2,235)	129	6,004	(14,176)	(8,172)
MFS® VIT Total Return	3,554	(7,355)	(3,801)	5,525	(15,917)	(10,392)
MFS® VIT Utilities	3,745	(6,169)	(2,424)	3,963	(2,882)	1,081
Morgan Stanley VIF Emerging Markets Equity	10,995	(10,883)	112	5,610	(5,212)	398
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	661	(218)	443	1,692	(2,720)	(1,028)
Morningstar Balanced ETF Asset Allocation Portfolio	2,593	(1,342)	1,251	1,202	(4,160)	(2,958)
Morningstar Conservative ETF Asset Allocation Portfolio	15,375	(15,303)	72	976	(5,508)	(4,532)
Morningstar Growth ETF Asset Allocation Portfolio	1,947	(637)	1,310	1,098	(11,323)	(10,225)
Morningstar Income and Growth ETF Asset Allocation Portfolio	475	(5,400)	(4,925)	6,196	(10,427)	(4,231)
Neuberger Berman AMT Sustainable Equity	4,651	(8,571)	(3,920)	1,009	(5,417)	(4,408)
PIMCO VIT All Asset	539	(598)	(59)	510	(2,341)	(1,831)
PIMCO VIT CommodityRealReturn Strategy	11,027	(14,594)	(3,567)	10,431	(10,796)	(365)
PIMCO VIT Emerging Markets Bond	162	(2,070)	(1,908)	2,046	(887)	1,159
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	2,276	(8,654)	(6,378)	6,341	(6,715)	(374)

Variable Annuity Account B

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2022			2021
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
PIMCO VIT Low Duration	21,505	(26,883)	(5,378)	10,114	(19,810)	(9,696)
PIMCO VIT Real Return	6,813	(18,743)	(11,930)	14,789	(18,717)	(3,928)
PIMCO VIT Total Return	6,792	(13,199)	(6,407)	15,391	(4,173)	11,218
Putnam VT Small Cap Value	61	(7)	54	980	(586)	394
Royce Micro-Cap	1,226	(2,879)	(1,653)	1,979	(3,249)	(1,270)
T. Rowe Price Health Sciences	8,336	(8,858)	(522)	10,000	(5,109)	4,891
Templeton Developing Markets VIP Fund	4,426	(2,502)	1,924	1,573	(2,510)	(937)
Templeton Global Bond VIP Fund	26,860	(59,912)	(33,052)	80,009	(16,343)	63,666
Western Asset Variable Global High Yield Bond	79	(305)	(226)	2,144	(2,825)	(681)

Variable Annuity Account B

Notes to Financial Statements (continued)

4. Financial Highlights

The Account has a number of products, which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns. The information presented below identifies the range of lowest to highest expense ratios and the corresponding total return. The summary may not reflect the minimum and maximum contract charges offered by the Account as contract owners may not have selected all available and applicable contract options as discussed in Note 2.

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2022, were as follows:

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
AB VPS Dynamic Asset Allocation
2022	4,167	8.60	8.60	35,844	0.02	0.75	0.75	(21.68)	(21.68)
2021	4,217	10.98	10.98	46,311	0.02	0.75	0.75	5.27	5.27
2020	4,189	10.43	10.43	43,706	0.01	0.75	0.75	0.97	0.97
2019	4,027	10.33	10.33	41,608	1.84	0.75	0.75	10.96	10.96
2018	3,931	9.31	9.31	36,587	2.17	0.75	0.75	(10.74)	(10.74)
AB VPS Small/Mid Cap Value
2022	10,077	12.25	12.25	123,412	0.01	0.75	0.75	(18.87)	(18.87)
2021	9,983	15.10	15.10	150,748	0.01	0.75	0.75	30.62	30.62
2020	9,347	11.56	11.56	108,055	0.01	0.75	0.75	(0.77)	(0.77)
2019	9,743	11.65	11.65	113,498	0.34	0.75	0.75	15.46	15.46
2018	8,505	10.09	10.09	85,787	0.30	0.75	0.75	(18.37)	(18.37)
American Century VP Mid Cap Value
2022	30,761	18.77	18.77	576,896	0.02	0.75	0.75	(5.01)	(5.01)
2021	30,221	19.76	19.76	596,603	0.01	0.75	0.75	18.47	18.47
2020	32,857	16.19	16.68	547,465	0.02	0.75	1.35	(3.23)	(2.63)
2019	33,927	16.73	17.13	580,633	1.96	0.75	1.35	23.47	24.22
2018	32,523	13.55	13.79	447,971	1.36	0.75	1.35	(16.67)	(16.17)

Variable Annuity Account B

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
American Century VP Ultra®
2022	130,176	25.54	28.77	3,735,562	—	0.75	1.35	(35.31)	(34.94)
2021	122,986	39.48	44.22	5,423,905	—	0.75	1.35	17.75	18.46
2020	126,012	33.53	37.33	4,692,440	—	0.75	1.35	43.11	44.02
2019	144,073	23.43	25.92	3,726,846	—	0.75	1.35	28.74	29.54
2018	128,424	18.20	20.01	2,564,617	0.11	0.75	1.35	(3.70)	(3.10)
American Century VP Value
2022	48,585	22.12	24.92	1,205,728	0.02	0.75	1.35	(3.95)	(3.37)
2021	50,208	23.03	25.79	1,289,872	0.02	0.75	1.35	19.02	19.73
2020	51,184	19.35	21.54	1,098,687	0.02	0.75	1.35	(3.49)	(2.93)
2019	60,056	20.05	22.19	1,328,168	2.10	0.75	1.35	21.52	22.26
2018	58,982	16.50	18.15	1,067,769	1.53	0.75	1.35	(13.16)	(12.61)
American Funds IS® Asset Allocation
2022	165,172	12.32	12.32	2,035,540	0.02	0.75	0.75	(16.87)	(16.87)
2021	191,076	14.82	14.82	2,831,316	0.01	0.75	0.75	10.60	10.60
2020	195,909	13.40	13.40	2,624,384	0.02	0.75	0.75	8.06	8.06
2019	153,193	12.40	12.40	1,899,968	1.95	0.75	0.75	16.43	16.43
2018	103,349	10.65	10.65	1,100,522	2.12	0.75	0.75	(8.35)	(8.35)
American Funds IS® Capital World Bond
2022	9,556	6.63	6.63	63,352	0.00	0.75	0.75	(20.88)	(20.88)
2021	16,906	8.38	8.38	141,604	0.02	0.75	0.75	(8.62)	(8.62)
2020	16,172	9.17	9.17	148,323	0.01	0.75	0.75	5.52	5.52
2019	15,450	8.69	8.69	134,201	1.41	0.75	0.75	3.58	3.58
2018	10,561	8.39	8.39	88,581	2.05	0.75	0.75	(5.20)	(5.20)
American Funds IS® Global Growth
2022	162,629	14.64	14.64	2,381,690	0.00	0.75	0.75	(27.67)	(27.67)
2021	161,487	20.24	20.24	3,269,653	0.00	0.75	0.75	11.82	11.82
2020	156,481	18.10	18.10	2,832,455	0.00	0.75	0.75	25.35	25.35
2019	149,781	14.44	14.44	2,162,803	0.99	0.75	0.75	29.97	29.97
2018	137,984	11.11	11.11	1,533,637	0.57	0.75	0.75	(12.59)	(12.59)

Variable Annuity Account B

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
American Funds IS® Growth-Income
2022	71,075	15.52	15.52	1,102,701	0.01	0.75	0.75	(19.75)	(19.75)
2021	76,205	19.34	19.34	1,473,460	0.01	0.75	0.75	19.24	19.24
2020	76,331	16.22	16.22	1,237,720	0.01	0.75	0.75	9.08	9.08
2019	92,883	14.87	14.87	1,381,159	1.59	0.75	0.75	21.19	21.19
2018	85,360	12.27	12.27	1,047,051	1.38	0.75	0.75	(5.69)	(5.69)
American Funds IS® International
2022	30,786	8.46	8.46	260,567	0.01	0.75	0.75	(23.99)	(23.99)
2021	31,954	11.13	11.13	355,484	0.02	0.75	0.75	(5.28)	(5.28)
2020	32,172	11.75	11.75	378,049	0.00	0.75	0.75	9.40	9.40
2019	41,869	10.74	10.74	449,482	1.34	0.75	0.75	18.15	18.15
2018	38,297	9.09	9.09	347,969	1.62	0.75	0.75	(16.61)	(16.61)
American Funds IS® New World
2022	15,777	9.70	9.70	152,989	0.01	0.75	0.75	(25.10)	(25.10)
2021	15,886	12.95	12.95	205,679	0.01	0.75	0.75	0.78	0.78
2020	11,681	12.85	12.85	150,074	0.00	0.75	0.75	18.76	18.76
2019	11,058	10.82	10.82	119,640	0.82	0.75	0.75	24.08	24.08
2018	8,569	8.72	8.72	74,705	0.68	0.75	0.75	(17.42)	(17.42)
BlackRock Equity Dividend V.I.
2022	54,891	14.63	14.63	802,922	0.01	0.75	0.75	(7.64)	(7.64)
2021	48,337	15.84	15.84	765,420	0.01	0.75	0.75	15.87	15.87
2020	43,188	13.67	13.67	590,203	0.02	0.75	0.75	(0.22)	(0.22)
2019	36,990	13.70	13.70	506,889	1.87	0.75	0.75	22.76	22.76
2018	31,026	11.16	11.16	346,311	2.39	0.75	0.75	(10.86)	(10.86)
BlackRock Global Allocation V.I.
2022	34,318	9.99	9.99	342,827	—	0.75	0.75	(19.17)	(19.17)
2021	41,315	12.36	12.36	510,550	0.01	0.75	0.75	2.49	2.49
2020	49,482	12.06	12.06	596,582	0.01	0.75	0.75	16.30	16.30
2019	36,640	10.37	10.37	380,009	1.45	0.75	0.75	13.46	13.46
2018	28,098	9.14	9.14	256,930	1.03	0.75	0.75	(11.00)	(11.00)

Variable Annuity Account B

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
BlackRock High Yield V.I.
2022	19,988	9.35	9.35	186,885	0.05	0.75	0.75	(13.90)	(13.90)
2021	28,550	10.86	10.86	309,897	0.04	0.75	0.75	1.40	1.40
2020	28,437	10.71	10.71	304,600	0.05	0.75	0.75	3.08	3.08
2019	21,046	10.39	10.39	218,667	5.22	0.75	0.75	10.65	10.65
2018	22,137	9.39	9.39	207,922	6.61	0.75	0.75	(6.47)	(6.47)
BNY Mellon IP MidCap Stock
2022	7,833	12.03	12.03	93,816	0.00	0.75	0.75	(17.38)	(17.38)
2021	8,940	14.56	14.56	129,730	0.00	0.75	0.75	20.93	20.93
2020	9,592	12.04	12.04	115,120	0.00	0.75	0.75	3.88	3.88
2019	9,357	11.59	11.59	108,142	0.39	0.75	0.75	15.44	15.44
2018	9,259	10.04	10.04	92,681	0.37	0.75	0.75	(18.84)	(18.84)
BNY Mellon IP Small Cap Stock Index
2022	60,587	13.85	13.85	839,031	0.01	0.75	0.75	(19.71)	(19.71)
2021	61,408	17.25	17.25	1,059,107	0.01	0.75	0.75	21.48	21.48
2020	59,803	14.20	14.20	848,912	0.01	0.75	0.75	6.53	6.53
2019	64,229	13.33	13.33	855,810	0.86	0.75	0.75	17.76	17.76
2018	59,817	11.32	11.32	677,082	0.86	0.75	0.75	(12.32)	(12.32)
BNY Mellon IP Technology Growth
2022	53,212	20.31	22.74	1,206,385	—	0.75	1.35	(48.79)	(48.48)
2021	52,366	39.66	44.14	2,303,121	—	0.75	1.35	7.83	8.48
2020	53,899	36.78	40.69	2,185,631	0.00	0.75	1.35	62.31	63.35
2019	51,796	22.66	24.91	1,286,130	—	0.75	1.35	20.21	20.86
2018	42,445	18.85	20.61	870,782	—	0.75	1.35	(5.51)	(4.89)
BNY Mellon VIF Appreciation
2022	18,312	16.31	16.31	298,675	0.00	0.75	0.75	(21.25)	(21.25)
2021	17,698	20.71	20.71	366,583	0.00	0.75	0.75	22.11	22.11
2020	16,075	16.96	16.96	272,673	0.00	0.75	0.75	18.77	18.77
2019	551	14.28	14.28	7,861	0.93	0.75	0.75	30.77	30.77
2018	564	10.92	10.92	6,160	1.04	0.75	0.75	(10.49)	(10.49)

Variable Annuity Account B

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
ClearBridge Variable Aggressive Growth
2022	52,901	13.52	15.17	801,863	—	0.75	1.35	(29.73)	(29.24)
2021	55,176	19.24	21.44	1,182,547	0.00	0.75	1.35	5.37	5.98
2020	67,745	18.26	20.23	1,367,760	0.01	0.75	1.35	12.72	13.33
2019	65,122	16.20	17.85	1,160,859	0.76	0.75	1.35	19.38	20.20
2018	66,302	13.57	14.85	983,344	0.45	0.75	1.35	(12.45)	(11.97)
ClearBridge Variable Small Cap Growth
2022	19,419	22.34	22.34	433,699	—	0.75	0.75	(31.47)	(31.47)
2021	17,438	29.06	32.60	568,121	—	0.75	1.35	7.79	8.49
2020	21,601	26.96	30.05	648,149	—	0.75	1.35	37.13	37.97
2019	20,425	19.66	21.78	444,618	—	0.75	1.35	21.51	22.22
2018	19,412	16.18	17.82	345,731	—	0.75	1.35	(0.98)	(0.39)
Delaware Ivy VIP Asset Strategy
2022	9,621	9.22	9.22	88,762	0.01	0.75	0.75	(17.90)	(17.90)
2021	11,311	11.23	11.23	127,054	0.02	0.75	0.75	6.34	6.34
2020	12,567	10.56	10.56	132,701	0.02	0.75	0.75	9.66	9.66
2019	9,121	9.63	9.63	87,802	2.17	0.75	0.75	17.30	17.30
2018	9,261	8.21	8.21	76,012	1.97	0.75	0.75	(8.88)	(8.88)
Fidelity® VIP Equity-Income
2022	40,157	14.06	14.06	566,155	0.02	0.75	0.75	(8.70)	(8.70)
2021	42,297	15.40	15.40	653,112	0.02	0.75	0.75	20.03	20.03
2020	47,317	12.83	12.83	608,539	0.01	0.75	0.75	2.48	2.48
2019	49,828	12.52	12.52	625,115	2.11	0.75	0.75	22.39	22.39
2018	27,864	10.23	10.23	285,850	2.28	0.75	0.75	(11.89)	(11.89)
Fidelity® VIP Growth & Income
2022	55,393	15.56	15.56	861,698	0.01	0.75	0.75	(8.63)	(8.63)
2021	50,812	17.03	17.03	865,268	0.02	0.75	0.75	21.04	21.04
2020	50,175	14.07	14.07	706,027	0.02	0.75	0.75	3.61	3.61
2019	43,771	13.58	13.58	594,494	3.44	0.75	0.75	24.93	24.93
2018	41,135	10.87	10.87	447,156	0.20	0.75	0.75	(12.55)	(12.55)

Variable Annuity Account B

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Fidelity® VIP Growth Opportunities
2022	57,643	21.23	21.23	1,223,592	—	0.75	0.75	(40.57)	(40.57)
2021	56,982	35.72	35.72	2,035,465	—	0.75	0.75	7.56	7.56
2020	56,843	33.21	33.21	1,887,852	—	0.75	0.75	62.00	62.00
2019	56,691	20.50	20.50	1,162,121	—	0.75	0.75	35.31	35.31
2018	58,606	15.15	15.15	887,716	0.06	0.75	0.75	8.06	8.06
Fidelity® VIP High Income
2022	75,275	8.66	8.66	652,348	0.05	0.75	0.75	(14.93)	(14.93)
2021	74,900	10.18	10.18	763,022	0.05	0.75	0.75	0.39	0.39
2020	73,930	10.14	10.14	749,790	0.05	0.75	0.75	(1.36)	(1.36)
2019	68,189	10.28	10.28	700,994	6.27	0.75	0.75	10.54	10.54
2018	35,113	9.30	9.30	326,698	9.50	0.75	0.75	(7.19)	(7.19)
Fidelity® VIP Overseas
2022	46,529	9.78	9.78	455,156	0.01	0.75	0.75	(27.45)	(27.45)
2021	40,316	13.48	13.48	543,591	0.00	0.75	0.75	15.02	15.02
2020	39,426	11.72	11.72	462,273	0.00	0.75	0.75	11.09	11.09
2019	28,578	10.55	10.55	301,679	1.44	0.75	0.75	22.82	22.82
2018	35,572	8.59	8.59	305,777	2.18	0.75	0.75	(18.19)	(18.19)
Franklin Allocation VIP Fund
2022	22,045	10.60	10.60	233,753	0.01	0.75	0.75	(19.27)	(19.27)
2021	27,380	13.13	13.13	359,605	0.02	0.75	0.75	7.36	7.36
2020	33,444	12.23	12.23	408,852	0.01	0.75	0.75	7.66	7.66
2019	32,539	11.36	11.36	369,609	3.33	0.75	0.75	15.21	15.21
2018	28,936	9.86	9.86	285,414	2.95	0.75	0.75	(12.97)	(12.97)
Franklin Income VIP Fund
2022	48,939	11.05	11.52	563,091	0.05	0.75	1.35	(9.50)	(9.00)
2021	51,694	12.21	12.66	653,228	0.05	0.75	1.35	11.71	12.53
2020	52,617	10.93	11.25	591,689	0.05	0.75	1.35	(3.53)	(3.10)
2019	58,983	11.33	11.61	683,825	5.47	0.75	1.35	11.08	11.85
2018	67,183	10.20	10.38	697,180	5.22	0.75	1.35	(8.44)	(7.82)

Variable Annuity Account B

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Franklin Mutual Global Discovery VIP Fund
2022	71,525	10.76	11.72	839,380	0.01	0.75	1.35	(8.74)	(8.29)
2021	74,610	11.79	12.78	954,132	0.03	0.75	1.35	14.02	14.72
2020	75,357	10.34	11.14	839,814	0.02	0.75	1.35	(8.58)	(8.01)
2019	79,373	11.31	12.11	961,542	1.71	0.75	1.35	19.05	19.90
2018	77,663	9.50	10.10	785,386	2.47	0.75	1.35	(14.95)	(14.55)
Franklin Small Cap Value VIP Fund
2022	10,107	15.11	15.11	153,105	0.01	0.75	0.75	(13.36)	(13.36)
2021	12,416	16.88	17.44	216,969	0.01	0.75	1.35	20.06	20.78
2020	16,053	14.06	14.44	232,173	0.01	0.75	1.35	0.64	1.26
2019	18,000	13.97	14.26	256,689	1.02	0.75	1.35	20.95	21.78
2018	17,599	11.55	11.71	206,268	1.11	0.75	1.35	(16.55)	(16.12)
Franklin Strategic Income VIP Fund
2022	11,724	7.76	7.76	90,989	0.05	0.75	0.75	(14.06)	(14.06)
2021	13,418	9.03	9.03	121,138	0.03	0.75	0.75	(1.63)	(1.63)
2020	12,442	9.18	9.18	114,210	0.04	0.75	0.75	(0.33)	(0.33)
2019	13,626	9.21	9.21	125,551	5.35	0.75	0.75	4.07	4.07
2018	13,527	8.85	8.85	119,761	2.49	0.75	0.75	(5.75)	(5.75)
Guggenheim VIF All Cap Value
2022	11,304	17.59	22.31	252,163	0.01	0.75	1.35	(5.33)	(4.82)
2021	13,574	18.58	23.44	315,746	0.02	0.75	1.35	21.52	22.27
2020	21,033	15.29	19.17	402,005	0.01	0.75	1.35	(2.49)	(1.89)
2019	31,026	15.68	19.54	605,010	1.25	0.75	1.35	18.43	19.22
2018	37,915	13.24	16.39	619,551	1.14	0.75	1.35	(14.41)	(13.92)
Guggenheim VIF Alpha Opportunity
2022	4,175	15.67	15.67	65,498	0.00	0.75	0.75	(11.87)	(11.87)
2021	4,063	17.78	17.78	72,348	0.01	0.75	0.75	9.62	9.62
2020	3,936	14.59	16.22	63,951	0.01	0.75	1.35	(4.01)	(3.45)
2019	7,089	15.20	16.80	119,181	0.17	0.75	1.35	(6.63)	(6.04)
2018	7,334	16.28	17.88	131,214	—	0.75	1.35	(15.34)	(14.86)

Variable Annuity Account B

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Guggenheim VIF Floating Rate Strategies
2022	131,307	8.95	8.95	1,175,365	0.02	0.75	0.75	(4.48)	(4.48)
2021	130,980	9.37	9.37	1,227,732	0.02	0.75	0.75	(1.37)	(1.37)
2020	127,892	9.50	9.50	1,214,268	0.06	0.75	0.75	(3.65)	(3.65)
2019	126,461	9.86	9.86	1,246,528	5.58	0.75	0.75	3.68	3.68
2018	92,752	9.51	9.51	882,117	2.76	0.75	0.75	(4.52)	(4.52)
Guggenheim VIF Global Managed Futures Strategy
2022	13,803	5.05	5.05	69,753	0.03	0.75	0.75	7.22	7.22
2021	13,459	4.71	4.71	63,452	—	0.75	0.75	(2.89)	(2.89)
2020	13,695	4.85	4.85	66,418	0.04	0.75	0.75	(1.22)	(1.22)
2019	12,143	4.91	4.91	59,591	0.91	0.75	0.75	4.25	4.25
2018	12,735	4.71	4.71	60,006	—	0.75	0.75	(12.45)	(12.45)
Guggenheim VIF High Yield
2022	26,151	14.19	30.36	740,192	0.06	0.75	1.35	(13.58)	(13.01)
2021	29,245	16.42	34.90	927,988	0.05	0.75	1.35	0.92	1.51
2020	27,625	16.27	34.38	885,812	0.07	0.75	1.35	0.18	0.79
2019	35,057	16.24	34.11	1,100,982	7.50	0.75	1.35	6.91	7.57
2018	37,313	15.19	31.71	1,105,259	7.77	0.75	1.35	(8.22)	(7.66)
Guggenheim VIF Large Cap Value
2022	36,943	17.66	17.87	651,801	0.01	0.75	1.35	(5.55)	(4.90)
2021	40,262	18.57	18.92	747,458	0.02	0.75	1.35	21.67	22.33
2020	51,732	15.18	15.55	784,893	0.02	0.75	1.35	(2.20)	(1.56)
2019	51,223	15.42	15.90	789,682	1.75	0.75	1.35	16.65	17.35
2018	52,780	13.14	13.63	693,499	1.36	0.75	1.35	(13.41)	(12.86)
Guggenheim VIF Long Short Equity
2022	5,260	10.84	12.21	64,239	0.00	0.75	1.35	(18.00)	(17.56)
2021	6,846	13.22	14.81	100,035	0.01	0.75	1.35	18.46	19.24
2020	6,422	11.16	12.42	78,667	0.01	0.75	1.35	0.45	1.06
2019	8,163	11.11	12.29	98,619	0.55	0.75	1.35	1.09	1.65
2018	7,325	10.99	12.09	88,194	—	0.75	1.35	(16.68)	(16.16)

Variable Annuity Account B

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Guggenheim VIF Managed Asset Allocation
2022	38,609	12.71	12.86	491,093	0.01	0.75	1.35	(20.12)	(19.66)
2021	43,256	15.82	16.10	684,602	0.01	0.75	1.35	7.69	8.36
2020	39,536	14.60	14.95	577,725	0.02	0.75	1.35	7.79	8.39
2019	42,933	13.47	13.87	578,599	1.63	0.75	1.35	14.91	15.72
2018	40,539	11.64	12.07	472,271	1.41	0.75	1.35	(9.72)	(9.20)
Guggenheim VIF Multi-Hedge Strategies
2022	14,287	5.69	6.11	87,065	0.01	0.75	1.35	(7.63)	(7.00)
2021	8,623	6.16	6.57	56,395	—	0.75	1.35	3.53	4.12
2020	8,087	5.95	6.31	50,843	0.02	0.75	1.35	2.76	3.44
2019	3,337	5.79	6.10	20,464	1.85	0.75	1.35	0.52	1.16
2018	9,823	5.76	6.03	59,135	—	0.75	1.35	(9.15)	(8.64)
Guggenheim VIF Small Cap Value
2022	9,943	25.46	38.38	375,823	0.01	0.75	1.35	(7.82)	(7.27)
2021	9,584	27.62	41.39	394,141	0.01	0.75	1.35	20.82	21.52
2020	11,826	22.86	34.06	402,799	0.01	0.75	1.35	(5.22)	(4.62)
2019	14,021	24.12	35.71	500,767	0.79	0.75	1.35	17.37	18.05
2018	15,707	20.55	30.25	470,825	0.38	0.75	1.35	(16.40)	(15.88)
Guggenheim VIF SMid Cap Value
2022	26,893	28.40	41.91	1,119,342	0.01	0.75	1.35	(6.02)	(5.46)
2021	28,345	30.22	44.33	1,248,305	0.02	0.75	1.35	18.46	19.20
2020	35,116	25.51	37.19	1,297,421	0.01	0.75	1.35	(0.16)	0.43
2019	37,341	25.55	37.03	1,371,975	0.88	0.75	1.35	21.32	22.05
2018	43,323	21.06	30.34	1,301,614	0.66	0.75	1.35	(16.69)	(16.19)
Guggenheim VIF StylePlus Large Core
2022	39,686	11.79	14.41	477,451	0.01	0.75	1.35	(24.04)	(23.54)
2021	40,059	15.42	18.97	633,084	0.01	0.75	1.35	23.02	23.76
2020	41,837	12.46	15.42	533,620	0.02	0.75	1.35	13.63	14.31
2019	42,519	10.90	13.57	473,115	2.15	0.75	1.35	24.50	25.29
2018	42,659	8.70	10.90	378,390	1.75	0.75	1.35	(10.58)	(10.03)

Variable Annuity Account B

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Guggenheim VIF StylePlus Large Growth
2022	17,230	13.31	16.08	229,480	0.00	0.75	1.35	(33.61)	(33.22)
2021	19,246	19.93	24.22	385,304	0.01	0.75	1.35	22.32	23.10
2020	16,027	16.19	19.80	261,453	0.01	0.75	1.35	32.00	32.70
2019	20,983	12.20	15.00	256,693	2.06	0.75	1.35	28.21	29.10
2018	20,293	9.45	11.70	191,987	1.49	0.75	1.35	(7.80)	(7.26)
Guggenheim VIF StylePlus Mid Growth
2022	154,319	14.83	15.77	2,288,731	0.00	0.75	1.35	(30.83)	(30.41)
2021	145,435	21.31	22.80	3,100,760	0.01	0.75	1.35	8.83	9.51
2020	143,790	19.46	20.95	2,800,475	0.01	0.75	1.35	26.51	27.27
2019	137,549	15.29	16.56	2,105,480	0.86	0.75	1.35	26.99	27.84
2018	130,113	11.96	13.04	1,558,339	1.49	0.75	1.35	(11.05)	(10.55)
Guggenheim VIF StylePlus Small Growth
2022	95,014	9.81	16.92	932,472	0.00	0.75	1.35	(29.71)	(29.32)
2021	92,991	13.88	13.88	1,290,852	0.00	0.75	0.75	2.66	2.66
2020	95,439	13.52	23.60	1,290,992	0.01	0.75	1.35	26.20	26.95
2019	88,383	10.65	18.70	942,344	0.71	0.75	1.35	20.33	21.02
2018	65,551	8.80	15.54	583,481	0.94	0.75	1.35	(14.14)	(13.64)
Guggenheim VIF Total Return Bond
2022	165,345	7.67	9.42	1,559,687	0.03	0.75	1.35	(19.69)	(19.21)
2021	174,830	9.55	11.66	2,041,211	0.02	0.75	1.35	(4.69)	(4.11)
2020	174,199	10.02	12.16	2,113,959	0.02	0.75	1.35	9.39	9.95
2019	207,073	9.16	11.06	2,289,766	2.84	0.75	1.35	—	0.64
2018	181,943	9.16	10.99	1,996,173	4.21	0.75	1.35	(3.17)	(2.57)
Guggenheim VIF World Equity Income
2022	50,167	11.87	13.35	596,001	0.02	0.75	1.35	(12.97)	(12.46)
2021	55,015	13.56	15.34	749,106	0.01	0.75	1.35	16.57	17.30
2020	64,230	11.56	13.16	745,184	0.02	0.75	1.35	2.09	2.66
2019	80,298	11.26	12.89	904,395	2.80	0.75	1.35	16.23	16.93
2018	96,446	9.63	11.09	928,804	2.98	0.75	1.35	(12.12)	(11.49)

Variable Annuity Account B

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Invesco V.I. American Value
2022	13,497	9.67	9.67	130,507	0.01	0.75	0.75	(6.48)	(6.48)
2021	705	10.29	10.34	7,288	0.05	0.75	1.35	—	—
Invesco V.I. Comstock
2022	12,906	15.21	18.06	232,745	0.01	0.75	1.35	(3.43)	(2.85)
2021	14,931	15.75	18.59	277,225	0.02	0.75	1.35	27.43	28.21
2020	17,603	12.36	14.50	255,085	0.02	0.75	1.35	(5.36)	(4.79)
2019	18,361	13.06	15.23	279,403	1.71	0.75	1.35	19.60	20.40
2018	24,827	10.92	12.65	313,979	1.41	0.75	1.35	(16.06)	(15.61)
Invesco V.I. Core Bond (b)
2022	—	6.87	6.87	—	0.05	0.75	0.75	(0.87)	(0.87)
2021	32,297	6.46	6.93	223,132	0.01	0.75	1.35	(6.10)	(5.46)
2020	57,014	6.88	7.33	415,327	0.05	0.75	1.35	4.88	5.47
2019	33,571	6.56	6.95	231,997	3.27	0.75	1.35	4.46	5.14
2018	31,209	6.28	6.61	204,839	3.44	0.75	1.35	(5.42)	(4.89)
Invesco V.I. Core Plus Bond (b)
2022	23,145	9.26	9.26	214,371	0.01	0.75	0.75	(7.40)	(7.40)
Invesco V.I. Discovery Mid Cap Growth
2022	20,160	15.56	15.56	313,552	—	0.75	0.75	(33.65)	(33.65)
2021	19,484	23.45	23.45	456,732	—	0.75	0.75	14.45	14.45
2020	19,046	16.59	20.49	390,158	—	0.75	1.35	34.01	34.80
2019	21,555	12.38	15.20	328,690	—	0.75	1.35	28.29	29.03
2018	21,324	9.65	11.78	251,884	—	0.75	1.35	(9.90)	(9.31)
Invesco V.I. Equity and Income
2022	48,442	15.63	15.63	757,573	0.01	0.75	0.75	(11.09)	(11.09)
2021	62,736	14.95	17.58	1,103,548	0.02	0.75	1.35	13.34	14.01
2020	62,922	13.19	15.42	970,057	0.02	0.75	1.35	4.93	5.54
2019	65,625	12.57	14.61	958,945	2.47	0.75	1.35	14.90	15.59
2018	67,551	10.94	12.64	853,910	2.06	0.75	1.35	(13.59)	(13.07)

(b)	Merger. See Note 1.

Variable Annuity Account B

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Invesco V.I. EVQ International Equity Fund (a)
2022	21,387	13.21	14.80	311,597	0.01	0.75	1.35	(21.97)	(21.49)
2021	25,314	16.93	18.85	471,218	0.01	0.75	1.35	1.07	1.73
2020	26,974	16.75	18.53	494,373	0.02	0.75	1.35	8.91	9.58
2019	36,533	15.38	16.91	613,360	1.31	0.75	1.35	22.75	23.52
2018	41,965	12.53	13.69	571,140	1.51	0.75	1.35	(18.79)	(18.37)
Invesco V.I. Global
2022	41,351	11.77	11.77	487,475	—	0.75	0.75	(34.43)	(34.43)
2021	41,242	17.95	17.95	741,389	—	0.75	0.75	10.94	10.94
2020	47,986	16.18	16.18	777,416	0.00	0.75	0.75	22.58	22.58
2019	55,200	13.20	13.20	729,146	0.66	0.75	0.75	26.68	26.68
2018	45,410	10.42	10.42	473,787	0.68	0.75	0.75	(16.64)	(16.64)
Invesco V.I. Global Real Estate
2022	26,157	15.35	17.29	452,308	0.03	0.75	1.35	(28.10)	(27.69)
2021	27,755	21.35	23.91	663,517	0.03	0.75	1.35	20.35	21.06
2020	28,991	17.74	19.75	572,423	0.05	0.75	1.35	(16.04)	(15.53)
2019	32,131	21.13	23.38	751,303	4.75	0.75	1.35	17.72	18.44
2018	35,815	17.95	19.74	706,833	3.78	0.75	1.35	(10.16)	(9.62)
Invesco V.I. Government Money Market
2022	88,397	7.84	8.16	719,363	0.01	0.75	1.35	(3.09)	(2.51)
2021	110,026	8.09	8.37	920,685	0.00	0.75	1.35	(4.26)	(3.68)
2020	117,657	8.45	8.69	1,022,249	0.00	0.75	1.35	(3.98)	(3.44)
2019	66,649	8.80	9.00	599,927	1.70	0.75	1.35	(2.76)	(2.17)
2018	100,298	9.05	9.20	919,798	1.06	0.75	1.35	(3.00)	(2.44)

(a)	Name change. See Note 1.

Variable Annuity Account B

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Invesco V.I. Government Securities
2022	84,106	7.09	7.09	598,312	0.02	0.75	0.75	(13.96)	(13.96)
2021	96,042	8.24	8.24	792,898	0.02	0.75	0.75	(6.04)	(6.04)
2020	96,578	8.04	8.77	848,396	0.02	0.75	1.35	1.39	2.10
2019	108,750	7.93	8.59	935,672	2.29	0.75	1.35	1.28	1.90
2018	126,342	7.83	8.43	1,066,699	1.92	0.75	1.35	(4.04)	(3.44)
Invesco V.I. Health Care
2022	9,230	22.17	24.98	225,603	—	0.75	1.35	(17.00)	(16.48)
2021	8,398	26.71	29.91	247,702	0.00	0.75	1.35	7.48	8.13
2020	13,429	24.85	27.66	367,420	0.00	0.75	1.35	9.57	10.24
2019	14,960	22.68	25.09	371,437	0.05	0.75	1.35	26.85	27.62
2018	14,645	17.88	19.66	285,444	—	0.75	1.35	(3.40)	(2.82)
Invesco V.I. Main Street Mid Cap Fund®
2022	4,064	18.07	20.36	82,731	0.00	0.75	1.35	(18.09)	(17.60)
2021	4,523	22.06	24.71	111,451	0.00	0.75	1.35	17.59	18.34
2020	4,490	18.76	20.88	93,728	0.00	0.75	1.35	4.28	4.92
2019	6,088	17.99	19.90	121,148	0.23	0.75	1.35	19.69	20.46
2018	6,315	15.03	16.52	103,949	0.14	0.75	1.35	(15.37)	(14.89)
Invesco V.I. Main Street Small Cap Fund®
2022	5,281	28.72	32.36	169,462	0.00	0.75	1.35	(19.62)	(19.12)
2021	5,330	35.73	40.01	211,510	0.00	0.75	1.35	17.07	17.78
2020	7,158	30.52	33.97	241,724	0.00	0.75	1.35	14.52	15.19
2019	8,220	26.65	29.49	240,807	—	0.75	1.35	20.75	21.51
2018	9,254	22.07	24.27	223,118	0.07	0.75	1.35	(14.36)	(13.84)
Janus Henderson VIT Enterprise
2022	79,346	24.47	24.47	1,941,374	0.00	0.75	0.75	(19.24)	(19.24)
2021	80,846	27.85	30.30	2,448,804	0.00	0.75	1.35	11.58	12.26
2020	81,422	24.96	26.99	2,196,653	—	0.75	1.35	14.08	14.75
2019	80,995	21.88	23.52	1,903,821	0.06	0.75	1.35	29.39	30.23
2018	63,748	16.91	18.06	1,150,810	0.10	0.75	1.35	(4.89)	(4.34)

Variable Annuity Account B

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Janus Henderson VIT Research
2022	43,083	17.62	17.62	759,514	—	0.75	0.75	(32.59)	(32.59)
2021	40,328	24.52	26.14	1,055,169	0.00	0.75	1.35	14.96	15.61
2020	43,759	21.33	22.61	989,918	0.00	0.75	1.35	26.89	27.67
2019	42,400	16.81	17.71	751,265	0.31	0.75	1.35	29.51	30.22
2018	37,679	12.98	13.60	512,575	0.42	0.75	1.35	(7.02)	(6.40)
JPMorgan Insurance Trust Core Bond Portfolio
2022	13,641	7.80	7.80	106,051	0.02	0.75	0.75	(15.95)	(15.95)
2021	31,785	9.28	9.28	294,648	0.01	0.75	0.75	(5.31)	(5.31)
2020	16,925	9.80	9.80	165,502	0.02	0.75	0.75	3.70	3.70
2019	18,244	9.45	9.45	172,016	2.41	0.75	0.75	3.85	3.85
2018	18,157	9.10	9.10	164,786	2.44	0.75	0.75	(3.91)	(3.91)
Lord Abbett Series Bond-Debenture VC
2022	21,564	9.26	9.26	199,893	0.04	0.75	0.75	(16.05)	(16.05)
2021	25,648	11.03	11.03	283,032	0.03	0.75	0.75	(0.54)	(0.54)
2020	19,782	11.09	11.09	219,477	0.03	0.75	0.75	3.36	3.36
2019	29,960	10.73	10.73	321,515	3.78	0.75	0.75	9.27	9.27
2018	33,311	9.82	9.82	327,299	4.46	0.75	0.75	(7.62)	(7.62)
Lord Abbett Series Developing Growth VC
2022	13,770	13.57	13.57	187,037	—	0.75	0.75	(38.32)	(38.32)
2021	16,026	22.00	22.00	352,903	—	0.75	0.75	(6.30)	(6.30)
2020	11,452	23.48	23.48	269,271	—	0.75	0.75	66.17	66.17
2019	7,684	14.13	14.13	108,755	—	0.75	0.75	26.95	26.95
2018	4,501	11.13	11.13	50,246	—	0.75	0.75	1.00	1.00
MFS® VIT II Research International
2022	25,874	9.25	9.25	239,594	0.02	0.75	0.75	(20.87)	(20.87)
2021	25,745	9.14	11.69	301,069	0.01	0.75	1.35	6.53	7.15
2020	33,917	8.58	10.91	369,446	0.02	0.75	1.35	7.92	8.56
2019	34,247	7.95	10.05	335,823	1.26	0.75	1.35	22.31	23.01
2018	33,210	6.50	8.17	270,814	1.04	0.75	1.35	(18.03)	(17.47)

Variable Annuity Account B

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
MFS® VIT Total Return
2022	60,419	11.53	13.57	820,972	0.01	0.75	1.35	(13.70)	(13.12)
2021	64,220	13.36	15.62	1,003,892	0.02	0.75	1.35	8.97	9.69
2020	74,612	12.26	14.24	1,064,096	0.02	0.75	1.35	4.88	5.40
2019	98,690	11.69	13.51	1,334,002	2.26	0.75	1.35	14.95	15.77
2018	116,565	10.17	11.67	1,361,787	1.98	0.75	1.35	(9.84)	(9.39)
MFS® VIT Utilities
2022	31,490	14.47	21.77	667,987	0.02	0.75	1.35	(3.79)	(3.20)
2021	33,914	15.04	22.49	743,597	0.01	0.75	1.35	8.91	9.60
2020	32,833	13.81	20.52	656,606	0.02	0.75	1.35	1.17	1.74
2019	30,738	13.65	20.17	597,248	3.77	0.75	1.35	19.42	20.20
2018	29,300	11.43	16.78	475,313	0.83	0.75	1.35	(3.46)	(2.89)
Morgan Stanley VIF Emerging Markets Equity
2022	45,741	5.48	6.54	298,805	0.00	0.75	1.35	(28.37)	(27.81)
2021	45,629	7.65	9.06	413,319	0.01	0.75	1.35	(1.42)	(0.88)
2020	45,231	7.76	9.14	411,975	0.01	0.75	1.35	9.45	10.12
2019	57,672	7.09	8.30	478,147	1.13	0.75	1.35	14.54	15.12
2018	64,871	6.19	7.21	467,338	0.45	0.75	1.35	(21.05)	(20.51)
Morningstar Aggressive Growth ETF Asset Allocation Portfolio
2022	16,052	11.94	11.94	191,621	0.01	0.75	0.75	(16.39)	(16.39)
2021	15,609	14.28	14.28	222,752	0.01	0.75	0.75	13.97	13.97
2020	16,637	12.53	12.53	208,300	0.02	0.75	0.75	5.92	5.92
2019	16,015	11.83	11.83	189,360	1.60	0.75	0.75	17.71	17.71
2018	15,367	10.05	10.05	154,405	1.61	0.75	0.75	(12.68)	(12.68)
Morningstar Balanced ETF Asset Allocation Portfolio
2022	33,435	10.18	10.18	340,270	0.02	0.75	0.75	(16.08)	(16.08)
2021	32,184	12.13	12.13	390,328	0.01	0.75	0.75	6.68	6.68
2020	35,142	11.37	11.37	399,397	0.02	0.75	0.75	5.08	5.08
2019	34,669	10.82	10.82	374,943	2.35	0.75	0.75	12.01	12.01
2018	32,222	9.66	9.66	311,167	2.05	0.75	0.75	(9.72)	(9.72)

Variable Annuity Account B

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Morningstar Conservative ETF Asset Allocation Portfolio
2022	13,487	8.20	8.20	110,612	0.01	0.75	0.75	(15.11)	(15.11)
2021	13,415	9.66	9.66	129,519	0.01	0.75	0.75	(1.53)	(1.53)
2020	17,947	9.81	9.81	175,925	0.03	0.75	0.75	2.62	2.62
2019	4,287	9.56	9.56	40,984	1.98	0.75	0.75	5.52	5.52
2018	4,473	9.06	9.06	40,536	3.53	0.75	0.75	(6.02)	(6.02)
Morningstar Growth ETF Asset Allocation Portfolio
2022	18,757	11.20	11.20	210,096	0.02	0.75	0.75	(16.42)	(16.42)
2021	17,447	13.40	13.40	233,855	0.01	0.75	0.75	10.65	10.65
2020	27,672	12.11	12.11	335,227	0.02	0.75	0.75	5.95	5.95
2019	26,306	11.43	11.43	300,817	1.47	0.75	0.75	15.34	15.34
2018	39,369	9.91	9.91	390,171	2.28	0.75	0.75	(11.44)	(11.44)
Morningstar Income and Growth ETF Asset Allocation Portfolio
2022	11,708	9.18	9.18	107,375	0.01	0.75	0.75	(15.70)	(15.70)
2021	16,633	10.89	10.89	181,133	0.01	0.75	0.75	2.54	2.54
2020	20,864	10.62	10.62	221,599	0.02	0.75	0.75	4.42	4.42
2019	20,037	10.17	10.17	203,791	2.13	0.75	0.75	8.77	8.77
2018	19,249	9.35	9.35	180,031	2.04	0.75	0.75	(7.79)	(7.79)
Neuberger Berman AMT Sustainable Equity
2022	20,069	24.95	27.61	555,808	0.00	0.75	1.35	(22.10)	(21.63)
2021	23,989	32.03	35.23	846,913	0.00	0.75	1.35	17.89	18.62
2020	28,397	27.17	29.70	844,912	0.00	0.75	1.35	14.16	14.89
2019	30,598	23.80	25.85	792,517	0.29	0.75	1.35	20.26	20.96
2018	31,099	19.79	21.37	665,661	0.18	0.75	1.35	(9.96)	(9.41)
PIMCO VIT All Asset
2022	7,563	11.79	13.28	96,643	0.07	0.75	1.35	(15.60)	(15.09)
2021	7,622	13.97	15.64	114,415	0.11	0.75	1.35	11.31	11.95
2020	9,453	12.55	13.97	127,932	0.05	0.75	1.35	3.38	4.02
2019	10,732	12.14	13.43	139,840	2.88	0.75	1.35	7.15	7.78
2018	11,554	11.33	12.46	140,075	3.19	0.75	1.35	(9.43)	(8.92)

Variable Annuity Account B

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
PIMCO VIT CommodityRealReturn Strategy
2022	37,504	4.96	5.67	209,640	0.23	0.75	1.35	3.98	4.61
2021	41,071	4.77	5.42	219,245	0.04	0.75	1.35	27.88	28.44
2020	41,436	3.73	4.22	171,816	0.07	0.75	1.35	(3.12)	(2.54)
2019	42,263	3.85	4.33	180,578	4.75	0.75	1.35	6.65	7.44
2018	42,915	3.61	4.03	170,993	2.09	0.75	1.35	(17.77)	(17.25)
PIMCO VIT Emerging Markets Bond
2022	2,790	9.20	9.67	26,990	0.04	0.75	1.35	(19.37)	(18.94)
2021	4,698	11.41	11.93	55,975	0.05	0.75	1.35	(6.78)	(6.21)
2020	3,539	12.24	12.72	44,961	0.05	0.75	1.35	2.00	2.66
2019	3,771	12.00	12.39	46,674	5.32	0.75	1.35	9.79	10.43
2018	7,469	10.93	11.22	83,521	4.85	0.75	1.35	(8.92)	(8.33)
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)
2022	26,836	9.44	10.22	273,764	0.01	0.75	1.35	(14.03)	(13.46)
2021	33,214	10.98	11.81	391,686	0.02	0.75	1.35	(6.07)	(5.52)
2020	33,588	11.69	12.50	419,106	0.06	0.75	1.35	1.04	1.63
2019	48,392	11.57	12.30	594,593	1.86	0.75	1.35	2.39	3.10
2018	52,887	11.30	11.93	630,322	1.31	0.75	1.35	(2.25)	(1.65)
PIMCO VIT Low Duration
2022	53,567	6.51	7.33	391,797	0.02	0.75	1.35	(9.71)	(9.28)
2021	58,945	7.21	8.08	475,070	0.01	0.75	1.35	(5.13)	(4.49)
2020	68,641	7.60	8.46	580,042	0.01	0.75	1.35	(1.43)	(0.82)
2019	70,418	7.71	8.53	600,015	2.78	0.75	1.35	(0.39)	0.12
2018	64,278	7.74	8.52	546,601	1.86	0.75	1.35	(3.97)	(3.29)
PIMCO VIT Real Return
2022	99,577	8.86	9.98	993,139	0.07	0.75	1.35	(15.62)	(15.14)
2021	111,507	10.50	11.76	1,310,338	0.05	0.75	1.35	1.06	1.73
2020	115,435	10.39	11.56	1,334,518	0.01	0.75	1.35	7.00	7.53
2019	130,852	9.71	10.75	1,405,883	1.62	0.75	1.35	3.74	4.47
2018	140,061	9.36	10.29	1,439,778	2.57	0.75	1.35	(6.31)	(5.77)

Variable Annuity Account B

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
PIMCO VIT Total Return
2022	59,603	7.86	7.86	468,213	0.02	0.75	0.75	(17.52)	(17.52)
2021	66,010	9.53	9.53	628,822	0.02	0.75	0.75	(4.99)	(4.99)
2020	54,792	10.03	10.03	549,409	0.02	0.75	0.75	4.59	4.59
2019	44,606	9.59	9.59	427,841	2.81	0.75	0.75	4.24	4.24
2018	19,931	9.20	9.20	183,397	2.54	0.75	0.75	(4.27)	(4.27)
Putnam VT Small Cap Value
2022	1,359	12.45	12.45	16,929	0.00	0.75	0.75	(16.22)	(16.22)
2021	1,305	14.86	14.86	19,400	0.01	0.75	0.75	34.85	34.85
2020	911	11.02	11.02	10,045	0.01	0.75	0.75	0.09	0.09
2019	1,774	11.01	11.01	19,534	0.66	0.75	0.75	19.67	19.67
2018	1,702	9.20	9.20	15,662	0.43	0.75	0.75	(22.88)	(22.88)
Royce Micro-Cap
2022	12,437	11.79	11.79	146,246	—	0.75	0.75	(25.24)	(25.24)
2021	14,090	13.01	15.77	221,819	—	0.75	1.35	24.50	25.16
2020	15,360	10.45	12.60	193,194	—	0.75	1.35	18.48	19.21
2019	15,614	8.82	10.57	164,729	—	0.75	1.35	14.40	15.14
2018	16,658	7.71	9.18	151,455	—	0.75	1.35	(12.88)	(12.40)
T. Rowe Price Health Sciences
2022	79,807	19.37	19.37	1,546,409	—	0.75	0.75	(15.86)	(15.86)
2021	80,329	23.02	23.02	1,850,308	—	0.75	0.75	8.64	8.64
2020	75,438	21.19	21.19	1,598,905	—	0.75	0.75	24.50	24.50
2019	72,441	17.02	17.02	1,233,406	—	0.75	0.75	23.96	23.96
2018	61,974	13.73	13.73	851,656	—	0.75	0.75	(2.90)	(2.90)
Templeton Developing Markets VIP Fund
2022	18,634	8.29	8.29	154,519	0.03	0.75	0.75	(24.84)	(24.84)
2021	16,710	11.03	11.03	184,388	0.01	0.75	0.75	(9.22)	(9.22)
2020	17,647	12.15	12.15	214,489	0.06	0.75	0.75	12.81	12.81
2019	19,594	10.77	10.77	210,974	1.00	0.75	0.75	22.11	22.11
2018	17,321	8.82	8.82	152,845	0.89	0.75	0.75	(18.93)	(18.93)

Variable Annuity Account B

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Templeton Global Bond VIP Fund
2022	280,114	6.51	6.51	1,822,345	—	0.75	0.75	(8.44)	(8.44)
2021	313,166	7.11	7.11	2,225,419	—	0.75	0.75	(8.49)	(8.49)
2020	249,500	7.77	7.77	1,937,727	0.06	0.75	0.75	(8.70)	(8.70)
2019	146,973	8.51	8.51	1,251,558	7.02	0.75	0.75	(1.73)	(1.73)
2018	137,719	8.66	8.66	1,193,640	—	0.75	0.75	(1.81)	(1.81)
Western Asset Variable Global High Yield Bond
2022	2,195	9.61	9.80	21,315	0.06	0.75	1.35	(17.51)	(17.02)
2021	2,421	11.65	11.81	28,400	0.04	0.75	1.35	(3.32)	(2.64)
2020	3,102	12.05	12.13	37,516	0.03	0.75	1.35	2.55	3.15
2019	4,361	11.75	11.76	51,259	4.64	0.75	1.35	9.20	9.80
2018	5,337	10.71	10.76	57,563	3.95	0.75	1.35	(8.27)	(7.67)

(1)

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. Average net assets is a simple average of net assets and will not reflect offsetting changes in net assets occurring within a year. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2)

These ratios represent the annualized contract expenses of the Account, consisting primarily of administrative and mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to the unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded. The additional fees for the mortality and expense risk charges applied to policies whose contract values are less than $100,000 are excluded from these ratios because they result in reductions of contract owner units, rather than direct reductions to the unit values. See Note 2.

(3)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the inception date through the end of the reporting period.

(4)	Unit value information is calculated on a daily basis regardless of whether or not the subaccount has contractholders.

Variable Annuity Account B

Notes to Financial Statements (continued)

5. Subsequent Events

The Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

72